UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22559
                                                    -----------

                      First Trust Exchange-Traded Fund IV
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ----------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2016
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust North American
Energy Infrastructure Fund
(EMLP)

Annual Report
For the Year Ended
October 31, 2016


Energy Income Partners, LLC
---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities..........................................  9
Statement of Operations...................................................... 10
Statements of Changes in Net Assets.......................................... 11
Financial Highlights......................................................... 12
Notes to Financial Statements................................................ 13
Report of Independent Registered Public Accounting Firm...................... 19
Additional Information....................................................... 20
Board of Trustees and Officers............................................... 25
Privacy Policy............................................................... 27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the Sub-Advisor) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust North American Energy Infrastructure Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016

Dear Shareholders:

Thank you for your investment in First Trust North American Energy Infrastructure Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

---------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                             1 Year Ended        Inception (6/20/12)        Inception (6/20/12)
                                               10/31/16              to 10/31/16                to 10/31/16
FUND PERFORMANCE
NAV                                             12.01%                  8.59%                     43.30%
Market Price                                    11.90%                  8.61%                     43.39%

INDEX PERFORMANCE
Blended Benchmark(1)                             8.71%                  6.32%                     30.65%
S&P 500(R) Index                                 4.51%                 13.24%                     72.08%
---------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1) The Blended Benchmark consists of the following two indices: 50% of the Philadelphia Stock Exchange Utility Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that distributions are reinvested when they are received.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP) (CONTINUED)

-----------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Pipeline                                        48.59%
Electric Power                                  38.47
Propane                                          3.99
Natural Gas Utility                              3.60
Coal                                             2.68
Gathering & Processing                           1.85
Other                                            0.82
                                               -------
     Total                                     100.00%
                                               =======

-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
Enbridge Energy Management, LLC                  8.72%
TransCanada Corp.                                6.74
Enterprise Products Partners, L.P.               4.22
Enbridge Income Fund Holdings, Inc.              3.29
American Electric Power Co., Inc.                3.20
NextEra Energy, Inc.                             3.10
Williams (The) Cos., Inc.                        2.98
Eversource Energy                                2.95
NextEra Energy Partners, L.P.                    2.69
Public Service Enterprise Group, Inc.            2.60
                                               -------
     Total                                      40.49%
                                               =======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      JUNE 20, 2012 - OCTOBER 31, 2016

                 First Trust North American        Blended         S&P 500(R)
                 Energy Infrastructure Fund      Benchmark(1)        Index
6/20/12                   $10,000                  $10,000          $10,000
10/31/12                   10,690                   10,609           10,495
4/30/13                    12,380                   12,218           12,009
10/31/13                   12,138                   12,041           13,347
4/30/14                    13,343                   13,356           14,463
10/31/14                   14,861                   14,357           15,652
4/30/15                    15,005                   13,778           16,340
10/31/15                   12,793                   12,019           16,466
4/30/16                    13,004                   12,510           16,537
10/31/16                   14,330                   13,065           17,208

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2012 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT              NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                  BELOW NAV
                      ----------------------------------------     ----------------------------------------
                      0.00%-     0.50%-     1.00%-                 0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%     0.49%      0.99%      1.99%      >=2.00%
6/21/12 - 10/31/12      78          4          0           0          9          0          0           0
11/1/12 - 10/31/13     226          2          0           0         24          0          0           0
11/1/13 - 10/31/14     231          0          0           0         21          0          0           0
11/1/14 - 10/31/15     158          0          0           0         93          0          0           0
11/1/15 - 10/31/16     213          0          0           0         39          0          0           0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)


                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), Westport, CT, serves as the investment sub-advisor to the First Trust North American Energy Infrastructure Fund ("EMLP" or the "Fund"). EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, Yield-Co's, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. As of October 31, 2016, EIP has approximately $5.3 billion of assets under management or supervision. Private funds advised by EIP include a partnership for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, in addition to the Fund, EIP serves as a sub-advisor to four closed-end management investment companies, to a sleeve of an actively managed exchange-traded fund and to a sleeve of a series of a variable insurance trust. EIP is an investment advisor registered with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE - CO-PORTFOLIO MANAGER, FOUNDER AND CEO OF ENERGY INCOME
   PARTNERS, LLC

EVA PAO - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

JOHN TYSSELAND - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

The Fund's investment objective is to seek total return. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies engaged in the energy infrastructure sector. These companies principally include publicly traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian income equities, pipeline companies, utilities and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). The Fund will be generally concentrated in Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("MLP Index") and the Philadelphia Stock Exchange Utility Index ("UTY Index"), the total return for energy-related MLPs and utilities for the fiscal year ended October 31, 2016 was -1.80% and 18.48%, respectively. These figures are according to data collected from Alerian Capital Management and Bloomberg. As measured by the S&P 500(R) Index, the broader equity market over the same period was 4.51%. While share appreciation can be volatile in the short term, EIP believes that share appreciation will approximate growth in per share quarterly dividends and cash distributions over the long term. Over the last 10 years, growth in per share MLP distributions and utility dividends has averaged 2.3% and 3.4%, respectively. Over the reporting period, growth in per share cash distributions of MLPs and utilities was -11.6% and 3.7%, respectively (source: Alerian Capital Management and Bloomberg).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis for the fiscal year ended October 31, 2016, the Fund provided a total return of 12.01%, including the reinvestment of dividends. This compares, according to collected data, to a total return of 8.71%(1) for the compounded average of the two indices (-1.80% for the MLP Index and 18.48% for the UTY Index), and 4.51% for the S&P 500(R) Index.

The Fund declared quarterly distributions during the fiscal year as follows:
$0.2677 per share in December 2015; $0.2025 per share in March 2016; $0.2336 per share in June 2016; and $0.2323 per share in September 2016.

-----------------------------

(1) The total return is the monthly rebalanced return for the MLP Index and UTY Index.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

The Fund's NAV total return of 12.01% outperformed the 8.71% average return of the MLP Index and UTY Index. Generally, the Fund's MLP positions outperformed their corresponding index (the MLP Index) and the Fund's non-MLP positions underperformed their corresponding index (the UTY Index). The MLP portion of the portfolio outperformed the MLP Index in part due to overweight positions in non-cyclical energy infrastructure MLPs. Volatile crude oil and natural gas prices throughout the fiscal year continued to weigh on cyclical MLPs in the index in addition to sentiment across the entire energy sector. The non-MLP positions in the Fund underperformed the UTY Index partly due to overweight positions in MLP parents. This negative performance was partially offset by underweight positions in UTY Index members who underperformed the UTY index. When comparing the Fund's performance versus the broader equity market, the Fund benefited from positions in regulated utilities and pipeline-related MLPs that outperformed the S&P 500(R) Index.

MARKET AND FUND OUTLOOK

From January 1, 2016 through October 31, 2016, the MLP asset class experienced one initial public offering ("IPO") that raised $0.3 billion compared to nine IPOs that raised $4.9 billion over the same time period in 2015. Reduced activity can be attributed to weak MLP equity markets as many indexes were down sharply year-over-year. From January 1, 2016 through October 31, 2016, total MLP equity issuance was down 33% to $10.9 billion compared to $16.2 billion over the same time period in 2015. Total MLP debt transactions were down 48% to $18.9 billion from January 1, 2016 through October 31, 2016, which compares to $36.4 billion over the same time period in 2015 (Barclays MLP Weekly).

Year-to-date, the combination of equity and debt raised approximately $29.8 billion, which represents about 8.2% of the roughly $362.4 billion of MLP market capitalization. Since MLPs pay out virtually all their free cash flow each quarter, this capital raising is, for the most part, a reflection of the capital investment and acquisition activity in the asset class.

For the first three quarters of 2016, capital spending for utilities continued to increase. Capital expenditures for the 20 companies that comprise the UTY Index were $80 billion. Annualizing this number would result in an estimate of about $107 billion for the year. This compares to $86 billion in 2014 and about $100 billion in 2015. EIP believes this growth in expenditures is in response to needs such as reliability, interconnection, modernization and growing demand. These capital investments are supported, in part, by federal and state regulations that allow companies to recoup investments made in their rate structure.

The Fund continues to seek to invest in energy infrastructure securities with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. The Fund invests in securities that tend to have high dividend payout ratios (as measured versus earnings); therefore, in EIP's opinion, securities with unpredictable cyclical cash flows make a poor fit. While there are some businesses within the Fund's portfolio with cyclical cash flows, they are usually small and analyzed in the context of each company's financial and operating leverage and payout ratio.

--------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       ANNUALIZED
                                                                                      EXPENSE RATIO     EXPENSES PAID
                                                 BEGINNING            ENDING          BASED ON THE       DURING THE
                                               ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                MAY 1, 2016      OCTOBER 31, 2016        PERIOD          PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY  INFRASTRUCTURE FUND (EMLP)
Actual                                           $1,000.00          $1,102.00             0.95%             $5.02
Hypothetical (5% return before expenses)         $1,000.00          $1,020.36             0.95%             $4.82

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016


SHARES      DESCRIPTION                           VALUE
------------------------------------------------------------
            COMMON STOCKS -- 71.8%
            ELECTRIC UTILITIES -- 20.5%
   279,338  Alliant Energy Corp.              $   10,628,811
   667,693  American Electric
               Power Co., Inc.                    43,293,214
   429,370  Duke Energy Corp.                     34,358,187
   566,255  Emera, Inc. (CAD)                     19,749,056
   725,125  Eversource Energy                     39,925,383
   927,172  Exelon Corp.                          31,588,750
   413,270  Fortis, Inc. (CAD)                    13,603,124
   366,182  Hydro One Ltd. (CAD) (a)               6,680,440
   184,633  IDACORP, Inc.                         14,473,381
   327,302  NextEra Energy, Inc.                  41,894,656
   243,167  Southern (The) Co.                    12,540,122
   330,488  Xcel Energy, Inc.                     13,731,776
                                              --------------
                                                 282,466,900
                                              --------------
            EQUITY REAL ESTATE INVESTMENT
               TRUSTS -- 0.7%
   146,626  CorEnergy Infrastructure
               Trust, Inc.                         3,970,632
   322,159  InfraREIT, Inc.                        5,354,283
                                              --------------
                                                   9,324,915
                                              --------------
            GAS UTILITIES -- 5.0%
   147,653  Atmos Energy Corp.                    10,983,907
   232,968  Chesapeake Utilities Corp.            14,921,600
   371,764  New Jersey Resources Corp.            12,621,388
    54,923  ONE Gas, Inc.                          3,365,681
   586,190  UGI Corp.                             27,134,735
                                              --------------
                                                  69,027,311
                                              --------------
            MULTI-UTILITIES -- 14.7%
   486,701  ATCO Ltd., Class I (CAD)              17,061,568
   477,938  Canadian Utilities Ltd.,
               Class A (CAD)                      13,657,916
   507,673  CMS Energy Corp.                      21,398,417
   352,328  National Grid PLC, ADR                23,049,298
   290,415  NiSource, Inc.                         6,755,053
   835,773  Public Service Enterprise
               Group, Inc.                        35,169,328
   443,370  SCANA Corp.                           32,525,623
   262,082  Sempra Energy                         28,068,982
   421,955  WEC Energy Group, Inc.                25,199,153
                                              --------------
                                                 202,885,338
                                              --------------
            OIL, GAS & CONSUMABLE
               FUELS -- 30.6%
 4,831,505  Enbridge Energy Management,
               LLC (b)                           117,985,352
 1,752,009  Enbridge Income Fund
               Holdings, Inc. (CAD)               44,463,123
   463,285  Enbridge, Inc.                        20,000,013
   956,840  Inter Pipeline Ltd. (CAD)             19,838,754
   408,551  Keyera Corp. (CAD)                    12,262,927
   710,524  Kinder Morgan, Inc.                   14,516,005
   631,535  ONEOK, Inc.                           30,585,240
   325,032  Spectra Energy Corp.                  13,589,588
   418,738  Targa Resources Corp.                 18,382,598


SHARES/
UNITS       DESCRIPTION                           VALUE
------------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
 2,013,262  TransCanada Corp.                 $   91,160,503
 1,378,348  Williams (The) Cos., Inc.             40,247,762
                                              --------------
                                                 423,031,865
                                              --------------
            WATER UTILITIES -- 0.3%
    51,644  American Water Works Co., Inc.         3,823,722
                                              --------------
            TOTAL COMMON STOCKS -- 71.8%         990,560,051
            (Cost $896,982,640)               --------------

            MASTER LIMITED PARTNERSHIPS
               -- 26.3%
            CHEMICALS -- 0.1%
    54,567  Westlake Chemical Partners, L.P.       1,151,364
                                              --------------
            GAS UTILITIES -- 2.0%
   298,563  AmeriGas Partners, L.P.               14,256,383
   388,850  Suburban Propane Partners, L.P.       12,517,082
                                              --------------
                                                  26,773,465
                                              --------------
            INDEPENDENT POWER AND
               RENEWABLE ELECTRICITY
               PRODUCERS -- 2.6%
 1,330,662  NextEra Energy Partners, L.P. (c)     36,393,605
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 21.6%
   408,148  Alliance Holdings GP, L.P.            12,391,373
   956,636  Alliance Resource Partners, L.P.      23,915,900
   183,738  Buckeye Partners, L.P.                11,858,451
   710,256  Columbia Pipeline Partners, L.P.      11,364,096
 2,258,959  Enterprise Products Partners, L.P.    57,016,125
   321,401  EQT Midstream Partners, L.P.          24,063,293
   663,200  Holly Energy Partners, L.P.           20,260,760
   188,624  Magellan Midstream Partners, L.P.     12,681,192
   371,203  NGL Energy Partners, L.P.              6,607,413
   440,494  ONEOK Partners, L.P.                  17,505,232
 1,053,837  Plains All American Pipeline, L.P.    31,994,491
   610,836  Spectra Energy Partners, L.P.         26,046,047
   315,536  Tallgrass Energy Partners, L.P.       14,271,693
   413,845  TC PipeLines, L.P.                    21,586,155
   156,964  TransMontaigne Partners, L.P.          6,124,735
                                              --------------
                                                 297,686,956
                                              --------------
            TOTAL MASTER LIMITED
               PARTNERSHIPS -- 26.3%             362,005,390
            (Cost $340,028,733)               --------------

            TOTAL INVESTMENTS -- 98.1%         1,352,565,441
            (Cost $1,237,011,373) (d)

            NET OTHER ASSETS AND
               LIABILITIES -- 1.9%                26,463,417
                                              --------------
            NET ASSETS -- 100.0%              $1,379,028,858
                                              ==============


                        See Notes to Financial Statements                 Page 7

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

OCTOBER 31, 2016


(a) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the year ended October 31, 2016, the Fund received 390,334 PIK shares of Enbridge Energy Management, LLC.

(c) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(d) Aggregate cost for federal income tax purposes is $1,257,466,804. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $125,002,774 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $29,904,137.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2       LEVEL 3
                     ------------------------------------------
Common Stocks*       $  990,560,051   $       --   $         --
Master Limited
   Partnerships*        362,005,390           --             --
                     ------------------------------------------
Total Investments    $1,352,565,441   $       --   $         --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


Page 8                  See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value..................................................     $  1,352,565,441
Cash...................................................................           22,543,652
Receivables:
   Capital shares sold.................................................            4,951,037
   Dividends...........................................................            4,927,194
                                                                            ----------------
      Total Assets.....................................................        1,384,987,324
                                                                            ----------------
LIABILITIES:
Due to custodian foreign currency......................................                  307
Payables:
   Investment securities purchased.....................................            4,856,963
   Investment advisory fees............................................            1,101,196
                                                                            ----------------
      Total Liabilities................................................            5,958,466
                                                                            ----------------
NET ASSETS.............................................................     $  1,379,028,858
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $  1,369,580,531
Par value..............................................................              557,050
Accumulated net investment income (loss)...............................           (6,015,082)
Accumulated net realized gain (loss) on investments and foreign
   currency transactions...............................................         (100,644,813)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation........................................          115,551,172
                                                                            ----------------
NET ASSETS.............................................................     $  1,379,028,858
                                                                            ================
NET ASSET VALUE, per share.............................................     $          24.76
                                                                            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           55,705,000
                                                                            ================
Investments, at cost...................................................     $  1,237,011,373
                                                                            ================
Foreign currency, at cost (proceeds)...................................     $           (312)
                                                                            ================


                        See Notes to Financial Statements                 Page 9

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Dividends..............................................................     $     27,795,623
Foreign tax withholding................................................           (1,333,005)
                                                                            ----------------
   Total investment income.............................................           26,462,618
                                                                            ----------------
EXPENSES:
Investment advisory fees...............................................           10,507,888
                                                                            ----------------
   Total expenses......................................................           10,507,888
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................           15,954,730
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................          (85,880,092)
   In-kind redemptions.................................................            6,634,547
   Foreign currency transactions.......................................              123,374
                                                                            ----------------
Net realized gain (loss)...............................................          (79,122,171)
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................          206,872,114
   Foreign currency translation........................................               (3,328)
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................          206,868,786
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................          127,746,615
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $    143,701,345
                                                                            ================


Page 10                  See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE               FOR THE
                                                                                 YEAR ENDED            YEAR ENDED
                                                                                 10/31/2016            10/31/2015
                                                                               --------------        --------------
OPERATIONS:
   Net investment income (loss)........................................        $   15,954,730        $   15,528,848
   Net realized gain (loss)............................................           (79,122,171)           22,512,851
   Net change in unrealized appreciation (depreciation)................           206,868,786          (204,121,247)
                                                                               --------------        --------------
   Net increase (decrease) in net assets resulting from operations.....           143,701,345          (166,079,548)
                                                                               --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................           (14,680,942)          (36,418,951)
   Return of capital...................................................           (31,088,228)                   --
                                                                               --------------        --------------
   Total distributions to shareholders.................................           (45,769,170)          (36,418,951)
                                                                               --------------        --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................           388,009,619           543,756,857
   Cost of shares redeemed.............................................           (59,521,848)         (335,596,477)
                                                                               --------------        --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions....................................           328,487,771           208,160,380
                                                                               --------------        --------------
   Total increase (decrease) in net assets.............................           426,419,946             5,661,881

NET ASSETS:
   Beginning of period.................................................           952,608,912           946,947,031
                                                                               --------------        --------------
   End of period.......................................................        $1,379,028,858        $  952,608,912
                                                                               ==============        ==============
   Accumulated net investment income (loss) at end of period...........        $   (6,015,082)       $    3,616,845
                                                                               ==============        ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.............................            41,355,000            34,155,000
   Shares sold.........................................................            17,300,000            20,200,000
   Shares redeemed.....................................................            (2,950,000)          (13,000,000)
                                                                               --------------        --------------
   Shares outstanding, end of period...................................            55,705,000            41,355,000
                                                                               ==============        ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                        FOR THE PERIOD
                                                             YEAR ENDED OCTOBER 31,                     6/20/2012 (a)
                                           ----------------------------------------------------------      THROUGH
                                               2016            2015           2014           2013         10/31/2012
                                           ------------    ------------   ------------   ------------   --------------

Net asset value, beginning of period        $    23.03      $    27.72     $    23.40     $    21.26      $    19.99
                                            ----------      ----------     ----------     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.30            0.39           0.45           0.39            0.05
Net realized and unrealized gain (loss)           2.37           (4.18)          4.71           2.46            1.33
                                            ----------      ----------     ----------     ----------      ----------
Total from investment operations                  2.67           (3.79)          5.16           2.85            1.38
                                            ----------      ----------     ----------     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.30)          (0.90)         (0.84)         (0.71)          (0.05)
Return of capital                                (0.64)             --             --             --           (0.06)
                                            ----------      ----------     ----------     ----------      ----------
Total distributions                              (0.94)          (0.90)         (0.84)         (0.71)          (0.11)
                                            ----------      ----------     ----------     ----------      ----------
Net asset value, end of period              $    24.76      $    23.03     $    27.72     $    23.40      $    21.26
                                            ==========      ==========     ==========     ==========      ==========
TOTAL RETURN (b)                                 12.01%         (13.92)%        22.44%         13.54%           6.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $1,379,029      $  952,609     $  946,947     $  433,099      $  101,109
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.95%           0.95%          0.95%          0.95%           0.95% (c)
Ratio of net investment income (loss) to
   average net assets                             1.44%           1.47%          1.11%          1.28%           0.89% (c)
Portfolio turnover rate (d)                         40%             34%             7%            22%              3%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust North American Energy Infrastructure Fund on June 1, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 12                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust North American Energy Infrastructure Fund (the "Fund"), which trades under the ticker "EMLP" on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. The Fund invests in energy infrastructure companies which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian Income Equities, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of the market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2016

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 -Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2016

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the fiscal year ended October 31, 2016, distributions of $21,288,150 received from MLPs have been reclassified as return of capital.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

Distributions paid from:                              2016             2015
Ordinary income...............................   $   14,680,942   $   36,418,951
Capital gain..................................               --               --
Return of capital.............................       31,088,228               --

As of October 31, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................   $           --
Accumulated capital and other gain (loss).....      (86,204,464)
Net unrealized appreciation (depreciation)....       95,095,741

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2016

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $86,204,464.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:

                                    ACCUMULATED
                ACCUMULATED         NET REALIZED
               NET INVESTMENT       GAIN (LOSS)           PAID-IN
               INCOME (LOSS)       ON INVESTMENTS         CAPITAL
               --------------      --------------      --------------
               $  (10,905,715)     $    6,233,515      $    4,672,200

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, from reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. The Fund and First Trust have retained Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), an affiliate of First Trust, to serve as its investment sub-advisor. In this capacity, EIP is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of the Fund's assets and will pay EIP for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency,

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2016

custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. EIP receives a sub-advisory fee from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $437,536,093 and $432,471,598, respectively.

For the fiscal year ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales were $370,454,995 and $58,412,405, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2016

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2018.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

We have audited the accompanying statement of assets and liabilities of First Trust North American Energy Infrastructure Fund (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust North American Energy Infrastructure Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 15, 2016

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2016, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


          Dividends Received Deduction        Qualified Dividend Income
          ----------------------------        -------------------------
                    100.00%                            100.00%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2016 (UNAUDITED)

MARKET RISK. Market risk is the risk that a particular security owned by the Fund, Shares of the Fund or securities in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

ENERGY INFRASTRUCTURE COMPANIES RISK. The Fund invests in Energy Infrastructure Companies and is subject to certain risks inherent in investing in these types of securities. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids ("NGLs"), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

GEOGRAPHIC RISK. The Fund invests primarily in securities of companies headquartered or incorporated in the United States and Canada. An investment in a particular geographic region may be particularly susceptible to changes in the political, diplomatic and economic conditions of that region or any new regulatory requirements of the region. Accordingly, an investment in the Fund may be more volatile than an investment diversified across several geographic regions.

NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded in Canada or other foreign countries and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

INTEREST RATE RISK. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2016 (UNAUDITED)

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, Energy Income Partners will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust North American Energy Infrastructure Fund (the "Fund") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust on behalf of the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (most of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2016 (UNAUDITED)

Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average for the one- and three-year periods ended December 31, 2015. The Board also noted that the Fund underperformed the blended benchmark index for the one- and three-year periods ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP, has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor has made recent investments in infrastructure and personnel. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also considered information provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant. The Board considered

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2016 (UNAUDITED)

fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP's ownership interest in the Sub-Advisor.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust North American Energy Infrastructure Fund it manages (the "Fund") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2015, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $557,561. This figure is comprised of $27,906 paid (or to be paid) in fixed compensation and $529,655 paid (or to be paid) in variable compensation. There were a total of 13 beneficiaries of the remuneration described above. Those amounts include $308,143 paid (or to be paid) to senior management of First Trust Advisors L.P. and $249,418 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2016 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND           APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        136        None
c/o First Trust Advisors L.P.                       Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            136        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                       136        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             136        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                           Covenant
120 E. Liberty Drive,           o Since Inception   Pelita Harapan Educational Foundation                        Transport Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Dew Learning LLC
                                                    (Educational Products and Services);
                                                    President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              136        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2016 (UNAUDITED)


    NAME, ADDRESS         POSITION AND OFFICES       TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND            LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief         o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                  (January 2016 to Present), Controller (January
  Suite 400                                         o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                          (April 2007 to January 2016), First Trust
D.O.B.: 01/66                                                              Advisors L.P. and First Trust Portfolios L.P.;
                                                                           Chief Financial Officer, BondWave LLC
                                                                           (Software Development Company) (January 2016
                                                                           to Present) and Stonebridge Advisors LLC
                                                                           (Investment Advisor) (January 2016 to Present)


Donald P. Swade         Treasurer,Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present),
120 E. Liberty Drive,   Officer and Chief                                  Vice President (April 2012 to July 2016),
  Suite 400             Accounting Officer          o Since January 2016   First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                          Portfolios L.P., Vice President (September
D.O.B.: 08/72                                                              2006 to April 2012), Guggenheim Funds
                                                                           Investment Advisors, LLC/ Claymore Securities,
                                                                           Inc.

W. Scott Jardine        Secretary and Chief         o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                      First Trust Portfolios L.P.; Secretary and
  Suite 400                                                                General Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                   o Since Inception      Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President              o Indefinite Term      Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                      Senior Vice President (September 2005 to July
  Suite 400                                         o Since Inception      2012), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                          Trust Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance            o Indefinite Term      Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   Officer and                                        L.P. and First Trust Portfolios L.P.
  Suite 400             Assistant Secretary         o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President              o Indefinite Term      Senior Vice President, First Trust Advisors
120 E. Liberty Drive,                                                      L.P. and First Trust Portfolios L.P.
  Suite 400                                         o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President              o Indefinite Term      Senior Vice President (September 2012 to
120 E. Liberty Drive,                                                      Present), Vice President (August 2005 to
  Suite 400                                         o Since Inception      September 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                          First Trust Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Senior Loan Fund (FTSL)

Annual Report
For the Year Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments.....................................................  9
Statement of Assets and Liabilities.......................................... 21
Statement of Operations...................................................... 22
Statements of Changes in Net Assets.......................................... 23
Financial Highlights......................................................... 24
Notes to Financial Statements................................................ 25
Report of Independent Registered Public Accounting Firm...................... 31
Additional Information....................................................... 32
Board of Trustees and Officers............................................... 37
Privacy Policy............................................................... 39

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Senior Loan Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com

HOW TO READ THIS REPORT This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust Senior Loan Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close

June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. The Fund seeks to outperform each of the S&P/LSTA Leveraged Loan 100 Index and the Markit iBoxx USD Liquid Leveraged Loan Index by investing at least 80% of its net assets (including investment borrowings) in, under normal market conditions, a diversified portfolio of first lien senior floating rate loan interests ("Senior Loans"). A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). A Senior Loan is considered senior to all other unsecured claims against the borrower, senior to or equal with all other secured claims; this means that in the event of a bankruptcy, the Senior Loan, together with other first lien claims, is entitled to be the first to be repaid out of proceeds of the assets securing the loans, before other existing unsecured claims or interests receive repayment. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence.

The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as "junk" or "high-yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch, Inc., or Standard & Poor's Ratings Group, respectively. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America. The Senior Loans included in the Fund's portfolio often maintain an average interest rate duration of less than 90 days; however, the inclusion of LIBOR floors on certain Senior Loans or other factors may cause interest rate duration to be longer than 90 days. The Fund may also invest up to 20% of its net assets in (1) non-Senior Loan debt securities, which may be fixed-rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities), (2) warrants and equity securities issued by a borrower or its affiliates, and/or (3) securities of other investment companies.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                        AVERAGE ANNUAL          CUMULATIVE
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended    Inception (5/1/13)    Inception (5/1/13)
                                                                        10/31/16         to 10/31/16           to 10/31/16
FUND PERFORMANCE
NAV                                                                      4.43%              2.85%                 10.35%
Market Price                                                             4.21%              2.88%                 10.44%

INDEX PERFORMANCE
Markit iBoxx USD Liquid Leveraged Loan Index                             5.31%              2.29%                  8.26%
S&P/LSTA Leveraged Loan 100 Index                                        6.81%              2.67%                  9.68%
------------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
INDUSTRY CLASSIFICATION                  SECURITIES
-------------------------------------------------------
Health Care Providers & Services            14.3%
Hotels, Restaurants & Leisure               13.4
Pharmaceuticals                              7.8
Media                                        6.4
Software                                     5.0
Food & Staples Retailing                     4.4
Life Sciences Tools & Services               4.0
Containers & Packaging                       3.8
Food Products                                3.8
Specialty Retail                             3.4
Diversified Financial Services               3.2
Professional Services                        3.1
Diversified Telecommunication Services       3.0
Electric Utilities                           2.8
Semiconductors & Semiconductor
   Equipment                                 2.7
Technology Hardware, Storage, &
   Peripherals                               2.5
Health Care Equipment & Supplies             2.2
Real Estate Management & Development         2.2
Diversified Consumer Services                1.9
Insurance                                    1.9
Aerospace & Defense                          1.4
Beverages                                    1.0
Commercial Services & Supplies               1.0
Building Products                            1.0
Industrial Conglomerates                     0.6
Distributors                                 0.5
Chemicals                                    0.5
Health Care Technology                       0.4
Metals & Mining                              0.4
Capital Markets                              0.3
Auto Components                              0.3
Consumer Finance                             0.2
Wireless Telecommunication Services          0.2
Oil, Gas & Consumable Fuels                  0.1
Coal & Consumable Fuels                      0.1
Household Products                           0.1
Construction Materials                       0.1
Trading Companies & Distributors             0.0*
Independent Power and Renewable
   Electricity Producers                     0.0*
                                          --------
     Total                                 100.0%
                                          ========

* Amount represents less than 0.1%.

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
ASSET CLASSIFICATION                     SECURITIES
-------------------------------------------------------
Senior Floating-Rate Loan Interests         93.4%
Corporate Bonds                              5.2
Foreign Corporate Bonds                      1.3
Common Stocks                                0.1
Rights                                       0.0*
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
CREDIT QUALITY (S&P RATINGS)(1)        DEBT SECURITIES
-------------------------------------------------------
BBB                                          3.1%
BBB-                                         4.0
BB+                                          5.3
BB                                          11.8
BB-                                         17.3
B+                                          23.6
B                                           21.1
B-                                           8.1
CCC+                                         4.4
CCC                                          0.7
CCC-                                         0.0*
CC                                           0.1
Not Rated                                    0.5
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
TOP 10 ISSUERS                           SECURITIES
-------------------------------------------------------
Valeant Pharmaceuticals International,
   Inc.                                      2.7%
Univision Communications, Inc.               2.4
TEX Operations Co. LLC                       2.4
Reynolds Group Holdings, Inc.                2.4
New HB Acquisition LLC                       2.3
BJ's Wholesale Club, Inc.                    2.2
Dell, Inc.                                   2.1
Albertsons LLC                               2.0
DTZ Worldwide LTD.                           2.0
PetSmart, Inc.                               2.0
                                          --------
     Total                                  22.5%
                                          ========

(1) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         MAY 1, 2013 - OCTOBER 31, 2016

            First Trust Senior     Markit iBoxx USD Liquid     S&P/LSTA Leveraged
                Loan Fund           Leveraged Loan Index         Loan 100 Index
5/1/13           $10,000                   $10,000                  $10,000
10/31/13          10,092                    10,103                   10,122
4/30/14           10,275                    10,323                   10,338
10/31/14          10,385                    10,389                   10,434
4/30/15           10,637                    10,594                   10,589
10/31/15          10,567                    10,280                   10,268
4/30/16           10,763                    10,484                   10,527
10/31/16          11,034                    10,826                   10,968

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 2, 2013 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                         NUMBER OF DAYS BID/ASK MIDPOINT          NUMBER OF DAYS BID/ASK MIDPOINT
                                  AT/ABOVE NAV                               BELOW NAV
                      -------------------------------------    -------------------------------------
                      0.00%-    0.50%-    1.00%-               0.00%-    0.50%-    1.00%-
FOR THE PERIOD        0.49%     0.99%     1.99%     >=2.00%    0.49%     0.99%     1.99%     >=2.00%
5/2/13 - 10/31/13       97        20         4          0         7         0         0          0
11/1/13 - 10/31/14     197         0         0          0        54         1         0          0
11/1/14 - 10/31/15     180        20         1          0        50         0         0          0
11/1/15 - 10/31/16     185         2         0          0        65         0         0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust" or the "Advisor") Leveraged Finance Team is comprised of 14 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2016, the First Trust Leveraged Finance Team managed or supervised approximately $2.55 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds, one UCITs fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

The First Trust Senior Loan Fund is an actively managed exchanged-traded fund. The primary investment objective is to provide current income. The Fund's secondary investment objective is the preservation of capital.

MARKET RECAP

The last 12 months were exceptionally strong for the high-yield bond and senior loan market with trailing 12-month returns of 10.18% and 6.81% for the BofA Merrill Lynch US High Yield Constrained Index and the S&P/LSTA Leveraged Loan 100 Index, respectively. In fact, high-yield bonds and senior loans outperformed nearly every other major asset class over the prior year period. For context, the total return of the S&P 500(R) Index over the period was only 4.51%. The high-yield bond market is on pace to post its highest calendar year return since emerging from the global financial crisis in 2009, in our view. We believe the strong returns in the high-yield bond and senior loan markets are due to a number of contributing factors. Accommodative central banks around the globe and a rebound in commodity prices have been a catalyst for risk assets. In addition, U.S. yields remain attractive relative to foreign yields, although yields in the U.S. remain low by historical standards. As a result, the hunt for yield continues to attract foreign investors to the U.S. Consider the fact that at the end of October, the German Bund 10-year bond yield was 0.16% and the Japanese 10-year Government bond yield was -0.05%. When compared to the 10-year U.S. Treasury bond yield of 1.83%, we believe one can quickly discern why the foreign investment into U.S. Treasury assets is continuing unabated.

High-Yield Bond Market

The BofA Merrill Lynch US High Yield Constrained Index returned 10.18% for the 12-month period. Additionally, the high-yield bond market ended the period with nine consecutive months of positive returns.

Lower quality high-yield bonds outperformed higher quality high-yield bonds in the period. Lower quality CCC rated issues returned 16.57%, significantly outperforming the returns of higher quality B rated issues return of 6.98% and BB rated issues return of 6.73% in the period. The average price of high-yield bonds in the market entered the period at $94.19, fell to an average price of $86.64 at the end of February in the wake of eroding commodity prices, and recovered to end the period with an average price of $99.10 as commodity prices rebounded.

Senior Loan Market

The S&P/LSTA Leveraged Loan 100 Index returned 6.81% for the 12-month period. The Index provider does not report certain data for the S&P/LSTA Leveraged Loan 100 Index, however, data is provided for the broader S&P/LSTA Leveraged Loan Index from which the S&P/LSTA Leveraged Loan 100 Index is derived. Similar to the high-yield bond market, the senior loan market ended the period with eight consecutive months of positive returns.

Lower quality senior loans outperformed higher quality senior loans in the period. Lower quality CCC rated issues returned 14.48%, significantly outperforming the returns of lower quality B rated issues return of 6.77% and BB rated issues return of 5.16%. The average price of senior loans in the market began the period at $93.68, dipped down to $89.44 at the end of February as broader markets sold off, and rallied hard to end the period with an average price of $97.17.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)


Default Rates

During the period, default rates increased within both the JP Morgan High-Yield Bond Universe and the S&P/LSTA Leveraged Loan Index. Default rates within the high-yield bond market ended the period at 3.59% compared to the 2.21% default rate one year ago. Default activity was driven higher by companies in the energy and metals/mining industries as commodity prices were volatile during this time. Excluding those industries, the trailing twelve month default rate was a mere 0.46%. A similar theme was experienced within the senior loan market, though far less dramatic, as the senior loan market has lower exposure to those industries. The trailing 12-month senior loan default rates ended the period at 1.95% compared to the 1.27% default rate one year ago.

We believe that default rates may trend lower given the strength of corporate balance sheets today, the lack of near-term debt maturities, access to robust capital markets, and our view that the commodity sector has bottomed within the senior loans and high-yield bond markets. Our prior view regarding default rates within the high-yield bond and senior loan markets was correct, as corporate defaults did in fact increase, but were contained within these cyclical commodity sectors and not systemic to the overall market.

FUND PERFORMANCE

The Fund returned 4.43% on a net asset value ("NAV") basis and 4.21% on a market price basis over the last 12 months, underperforming the S&P/LSTA Leveraged Loan 100 Index (the "Index") return of 6.81% over the same time period. As of October 31, 2016, the Fund had a 4 star overall Morningstar rating among 241 funds in the Bank Loan category (3 years).

The Fund's most recent monthly distribution of $0.15 per share was $0.01/share lower than the monthly distribution paid in October 2015. At the end of the period, the effective yield based on the distributions for the trailing 12 months was 3.77%. As senior loan and high-yield bond prices have increased, their yields have commensurately decreased. As a result, we believe this has been a primary driver of the decreasing monthly distribution.

The Fund's allocation to high-yield bonds was the main driver of positive performance contributing to returns in the period as high-yield bonds outperformed senior loans. The Fund entered the period with a 12.31% allocation to high-yield bonds and ended the period with a 6.77% allocation to high-yield bonds. High-yield bond spreads tightened dramatically over the past year making senior loans appear much more attractive on a relative basis. As a result, we decreased the Fund's weighting in high-yield bonds and increased the Fund's weighting in senior secured, floating-rate loans. Additionally, the Fund's underweight allocation to the underperforming utilities industry was a contributor to performance. More defensive industries, such as the utilities industry, tend to lag during periods of market tightening due to the defensive non-cyclical nature of the industry, and this cycle was no different, as the utilities industry only returned 2.90% within the broader Index during the period.

More than offsetting those benefits to performance was the Fund's above average level of cash during the prior year period due to the significant growth of the Fund. The Fund grew its assets by over 63% relative to the prior year. Furthermore, the Fund was overweight the more defensive healthcare industry, which underperformed the overall Index over the course of the prior year. For reference, the healthcare industry returned 5.08% within the broader Index during the period and again, these defensive industries tend to lag during periods of market tightening. Within the healthcare industry, pharmaceuticals were specifically under pressure as there were various high profile Congressional hearings into drug pricing practices and potential policy threats from the Presidential nominees to regulate drug pricing in the industry. Finally, hospitals were under pressure and experienced slowing admissions growth from the impact of the implementation of the Affordable Care Act, which has since stabilized.

MARKET AND FUND OUTLOOK

Looking ahead to 2017, we believe the market is not pricing in the potential for higher inflation in the U.S. Commodity inflation remains relatively benign and, unless global central bank activity shifts to a tightening posture (reduced quantitative easing), we believe that even improving wage inflation will not cause the Fed to move towards a more aggressive pace of rate increases. However, we will continue to monitor inflation closely due to the potential impact on the yield curve, which has flattened significantly this year. In this case, the flattening yield curve has been significantly influenced by the U.S. Fed slowly increasing rates, coupled with foreign demand for U.S. bonds tamping down long term interest rates, which may mitigate the typical concerns associated with a flattening curve.

High-yield bond spreads over U.S. Treasuries are tight to historical norms at T+491 basis points ("bps") as of October 31, 2016. The long-term average spread over U.S. Treasuries is T+595 bps (December 1997 - October 2016). From the recent spread highs of T+777 bps at January 31, 2016, high-yield spreads have tightened significantly, and, as a result, valuations have normalized from the significantly depressed levels early in the year. When considering the high-yield bond spread relative to valuations within the senior loan market,

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

where the discounted spread to a three-year life was L+492 bps at the end of October, we have viewed this relationship as an opportunity to reduce exposure to high-yield bonds and migrate some exposure into secured, floating-rate senior loans. High-yield bond spreads still remain wide of the tight spreads of T+245 bps in May 2007, and as such, we do continue to find value in certain parts of the market.

After several years of senior loan outflows, retail investors have finally begun to find favor with the senior loan asset class. According to JP Morgan, the senior loan asset class ended the period with four consecutive monthly inflows totaling $4.2 billion. The senior loan asset class has not experienced a string of inflows like this since a stretch of 21 consecutive monthly inflows between July 2012 and March 2014. Flows out of the asset class for the year-to-date period now sit at -$2.2 billion, compared to -$21.7 billion in 2015 and -$23.8 billion in 2014. We believe there are several factors that are contributing to the positive inflow trend. First, LIBOR has been increasing and has climbed from 61 bps to 88 bps year-to-date. For reference, LIBOR was a mere 33 bps one year ago. We believe the increase in LIBOR has increased the attractiveness of senior loans, especially when compared to longer duration, high interest rate risk bonds. Moreover, we believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher. Additionally, current senior loan spreads compare favorably to the pre-credit crisis average spread of L+372 (December 1997 - June 2007) and remain in-line with the long-term average spread of L+526 (December 1997 - October 2016). We believe senior loans, given their senior secured position in the capital structure, floating interest rate, attractive income and low default rate are well-positioned as we move through the remainder of 2016 and into 2017.

We believe that in the near term, volatility may be elevated due to the headwinds identified above but, at this point in the economic cycle, it will likely be short lived. As a result, we believe near term volatility should provide compelling opportunities in the U.S. high-yield bond and senior loan markets and specifically within actively managed strategies where opportunities can be taken advantage of and risk can be appropriately managed. We believe credit selection will be paramount to driving strong returns over the remainder of this economic cycle. In the early years of the economic recovery, returns came relatively easily. We believe returns can still be healthy for this portion of the cycle, however, they will be harder to come by, with greater volatility in the markets. In a market where equity volatility is high, we believe investors may benefit from moving up the corporate capital structure into high-yield bonds and senior loans, where competitive yields and lower volatility are typical. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST SENIOR LOAN FUND (FTSL)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)


As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016        PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                               $1,000.00          $1,025.20             0.85%             $4.33
Hypothetical (5% return before expenses)             $1,000.00          $1,020.86             0.85%             $4.32

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 88.0%

                  AEROSPACE & DEFENSE -- 1.3%
$        400,000  B/E Aerospace, Inc., Term Loan B................................  3.76% - 3.86%    12/16/21    $       402,252
       1,990,389  TransDigm, Inc., Term Loan E....................................      3.75%        05/14/22          1,982,348
       5,576,433  TransDigm, Inc., Term Loan F - Extended.........................      3.75%        06/09/23          5,552,065
                                                                                                                 ---------------
                                                                                                                       7,936,665
                                                                                                                 ---------------
                  AGRICULTURAL PRODUCTS -- 0.1%
         746,173  Darling International, Inc., Term B USD Loan....................      3.25%        01/06/21            748,509
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.7%
       1,000,000  Level 3 Financing, Inc., Term Loan B-3..........................      4.00%        08/01/19          1,004,290
       1,420,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan...............      4.00%        01/15/20          1,426,390
       1,517,837  Level 3 Financing, Inc., Tranche B-II 2022 Term Loan............      3.50%        05/31/22          1,523,528
                                                                                                                 ---------------
                                                                                                                       3,954,208
                                                                                                                 ---------------
                  ALUMINUM -- 0.3%
       1,997,475  Novelis Inc., Term Loan B.......................................  4.00% - 4.09%    06/02/22          2,002,468
                                                                                                                 ---------------
                  APPAREL RETAIL -- 0.4%
       2,749,152  Neiman Marcus Group, (The), Inc. Other Term Loan................      4.25%        10/25/20          2,525,783
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 2.4%
       2,928,728  Epicor Software Corp., Term B Loan..............................      4.75%        06/01/22          2,893,027
       2,559,089  Infor (US), Inc. , Tranche B-5 Term Loan........................      3.75%        06/03/20          2,550,874
       1,408,846  Informatica Corp. (Ithacalux S.A.R.L.), Dollar Term Loan........      4.50%        08/05/22          1,382,177
         995,960  JDA Software Group (RP Crown Parent, Inc.), Term Loan B.........      4.50%        09/21/23            995,252
       2,784,000  Kronos, Inc., Term Loan (First Lien)............................      5.00%        10/31/23          2,795,081
       3,565,828  Mitchell International, Inc., Initial Term Loan.................      4.50%        10/13/20          3,551,351
         188,038  Triple Point Technologies, Inc., Term Loan B....................      5.25%        07/10/20            167,824
                                                                                                                 ---------------
                                                                                                                      14,335,586
                                                                                                                 ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS -- 0.3%
         548,050  Guggenheim Partners Investment Management Holdings LLC,
                     Term Loan B..................................................      3.50%        07/22/23            548,851
         951,538  Hamilton Lane Advisors LLC, Term B Loan.........................      4.25%        07/08/22            953,518
         394,521  Victory Capital Holdings (VCH Holdings LLC), Initial
                     Term Loan....................................................      8.50%        10/29/21            389,490
                                                                                                                 ---------------
                                                                                                                       1,891,859
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.2%
       1,122,667  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                     Term Loan B..................................................      3.50%        11/02/23          1,125,473
         320,722  Tower Automotive Holdings USA LLC, Initial Term
                     Loan (2014)..................................................      4.00%        04/23/20            319,920
                                                                                                                 ---------------
                                                                                                                       1,445,393
                                                                                                                 ---------------
                  AUTOMOTIVE RETAIL -- 0.1%
         687,244  KAR Auction Services, Inc., Tranche B-3 Term Loan...............      4.38%        03/09/23            694,330
                                                                                                                 ---------------
                  BROADCASTING -- 2.5%
         680,071  Media General, Inc., Term Loan B................................      4.00%        07/31/20            679,928
          65,291  Nexstar Broadcasting, Inc., Mission Term Loan...................      3.88%        10/31/23             65,536
         734,709  Nexstar Broadcasting, Inc., Nexstar Term Loan...................      3.88%        10/31/23            737,464
         159,360  Tribune Media Co., Term B Loan..................................      3.75%        12/27/20            160,117
       2,019,377  Univision Communications, Inc., 2013 Incremental Term Loan......      4.00%        03/01/20          2,021,275
      11,438,923  Univision Communications, Inc., Replacement First-Lien
                     Term Loan....................................................      4.00%        03/01/20         11,456,767
                                                                                                                 ---------------
                                                                                                                      15,121,087
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  BUILDING PRODUCTS -- 0.9%
$        262,172  Jeld-Wen, Inc., Term Loan B.....................................      4.75%        07/01/22    $       263,701
       5,363,047  Quikrete Holdings, Inc., Initial Loan (First Lien)..............      4.00%        09/28/20          5,365,300
                                                                                                                 ---------------
                                                                                                                       5,629,001
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 1.5%
          19,991  Cablevision Systems Corp. (CSC Holdings, Inc.), Initial Term
                     Loan.........................................................      5.00%        10/04/22             20,025
       3,598,430  Cablevision Systems Corp. (CSC Holdings, Inc.), Term Loan B.....      3.75%        10/11/24          3,609,693
       1,635,895  Cequel Communications LLC (Altice US Finance I Corp.),
                     Term Loan B..................................................      3.88%        01/15/25          1,640,394
       3,600,000  UPC Financing Partnership, Term Loan AN.........................      4.08%        08/31/24          3,616,487
                                                                                                                 ---------------
                                                                                                                       8,886,599
                                                                                                                 ---------------
                  CASINOS & GAMING -- 6.8%
       9,218,828  Amaya Holdings B.V., Initial Term B Loan (First Lien)...........      5.00%        08/01/21          9,205,830
       1,000,000  Boyd Gaming Corp., Term Loan B2.................................      3.53%        09/15/23          1,006,940
       6,547,436  Caesars Entertainment Resort Properties LLC, Term B Loan........      7.00%        10/11/20          6,580,173
       8,739,333  Caesars Growth Partners LLC, Term B Loan (First Lien)...........      6.25%        05/08/21          8,724,738
       7,013,146  CityCenter Holdings LLC , Term B Loan...........................      4.25%        10/16/20          7,049,684
         612,308  MGM Growth Properties Operating Partnership LP, Term
                     Loan B.......................................................      3.50%        04/25/23            613,459
       7,281,750  Station Casinos, Inc., Term Loan B..............................      3.75%        06/08/23          7,312,989
                                                                                                                 ---------------
                                                                                                                      40,493,813
                                                                                                                 ---------------
                  COAL & CONSUMABLE FUELS -- 0.0%
          84,373  Arch Coal, Inc., PIK Exit Term Loan  (c)........................     10.00%        10/04/21             86,130
                                                                                                                 ---------------
                  CONSTRUCTION MATERIALS -- 0.1%
         345,625  Summit Materials, Inc., Restatement Effective Date Term  Loans..      4.25%        07/15/22            347,785
                                                                                                                 ---------------
                  CONSUMER FINANCE -- 0.2%
         141,412  Altisource Solutions S.A.R.L., Term B Loan......................      4.50%        12/09/20            136,463
       1,046,015  Walter Investment Management Corp., Tranche B Term Loan.........      4.75%        12/18/20            978,024
                                                                                                                 ---------------
                                                                                                                       1,114,487
                                                                                                                 ---------------
                  DISTRIBUTORS -- 0.5%
         500,000  HD Supply, Inc., New Term Loan B................................      3.63%        10/17/23            500,315
       2,598,375  HD Supply, Inc., Term Loan......................................      3.59%        08/13/21          2,600,324
                                                                                                                 ---------------
                                                                                                                       3,100,639
                                                                                                                 ---------------
                  DIVERSIFIED CHEMICALS -- 0.2%
       1,181,991  Ineos US Finance LLC, 2022 Dollar Term Loan.....................      4.25%        03/31/22          1,188,054
                                                                                                                 ---------------
                  DIVERSIFIED SUPPORT SERVICES -- 0.4%
       2,241,701  Brickman Group Holdings, Inc, Initial Term Loan (First Lien)....      4.00%        12/18/20          2,236,724
                                                                                                                 ---------------
                  EDUCATION SERVICES -- 0.0%
         122,813  Bright Horizons Family Solutions, Inc., Term B-1 Loan...........      5.75%        01/30/20            123,120
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 2.6%
       1,766,667  Dayton Power & Light Co., Term Loan B...........................      4.00%        08/31/22          1,779,175
         607,595  Energy Future Intermediate Holding Co., DIP Term Loan...........      4.25%        06/30/17            610,761
      10,732,286  TEX Operations Co. LLC, Exit Term Loan B (d)....................      5.00%        08/04/23         10,826,192
       2,447,714  TEX Operations Co. LLC, Exit Term Loan C (d)....................      5.00%        08/04/23          2,469,132
                                                                                                                 ---------------
                                                                                                                      15,685,260
                                                                                                                 ---------------


Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.3%
$        147,375  PSSI (Packers Holdings LLC), Initial Term B Loan................      5.00%        12/02/21    $       147,743
         931,985  ServiceMaster Co., Initial Term Loan............................      4.25%        07/01/21            932,573
         778,000  WTG Holdings III Corp. (EWT Holdings III Corp.), Term Loan
                     (First Lien).................................................      4.75%        01/15/21            779,945
                                                                                                                 ---------------
                                                                                                                       1,860,261
                                                                                                                 ---------------
                  FOOD DISTRIBUTORS -- 0.2%
       1,197,000  US Foods, Inc., Term Loan B.....................................      4.00%        06/30/23          1,204,050
                                                                                                                 ---------------
                  FOOD RETAIL -- 1.9%
      10,082,974  Albertsons LLC, New Term Loan B4................................      4.50%        08/25/21         10,154,361
       1,124,078  Albertsons LLC, Term Loan B6....................................      4.75%        06/22/23          1,135,791
                                                                                                                 ---------------
                                                                                                                      11,290,152
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 1.8%
         778,695  Alere, Inc., Term B Loan........................................      4.25%        06/15/22            775,339
       4,983,187  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                     Term Loan....................................................      4.25%        06/08/20          4,927,126
       4,922,293  Kinetic Concepts, Inc., Term Loan F.............................      5.00%        11/01/20          4,956,159
                                                                                                                 ---------------
                                                                                                                      10,658,624
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 4.1%
         271,034  Acadia Healthcare Co., Inc., Term Loan B1.......................      3.75%        02/11/22            271,034
         992,500  Acadia Healthcare Co., Inc., Term Loan B2.......................      3.75%        02/15/23            995,398
       7,070,951  CHS/Community Health Systems, Inc., Incremental 2021
                     Term H Loan..................................................      4.00%        01/27/21          6,669,674
       1,604,335  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B.............  4.00% - 5.50%    05/15/22          1,594,982
         750,000  HCA, Inc., Term Loan B-7........................................      3.59%        02/11/24            756,353
       6,834,642  Kindred Healthcare, Inc., New Term Loan.........................      4.25%        04/09/21          6,828,970
       2,000,000  Select Medical Corp., Series E Tranche B Term Loan..............      6.00%        06/01/18          2,003,760
       5,168,979  Select Medical Corp., Term Loan F...............................  6.00% - 7.50%    02/28/21          5,190,534
                                                                                                                 ---------------
                                                                                                                      24,310,705
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 5.2%
       1,181,033  21st Century Oncology, Inc., Tranche B Term Loan................      7.13%        04/30/22          1,086,550
       1,730,619  Air Medical Group Holdings, Inc., Initial Term Loan.............      4.25%        04/28/22          1,714,403
         299,250  Air Medical Group Holdings, Inc., 2016 New Term Loan............      5.00%        04/28/22            301,494
         514,583  AMAG Pharmaceuticals, Inc., Initial Term Loan...................      4.75%        08/17/21            514,583
       2,674,554  CareCore National LLC, Term Loan................................      5.50%        03/05/21          2,627,749
       1,393,000  CHG Healthcare Services, Inc., Term Loan B......................      4.75%        06/07/23          1,403,099
       2,462,500  Curo Health Services Holdings, Inc., Term B Loan (First Lien)...      6.50%        02/07/22          2,467,622
       1,488,750  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                     Tranche B-2 Term Loan........................................      4.50%        10/28/22          1,493,410
       2,800,000  ExamWorks Group, Inc., Term Loan B..............................      4.75%        07/27/23          2,816,324
       3,272,193  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                     (First Lien).................................................      5.25%        07/01/21          2,568,672
       3,013,367  Surgery Centers Holdings, Inc., Term Loan B.....................      4.75%        11/03/20          3,020,900
       1,805,833  Surgical Care Affiliates LLC, Term Loan B.......................      3.75%        03/17/22          1,810,348
       3,976,895  Team Health, Inc., Term Loan B..................................      3.75%        11/23/22          3,980,633
       5,490,952  U.S. Renal Care, Inc., Term Loan B..............................      5.25%        12/30/22          5,252,426
                                                                                                                 ---------------
                                                                                                                      31,058,213
                                                                                                                 ---------------
                  HEALTH CARE SUPPLIES -- 0.1%
         436,170  ConvaTec, Inc., Term Loan B.....................................      3.25%        10/25/23            436,899
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE TECHNOLOGY -- 0.4%
$      2,443,990  Cotiviti Corp., Term Loan B.....................................      3.61%        09/28/23    $     2,445,530
                                                                                                                 ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 1.8%
       2,920,000  Extended Stay America (ESH Hospitality, Inc.), Term Loan B......      3.75%        08/31/23          2,934,980
       7,953,295  Hilton Worldwide Finance LLC, Term Loan B2......................      3.03%        10/26/23          7,990,357
                                                                                                                 ---------------
                                                                                                                      10,925,337
                                                                                                                 ---------------
                  HOUSEHOLD PRODUCTS -- 0.1%
         416,077  Spectrum Brands, Inc., Term Loan B..............................  3.25% - 5.00%    06/23/22            419,405
                                                                                                                 ---------------
                  HYPERMARKETS & SUPER CENTERS -- 2.1%
         728,758  BJ's Wholesale Club, Inc., 2013 (November) Replacement Loan
                     (Second Lien)................................................      8.50%        03/26/20            730,580
      11,701,622  BJ's Wholesale Club, Inc., New 2013 (November) Replacement
                     Loan (First Lien)............................................      4.50%        09/26/19         11,712,622
                                                                                                                 ---------------
                                                                                                                      12,443,202
                                                                                                                 ---------------
                  INDUSTRIAL CONGLOMERATES -- 0.5%
       3,340,278  Gardner Denver, Inc., Initial Dollar Term Loan..................      4.25%        07/30/20          3,239,302
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 1.7%
         452,004  Amwins Group LLC, Term Loans (First Lien).......................      4.75%        09/06/19            454,404
       4,166,667  Confie Seguros Holding II Co., Term Loan B......................      5.75%        04/19/22          4,118,042
       2,320,677  HUB International Ltd., Initial Term Loan (New).................      4.00%        10/02/20          2,319,076
       1,944,034  National Financial Partners Corp., 2014 Specified Refinancing
                     Term Loan....................................................      4.50%        07/01/20          1,947,377
       1,336,076  USI, Inc. (Compass Investors, Inc.), Initial Term Loan..........      4.25%        12/27/19          1,335,796
                                                                                                                 ---------------
                                                                                                                      10,174,695
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.6%
       5,012,682  Numericable U.S. LLC (Altice France S.A.), Term Loan B10........      4.04%        01/14/25          5,012,682
       4,609,574  Numericable U.S. LLC (Altice France S.A.), USD Term
                     Loan B-7.....................................................      5.14%        01/15/24          4,647,603
                                                                                                                 ---------------
                                                                                                                       9,660,285
                                                                                                                 ---------------
                  LEISURE FACILITIES -- 0.7%
       2,075,755  ClubCorp Club Operations, Inc. , Term Loan B....................      4.00%        12/15/22          2,085,262
         741,056  Life Time Fitness, Inc., Closing Date Term Loan.................      4.25%        06/10/22            740,477
       1,117,121  Planet Fitness Holdings LLC, Term Loan..........................      4.50%        03/31/21          1,117,121
                                                                                                                 ---------------
                                                                                                                       3,942,860
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 3.5%
       4,260,294  Immucor, Inc., Term B-2 Loan....................................      5.00%        08/19/18          4,158,047
       5,833,333  InVentiv Health, Inc., Term Loan B..............................      4.75%        11/09/23          5,830,183
         391,099  Millennium Laboratories LLC (New Millennium Holdco.),
                     Closing Date Term Loan.......................................      7.50%        12/21/20            245,739
       3,515,032  Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.),
                     Initial Term Loan............................................      4.75%        06/30/21          3,430,074
       5,876,289  Pharmaceutical Product Development, Inc., Initial Term Loan.....      4.25%        08/18/22          5,866,827
         990,000  Sterigenics International (STHI Intermediate Holding Corp.),
                     Initial Term Loan............................................      4.25%        05/16/22            985,050
                                                                                                                 ---------------
                                                                                                                      20,515,920
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 1.5%
       8,580,609  MultiPlan, Inc. (MPH Acquisition Holdings LLC), Term
                     Loan B.......................................................      5.00%        06/15/23          8,669,075
                                                                                                                 ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  METAL & GLASS CONTAINERS -- 1.3%
$      1,017,532  Anchor Glass Container Corp., Term B Loan.......................      4.75%        07/01/22    $     1,026,751
       2,159,456  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                     Term Loan B..................................................      4.00%        12/17/21          2,179,020
       4,359,997  Berlin Packaging LLC, Initial Term Loan (First Lien)............      4.50%        10/01/21          4,376,347
                                                                                                                 ---------------
                                                                                                                       7,582,118
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 1.0%
         215,000  AMC Entertainment, Inc., Term Loan B............................      3.75%        12/15/22            215,000
         420,000  AMC Entertainment, Inc., Term Loan B1...........................      3.36%        12/15/23            421,386
         393,025  Creative Artists Agency LLC (CAA Holdings LLC), Term
                     Loan B.......................................................      5.00%        12/17/21            395,481
       3,096,141  Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD)...........      4.75%        07/30/21          3,100,444
       1,260,000  Live Nation Entertainment, Inc. Term Loan B.....................      3.34%        10/31/23          1,260,000
         365,130  WME IMG Worldwide, Inc., Term Loan (First Lien).................      5.25%        05/06/21            366,682
                                                                                                                 ---------------
                                                                                                                       5,758,993
                                                                                                                 ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.0%
         400,000  American Energy Marcellus Holdings LLC (Ascent Resources -
                     Marcellus LLC), Initial Loan (First Lien)....................      5.25%        08/04/20            225,252
         361,111  American Energy Marcellus Holdings LLC (Ascent Resources -
                     Marcellus LLC), Initial Loan (Second Lien)...................      8.50%        08/04/21             32,049
                                                                                                                 ---------------
                                                                                                                         257,301
                                                                                                                 ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 1.7%
       6,956,656  First Data Corp., 2021C New Dollar Term Loan....................      3.52%        03/24/21          6,984,482
       3,192,000  Wex, Inc., Term Loan B..........................................      4.25%        06/30/23          3,225,931
                                                                                                                 ---------------
                                                                                                                      10,210,413
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 3.3%
       5,000,000  Amplify Snack Brands, Inc., Term Loan B.........................      6.50%        08/31/23          4,982,800
       1,664,286  B&G Foods, Inc., Tranche B Term Loan............................      3.84%        11/02/22          1,678,149
      10,679,593  New HB Acquisition LLC, Term B Loan (First Lien)................      4.50%        08/03/22         10,749,651
       2,020,649  New HB Acquisition LLC, Term B Loan (Second Lien)...............      8.50%        08/03/23          2,032,025
                                                                                                                 ---------------
                                                                                                                      19,442,625
                                                                                                                 ---------------
                  PAPER PACKAGING -- 2.2%
      12,914,636  Reynolds Group Holdings, Inc., 2016 US Term Loan................      4.25%        02/05/23         12,943,435
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 7.0%
       1,128,313  Akorn, Inc., Loan...............................................      5.25%        04/16/21          1,135,365
       2,101,453  Amneal Pharmaceuticals LLC, Term Loan B.........................  4.50% - 6.00%    11/01/19          2,113,285
         651,669  Catalent Pharma Solutions, Inc., Dollar Term Loan...............      4.25%        05/20/21            654,745
       7,736,790  Concordia Healthcare Corp., Initial Dollar Term Loan............      5.25%        10/21/21          6,920,249
       9,594,825  Endo Pharmaceuticals Holdings, Inc., 2015 Incremental
                     Term B Loan..................................................      3.75%        09/25/22          9,579,281
       1,200,000  Horizon Pharma, Inc., Incremental Term Loan.....................      5.50%        05/07/21          1,201,500
       4,018,272  Horizon Pharma, Inc., Term Loan B...............................      4.50%        04/30/21          4,018,272
       1,583,949  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial Dollar
                     Term Loan....................................................      4.25%        03/11/21          1,584,614
      14,683,871  Valeant Pharmaceuticals International, Inc., Series F-1
                     Tranche B Term Loan..........................................      5.50%        04/01/22         14,628,806
                                                                                                                 ---------------
                                                                                                                      41,836,117
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  PROPERTY & CASUALTY INSURANCE -- 0.2%
$        378,106  Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien)...      5.00%        12/10/19    $       316,350
         600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                     (Second Lien)................................................      6.75%        02/28/22            594,750
                                                                                                                 ---------------
                                                                                                                         911,100
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 2.0%
      11,200,966  DTZ Worldwide LTD., 2015-1 Additional Term Loan.................      4.25%        11/04/21         11,168,259
         441,793  Realogy Corp., Term Loan B......................................      3.75%        07/07/22            445,199
                                                                                                                 ---------------
                                                                                                                      11,613,458
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 2.9%
       8,070,255  Acosta, Inc., Term Loan B.......................................      4.25%        09/26/21          7,755,515
       7,943,994  Advantage Sales & Marketing, Inc., Initial Term Loan
                     (First Lien).................................................      4.25%        07/23/21          7,861,217
         402,431  Information Resources, Inc., Term Loan..........................      4.75%        09/30/20            403,940
       1,185,497  TransUnion LLC, 2015 Term B-2 Loan..............................      3.50%        04/09/21          1,188,461
                                                                                                                 ---------------
                                                                                                                      17,209,133
                                                                                                                 ---------------
                  RESTAURANTS -- 3.2%
       2,389,585  Burger King Corp. (1011778 B.C. ULC), Term B-2 Loan.............      3.75%        12/10/21          2,399,550
       2,345,009  Focus Brands, Inc., Term Loan...................................      5.00%        10/05/23          2,369,444
       4,220,000  Landry's Restaurants, Inc., Term Loan B.........................      4.00%        10/04/23          4,242,873
       9,418,214  Portillo's Holdings LLC, Term B Loan (First Lien)...............      5.50%        08/02/21          9,341,738
         420,000  Red Lobster Management LLC, Initial Term Loan (First Lien)......      6.25%        07/28/21            421,575
                                                                                                                 ---------------
                                                                                                                      18,775,180
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.2%
         247,627  Garda World Security Corp., Term Loan B.........................      4.00%        11/06/20            244,428
         965,509  Garda World Security Corp., Term Loan B.........................      4.00%        10/18/20            953,035
                                                                                                                 ---------------
                                                                                                                       1,197,463
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 2.6%
       8,186,593  Avago Technologies Cayman Ltd. (BC Luxembourg S.A.R.L.),
                     Term Loan B3.................................................      3.53%        02/01/23          8,267,314
       1,522,469  Micron Technology, Inc., Term Loan B............................      4.29%        04/26/22          1,531,041
       3,621,073  NXP B.V., Tranche F Term Loan...................................      3.41%        12/07/20          3,632,153
       1,875,300  Western Digital Corp., Term Loan B..............................      4.50%        08/31/23          1,895,384
                                                                                                                 ---------------
                                                                                                                      15,325,892
                                                                                                                 ---------------
                  SOFT DRINKS -- 1.0%
       5,772,980  Keurig Green Mountain, Inc. (Maple Holdings Acquisition
                     Corp.), Term B USD Loan......................................      5.25%        03/03/23          5,843,699
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 1.7%
         746,173  Aramark Corp., Term Loan F......................................      3.34%        02/24/21            749,904
         950,546  Asurion LLC, Incremental Tranche B-1 Term Loan..................      5.00%        05/24/19            950,717
       4,457,059  Asurion LLC, Incremental Tranche B-4 Term Loan..................      5.00%        08/04/22          4,476,580
         352,941  Asurion LLC, Term Loan (Second Lien)............................      8.50%        03/03/21            355,440
       3,297,099  Asurion LLC, Term Loan B5.......................................      4.75%        11/03/23          3,280,613
                                                                                                                 ---------------
                                                                                                                       9,813,254
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 1.3%
       4,386,000  AlixPartners LLP, Term Loan B...................................      4.00%        07/28/22          4,392,842
       3,148,631  Duff & Phelps Corp., Initial Term Loan..........................      4.75%        04/23/20          3,151,244
                                                                                                                 ---------------
                                                                                                                       7,544,086
                                                                                                                 ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALTY CHEMICALS -- 0.2%
$      1,145,590  Platform Specialty Products Corp. (fka: Macdermid, Inc.),
                     Term Loan B..................................................      5.00%        10/31/23    $     1,154,182
         263,333  Trinseo Materials Operating S.C.A., Term Loan B.................      4.25%        11/05/21            264,849
                                                                                                                 ---------------
                                                                                                                       1,419,031
                                                                                                                 ---------------
                  SPECIALTY STORES -- 2.6%
         629,054  Coinstar, Inc., Term Loan B.....................................      5.25%        09/27/23            634,822
         227,842  Dollar Tree, Inc., Term Loan B..................................      3.06%        07/06/22            229,836
       1,932,629  Party City Holdings, Inc., Term Loan B..........................  3.75% - 4.24%    08/19/22          1,937,731
      10,924,159  PetSmart, Inc., Term Loan B.....................................      4.00%        03/10/22         10,945,570
         483,778  Toys "R" US-Delaware, Inc., Term B-2 Loan.......................      5.25%        05/25/18            453,943
       1,282,202  Toys "R" US-Delaware, Inc., Term B4 Loan........................      9.75%        04/25/20          1,170,817
                                                                                                                 ---------------
                                                                                                                      15,372,719
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 2.2%
         261,610  Applied Systems, Inc., Initial Term Loan (First Lien)...........      4.00%        01/25/21            262,002
         218,154  Applied Systems, Inc., Initial Term Loan (Second Lien)..........      7.50%        01/24/22            219,450
       1,978,261  Avast Software B.V. (Sybil Software LLC), Initial Dollar Term
                     Loan.........................................................      5.00%        09/30/22          1,996,065
       5,419,675  BMC Software Finance, Inc., Initial US Term Loan................      5.00%        09/10/20          5,333,285
       1,401,820  Compuware Corp., Term Loan B....................................      6.25%        12/15/19          1,404,890
         416,667  Misys Ltd., Term Loan B.........................................      3.25%        10/15/23            419,792
         225,000  Rocket Software, Inc., Term Loan................................      5.25%        10/14/23            225,938
         464,340  SS&C Technologies Holdings, Inc., Term B-1 Loan.................      4.00%        07/08/22            467,679
          56,510  SS&C Technologies Holdings, Inc., Term B-2 Loan.................      4.00%        07/08/22             56,916
       2,400,000  Vertafore, Inc., Term Loan......................................      4.75%        06/30/23          2,407,128
         220,000  Virtu Financial, Inc., Term Loan B..............................      4.25%        11/30/23            220,414
                                                                                                                 ---------------
                                                                                                                      13,013,559
                                                                                                                 ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 2.4%
      11,833,333  Dell, Inc. (Diamond 1 Finance Corp.), Term Loan B...............      4.00%        09/07/23         11,914,155
       2,196,321  Vertiv, Inc. (Cortes NP Acquisition), Term Loan B...............      6.00%        10/15/23          2,182,594
                                                                                                                 ---------------
                                                                                                                      14,096,749
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................      522,968,340
                  (Cost $524,148,748)                                                                            ---------------


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 4.9%

                  ALTERNATIVE CARRIERS -- 0.2%
         813,000  Level 3 Communications, Inc.....................................      5.75%        12/01/22            839,423
         500,000  Level 3 Financing, Inc..........................................      5.13%        05/01/23            506,250
                                                                                                                 ---------------
                                                                                                                       1,345,673
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 0.1%
         500,000  Infor US, Inc...................................................      6.50%        05/15/22            519,375
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.0%
         125,000  MPG Holdco I, Inc...............................................      7.38%        10/15/22            127,969
                                                                                                                 ---------------
                  BROADCASTING -- 0.1%
         125,000  LIN Television Corp.............................................      5.88%        11/15/22            131,406
         100,000  Nexstar Broadcasting, Inc. (e)..................................      6.13%        02/15/22            103,000


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  BROADCASTING (CONTINUED)
$        215,000  Sinclair Television Group, Inc. (e).............................      5.88%        03/15/26    $       222,525
                                                                                                                 ---------------
                                                                                                                         456,931
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 0.5%
       2,350,000  CCO Holdings LLC / CCO Holdings Capital Corp....................      5.75%        01/15/24          2,490,999
         600,000  CCO Holdings LLC / CCO Holdings Capital Corp. (e)...............      5.88%        04/01/24            636,000
                                                                                                                 ---------------
                                                                                                                       3,126,999
                                                                                                                 ---------------
                  CASINOS & GAMING -- 0.1%
         600,000  Caesars Growth Properties Holdings LLC / Caesars Growth
                     Properties Finance, Inc......................................      9.38%        05/01/22            640,500
                                                                                                                 ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.1%
         250,000  KB Home.........................................................      7.00%        12/15/21            269,375
         250,000  Taylor Morrison Communities Inc. / Monarch Communities,
                     Inc. (e).....................................................      5.88%        04/15/23            265,000
                                                                                                                 ---------------
                                                                                                                         534,375
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.2%
          83,000  Alere, Inc......................................................      6.50%        06/15/20             84,487
       1,000,000  Alere, Inc. (e).................................................      6.38%        07/01/23          1,035,000
                                                                                                                 ---------------
                                                                                                                       1,119,487
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 2.7%
       3,165,000  CHS/Community Health Systems, Inc...............................      6.88%        02/01/22          2,429,137
         605,000  HCA, Inc........................................................      5.38%        02/01/25            618,280
       1,750,000  Kindred Healthcare, Inc.........................................      8.00%        01/15/20          1,741,250
       1,500,000  Select Medical Corp.............................................      6.38%        06/01/21          1,488,750
       1,800,000  Tenet Healthcare Corp...........................................      5.00%        03/01/19          1,754,441
         170,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20            179,500
       7,750,000  Tenet Healthcare Corp...........................................      8.13%        04/01/22          7,614,374
                                                                                                                 ---------------
                                                                                                                      15,825,732
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.1%
         761,000  Surgical Care Affiliates, Inc. (e)..............................      6.00%        04/01/23            795,245
                                                                                                                 ---------------
                  HOMEFURNISHING RETAIL -- 0.1%
         500,000  Serta Simmons Bedding LLC (e)...................................      8.13%        10/01/20            519,713
                                                                                                                 ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%
         150,000  NRG Energy, Inc.................................................      7.88%        05/15/21            157,500
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.0%
         110,000  Frontier Communications Corp....................................      6.25%        09/15/21            105,050
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.3%
       2,375,000  Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical
                     Diagnostics SA (e)...........................................      6.63%        05/15/22          2,042,500
                                                                                                                 ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 0.1%
         300,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................      6.13%        03/01/22            308,250
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.1%
         125,000  Post Holdings, Inc. (e).........................................      6.75%        12/01/21            134,063
         150,000  Post Holdings, Inc. (e).........................................      7.75%        03/15/24            166,530
                                                                                                                 ---------------
                                                                                                                         300,593
                                                                                                                 ---------------


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  PAPER PACKAGING -- 0.0%
$        250,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu (e) (f).............................      4.38%        07/15/21    $       255,625
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.0%
         209,000  BlueLine Rental Finance Corp. (e)...............................      7.00%        02/01/19            183,398
                                                                                                                 ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
         250,000  Sprint Communications, Inc. (e).................................      9.00%        11/15/18            275,625
         150,000  T-Mobile USA, Inc...............................................      6.00%        03/01/23            158,250
         500,000  T-Mobile USA, Inc...............................................      6.63%        04/01/23            532,590
                                                                                                                 ---------------
                                                                                                                         966,465
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS........................................................................       29,331,380
                  (Cost $30,645,682)                                                                             ---------------

FOREIGN CORPORATE BONDS -- 1.2%

                  AEROSPACE & DEFENSE -- 0.0%
         250,000  Bombardier, Inc. (e)............................................      7.75%        03/15/20            255,000
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.1%
         600,000  Intelsat Luxembourg SA..........................................      6.75%        06/01/18            414,000
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 0.4%
         690,000  Ziggo Bond Finance BV (e).......................................      6.00%        01/15/27            679,219
       2,000,000  Ziggo Secured Finance BV (e)....................................      5.50%        01/15/27          1,980,000
                                                                                                                 ---------------
                                                                                                                       2,659,219
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.2%
       1,000,000  SFR Group SA (e)................................................      6.00%        05/15/22          1,029,070
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.1%
         373,588  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (e).....................................................      7.00%        11/15/20            386,664
         250,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (e).....................................................      7.25%        05/15/24            265,000
                                                                                                                 ---------------
                                                                                                                         651,664
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.1%
         639,000  JBS USA LLC / JBS USA Finance, Inc. (e).........................      5.88%        07/15/24            645,390
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.2%
         552,000  Capsugel SA (e) (g).............................................      7.00%        05/15/19            552,276
         250,000  Mallinckrodt International Finance SA / Mallinckrodt CB
                     LLC (e)......................................................      5.63%        10/15/23            236,250
         350,000  Valeant Pharmaceuticals International, Inc. (e).................      5.38%        03/15/20            304,500
                                                                                                                 ---------------
                                                                                                                       1,093,026
                                                                                                                 ---------------
                  RESTAURANTS -- 0.0%
         100,000  1011778 B.C. ULC / New Red Finance, Inc. (e)....................      6.00%        04/01/22            104,750
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.1%
         500,000  Garda World Security Corp. (e)..................................      7.25%        11/15/21            480,000
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................        7,332,119
                  (Cost $7,606,812)                                                                              ---------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS -- 0.1%

                  COAL & CONSUMABLE FUELS -- 0.1%
           6,073  Arch Coal, Inc., Class A (c) (h).............................................................  $       445,637
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................          445,637
                  (Cost $406,709)                                                                                ---------------

RIGHTS -- 0.0%

                  ELECTRIC UTILITIES -- 0.0%
           5,210  TCEH Corp. (Texas Competitive Electric Holdings Co. LLC) (d) (h).............................            9,052
           8,105  TCEH Corp. (Texas Competitive Electric Holdings Co. LLC) Claim (d) (h) (i)...................                0
                                                                                                                 ---------------
                                                                                                                           9,052
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.0%
               1  New Millennium Holdco, Inc., Corporate Claim Trust (h) (i) (j) (k)...........................                0
               1  New Millennium Holdco, Inc., Corporate Claim Trust (h) (i) (j) (k)...........................                0
                                                                                                                 ---------------
                                                                                                                               0
                                                                                                                 ---------------
                  TOTAL RIGHTS.................................................................................            9,052
                  (Cost $9,052)                                                                                  ---------------

MONEY MARKET FUNDS -- 12.7%

      75,229,418  BNY Mellon Cash Reserve USD - 0.01% (l)......................................................       75,229,418
                  (Cost $75,229,418)                                                                             ---------------

                  TOTAL INVESTMENTS -- 106.9%..................................................................      635,315,946
                  (Cost $638,046,421) (m)

                  NET OTHER ASSETS AND LIABILITIES -- (6.9)%...................................................      (41,039,137)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $   594,276,809
                                                                                                                 ===============

-----------------------------

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c) On October 4, 2016, Arch Coal, Inc. completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, each lender received a portion of a new term loan equal to its closing date term loan percentage pursuant to the new credit agreement and a pro rata share of the newly issued common equity shares in the new company. The company also made a cash distribution to first lien creditors.

(d) On October 3, 2016, Texas Competitive Electric Holdings ("TCEH") completed their reorganization in the form of a tax free spin off from the parent company, Energy Future Holdings. As part of the reorganization, first lien claim holders received equity in a new entity TCEH Corp., cash held by the new entity, tax receivable rights and a beneficial interest in an unsecured claim to the parent company, Energy Future Holdings.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $13,552,343 or 2.3% of net assets.

(f) Floating or variable rate security. The interest rate shown reflects the rate in effect at October 31, 2016.


Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016


(g) These notes are Payment-in-Kind ("PIK") Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK Interest. Interest paid in cash will accrue at the rate of 7.000% per annum ("Cash Interest Rate") and PIK Interest will accrue on the Notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2016, this security paid all of its interest in cash.

(h)   Non-income producing security.

(i) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2016, securities noted as such amounted to $0 or 0.0% of net assets.

(j) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(k) On December 21, 2015, Millennium Health, LLC completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Millennium Laboratories LLC, Tranche B Term Loan received a portion of a new term loan and a pro rata share of the newly issued common equity shares in New Millennium Holdco, Inc., the new company. Each lender was also issued a beneficial interest in the Corporate Claim Trust entitling it, as holder of such beneficial interest, to receive Corporate Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Corporate Causes of Action are available to make such a distribution. In addition, each lender was issued a beneficial interest in the Lender Claim Trust entitling it, as holder of such beneficial interest, to receive Lender Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Lender Causes of Action are available to make such a distribution.

(l)   Interest rate shown reflects yield as of October 31, 2016.

(m) Aggregate cost for federal income tax purposes is $638,432,540. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,981,694 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,098,288.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2016         PRICES           INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Senior Floating-Rate Loan Interests*..............    $  522,968,340   $           --   $  522,968,340   $           --
Corporate Bonds*..................................        29,331,380               --       29,331,380               --
Foreign Corporate Bonds*..........................         7,332,119               --        7,332,119               --
Common Stocks*....................................           445,637          445,637               --               --
Rights*...........................................             9,052               --            9,052               --**
Money Market Funds................................        75,229,418       75,229,418               --               --
                                                      --------------   --------------   --------------   --------------
Total Investments.................................    $  635,315,946   $   75,675,055   $  559,640,891   $           --**
                                                      ==============   ==============   ==============   ==============

*  See Portfolio of Investments for industry breakout.
** Investment is valued at $0.

There were no transfers between Level 1 and Level 2.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of October 31, 2016, the Fund transferred Senior Floating-Rate Loan Interests valued at $316,350 from Level 3 to Level 2 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred from Level 3 to Level 2 did so primarily as a result of a change in information obtained from a third-party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests and trading activity in certain Senior Floating-Rate Loan Interests.

Level 3 Rights that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. The Level 3 Rights values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2016


pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT OCTOBER 31, 2015
   Senior Floating-Rate Loan Interests                   $    1,413,777
   Rights                                                            --
Net Realized Gain (Loss)
   Senior Floating-Rate Loan Interests                            4,214
   Rights                                                            --
Change in Unrealized Appreciation /(Depreciation)
   Senior Floating-Rate Loan Interests                           32,803
   Rights                                                            --
Purchases
   Senior Floating-Rate Loan Interests                               --
   Rights                                                            --*
Sales
   Senior Floating-Rate Loan Interests                       (1,134,444)
   Rights                                                            --
Transfers In
   Senior Floating-Rate Loan Interests                               --
   Rights                                                            --
Transfers Out
   Senior Floating-Rate Loan Interests                         (316,350)
   Rights                                                            --
                                                         --------------
ENDING BALANCE AT OCTOBER 31, 2016
   Senior Floating-Rate Loan Interests                                --
   Rights                                                            --*
                                                         --------------
Total Level 3 holdings                                   $           --*
                                                         ==============

* Investment is valued at $0.

There was a net change of $0 in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2016.


Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value.....................................................   $  635,315,946
Receivables:
   Investment securities sold.............................................       25,012,087
   Capital shares sold....................................................        2,419,072
   Interest...............................................................        1,875,496
                                                                             --------------
      Total Assets........................................................      664,622,601
                                                                             --------------
LIABILITIES:
Payables:
   Investment securities purchased........................................       69,936,851
   Investment advisory fees...............................................          408,941
                                                                             --------------
      Total Liabilities...................................................       70,345,792
                                                                             --------------
NET ASSETS................................................................   $  594,276,809
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $  600,637,995
Par value.................................................................          123,000
Accumulated net investment income (loss)..................................          364,642
Accumulated net realized gain (loss) on investments.......................       (4,118,353)
Net unrealized appreciation (depreciation) on investments.................       (2,730,475)
                                                                             --------------
NET ASSETS................................................................   $  594,276,809
                                                                             ==============
NET ASSET VALUE, per share................................................   $        48.32
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................       12,300,002
                                                                             ==============
Investments, at cost......................................................   $  638,046,421
                                                                             ==============


                        See Notes to Financial Statements                Page 21

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest..................................................................   $   21,491,890
                                                                             --------------
   Total investment income................................................       21,491,890
                                                                             --------------
EXPENSES:
Investment advisory fees..................................................        3,894,144
                                                                             --------------
   Total expenses.........................................................        3,894,144
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................       17,597,746
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments................................       (3,392,038)
   Net change in unrealized appreciation (depreciation) on investments....        6,576,924
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................        3,184,886
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $   20,782,632
                                                                             ==============


Page 22                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE             FOR THE
                                                                               YEAR ENDED          YEAR ENDED
                                                                               10/31/2016          10/31/2015
                                                                             --------------      --------------
OPERATIONS:
   Net investment income (loss)...........................................   $   17,597,746      $   10,823,916
   Net realized gain (loss)...............................................       (3,392,038)           (365,525)
   Net change in unrealized appreciation (depreciation)...................        6,576,924          (7,431,519)
                                                                             --------------      --------------
   Net increase (decrease) in net assets resulting from operations........       20,782,632           3,026,872
                                                                             --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................      (17,619,004)        (10,638,104)
                                                                             --------------      --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................      239,911,601         198,520,058
   Cost of shares redeemed................................................      (11,697,036)        (24,352,367)
                                                                             --------------      --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................      228,214,565         174,167,691
                                                                             --------------      --------------
   Total increase (decrease) in net assets................................      231,378,193         166,556,459

NET ASSETS:
   Beginning of period....................................................      362,898,616         196,342,157
                                                                             --------------      --------------
   End of period..........................................................   $  594,276,809      $  362,898,616
                                                                             ==============      ==============
   Accumulated net investment income (loss) at end of period..............   $      364,642      $      397,650
                                                                             ==============      ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................        7,550,002           4,000,002
   Shares sold............................................................        5,000,000           4,050,000
   Shares redeemed........................................................         (250,000)           (500,000)
                                                                             --------------      --------------
   Shares outstanding, end of period......................................       12,300,002           7,550,002
                                                                             ==============      ==============


                        See Notes to Financial Statements                Page 23

FIRST TRUST SENIOR LOAN FUND (FTSL)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                  FOR THE PERIOD
                                                                          YEAR ENDED OCTOBER 31,                   5/1/2013 (a)
                                                            ---------------------------------------------------       THROUGH
                                                                 2016              2015              2014           10/31/2013
                                                            ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of period......................    $     48.07       $     49.09       $     49.45       $     50.00
                                                              -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................           1.80              1.90              1.77              0.90
Net realized and unrealized gain (loss)...................           0.27             (1.03)            (0.36)            (0.45)
                                                              -----------       -----------       -----------       -----------
Total from investment operations..........................           2.07              0.87              1.41              0.45
                                                              -----------       -----------       -----------       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.....................................          (1.82)            (1.89)            (1.77)            (0.85)
Return of capital.........................................             --                --                --             (0.15)
                                                              -----------       -----------       -----------       -----------
Total distributions paid to shareholders..................          (1.82)            (1.89)            (1.77)            (1.00)
                                                              -----------       -----------       -----------       -----------
Net asset value, end of period............................    $     48.32       $     48.07       $     49.09       $     49.45
                                                              ===========       ===========       ===========       ===========
TOTAL RETURN (b)..........................................           4.43%             1.75%             2.91%             0.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................    $   594,277       $   362,899       $   196,342       $    96,432
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets.............           0.85%             0.85%             0.85%             0.85% (c)
Ratio of net investment income (loss) to average
   net assets.............................................           3.84%             3.97%             3.61%             3.29% (c)
Portfolio turnover rate (d)...............................             67%               71%               97%               51%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 24                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2016


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), which trades under the ticker "FTSL" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund's primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. The Fund seeks to outperform each of the S&P/LSTA Leveraged Loan 100 Index and the Markit iBoxx USD Liquid Leveraged Loan Index by investing at least 80% of its net assets (including investment borrowings) in, under normal market conditions, a diversified portfolio of first lien senior floating rate loan interests ("Senior Loans")(1). A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available,

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2016

      elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
      8)    the coupon payments;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2016

      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of October 31, 2016.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded commitments as of October 31, 2016.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2016

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

Distributions paid from:                            2016               2015
Ordinary income..............................  $   17,619,004     $   10,638,104
Capital gain.................................              --                 --
Return of capital............................              --                 --

As of October 31, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income................  $      364,642
Accumulated capital and other gain (loss)....      (3,732,234)
Net unrealized appreciation (depreciation)...      (3,116,594)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2016, the Fund had $3,732,234 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:

                                  ACCUMULATED
             ACCUMULATED          NET REALIZED
            NET INVESTMENT        GAIN (LOSS)
            INCOME (LOSS)        ON INVESTMENTS      PAID-IN CAPITAL
            --------------       --------------      ---------------
            $      (11,750)      $       11,750      $            --

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2016

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016 the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and the Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $499,050,653 and $290,704,784, respectively.

For the fiscal year ended October 31, 2016, there were no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Series Fund entered into a $140 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. Prior to March 9, 2016, the commitment was $80 million and the commitment fee was 0.15%. First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2016.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2016

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2018.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 21, 2016, the Fund declared a distribution of $0.15 per share to shareholders of record on November 25, 2016, payable November 30, 2016.

On December 16, 2016, the commitment amount under the Credit Agreement with Scotia was increased to $180 million.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SENIOR LOAN FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Loan Fund (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Senior Loan Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2016


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders between the period January 1, 2016 and October 31, 2016 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

For the taxable year ended October 31, 2016, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

      Dividends Received Deduction                Qualified Dividend Income
    ---------------------------------         ---------------------------------
                  0.00%                                     0.00%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

BANK LOAN RISK: An investment in Senior Loans subjects the Fund to credit risk, which is heightened for Senior Loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for Senior Loan trades, and the Senior Loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed-income instruments.

CALL RISK: If an issuer calls higher-yielding securities held by the Fund, performance could be adversely impacted.

CASH TRANSACTION RISK: The Fund currently intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions for in-kind securities. Because the Fund principally effects redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2016 (UNAUDITED)

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it may invest a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK: Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

HIGH YIELD SECURITIES RISK: High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will likely decline because the Fund holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset periodically.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value generally or could underperform other investments.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2016 (UNAUDITED)

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect Senior Loans; however they are often unsecured and/or lower in the issuer's capital structure than Senior Loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Senior Loan Fund (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds which were also exchange-traded funds ("ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund, and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Adviser's and the Fund's compliance with the 1940 Act, as well as

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2016 (UNAUDITED)

the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board also received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETF) and non-fund clients. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Adviser's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the periods ended December 31, 2015 to the performance of the MPI Peer Group and to two benchmark indexes. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average and the benchmark indexes for the one-year period ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Adviser whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2016 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Senior Loan Fund it manages (the "Fund") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2015, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $2,397,004. This figure is comprised of $317,781 paid (or to be paid) in fixed compensation and $2,079,223 paid (or to be paid) in variable compensation. There were a total of 13 beneficiaries of the remuneration described above. Those amounts include $89,177 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,307,827 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                     TERM OF OFFICE                                             THE FIRST TRUST     DIRECTORSHIPS
    NAME, ADDRESS,                   AND YEAR FIRST                                              FUND COMPLEX      HELD BY TRUSTEE
   DATE OF BIRTH AND                   ELECTED OR               PRINCIPAL OCCUPATIONS             OVERSEEN BY        DURING PAST
POSITION WITH THE TRUST                 APPOINTED                DURING PAST 5 YEARS                TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                       137        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation (Educational                  Transport Inc.
  Suite 400                                         Products and Services); President and Chief                  (May 2003 to
Wheaton, IL 60187                                   Executive Officer (June 2012 to September                    May 2014)
D.O.B.: 03/54                                       2014), Servant Interactive LLC (Educational
                                                    Products and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services); President (June
                                                    2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
    Suite 400                                       Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2016 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer, BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)
                                                                            (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012),
D.O.B.: 08/72                                                               Guggenheim Funds Investment Advisors, LLC/
                                                                            Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                                                 Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                    o Since Inception      Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                       Senior Vice President (September 2005 to July
  Suite 400                                          o Since Inception      2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to
120 E. Liberty Drive,                                                       Present), Vice President (August 2005 to
  Suite 400                                          o Since Inception      September 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                           First Trust Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Tactical High
Yield ETF (HYLS)


Annual Report
For the Year Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments.....................................................  9
Statement of Assets and Liabilities.......................................... 24
Statement of Operations...................................................... 25
Statements of Changes in Net Assets.......................................... 26
Statement of Cash Flows...................................................... 27
Financial Highlights......................................................... 28
Notes to Financial Statements................................................ 29
Report of Independent Registered Public Accounting Firm...................... 36
Additional Information....................................................... 37
Board of Trustees and Officers............................................... 43
Privacy Policy............................................................... 45

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Tactical High Yield ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016

Dear Shareholders:

Thank you for your investment in First Trust Tactical High Yield ETF.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The primary investment objective of the First Trust Tactical High Yield ETF (the "Fund") is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in high yield debt securities that are, under normal market conditions, rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" bonds. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL           CUMULATIVE
                                                                            TOTAL RETURNS          TOTAL RETURNS
                                                         1 Year Ended    Inception (2/25/13)    Inception (2/25/13)
                                                           10/31/16          to 10/31/16            to 10/31/16
FUND PERFORMANCE
NAV                                                          4.89%              4.92%                 19.33%
Market Price                                                 4.50%              4.89%                 19.19%

INDEX PERFORMANCE
BofA Merrill Lynch US High Yield
   Constrained Index                                        10.18%              4.96%                 19.50%
-------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Annual Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of the shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                  INVESTMENTS(1)
-----------------------------------------------------------
Health Care Providers & Services              15.2%
Media                                         12.9
Hotels, Restaurants & Leisure                 11.4
Pharmaceuticals                                7.7
Food Products                                  5.5
Diversified Telecommunication
   Services                                    4.4
Software                                       4.0
Speciality Retail                              3.9
Real Estate Management &
   Development                                 3.1
Food & Staples Retailing                       2.9
Containers & Packaging                         2.4
Technology Hardware, Storage, &
   Peripherals                                 2.3
Health Care Equipment & Supplies               1.9
Electric Utilities                             1.9
Professional Services                          1.9
Life Sciences Tools & Services                 1.8
Diversified Consumer Services                  1.8
Building Products                              1.7
Wireless Telecommunication Services            1.6
Oil, Gas & Consumable Fuels                    1.4
Semiconductors & Semiconductor
   Equipment                                   1.4
Beverages                                      1.3
Commercial Services & Supplies                 0.9
Trading Companies & Distributors               0.9
Insurance                                      0.8
Aerospace & Defense                            0.8
Auto Components                                0.6
Independent Power and Renewable
   Electricity Producers                       0.5
Automobiles                                    0.5
Internet Software & Services                   0.4
Machinery                                      0.3
Equity Real Estate Investment Trusts
   (REITs)                                     0.3
Diversified Financial Services                 0.3
Industrial Conglomerates                       0.3
Capital Markets                                0.2
Household Products                             0.2
Metals & Mining                                0.2
Chemicals                                      0.2
Distributors                                   0.1
Road & Rail                                    0.1
Consumer Finance                               0.0*
Construction Materials                         0.0*
Internet & Direct Marketing Retail             0.0*
                                            --------
     Total                                   100.0%
                                            ========

*  Amount is less than 0.1%.


-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                     INVESTMENTS(1)
-----------------------------------------------------------
Corporate Bonds                               49.1%
Senior Floating-Rate Loan Interests           36.2
Foreign Corporate Bonds                       14.7
Rights                                         0.0*
                                            --------
     Total                                   100.0%
                                            ========

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
CREDIT QUALITY (S&P RATINGS)(2)          INVESTMENTS(1)
-----------------------------------------------------------
BBB-                                           2.0%
BB+                                            5.6
BB                                             9.5
BB-                                           15.0
B+                                            19.8
B                                             16.8
B-                                            13.7
CCC+                                          15.3
CCC                                            2.0
CCC-                                           0.1
CC                                             0.2
Not Rated                                      0.0*
                                            --------
     Total                                   100.0%
                                            ========

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
TOP 10 ISSUERS                           INVESTMENTS(1)
-----------------------------------------------------------
Tenet Healthcare Corp.                         2.9%
Valeant Pharmaceuticals International,
   Inc.                                        2.6
New HB Acquisition LLC                         2.4
SFR Group SA                                   2.3
Select Medical Corp.                           2.0
Caesars Growth Partners LLC                    2.0
TEX Operations Co. LLC                         1.9
Diamond 1 Finance Corp.                        1.9
CHS/Community Health Systems, Inc.             1.8
Kindred Healthcare, Inc.                       1.8
                                            --------
     Total                                    21.6%
                                            ========


(1) Percentages are based on the long positions only. Short positions are excluded.

(2) The ratings are by Standard & Poor's Rating Group, a division of the McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

          Performance of a $10,000 Initial Investment
              February 25, 2013 - October 31, 2016

            First Trust Tactical      BofA Merrill Lynch US High
               High Yield ETF          Yield Constrained Index
2/25/13           $10,000                      $10,000
4/30/13            10,403                       10,308
10/31/13           10,676                       10,458
4/30/14            11,167                       10,956
10/31/14           11,285                       11,070
4/30/15            11,493                       11,238
10/31/15           11,376                       10,845
4/30/16            11,519                       11,089
10/31/16           11,933                       11,950

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 27, 2013 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                         NUMBER OF DAYS BID/ASK MIDPOINT          NUMBER OF DAYS BID/ASK MIDPOINT
                                  AT/ABOVE NAV                               BELOW NAV
                      -------------------------------------    -------------------------------------
                      0.00%-    0.50%-    1.00%-               0.00%-    0.50%-    1.00%-
FOR THE PERIOD        0.49%     0.99%     1.99%     >=2.00%    0.49%     0.99%     1.99%     >=2.00%
2/27/13 - 10/31/13      94        37         0          0        37         5         0          0
11/1/13 - 10/31/14     158        29         0          0        63         2         0          0
11/1/14 - 10/31/15     177         8         2          0        60         4         0          0
11/1/15 - 10/31/16     201         7         0          0        42         2         0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)


                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust" or the "Advisor") Leveraged Finance Team is comprised of 14 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2016, the First Trust Leveraged Finance Team managed or supervised approximately $2.55 billion in senior secured bank loans and high-yield bonds. These assets are spread across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds, one UCITs fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER,
   LEVERAGED FINANCE TEAM
SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER,
   LEVERAGED FINANCE TEAM
ORLANDO PURPURA, CFA, CPA, CMT - SENIOR VICE PRESIDENT,
   PORTFOLIO MANAGER, LEVERAGED FINANCE TEAM

                                   COMMENTARY

The First Trust Tactical High Yield ETF is an actively managed exchange-traded fund. The primary investment objective is to provide current income, with a secondary objective of capital appreciation.

MARKET RECAP

The last 12 months were exceptionally strong for the high-yield bond and senior loan market with trailing twelve month returns of 10.18% and 6.54% for the BofA Merrill Lynch US High Yield Constrained Index and the S&P/LSTA Leveraged Loan Index, respectively. In fact, high-yield bonds and senior loans outperformed nearly every other major asset class over the prior year period. For context, the total return of the S&P 500(R) Index over the period was only 4.51%. The high-yield bond market is on pace to post its highest calendar year return since emerging from the global financial crisis in 2009, in our view. We believe the strong returns in the high-yield bond and senior loan markets are due to a number of contributing factors. Accommodative central banks around the globe and a rebound in commodity prices have been a catalyst for risk assets. In addition, U.S. yields remain attractive relative to foreign yields, although yields in the U.S. remain low by historical standards. As a result, the hunt for yield continues to attract foreign investors to the U.S. Consider the fact that at the end of October, the German Bund 10-year bond yield was 0.16% and the Japanese 10-year government bond yield was -0.05%. When compared to the 10-year U.S. Treasury bond yield of 1.83%, we believe one can quickly discern why the foreign investment into U.S. Treasury assets is continuing unabated.

High-Yield Bond Market

The BofA Merrill Lynch US High Yield Constrained Index returned 10.18% for the 12 month period. Additionally, the high-yield bond market ended the period with nine consecutive months of positive returns.

Lower quality high-yield bonds outperformed higher quality high-yield bonds in the period. Lower quality CCC rated issues returned 16.57%, significantly outperforming the returns of higher quality B rated issues return of 6.98% and BB rated issues return of 6.73% in the period. The average price of high-yield bonds in the market entered the period at $94.19, fell to an average price of $86.64 at the end of February in the wake of eroding commodity prices, and recovered to end the period with an average price of $99.10 as commodity prices rebounded.

Senior Loan Market

The S&P/LSTA Leveraged Loan Index returned 6.54% for the 12-month period. Similar to the high-yield bond market, the senior loan market ended the period with eight consecutive months of positive returns.

Lower quality senior loans outperformed higher quality senior loans in the period. Lower quality CCC rated issues returned 14.48%, significantly outperforming the returns of lower quality B rated issues return of 6.77% and BB rated issues return of 5.16%. The average price of senior loans in the market began the period at $93.68, dipped down to $89.44 at the end of February as broader markets sold off, and rallied hard to end the period with an average price of $97.17.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

Default Rates

During the period, default rates increased within both the JP Morgan High-Yield Bond Universe and the S&P/LSTA Leveraged Loan Index. Default rates within the high-yield bond market ended the period at 3.59% compared to the 2.21% default rate one year ago. Default activity was driven higher by companies in the energy and metals/mining industries as commodity prices were volatile during this time. Excluding those industries, the trailing twelve month default rate was a mere 0.46%. A similar theme was experienced within the senior loan market, though far less dramatic, as the senior loan market has lower exposure to those industries. Senior loan LTM default rates ended the period at 1.95% compared to the 1.27% default rate one year ago.

We believe that default rates may trend lower given the strength of corporate balance sheets today, the lack of near-term debt maturities, access to robust capital markets, and our view that the commodity sector has bottomed within the senior loans and high-yield bond markets. Our prior view regarding default rates within the high-yield bond and senior loan markets was correct, as corporate defaults did in fact increase, but were contained within these cyclical commodity sectors and not systemic to the overall market.

FUND PERFORMANCE

The Fund returned 4.89% on a net asset value ("NAV") basis and 4.50% on a market price basis over the last 12 months, which underperformed the BofA Merrill Lynch US High Yield Constrained Index (the "Index") return of 10.18% over the same time period. As of October 31, 2016, the Fund had a four star overall Morningstar rating among 656 funds in the High Yield Bond category (three years).

The Fund's most recent monthly distribution of $0.205 per share was below the $0.24 per share distribution paid in October 2015. At the end of the period, the effective yield based on the distributions for the trailing 12 months was 5.49%. As high-yield bond and senior loan prices have increased, their yields have commensurately decreased. As a result, we believe this has been a primary driver of the decreasing monthly distribution.

The Fund was generally overweight the lowest credit quality issues. At the end of October 2015, the Fund held 20.27% in issues rated CCC+ or below compared to 14.06% for the Index. One year later, those weightings moved to 17.58% and 12.42% for the Fund and the Index, respectively. The Fund's performance did not benefit from this overweight allocation to lower rated issues even though lower rated issues outperformed higher rated issues in the period. This was primarily because the Fund had a significant underweight allocation to the energy and metals/mining industries. As of October 31, 2016, the energy and metals/mining industries made up 18.80% of the Index, compared to only 1.62% for the Fund, and posted a trailing 12-month return of 15.0%. The Fund had an overweight allocation to the healthcare industry and specifically in the healthcare facility and pharmaceutical segments. Healthcare as an industry typically lags during a period of market tightening due to the defensive non-cyclical nature of the industry, and this cycle was no different, as the healthcare high-yield bond index returned 3.47% over the relevant measurement period. Within the healthcare industry, the healthcare facilities segment (primarily acute care hospitals) has experienced slowing admissions growth as the impact from the implementation of the Affordable Care Act has stabilized. The segment spread remains tight to the overall Index and healthcare spreads but has widened significantly from the beginning of the period. In addition, the pharmaceutical segment faced headwinds from various high profile Congressional hearings into drug pricing practices and potential policy threats from the Presidential nominees to regulate drug pricing which contributed to the lagging return relative to the Index. Additionally, the Fund's above average allocation to cash was a headwind as the Fund grew its assets by more than 106% from the prior year. Lastly, the Fund increased its allocation to senior loans in order to shorten the overall portfolio duration and reduce portfolio volatility. Given the short duration benefit of loans, as well as some compelling relative value opportunities, the Fund increased its allocation by nearly 900 basis point ("bps") to 36.25% of the maximum 40% bucket for senior loans by the end of October 2016. This allocation to loans was a headwind as senior loans underperformed high-yield bonds in the period.

The treasury short position has been a headwind to performance over the past year as Treasury yields have generally declined. However, we continue to believe that it will be a beneficial component of the Fund if interest rates begin to rise towards the end of 2016 and beyond, as we see the Fed continuing its rate hike, albeit at a moderate pace.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

MARKET AND FUND OUTLOOK

Looking ahead to 2017, we believe the market is not pricing in the potential for higher inflation in the U.S. However, commodity inflation remains relatively benign and, unless global central bank activity shifts to a tightening posture (reduced quantitative easing), we believe that even improving wage inflation will not cause the Fed to move towards a more aggressive pace of rate increases. However, we will continue to monitor inflation closely due to the potential impact on the yield curve, which has flattened significantly this year. In this case, the flattening yield curve has been significantly influenced by the U.S. Fed slowly increasing rates coupled with foreign demand for U.S. bonds tamping down long-term interest rates, which may mitigate the typical concerns associated with a flattening curve.

High-yield bond spreads over U.S. Treasuries are tight to historical norms at T+491 basis points ("bps") as of October 31, 2016. The long-term average spread over U.S. Treasuries is T+595 bps (December 1997 - October 2016). From the recent spread highs of T+777 bps at January 31, 2016, high-yield spreads have tightened significantly, and, as a result, valuations have normalized from the significantly depressed levels early in the year. When considering the high-yield bond spread relative to valuations within the senior loan market, where the discounted spread to a three-year life was L+492 bps at the end of October, we have viewed this relationship as an opportunity to reduce exposure to high-yield bonds and migrate some exposure into secured, floating-rate senior loans. High-yield bond spreads still remain wide of the tight spreads of T+245 bps in May 2007, and as such, we do continue to find value in certain parts of the market.

After several years of senior loan outflows, retail investors have finally begun to find favor in the senior loan asset class. According to JP Morgan, the senior loan asset class ended the period with four consecutive monthly inflows totaling $4.2 billion. The senior loan asset class has not experienced a string of inflows like this since a stretch of 21 consecutive monthly inflows between July 2012 and March 2014. Flows out of the asset class for the year-to-date period now sit at -$2.2 billion, compared to -$21.7 billion in 2015 and -$23.8 billion in 2014. We believe there are several factors that are contributing to the positive inflow trend. First, LIBOR has been increasing and has climbed from 61 bps to 88 bps year-to-date. For reference, LIBOR was a mere 33 bps one year ago. We believe the increase in LIBOR has increased the attractiveness of senior loans, especially when compared to longer duration, high interest rate risk bonds. Moreover, we believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher. Additionally, current senior loan spreads compare favorably to the pre-credit crisis average spread of L+372 (December 1997 - June 2007) and remain in-line with the long-term average spread of L+526 (December 1997 - October 2016). We believe senior loans, given their senior secured position in the capital structure, floating interest rate, attractive income and low default rate are well positioned as we move through the remainder of 2016 and into 2017.

We believe that in the near term, volatility may be elevated due to the headwinds identified above but, at this point in the economic cycle, it will likely be short lived. As a result, we believe near term volatility should provide compelling opportunities in the U.S. high-yield bond and senior loan markets and specifically within actively managed strategies where opportunities can be taken advantage of and risk can be appropriately managed. We believe credit selection will be paramount to driving strong returns over the remainder of this economic cycle. In the early years of the economic recovery, returns came relatively easily. We believe returns can still be healthy for this portion of the cycle, however, they will be harder to come by, with greater volatility in the markets. In a market where equity volatility is high, we believe investors may benefit from moving up the corporate capital structure into high-yield bonds and senior loans, where competitive yields and lower volatility are typical. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE         EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH            DURING THE
                                                    MAY 1, 2016      OCTOBER 31, 2016        PERIOD         SIX-MONTH PERIOD (a)
--------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                               $1,000.00          $1,035.90             1.07%                $5.48
Hypothetical (5% return before expenses)             $1,000.00          $1,019.76             1.07%                $5.43

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS -- 47.4%

                  AEROSPACE & DEFENSE -- 0.5%
$        100,000  Orbital ATK, Inc................................................     5.25%        10/01/21    $       103,750
       2,000,000  TransDigm, Inc..................................................     6.00%        07/15/22          2,095,000
       2,500,000  TransDigm, Inc..................................................     6.50%        07/15/24          2,643,750
         500,000  TransDigm, Inc. (a).............................................     6.38%        06/15/26            513,800
                                                                                                                ---------------
                                                                                                                      5,356,300
                                                                                                                ---------------
                  ALTERNATIVE CARRIERS -- 1.0%
       7,437,000  Level 3 Communications, Inc. (b)................................     5.75%        12/01/22          7,678,703
         500,000  Level 3 Financing, Inc..........................................     5.38%        08/15/22            515,000
         500,000  Level 3 Financing, Inc..........................................     5.13%        05/01/23            506,250
       2,000,000  Level 3 Financing, Inc..........................................     5.38%        01/15/24          2,045,000
                                                                                                                ---------------
                                                                                                                     10,744,953
                                                                                                                ---------------
                  ALUMINUM -- 0.2%
       1,850,000  Novelis Corp. (a)...............................................     5.88%        09/30/26          1,877,750
                                                                                                                ---------------
                  APPLICATION SOFTWARE -- 0.9%
         400,000  ACI Worldwide, Inc. (a) (b).....................................     6.38%        08/15/20            412,500
         250,000  Infor US, Inc. (a)..............................................     5.75%        08/15/20            262,500
       8,400,000  Infor US, Inc. (b)..............................................     6.50%        05/15/22          8,725,500
                                                                                                                ---------------
                                                                                                                      9,400,500
                                                                                                                ---------------
                  AUTO PARTS & EQUIPMENT -- 0.6%
         425,000  American Axle & Manufacturing, Inc. (b).........................     7.75%        11/15/19            482,375
       1,000,000  American Axle & Manufacturing, Inc..............................     6.63%        10/15/22          1,060,000
         427,000  Cooper-Standard Automotive, Inc. (a)............................     5.63%        11/15/26            430,203
         250,000  Dana, Inc.......................................................     5.38%        09/15/21            260,156
       4,035,000  MPG Holdco I, Inc...............................................     7.38%        10/15/22          4,130,832
                                                                                                                ---------------
                                                                                                                      6,363,566
                                                                                                                ---------------
                  AUTOMOTIVE RETAIL -- 0.2%
       1,500,000  Asbury Automotive Group, Inc....................................     6.00%        12/15/24          1,552,500
                                                                                                                ---------------
                  BROADCASTING -- 5.4%
      13,350,000  Gray Television, Inc. (a).......................................     5.88%        07/15/26         13,316,625
       1,375,000  LIN Television Corp.............................................     5.88%        11/15/22          1,445,469
       3,812,000  Nexstar Broadcasting, Inc. (b)..................................     6.88%        11/15/20          3,959,715
       4,200,000  Nexstar Broadcasting, Inc. (a)..................................     6.13%        02/15/22          4,326,000
       9,500,000  Nexstar Escrow Corp. (a)........................................     5.63%        08/01/24          9,452,500
         495,000  Sinclair Television Group, Inc..................................     5.38%        04/01/21            512,325
       2,500,000  Sinclair Television Group, Inc. (a).............................     5.63%        08/01/24          2,537,500
       1,690,000  Sinclair Television Group, Inc. (a).............................     5.88%        03/15/26          1,749,150
         850,000  Sinclair Television Group, Inc. (a).............................     5.13%        02/15/27            816,000
       4,000,000  Tribune Media Co................................................     5.88%        07/15/22          4,020,000
      11,152,000  Univision Communications, Inc. (a) (b)..........................     6.75%        09/15/22         11,793,797
       2,000,000  Univision Communications, Inc. (a)..............................     5.13%        05/15/23          2,040,000
       1,750,000  Univision Communications, Inc. (a)..............................     5.13%        02/15/25          1,760,937
                                                                                                                ---------------
                                                                                                                     57,730,018
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 0.1%
         500,000  Allegion US Holding Co., Inc. (b)...............................     5.75%        10/01/21            521,875
                                                                                                                ---------------
                  CABLE & SATELLITE -- 3.0%
       6,000,000  Altice US Finance I Corp. (a)...................................     5.50%        05/15/26          6,135,000
       7,500,000  CCO Holdings LLC / CCO Holdings Capital Corp. (b)...............     5.75%        01/15/24          7,949,999
       6,700,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............     5.88%        04/01/24          7,102,000


                        See Notes to Financial Statements                 Page 9

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  CABLE & SATELLITE (CONTINUED)
$      1,000,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............     5.75%        02/15/26    $     1,044,375
       1,500,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............     5.50%        05/01/26          1,540,320
       2,000,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (a)....................................................     6.38%        09/15/20          2,067,500
       2,000,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (a) (b)................................................     5.13%        12/15/21          1,980,000
       3,500,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (a)....................................................     7.75%        07/15/25          3,762,500
         819,000  CSC Holdings LLC (a)............................................     5.50%        04/15/27            832,821
         100,000  Mediacom Broadband LLC / Mediacom Broadband Corp................     5.50%        04/15/21            103,375
                                                                                                                ---------------
                                                                                                                     32,517,890
                                                                                                                ---------------
                  CASINOS & GAMING -- 2.7%
       2,100,000  Boyd Gaming Corp. (a)...........................................     6.38%        04/01/26          2,257,500
       6,650,000  Caesars Growth Properties Holdings LLC / Caesars Growth
                     Properties Finance, Inc......................................     9.38%        05/01/22          7,098,875
         150,000  GLP Capital LP / GLP Financing II, Inc..........................     5.38%        04/15/26            159,750
         250,000  Isle of Capri Casinos, Inc......................................     5.88%        03/15/21            260,156
       8,600,000  MGM Resorts International (b)...................................     7.75%        03/15/22          9,975,999
       2,200,000  MGM Resorts International (b)...................................     6.00%        03/15/23          2,387,000
       4,585,000  Station Casinos LLC (b).........................................     7.50%        03/01/21          4,827,469
       2,000,000  Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)...........     5.50%        03/01/25          2,010,000
                                                                                                                ---------------
                                                                                                                     28,976,749
                                                                                                                ---------------
                  COMPUTER & ELECTRONICS RETAIL -- 0.3%
       2,850,000  Energizer Holdings, Inc. (a)....................................     5.50%        06/15/25          2,892,750
                                                                                                                ---------------
                  CONSTRUCTION MATERIALS -- 0.0%
         300,000  Summit Materials LLC / Summit Materials Finance Corp............     6.13%        07/15/23            309,000
                                                                                                                ---------------
                  DISTRIBUTORS -- 0.1%
       1,450,000  HD Supply, Inc. (a).............................................     5.75%        04/15/24          1,526,125
                                                                                                                ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 2.3%
       3,000,000  CalAtlantic Group, Inc..........................................     5.25%        06/01/26          2,977,500
       5,810,000  KB Home (b).....................................................     7.00%        12/15/21          6,260,275
         500,000  KB Home.........................................................     7.63%        05/15/23            535,000
       1,000,000  Meritage Homes Corp.............................................     7.00%        04/01/22          1,121,000
       1,872,000  PulteGroup, Inc.................................................     5.50%        03/01/26          1,956,240
       3,000,000  Taylor Morrison Communities Inc. / Monarch Communities,
                     Inc. (a).....................................................     5.88%        04/15/23          3,180,000
       1,275,000  Taylor Morrison Communities, Inc. / Monarch Communities,
                     Inc. (a) (b).................................................     5.25%        04/15/21          1,313,250
       7,039,000  TRI Pointe Holdings, Inc./TRI Pointe Homes, Inc.................     5.88%        06/15/24          7,329,358
                                                                                                                ---------------
                                                                                                                     24,672,623
                                                                                                                ---------------
                  FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.0%
         100,000  Scotts Miracle-Gro (The) Co. (a)................................     6.00%        10/15/23            106,500
                                                                                                                ---------------
                  FINANCIAL EXCHANGES & DATA -- 0.1%
       1,146,000  MSCI, Inc. (a)..................................................     5.75%        08/15/25          1,224,100
                                                                                                                ---------------
                  FOOD RETAIL -- 0.1%
         935,000  Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. /
                     Albertson's LLC (a)..........................................     5.75%        03/15/25            925,360
                                                                                                                ---------------


Page 10                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  HEALTH CARE EQUIPMENT -- 1.3%
$      1,500,000  Alere, Inc......................................................     7.25%        07/01/18    $     1,527,188
       3,834,000  Alere, Inc. (b).................................................     6.50%        06/15/20          3,902,666
       1,750,000  Alere, Inc. (a).................................................     6.38%        07/01/23          1,811,250
       6,950,000  DJO Finco, Inc. / DJO Finance LLC / DJO Finance
                     Corp. (a) (b)................................................     8.13%        06/15/21          6,411,375
         700,000  Hill-Rom Holdings, Inc. (a).....................................     5.75%        09/01/23            738,500
                                                                                                                ---------------
                                                                                                                     14,390,979
                                                                                                                ---------------
                  HEALTH CARE FACILITIES -- 8.9%
         250,000  Acadia Healthcare Co., Inc......................................     6.50%        03/01/24            255,625
      12,975,000  CHS/Community Health Systems, Inc...............................     8.00%        11/15/19         11,482,875
      10,000,000  CHS/Community Health Systems, Inc. (b)..........................     6.88%        02/01/22          7,675,000
       1,000,000  HCA, Inc........................................................     7.50%        02/15/22          1,140,500
       3,000,000  HCA, Inc........................................................     5.88%        05/01/23          3,190,320
       6,519,000  HCA, Inc. (b)...................................................     5.38%        02/01/25          6,662,092
         250,000  HealthSouth Corp................................................     5.13%        03/15/23            253,750
       5,800,000  HealthSouth Corp................................................     5.75%        11/01/24          6,010,250
         250,000  HealthSouth Corp................................................     5.75%        09/15/25            260,000
      12,750,000  Kindred Healthcare, Inc.........................................     8.00%        01/15/20         12,686,250
       2,500,000  Kindred Healthcare, Inc. (b)....................................     6.38%        04/15/22          2,323,450
         500,000  LifePoint Health, Inc...........................................     5.50%        12/01/21            518,438
       1,000,000  LifePoint Health, Inc. (a)......................................     5.38%        05/01/24            996,300
      10,500,000  Select Medical Corp. (b)........................................     6.38%        06/01/21         10,421,250
       3,005,000  Tenet Healthcare Corp...........................................     5.00%        03/01/19          2,928,943
       1,000,000  Tenet Healthcare Corp...........................................     5.50%        03/01/19            982,500
       1,000,000  Tenet Healthcare Corp...........................................     8.00%        08/01/20            992,500
      26,000,000  Tenet Healthcare Corp. (b)......................................     8.13%        04/01/22         25,544,999
       1,000,000  Universal Health Services, Inc. (a).............................     5.00%        06/01/26          1,040,000
                                                                                                                ---------------
                                                                                                                     95,365,042
                                                                                                                ---------------
                  HEALTH CARE SERVICES -- 0.9%
       2,700,000  Amsurg Corp. (b)................................................     5.63%        07/15/22          2,764,125
       1,000,000  DaVita, Inc.....................................................     5.00%        05/01/25            967,500
       3,000,000  Envision Healthcare Corp. (a)...................................     5.13%        07/01/22          3,015,000
       3,040,000  Surgical Care Affiliates, Inc. (a)..............................     6.00%        04/01/23          3,176,800
                                                                                                                ---------------
                                                                                                                      9,923,425
                                                                                                                ---------------
                  HOMEFURNISHING RETAIL -- 1.9%
      16,580,000  Serta Simmons Bedding LLC (a) (b)...............................     8.13%        10/01/20         17,233,666
         100,000  Tempur Sealy International, Inc.................................     5.63%        10/15/23            104,000
       3,450,000  Tempur Sealy International, Inc.................................     5.50%        06/15/26          3,562,125
                                                                                                                ---------------
                                                                                                                     20,899,791
                                                                                                                ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.6%
       3,600,000  ESH Hospitality, Inc. (a).......................................     5.25%        05/01/25          3,573,000
       1,000,000  FelCor Lodging LP...............................................     5.63%        03/01/23          1,036,990
       2,100,000  FelCor Lodging LP...............................................     6.00%        06/01/25          2,189,250
                                                                                                                ---------------
                                                                                                                      6,799,240
                                                                                                                ---------------
                  HOUSEHOLD PRODUCTS -- 0.2%
       2,000,000  Spectrum Brands, Inc............................................     6.13%        12/15/24          2,200,000
                                                                                                                ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
         500,000  Calpine Corp....................................................     5.50%        02/01/24            490,000
       1,592,000  NRG Energy, Inc. (b)............................................     7.88%        05/15/21          1,671,600


                        See Notes to Financial Statements                Page 11

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (CONTINUED)
$      3,500,000  NRG Energy, Inc.................................................     6.25%        07/15/22    $     3,526,250
                                                                                                                ---------------
                                                                                                                      5,687,850
                                                                                                                ---------------
                  INDUSTRIAL MACHINERY -- 0.2%
         858,000  SPX Flow, Inc. (a)..............................................     5.63%        08/15/24            871,943
         858,000  SPX Flow, Inc. (a)..............................................     5.88%        08/15/26            873,015
                                                                                                                ---------------
                                                                                                                      1,744,958
                                                                                                                ---------------
                  INSURANCE BROKERS -- 0.4%
       1,000,000  HUB International Ltd. (a)......................................     7.88%        10/01/21          1,024,700
       3,460,000  USI, Inc. (a)...................................................     7.75%        01/15/21          3,511,900
                                                                                                                ---------------
                                                                                                                      4,536,600
                                                                                                                ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.9%
       4,000,000  Frontier Communications Corp....................................     7.13%        03/15/19          4,300,000
       2,375,000  Frontier Communications Corp....................................     8.88%        09/15/20          2,532,344
         280,000  Frontier Communications Corp....................................     6.25%        09/15/21            267,400
       3,075,000  Frontier Communications Corp. (b)...............................     8.75%        04/15/22          3,051,938
                                                                                                                ---------------
                                                                                                                     10,151,682
                                                                                                                ---------------
                  INTERNET & DIRECT MARKETING RETAIL -- 0.0%
         250,000  Netflix, Inc....................................................     5.88%        02/15/25            277,813
                                                                                                                ---------------
                  LEISURE FACILITIES -- 0.1%
         650,000  ClubCorp Club Operations, Inc. (a)..............................     8.25%        12/15/23            695,500
         775,000  Six Flags Entertainment Corp. (a)...............................     5.25%        01/15/21            798,444
                                                                                                                ---------------
                                                                                                                      1,493,944
                                                                                                                ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 1.0%
       1,163,000  inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv
                     Health Clinical, Inc. (a)....................................     7.50%        10/01/24          1,200,798
       2,000,000  inVentiv Health, Inc. (a).......................................     9.00%        01/15/18          2,028,750
       3,100,000  Jaguar Holding Co. II / Pharmaceutical Product Development
                     LLC (a)......................................................     6.38%        08/01/23          3,124,800
       4,750,000  Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics
                     SA (a) (b)...................................................     6.63%        05/15/22          4,085,000
                                                                                                                ---------------
                                                                                                                     10,439,348
                                                                                                                ---------------
                  MANAGED HEALTH CARE -- 1.1%
       2,250,000  Centene Corp....................................................     6.13%        02/15/24          2,401,875
       9,250,000  MPH Acquisition Holdings LLC (a)................................     7.13%        06/01/24          9,919,700
                                                                                                                ---------------
                                                                                                                     12,321,575
                                                                                                                ---------------
                  METAL & GLASS CONTAINERS -- 0.1%
         795,000  Owens-Brockway Glass Container, Inc. (a)........................     5.88%        08/15/23            848,663
                                                                                                                ---------------
                  MOVIES & ENTERTAINMENT -- 0.9%
         339,000  AMC Entertainment Holdings, Inc. (a)............................     5.88%        11/15/26            341,119
       3,000,000  AMC Entertainment, Inc..........................................     5.88%        02/15/22          3,131,250
       2,400,000  AMC Entertainment, Inc..........................................     5.75%        06/15/25          2,418,000
       1,625,000  Cinemark USA, Inc. (b)..........................................     4.88%        06/01/23          1,635,156
         500,000  Live Nation Entertainment, Inc. (a).............................     7.00%        09/01/20            519,199
       1,100,000  Live Nation Entertainment, Inc. (a) (b).........................     5.38%        06/15/22          1,144,000
         500,000  Regal Entertainment Group.......................................     5.75%        03/15/22            518,750
                                                                                                                ---------------
                                                                                                                      9,707,474
                                                                                                                ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  OIL & GAS EXPLORATION & PRODUCTION -- 0.5%
$      1,700,000  Murphy Oil Corp.................................................     6.88%        08/15/24    $     1,795,560
       1,000,000  Rice Energy, Inc................................................     7.25%        05/01/23          1,065,000
       2,250,000  Sanchez Energy Corp.............................................     7.75%        06/15/21          2,103,750
         125,000  Sanchez Energy Corp.............................................     6.13%        01/15/23            107,500
         766,000  Tallgrass Energy Partners LP / Tallgrass Energy Finance
                     Corp. (a)....................................................     5.50%        09/15/24            764,085
                                                                                                                ---------------
                                                                                                                      5,835,895
                                                                                                                ---------------
                  OIL & GAS REFINING & MARKETING -- 0.0%
         250,000  CITGO Petroleum Corp. (a).......................................     6.25%        08/15/22            256,875
                                                                                                                ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 0.7%
       1,885,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................     6.00%        12/15/20          1,925,056
       2,875,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp. (b)............................................     6.13%        03/01/22          2,954,063
         100,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................     6.25%        04/01/23            101,750
       1,750,000  Holly Energy Partners LP / Holly Energy Finance Corp. (b).......     6.50%        03/01/20          1,806,875
         625,000  Holly Energy Partners LP / Holly Energy Finance Corp. (a).......     6.00%        08/01/24            653,125
         312,000  Summit Midstream Holdings LLC / Summit Midstream
                     Finance Corp.................................................     5.50%        08/15/22            304,200
         196,000  Tesoro Logistics LP / Tesoro Logistics Finance Corp.............     5.88%        10/01/20            201,145
                                                                                                                ---------------
                                                                                                                      7,946,214
                                                                                                                ---------------
                  PACKAGED FOODS & MEATS -- 1.1%
       1,600,000  Pilgrim's Pride Corp. (a).......................................     5.75%        03/15/25          1,644,000
       3,125,000  Post Holdings, Inc. (a).........................................     6.75%        12/01/21          3,351,562
         800,000  Post Holdings, Inc. (a).........................................     6.00%        12/15/22            847,000
       1,250,000  Post Holdings, Inc. (a).........................................     7.75%        03/15/24          1,387,750
       1,708,000  Post Holdings, Inc. (a).........................................     8.00%        07/15/25          1,955,660
       1,650,000  Post Holdings, Inc. (a).........................................     5.00%        08/15/26          1,604,625
       1,000,000  TreeHouse Foods, Inc. (a).......................................     6.00%        02/15/24          1,079,000
                                                                                                                ---------------
                                                                                                                     11,869,597
                                                                                                                ---------------
                  PAPER PACKAGING -- 0.8%
       7,552,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu (a).................................     7.00%        07/15/24          8,085,360
                                                                                                                ---------------
                  PHARMACEUTICALS -- 0.9%
       5,200,000  Endo Finance LLC (a)............................................     5.75%        01/15/22          4,706,000
       2,000,000  Endo Finance LLC / Endo Finco, Inc. (a) (b).....................     7.25%        01/15/22          1,905,000
       2,000,000  Endo Finance LLC / Endo Finco, Inc. (a).........................     5.38%        01/15/23          1,710,000
         800,000  Quintiles IMS, Inc. (a).........................................     5.00%        10/15/26            829,000
                                                                                                                ---------------
                                                                                                                      9,150,000
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.1%
         625,000  Nielsen Finance LLC / Nielsen Finance Co. (a)...................     5.00%        04/15/22            639,844
                                                                                                                ---------------
                  RESTAURANTS -- 0.5%
         661,000  Brinker International, Inc. (a).................................     5.00%        10/01/24            674,220
       4,949,000  Landry's, Inc. (a)..............................................     6.75%        10/15/24          5,060,353
                                                                                                                ---------------
                                                                                                                      5,734,573
                                                                                                                ---------------
                  SEMICONDUCTORS -- 0.5%
       1,350,000  Micron Technology, Inc. (a).....................................     7.50%        09/15/23          1,493,438
       3,450,000  Western Digital Corp. (a).......................................     7.38%        04/01/23          3,782,063
                                                                                                                ---------------
                                                                                                                      5,275,501
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  SPECIALIZED CONSUMER SERVICES -- 0.2%
$      2,000,000  Aramark Services, Inc. (a)......................................     4.75%        06/01/26    $     2,005,000
                                                                                                                ---------------
                  SPECIALIZED REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.1%
         400,000  GEO Group (The), Inc............................................     5.88%        01/15/22            379,000
         750,000  GEO Group (The), Inc............................................     5.88%        10/15/24            654,375
                                                                                                                ---------------
                                                                                                                      1,033,375
                                                                                                                ---------------
                  SPECIALTY CHEMICALS -- 0.1%
         300,000  OMNOVA Solutions, Inc...........................................     7.88%        11/01/18            300,000
         900,000  Valvoline, Inc. (a).............................................     5.50%        07/15/24            951,750
                                                                                                                ---------------
                                                                                                                      1,251,750
                                                                                                                ---------------
                  SPECIALTY STORES -- 0.7%
       7,575,000  PetSmart, Inc. (a) (b)..........................................     7.13%        03/15/23          7,944,281
                                                                                                                ---------------
                  SYSTEMS SOFTWARE -- 0.4%
         975,000  BMC Software Finance, Inc. (a) (b)..............................     8.13%        07/15/21            897,000
       2,928,000  BMC Software, Inc...............................................     7.25%        06/01/18          2,928,000
                                                                                                                ---------------
                                                                                                                      3,825,000
                                                                                                                ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.8%
       1,850,000  Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (a)...........     5.88%        06/15/21          1,950,572
      12,850,000  Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (a)...........     7.13%        06/15/24         14,087,840
       3,000,000  Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (a)...........     6.02%        06/15/26          3,276,077
                                                                                                                ---------------
                                                                                                                     19,314,489
                                                                                                                ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.9%
       1,500,000  Ashtead Capital, Inc. (a) (b)...................................     6.50%        07/15/22          1,580,625
       1,078,000  BlueLine Rental Finance Corp. (a)...............................     7.00%        02/01/19            945,945
         850,000  United Rentals North America, Inc. (b)..........................     7.63%        04/15/22            908,123
       5,000,000  United Rentals North America, Inc...............................     5.75%        11/15/24          5,212,500
         250,000  United Rentals North America, Inc...............................     5.50%        07/15/25            254,063
         339,000  United Rentals North America, Inc...............................     5.50%        05/15/27            337,729
                                                                                                                ---------------
                                                                                                                      9,238,985
                                                                                                                ---------------
                  TRUCKING -- 0.1%
         300,000  Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (a)......     5.13%        06/01/22            295,125
         875,000  Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (b)......     5.50%        04/01/23            869,531
         250,000  Hertz (The) Corp................................................     7.38%        01/15/21            258,125
         100,000  Hertz (The) Corp. (a)...........................................     5.50%        10/15/24             97,340
                                                                                                                ---------------
                                                                                                                      1,520,121
                                                                                                                ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
       1,680,000  SBA Communications Corp. (a)....................................     4.88%        09/01/24          1,684,200
       4,000,000  Sprint Capital Corp.............................................     6.90%        05/01/19          4,220,000
       2,750,000  Sprint Communications, Inc. (a).................................     9.00%        11/15/18          3,031,875
       2,250,000  Sprint Communications, Inc. (b).................................     7.00%        08/15/20          2,345,625
         150,000  T-Mobile USA, Inc...............................................     6.00%        03/01/23            158,250
       2,500,000  T-Mobile USA, Inc...............................................     6.63%        04/01/23          2,662,950
       2,000,000  T-Mobile USA, Inc...............................................     6.84%        04/28/23          2,141,000
                                                                                                                ---------------
                                                                                                                     16,243,900
                                                                                                                ---------------
                  TOTAL CORPORATE BONDS.......................................................................      510,657,703
                  (Cost $506,647,483)                                                                           ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
FOREIGN CORPORATE BONDS -- 14.1%

                  AEROSPACE & DEFENSE -- 0.2%
$      2,000,000  Bombardier, Inc. (a)............................................     7.75%        03/15/20    $     2,040,000
                                                                                                                ---------------
                  ALTERNATIVE CARRIERS -- 0.2%
       1,200,000  Intelsat Luxembourg SA..........................................     6.75%        06/01/18            828,000
       2,650,000  Intelsat Luxembourg SA (b)......................................     7.75%        06/01/21            874,500
                                                                                                                ---------------
                                                                                                                      1,702,500
                                                                                                                ---------------
                  ALUMINUM -- 0.0%
         250,000  Alcoa Nederland Holding BV (a)..................................     7.00%        09/30/26            258,075
                                                                                                                ---------------
                  AUTOMOBILE MANUFACTURERS -- 0.4%
       4,000,000  Fiat Chrysler Automobiles NV....................................     5.25%        04/15/23          4,095,000
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 1.6%
         250,000  Allegion PLC....................................................     5.88%        09/15/23            270,625
       6,880,000  Cemex SAB de C.V. (a)...........................................     7.25%        01/15/21          7,411,136
       7,000,000  Cemex SAB de C.V. (a)...........................................     7.75%        04/16/26          7,861,700
       1,100,000  Masonite International Corp. (a)................................     5.63%        03/15/23          1,144,000
                                                                                                                ---------------
                                                                                                                     16,687,461
                                                                                                                ---------------
                  CABLE & SATELLITE -- 2.0%
       2,000,000  Virgin Media Finance PLC (a)....................................     6.38%        04/15/23          2,050,000
       2,480,000  Virgin Media Finance PLC (a)....................................     6.00%        10/15/24          2,526,500
       1,654,000  Virgin Media Finance PLC (a)....................................     5.75%        01/15/25          1,643,663
       3,073,000  Virgin Media Secured Finance PLC (a)............................     5.50%        08/15/26          3,107,571
       5,074,000  Ziggo Bond Finance BV (a).......................................     6.00%        01/15/27          4,994,719
       7,750,000  Ziggo Secured Finance BV (a)....................................     5.50%        01/15/27          7,672,500
                                                                                                                ---------------
                                                                                                                     21,994,953
                                                                                                                ---------------
                  CASINOS & GAMING -- 1.2%
         250,000  International Game Technology PLC (a)...........................     5.63%        02/15/20            265,938
       3,329,000  International Game Technology PLC (a)...........................     6.25%        02/15/22          3,545,385
       6,000,000  MCE Finance Ltd. (a)............................................     5.00%        02/15/21          6,022,043
       3,240,000  Wynn Macau Ltd. (a).............................................     5.25%        10/15/21          3,267,508
                                                                                                                ---------------
                                                                                                                     13,100,874
                                                                                                                ---------------
                  CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.2%
       1,700,000  CNH Industrial NV...............................................     4.50%        08/15/23          1,712,750
                                                                                                                ---------------
                  DIVERSIFIED CHEMICALS -- 0.0%
         250,000  INEOS Group Holdings SA (a).....................................     5.88%        02/15/19            255,625
                                                                                                                ---------------
                  HEALTH CARE SUPPLIES -- 0.0%
         400,000  ConvaTec Healthcare E SA (a) (b)................................     10.50%       12/15/18            404,500
                                                                                                                ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 2.2%
      22,750,000  SFR Group SA (a) (b)............................................     6.00%        05/15/22         23,411,342
                                                                                                                ---------------
                  INTERNET SOFTWARE & SERVICES -- 0.3%
       2,507,000  Open Text Corp. (a).............................................     5.63%        01/15/23          2,608,834
       1,000,000  Open Text Corp. (a).............................................     5.88%        06/01/26          1,067,500
                                                                                                                ---------------
                                                                                                                      3,676,334
                                                                                                                ---------------
                  METAL & GLASS CONTAINERS -- 1.1%
       1,188,177  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (a) (b).................................................     7.00%        11/15/20          1,229,763
       6,250,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (a).....................................................     6.75%        01/31/21          6,468,750


                        See Notes to Financial Statements                Page 15

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                                 RATE        MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  METAL & GLASS CONTAINERS (CONTINUED)
$      4,300,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (a).....................................................     7.25%        05/15/24    $     4,558,000
                                                                                                                ---------------
                                                                                                                     12,256,513
                                                                                                                ---------------
                  PACKAGED FOODS & MEATS -- 0.8%
       1,250,000  FAGE International SA/ FAGE USA Dairy Industry, Inc. (a)........     5.63%        08/15/26          1,293,750
       2,650,000  JBS USA LUX SA / JBS USA Finance, Inc. (a)......................     7.25%        06/01/21          2,729,500
       4,831,000  JBS USA LUX SA / JBS USA Finance, Inc. (a) (b)..................     5.88%        07/15/24          4,879,310
                                                                                                                ---------------
                                                                                                                      8,902,560
                                                                                                                ---------------
                  PAPER PACKAGING -- 0.1%
       1,000,000  Cascades, Inc. (a)..............................................     5.50%        07/15/22          1,025,630
                                                                                                                ---------------
                  PHARMACEUTICALS -- 3.1%
       4,084,000  Capsugel SA (a) (b) (c).........................................     7.00%        05/15/19          4,086,042
         970,000  Concordia International Corp. (a)...............................     9.00%        04/01/22            949,388
       5,080,000  Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. (a).............     6.00%        07/15/23          4,445,000
       3,585,000  Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. (a).............     6.00%        02/01/25          3,038,288
         500,000  Grifols Worldwide Operations Ltd................................     5.25%        04/01/22            523,750
       4,000,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (a)......................................................     5.75%        08/01/22          3,810,000
       1,000,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (a)......................................................     5.63%        10/15/23            945,000
       1,750,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (a)......................................................     5.50%        04/15/25          1,627,500
      11,500,000  Valeant Pharmaceuticals International, Inc. (a).................     6.75%        08/15/18         11,281,499
       2,040,000  Valeant Pharmaceuticals International, Inc. (a).................     5.38%        03/15/20          1,774,800
       1,000,000  Valeant Pharmaceuticals International, Inc. (a).................     7.50%        07/15/21            893,750
                                                                                                                ---------------
                                                                                                                     33,375,017
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.1%
         825,000  Nielsen Co. Luxembourg S.A.R.L. (The) (a).......................     5.50%        10/01/21            861,094
                                                                                                                ---------------
                  RESTAURANTS -- 0.3%
       3,000,000  1011778 B.C. ULC / New Red Finance, Inc. (a) (b)................     6.00%        04/01/22          3,142,500
                                                                                                                ---------------
                  SECURITY & ALARM SERVICES -- 0.3%
       1,000,000  Garda World Security Corp. (a)..................................     7.25%        11/15/21            960,000
       2,500,000  Garda World Security Corp. (a) (b)..............................     7.25%        11/15/21          2,400,000
                                                                                                                ---------------
                                                                                                                      3,360,000
                                                                                                                ---------------
                  TOTAL FOREIGN CORPORATE BONDS...............................................................      152,262,728
                  (Cost $153,328,338)                                                                           ---------------


   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (d)    MATURITY (e)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 35.0%

                  AEROSPACE & DEFENSE -- 0.1%
         981,433  TransDigm, Inc., Term Loan F - Extended.........................     3.75%        06/09/23            977,145
                                                                                                                ---------------
                  APPAREL RETAIL -- 0.1%
       1,383,721  Neiman Marcus Group (The), Inc., Other Term Loan................     4.25%        10/25/20          1,271,294
                                                                                                                ---------------
                  APPLICATION SOFTWARE -- 0.9%
       2,735,931  Epicor Software Corp., Term B Loan..............................     4.75%        06/01/22          2,702,580
         917,878  Infor (US), Inc., Tranche B-5 Term Loan.........................     3.75%        06/03/20            914,932
         406,154  Informatica Corp. (Ithacalux S.A.R.L.), Dollar Term Loan........     4.50%        08/05/22            398,465


Page 16                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (d)    MATURITY (e)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  APPLICATION SOFTWARE (CONTINUED)
$        468,687  JDA Software Group (RP Crown Parent, Inc.), Term Loan B.........     4.50%        09/21/23    $       468,354
       5,232,000  Kronos, Inc., 1st Lien Term Loan................................     5.00%        11/01/23          5,252,823
         263,196  Triple Point Technologies, Inc., Term Loan......................     5.25%        07/10/20            234,903
                                                                                                                ---------------
                                                                                                                      9,972,057
                                                                                                                ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS -- 0.1%
       1,183,562  Victory Capital Holdings (VCH Holdings LLC), Initial
                     Term Loan....................................................     8.50%        10/29/21          1,168,471
                                                                                                                ---------------
                  BROADCASTING -- 0.4%
          42,545  Nexstar Broadcasting, Inc., Mission Term Loan...................     3.88%        10/31/23             42,705
         477,455  Nexstar Broadcasting, Inc., Nexstar Term Loan...................     3.88%        10/31/23            479,245
       3,302,897  Tribune Media Co., Term B Loan..................................     3.75%        12/27/20          3,318,585
                                                                                                                ---------------
                                                                                                                      3,840,535
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 0.0%
         486,891  Jeld-Wen, Inc., Term Loan B.....................................     4.75%        07/01/22            489,730
                                                                                                                ---------------
                  CABLE & SATELLITE -- 0.4%
       4,605,263  Cablevision Systems Corp. (CSC Holdings, Inc.),
                     Term Loan B..................................................     3.75%        10/11/24          4,619,641
                                                                                                                ---------------
                  CASINOS & GAMING -- 4.1%
       3,118,500  Amaya Holdings B.V., 2nd Lien Term Loan.........................     8.00%        07/31/22          3,102,908
      14,440,264  Amaya Holdings B.V., Initial Term B Loan (First Lien)...........     5.00%        08/01/21         14,419,904
       4,250,000  Caesars Entertainment Resort Properties LLC, Term B Loan........     7.00%        10/11/20          4,271,250
      13,595,045  Caesars Growth Partners LLC, Term B Loan (First Lien)...........     6.25%        05/08/21         13,572,341
       8,643,993  CityCenter Holdings LLC, Term B Loan............................     4.25%        10/16/20          8,689,028
                                                                                                                ---------------
                                                                                                                     44,055,431
                                                                                                                ---------------
                  CONSUMER FINANCE -- 0.0%
         490,224  Walter Investment Management Corp., Tranche B Term Loan.........     4.75%        12/18/20            458,360
                                                                                                                ---------------
                  DIVERSIFIED SUPPORT SERVICES -- 0.6%
       6,016,667  Brickman Group Holdings, Inc., Second Lien Term Loan............     7.50%        12/18/21          5,995,969
                                                                                                                ---------------
                  ELECTRIC UTILITIES -- 1.8%
         379,747  Energy Future Intermediate Holding Co., DIP Term Loan...........     4.25%        06/30/17            381,725
      15,767,014  TEX Operations Co. LLC, Exit Term Loan B (f)....................     5.00%        08/04/23         15,904,976
       3,595,986  TEX Operations Co. LLC, Exit Term Loan C (f)....................     5.00%        08/04/23          3,627,451
                                                                                                                ---------------
                                                                                                                     19,914,152
                                                                                                                ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.0%
         147,375  PSSI (Packers Holdings LLC), Term Loan..........................     4.75%        12/02/21            147,743
                                                                                                                ---------------
                  FOOD RETAIL -- 1.2%
       9,844,559  Albertsons LLC, New Term Loan B4................................     4.50%        08/25/21          9,914,259
         997,500  Albertsons LLC, New Term Loan B5................................     4.75%        12/21/22          1,007,365
       2,331,856  Albertsons LLC, Term Loan B6....................................     4.75%        06/22/23          2,356,154
                                                                                                                ---------------
                                                                                                                     13,277,778
                                                                                                                ---------------
                  HEALTH CARE EQUIPMENT -- 0.5%
       1,994,949  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                     Term Loan....................................................     4.25%        06/08/20          1,972,506
       2,997,494  Kinetic Concepts, Inc., Term Loan F.............................     5.00%        11/01/20          3,018,116
                                                                                                                ---------------
                                                                                                                      4,990,622
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (d)    MATURITY (e)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE FACILITIES -- 1.5%
$        271,034  Acadia Healthcare Co., Inc., Term Loan B1.......................     3.75%        02/11/22    $       271,034
         992,500  Acadia Healthcare Co., Inc., Term Loan B2.......................     3.75%        02/15/23            995,398
       3,949,749  Kindred Healthcare, Inc., New Term Loan.........................     4.25%        04/09/21          3,946,471
       2,000,000  Select Medical Corp., Series E Tranche B Term Loan..............     6.00%        06/01/18          2,003,760
       8,808,945  Select Medical Corp., Term Loan F...............................  6.00% - 7.50%   02/28/21          8,845,679
                                                                                                                ---------------
                                                                                                                     16,062,342
                                                                                                                ---------------
                  HEALTH CARE SERVICES -- 2.2%
         787,355  21st Century Oncology, Inc., Tranche B Term Loan................     7.13%        04/30/22            724,367
       1,239,362  Air Medical Group Holdings, Inc., Initial Term Loan.............     4.25%        04/28/22          1,227,750
         598,500  Air Medical Group Holdings, Inc., 2016 New Term Loan............     5.00%        04/28/22            602,989
          98,958  AMAG Pharmaceuticals, Inc., Initial Term Loan...................     4.75%        08/17/21             98,958
       1,983,713  CareCore National LLC, Term Loan................................     5.50%        03/05/21          1,948,998
         696,500  CHG Healthcare Services, Inc., Term Loan B......................     4.75%        06/07/23            701,550
       2,955,000  Curo Health Services Holdings, Inc., Term B Loan
                     (First Lien).................................................     6.50%        02/07/22          2,961,145
         992,500  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                     Tranche B-2 Term Loan........................................     4.50%        10/28/22            995,607
         200,000  ExamWorks Group, Inc., Term Loan B..............................     4.75%        07/27/23            201,166
       3,496,562  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                     (First Lien).................................................     5.25%        07/01/21          2,744,801
       3,254,696  Surgery Centers Holdings, Inc., Term Loan B.....................     4.75%        11/03/20          3,262,832
       8,911,211  U.S. Renal Care, Inc., Term Loan B..............................     5.25%        12/30/22          8,524,107
                                                                                                                ---------------
                                                                                                                     23,994,270
                                                                                                                ---------------
                  HYPERMARKETS & SUPER CENTERS -- 1.4%
      14,511,285  BJ's Wholesale Club, Inc., 2013 (November) Replacement
                     Loan (Second Lien)...........................................     8.50%        03/26/20         14,547,564
         994,779  BJ's Wholesale Club, Inc., New 2013 (November) Replacement
                     Loan (First Lien)............................................     4.50%        09/26/19            995,714
                                                                                                                ---------------
                                                                                                                     15,543,278
                                                                                                                ---------------
                  INDUSTRIAL CONGLOMERATES -- 0.3%
       2,916,926  Gardner Denver, Inc., Initial Dollar Term Loan..................     4.25%        07/30/20          2,828,747
                                                                                                                ---------------
                  INSURANCE BROKERS -- 0.4%
       1,500,000  Amwins Group LLC, Term Loan (2nd Lien)..........................     9.50%        09/06/20          1,515,945
       2,500,000  Confie Seguros Holding II Co., Term Loan B......................     5.75%        04/19/22          2,470,825
                                                                                                                ---------------
                                                                                                                      3,986,770
                                                                                                                ---------------
                  LEISURE FACILITIES -- 0.1%
         329,358  Life Time Fitness, Inc., Closing Date Term Loan.................     4.25%        06/10/22            329,101
         960,276  Planet Fitness Holdings LLC, Term Loan..........................     4.50%        03/31/21            960,276
                                                                                                                ---------------
                                                                                                                      1,289,377
                                                                                                                ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.8%
         989,717  Immucor, Inc., Term B-2 Loan....................................     5.00%        08/19/18            965,964
       5,833,333  inVentiv Health, Inc., Term Loan B..............................     4.75%        11/09/23          5,830,183
       1,964,824  Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.),
                     Initial Term Loan............................................     4.75%        06/30/21          1,917,334
                                                                                                                ---------------
                                                                                                                      8,713,481
                                                                                                                ---------------
                  MANAGED HEALTH CARE -- 0.0%
         459,251  MultiPlan, Inc. (MPH Acquisition Holdings LLC), Term
                     Loan B.......................................................     5.00%        06/15/23            463,986
                                                                                                                ---------------


Page 18                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (d)    MATURITY (e)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  MOVIES & ENTERTAINMENT -- 0.2%
$        786,050  Creative Artists Agency LLC (CAA Holdings LLC), Term
                     Loan B.......................................................     5.00%        12/17/21    $       790,963
       1,464,182  WME IMG Worldwide, Inc., Term Loan (First Lien).................     5.25%        05/06/21          1,470,405
                                                                                                                ---------------
                                                                                                                      2,261,368
                                                                                                                ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.0%
       1,027,778  American Energy Marcellus Holdings LLC (Ascent Resources -
                     Marcellus LLC), Initial Loan (Second Lien)...................     8.50%        08/04/21             91,215
                                                                                                                ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 0.1%
       1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien)...........     8.38%        09/30/20            587,500
                                                                                                                ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.3%
         904,618  First Data Corp., 2021C New Dollar Term Loan....................     3.52%        03/24/21            908,236
       2,000,000  First Data Corp., New 2022 Dollar Term Loan.....................     4.27%        07/10/22          2,013,760
                                                                                                                ---------------
                                                                                                                      2,921,996
                                                                                                                ---------------
                  PACKAGED FOODS & MEATS -- 3.4%
      11,850,000  Amplify Snack Brands, Inc., Term Loan B.........................     6.50%        08/31/23         11,809,236
       4,806,010  New HB Acquisition LLC, Term B Loan (First Lien)................     4.50%        08/03/22          4,837,537
      19,503,813  New HB Acquisition LLC, Term B Loan (Second Lien)...............     8.50%        08/03/23         19,613,619
                                                                                                                ---------------
                                                                                                                     36,260,392
                                                                                                                ---------------
                  PAPER PACKAGING -- 0.3%
       2,772,312  Reynolds Group Holdings, Inc., 2016 US Term Loans...............     4.25%        02/05/23          2,778,495
                                                                                                                ---------------
                  PHARMACEUTICALS -- 3.4%
      15,972,719  Concordia Healthcare Corp., Initial Dollar Term Loan............     5.25%        10/21/21         14,286,959
       5,400,000  Horizon Pharma, Inc., Incremental Term Loan.....................     5.50%        05/07/21          5,406,750
       3,390,037  Horizon Pharma, Inc., Term Loan B...............................     4.50%        04/30/21          3,390,037
         498,724  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial Dollar
                     Term Loan....................................................     4.25%        03/11/21            498,934
      13,502,210  Valeant Pharmaceuticals International, Inc., Series F-1
                     Tranche B Term Loan..........................................     5.50%        04/01/22         13,451,576
                                                                                                                ---------------
                                                                                                                     37,034,256
                                                                                                                ---------------
                  PROPERTY & CASUALTY INSURANCE -- 0.1%
         600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                     (Second Lien)................................................     6.75%        02/28/22            594,750
                                                                                                                ---------------
                  REAL ESTATE SERVICES -- 0.7%
       7,145,162  DTZ Worldwide Ltd., 2015-1 Additional Term Loan.................     4.25%        11/04/21          7,124,298
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 1.8%
      12,684,308  Acosta, Inc., Term Loan B.......................................     4.25%        09/26/21         12,189,620
       7,153,270  Advantage Sales & Marketing, Inc., Initial Term Loan
                     (First Lien).................................................     4.25%        07/23/21          7,078,733
                                                                                                                ---------------
                                                                                                                     19,268,353
                                                                                                                ---------------
                  RESTAURANTS -- 1.3%
         757,236  Focus Brands, Inc., Term Loan...................................     5.00%        10/05/23            765,127
         720,000  Landry's Restaurants, Inc., Term Loan B.........................     4.00%        09/19/23            723,902
       1,685,000  Portillo's Holdings LLC, Second Lien Term Loan..................     9.00%        08/15/22          1,676,575
       8,191,765  Portillo's Holdings LLC, Term B Loan (First Lien)...............     5.50%        08/02/21          8,125,247
       2,414,911  Red Lobster Management LLC, Initial Term Loan (First Lien)......     6.25%        07/28/21          2,423,967
                                                                                                                ---------------
                                                                                                                     13,714,818
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 19

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (d)    MATURITY (e)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  RETAIL REITS (EQUITY REAL ESTATE INVESTMENT TRUSTS) -- 0.2%
$      2,250,000  Capital Automotive LLC, Term Loan (Second Lien).................     6.00%        04/30/20    $     2,261,250
                                                                                                                ---------------
                  SEMICONDUCTORS -- 0.8%
       8,964,513  Micron Technology, Inc., Term Loan B............................     4.29%        04/26/22          9,014,983
                                                                                                                ---------------
                  SOFT DRINKS -- 1.2%
      13,007,864  Keurig Green Mountain, Inc. (Maple Holdings Acquisition
                     Corp.), Term B USD Loan......................................     5.25%        03/03/23         13,167,210
                                                                                                                ---------------
                  SPECIALIZED CONSUMER SERVICES -- 1.5%
         703,543  Asurion LLC, Incremental Tranche B-1 Term Loan..................     5.00%        05/24/19            703,670
       4,472,034  Asurion LLC, Incremental Tranche B-4 Term Loan..................     5.00%        08/04/22          4,491,622
       8,205,882  Asurion LLC, Term Loan (Second Lien)............................     8.50%        03/03/21          8,263,980
       2,440,338  Asurion LLC, Term Loan B5.......................................     4.75%        11/03/23          2,428,136
                                                                                                                ---------------
                                                                                                                     15,887,408
                                                                                                                ---------------
                  SPECIALTY STORES -- 0.7%
         256,757  Coinstar, Inc., Term Loan B.....................................     5.25%        09/27/23            259,111
       2,424,885  PetSmart, Inc., Term Loan B.....................................     4.00%        03/10/22          2,429,639
       1,557,466  Toys "R" US-Delaware, Inc., Term B-2 Loan.......................     5.25%        05/25/18          1,461,417
       3,704,361  Toys "R" US-Delaware, Inc., Term B4 Loan........................     9.75%        04/25/20          3,382,563
                                                                                                                ---------------
                                                                                                                      7,532,730
                                                                                                                ---------------
                  SYSTEMS SOFTWARE -- 1.7%
       4,069,575  Applied Systems, Inc., Initial Term Loan (Second Lien)..........     7.50%        01/24/22          4,093,748
       4,782,609  Avast Software B.V. (Sybil Software LLC), Term Loan B...........     5.00%        09/30/22          4,825,652
       5,613,014  BMC Software Finance, Inc., Initial US Term Loan................     5.00%        09/10/20          5,523,542
       2,706,112  Compuware Corp., Term Loan B....................................     6.25%        12/31/19          2,712,038
         425,000  Rocket Software, Inc., Term Loan................................     5.25%        10/14/23            426,772
         420,000  Virtu Financial, Inc., Term Loan B..............................     4.25%        10/27/22            420,790
                                                                                                                ---------------
                                                                                                                     18,002,542
                                                                                                                ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.4%
       4,326,087  Vertiv, Inc. (Cortes NP Acquisition), Term Loan B...............     6.00%        11/30/23          4,299,049
                                                                                                                ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...................................................      376,863,792
                  (Cost $377,655,733)                                                                           ---------------


     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ---------------
RIGHTS -- 0.0%

                  ELECTRIC UTILITIES -- 0.0%
           1,737  TCEH Corp. (Texas Competitive Electric Holdings Co. LLC) (f) (g)............................            3,018
           2,702  TCEH Corp. (Texas Competitive Electric Holdings Co. LLC) Claim (f) (g) (h)..................                0
                                                                                                                ---------------
                  TOTAL RIGHTS................................................................................            3,018
                  (Cost $3,018)                                                                                 ---------------

MONEY MARKET FUNDS -- 5.9%

      63,266,063  Morgan Stanley Institutional Liquidity Fund - Treasury
                     Portfolio - Institutional Class - 0.22% (i)..............................................       63,266,063
                  (Cost $63,266,063)                                                                            ---------------

                  TOTAL INVESTMENTS -- 102.4%.................................................................    1,103,053,304
                  (Cost $1,100,900,635) (j)                                                                     ---------------


Page 20                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
U.S. GOVERNMENT NOTES SOLD SHORT -- (5.9%)

$    (17,000,000) United States Treasury Note.....................................     1.00%        03/15/18    $   (17,055,453)
      (3,650,000) United States Treasury Note.....................................     1.25%        11/30/18         (3,676,521)
      (4,775,000) United States Treasury Note.....................................     1.50%        10/31/19         (4,843,827)
      (2,000,000) United States Treasury Note.....................................     1.63%        12/31/19         (2,035,976)
        (500,000) United States Treasury Note.....................................     2.00%        11/30/20           (515,420)
        (700,000) United States Treasury Note.....................................     2.25%        04/30/21           (729,299)
     (15,750,000) United States Treasury Note.....................................     2.75%        11/15/23        (16,938,322)
      (5,000,000) United States Treasury Note.....................................     2.13%        05/15/25         (5,141,895)
      (1,000,000) United States Treasury Note.....................................     2.00%        08/15/25         (1,017,344)
     (11,000,000) United States Treasury Note.....................................     2.25%        11/15/25        (11,410,135)
                                                                                                                ---------------
                  TOTAL U.S. GOVERNMENT NOTES SOLD SHORT......................................................      (63,364,192)
                  (Proceeds $61,548,505)                                                                        ---------------

                  NET OTHER ASSETS AND LIABILITIES -- 3.5%....................................................       37,607,476
                                                                                                                ---------------
                  NET ASSETS -- 100.0%........................................................................  $ 1,077,296,588
                                                                                                                ===============

-----------------------------

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $385,307,478 or 35.8% of net assets.

(b) This security or a portion of this security is segregated as collateral for investments sold short.

(c) These notes are Senior Payment-In-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.00% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2016, this security paid all of its interest in cash.

(d) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(e) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(f) On October 3, 2016, Texas Competitive Electric Holdings (TCEH), completed their reorganization in the form of a tax free spin off from their parent company, Energy Future Holdings. As part of the reorganization, first lien claim holders received equity in a new entity, TCEH Corp., cash held by the new entity, tax receivable rights, and a beneficial interest in an unsecured claim up to the parent company, Energy Future Holdings.

(g)   Non-income producing security.

(h) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2016, securities noted as such amounted to $0 or 0.0% of net assets.

(i)   Interest rate shown reflects yield as of October 31, 2016.

(j) Aggregate cost for federal income tax purposes is $1,103,283,282. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,341,917 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,571,895.


                        See Notes to Financial Statements                Page 21

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2016          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Corporate Bonds*..................................   $   510,657,703   $            --   $   510,657,703   $            --
Foreign Corporate Bonds*..........................       152,262,728                --       152,262,728                --
Senior Floating-Rate Loan Interests*..............       376,863,792                --       376,863,792                --
Rights*...........................................             3,018                --             3,018                --**
Money Market Funds................................        63,266,063        63,266,063                --                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $ 1,103,053,304   $    63,266,063   $ 1,039,787,241   $            --**
                                                     ===============   ===============   ===============   ===============


                                                    LIABILITIES TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2016          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
U.S. Government Notes Sold Short..................   $   (63,364,192)  $            --   $   (63,364,192)  $            --
                                                     ===============   ===============   ===============   ===============

*  See Portfolio of Investments for industry breakout.
** Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.

Level 3 Rights that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. The Level 3 Rights values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


Page 22                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2016

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2015
   Senior Floating-Rate Loan Interests               $          842,527
   Rights                                                            --
Net Realized Gain (Loss):
   Senior Floating-Rate Loan Interests                            3,179
Change in Unrealized Appreciation / Depreciation:
   Senior Floating-Rate Loan Interests                            2,120
Purchases:
   Rights                                                            --*
Sales:
   Senior Floating-Rate Loan Interests                         (847,826)
Transfers In                                                         --
Transfers Out                                                        --
                                                     ------------------
ENDING BALANCE AT OCTOBER 31, 2016
   Senior Floating-Rate Loan Interests                               --
   Rights                                                            --*
                                                     ------------------
Total Level 3 holdings                               $               --*
                                                     ==================

* Investment is valued at $0.

There was no change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2016.


                        See Notes to Financial Statements                Page 23

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value.....................................................    $ 1,103,053,304
Restricted cash...........................................................         59,134,596
Receivables:
   Investment securities sold.............................................         10,458,383
   Interest...............................................................         12,519,731
   Capital shares sold....................................................          2,417,795
                                                                              ---------------
      Total Assets........................................................      1,187,583,809
                                                                              ---------------
LIABILITIES:
Investments sold short, at value (proceeds $61,548,505)...................         63,364,192
Due to custodian..........................................................            413,299
Payables:
   Investment securities purchased........................................         45,224,653
   Investment advisory fees...............................................            859,773
   Interest on investments sold short.....................................            424,410
   Margin interest expense................................................                894
                                                                              ---------------
      Total Liabilities...................................................        110,287,221
                                                                              ---------------
NET ASSETS................................................................    $ 1,077,296,588
                                                                              ===============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $ 1,086,575,919
Par value.................................................................            223,000
Accumulated net investment income (loss)..................................                 --
Accumulated net realized gain (loss) on investments and
   investments sold short.................................................         (9,839,313)
Net unrealized appreciation (depreciation) on investments and
   investments sold short.................................................            336,982
                                                                              ---------------
NET ASSETS................................................................    $ 1,077,296,588
                                                                              ===============
NET ASSET VALUE, per share................................................    $         48.31
                                                                              ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................         22,300,002
                                                                              ===============
Investments, at cost......................................................    $ 1,100,900,635
                                                                              ===============


Page 24                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest..................................................................    $    49,192,518
                                                                              ---------------
   Total investment income................................................         49,192,518
                                                                              ---------------
EXPENSES:
Investment advisory fees..................................................          7,599,976
Interest on investments sold short........................................          1,134,360
Margin interest expense...................................................            112,707
                                                                              ---------------
   Total expenses.........................................................          8,847,043
                                                                              ---------------
NET INVESTMENT INCOME (LOSS)..............................................         40,345,475
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................         (5,435,774)
   Investments sold short.................................................              1,638
                                                                              ---------------
   Net realized gain (loss)...............................................         (5,434,136)
                                                                              ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................         15,322,506
   Investments sold short.................................................           (929,559)
                                                                              ---------------
Net change in unrealized appreciation (depreciation)......................         14,392,947
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................          8,958,811
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $    49,304,286
                                                                              ===============


                        See Notes to Financial Statements                Page 25

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE YEAR         FOR THE YEAR
                                                                                   ENDED                ENDED
                                                                                10/31/2016           10/31/2015
                                                                              ---------------      ---------------
OPERATIONS:
   Net investment income (loss)...........................................    $    40,345,475      $    22,421,293
   Net realized gain (loss)...............................................         (5,434,136)            (465,756)
   Net increase from payment by the advisor...............................                 --               24,541
   Net change in unrealized appreciation (depreciation)...................         14,392,947          (13,012,099)
                                                                              ---------------      ---------------
   Net increase (decrease) in net assets resulting from operations........         49,304,286            8,967,979
                                                                              ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................        (41,910,270)         (23,871,521)
   Net realized gain......................................................                 --           (1,043,000)
   Return of capital......................................................         (2,821,485)            (332,485)
                                                                              ---------------      ---------------
   Total distributions to shareholders....................................        (44,731,755)         (25,247,006)
                                                                              ---------------      ---------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................        828,606,666          382,508,142
   Cost of shares redeemed................................................       (276,836,722)         (24,808,028)
                                                                              ---------------      ---------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................        551,769,944          357,700,114
                                                                              ---------------      ---------------
   Total increase (decrease) in net assets................................        556,342,475          341,421,087

NET ASSETS:
   Beginning of period....................................................        520,954,113          179,533,026
                                                                              ---------------      ---------------
   End of period..........................................................    $ 1,077,296,588      $   520,954,113
                                                                              ===============      ===============
   Accumulated net investment income (loss) at end of period..............    $            --      $            --
                                                                              ===============      ===============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................         10,700,002            3,500,002
   Shares sold............................................................         17,450,000            7,700,000
   Shares redeemed........................................................         (5,850,000)            (500,000)
                                                                              ---------------      ---------------
   Shares outstanding, end of period......................................         22,300,002           10,700,002
                                                                              ===============      ===============


Page 26                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ..........    $    49,304,286
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments............................................     (1,304,089,334)
      Borrowed investments sold short.....................................         11,049,044
      Cost to cover short positions.......................................        (14,382,437)
      Sales, maturities and paydowns of investments.......................        765,635,207
      Net amortization/accretion of premiums/discounts on investments
         and investments sold short.......................................            655,624
      Net realized gain/loss on investments and investments sold short....          5,434,136
      Net change in unrealized appreciation/depreciation on investments...        (15,322,506)
      Net change in unrealized appreciation/depreciation on investments
         sold short.......................................................            929,559
      Increase in restricted cash ........................................        (14,594,166)

CHANGES IN ASSETS AND LIABILITIES
      Increase in interest receivable.....................................         (4,733,288)
      Increase in interest payable on investments sold short..............             26,119
      Decrease in interest expense payable on investments sold short......             (4,222)
      Increase in investment advisory fees payable........................            461,900
                                                                              ---------------
CASH USED IN OPERATING ACTIVITIES.........................................                         $  (519,630,078)
                                                                                                   ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold...........................................        828,626,594
      Cost of shares redeemed.............................................       (276,836,722)
      Distributions to shareholders from net investment income............        (41,910,270)
      Distributions to shareholders from return of capital................         (2,821,485)
                                                                              ---------------
CASH PROVIDED BY FINANCING ACTIVITIES.....................................                             507,058,117
                                                                                                   ---------------
Decrease in cash..........................................................                             (12,571,961)
Cash at beginning of period...............................................                              12,158,662
                                                                                                   ---------------
CASH AT END OF PERIOD.....................................................                         $      (413,299)
                                                                                                   ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest..................................                         $       116,929
                                                                                                   ===============


                        See Notes to Financial Statements                Page 27

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                  FOR THE PERIOD
                                                                           YEAR ENDED OCTOBER 31,                  2/25/2013 (a)
                                                             --------------------------------------------------       THROUGH
                                                                  2016             2015              2014           10/31/2013
                                                             --------------   ---------------   ---------------   ---------------
Net asset value, beginning of period                           $    48.69       $     51.30       $     51.16       $     50.00
                                                               ----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         2.41              2.64              2.58              1.93
Net realized and unrealized gain (loss)                             (0.14)            (2.23) (b)         0.29              1.38
                                                               ----------       -----------       -----------       -----------
Total from investment operations                                     2.27              0.41              2.87              3.31
                                                               ----------       -----------       -----------       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                               (2.48)            (2.84)            (2.73)            (2.15)
Net realized gain                                                      --             (0.14)               --                --
Return of capital                                                   (0.17)            (0.04)               --                --
                                                               ----------       -----------       -----------       -----------
Total distributions                                                 (2.65)            (3.02)            (2.73)            (2.15)
                                                               ----------       -----------       -----------       -----------
Net asset value, end of period                                 $    48.31       $     48.69       $     51.30       $     51.16
                                                               ==========       ===========       ===========       ===========
TOTAL RETURN (c)                                                     4.89%             0.80% (b)         5.72%             6.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $1,077,297       $   520,954       $   179,533       $    74,178
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                        1.11%             1.23%             1.29%             1.28% (d)
Ratio of total expenses to average net assets
   excluding interest expense                                        0.95%             0.95%             0.95%             0.95% (d)
Ratio of net investment income (loss) to average
   net assets                                                        5.04%             5.49%             5.02%             5.10% (d)
Portfolio turnover rate (e)                                            45%               34%               54%               52%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) The Fund received a payment from the advisor in the amount of $24,541 in connection with a trade error. The payment from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 28                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), which trades under the ticker "HYLS" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The primary investment objective of the Fund is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in high yield debt securities that are, under normal market conditions, rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" bonds. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that the Advisor believes in the aggregate to have the potential to outperform the Fund's benchmark, the BofA Merrill Lynch US High Yield Constrained Index (the "Index"). The Fund will take short positions in securities that the Advisor believes will decline or in the aggregate will underperform the Index. The Fund's long positions may total up to 130% of the Fund's net assets. The Fund's short positions will range between 0% and 30% of the Fund's net assets. Under normal market conditions, the Fund takes short positions in U.S. Treasury securities and/or corporate debt obligations, which may be rated investment grade or rated or deemed to be high-yield securities. The Fund may also, under normal market conditions, invest up to 30% of its net assets (plus the amount of any borrowing for investment purposes) in U.S. exchange-traded options on futures contracts and U.S. exchange-traded futures contracts. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2016

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      The Senior Floating-Rate Loan Interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2016

      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery, or forward purchase commitments as of October 31, 2016.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.


                                                                         Page 31


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2016

The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At October 31, 2016, the Fund had $59,134,596 in restricted cash associated with investments sold short and $63,364,192 of investments sold short as shown on the Statement of Asset and Liabilities. Interest is charged on these balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Overnight Bank Funding Rate less 40 basis points. On September 1, 2016, the Overnight Bank Funding Rate replaced the Federal Funds Rate. At October 31, 2016, the Fund had a debit margin balance with an interest rate of 1.16%. For the fiscal year ended October 31, 2016, margin interest expense was $112,707, which is shown in "Margin interest expense" on the Statement of Operations. For the fiscal year ended October 31, 2016, the average margin balance and interest rates were $10,320,888 and 1.09%, respectively.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of October 31, 2016.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

Distributions paid from:                              2016             2015
Ordinary income..............................    $   41,910,270   $   24,914,521
Capital gain.................................                --               --
Return of capital............................         2,821,485          332,485

As of October 31, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income................    $          --
Accumulated capital and other gain (loss)....        (7,446,666)
Net unrealized appreciation (depreciation)...        (2,055,665)

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. As of October 31, 2016, the Fund has non-expiring capital loss carryforwards of $7,446,666 for federal income tax purposes. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.


Page 32


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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2016

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:


           ACCUMULATED                ACCUMULATED
         NET INVESTMENT        NET REALIZED GAIN (LOSS)
          INCOME (LOSS)             ON INVESTMENTS             PAID-IN CAPITAL
        -----------------      -------------------------      -----------------
          $  1,564,795           $     (1,564,795)              $      --

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund's short positions in securities.

H. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016 the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.

During the year ended October 31, 2015, the Fund received a payment from the Advisor of $24,541 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2016

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, were $865,172,290 and $373,688,908, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $14,382,437 and $11,049,044, respectively.

For the fiscal year ended October 31, 2016, the Fund had no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with the First Trust Series Fund and First Trust Variable Insurance Trust, entered into a $135 million Credit Agreement ("Line of Credit") with BNYM, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that had access to the Line of Credit. Prior to November 10, 2015, the Line of Credit was $80 million. To the extent that the Fund accesses the Line of Credit, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2016.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2016

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2018.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On November 21, 2016, the Fund declared a distribution of $0.205 per share to shareholders of record on November 25, 2016, payable November 30, 2016.


                                                                         Page 35


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST TACTICAL HIGH YIELD
ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Tactical High Yield ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Tactical High Yield ETF as of October 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2016


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Distributions paid to the foreign shareholders between the period January 1, 2016 and October 31, 2016 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

For the taxable year ended October 31, 2016, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


        Dividends Received Deduction          Qualified Dividend Income
        ----------------------------          -------------------------
                   0.00%                                0.00%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

BANK LOANS RISK: An investment in bank loans subjects the Fund to credit risk, which is heightened for bank loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these Senior Loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments. Furthermore, increases in interest rates may result in greater volatility of Senior Loans and average duration may fluctuate with fluctuations in interest rates.

CALL RISK: If an issuer calls higher-yielding securities held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK: The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2016 (UNAUDITED)

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

COUNTERPARTY RISK: Certain Derivative Instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty's bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund's investments in the futures markets also introduce the risk that its futures commission merchant ("FCM") would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM's obligation to return margin posted in connection with the Fund's futures contracts.

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK: Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

DERIVATIVES RISK: The use of Derivative Instruments can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the Derivative Instruments. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

DISTRESSED SECURITIES RISK: The Fund may invest in Distressed Securities, including stressed, distressed and bankrupt issuers and debt obligations that are in default. In any investment involving Distressed Securities, there exists the risk that the transaction involving such securities will be unsuccessful. Distressed Securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Many Distressed Securities are illiquid or trade in low volumes and thus may be more difficult to value. Companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings are referred to herein as "Distressed Securities."

HIGH YIELD SECURITIES RISK: High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2016 (UNAUDITED)

In general, duration represents the expected percentage in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and meet redemptions.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect senior loans; however they are often unsecured and/or lower in the issuer's capital structure than senior loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SHORT SALE RISK: The Fund uses short sales for investment and risk management purposes, including when the Fund's advisor anticipates that the market price of securities will decline or in the aggregate will underperform the Index. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for relatively long periods of time. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2016 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Tactical High Yield ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds which were also exchange-traded funds ("ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2016 (UNAUDITED)

other fund (including ETFs) and non-fund clients. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the Fund's total (net) expense ratio (including expenses associated with short sales) was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board considered that the Fund's long/short strategy generates additional expenses from short sales that are not present for peer funds with long-only strategies. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average and the benchmark index for the one-year period ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2016 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Tactical High Yield ETF it manages (the "Fund") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2015, the amount of remuneration paid (or to be paid) by First Trust in respect of the Fund is $3,645,696. This figure is comprised of $483,326 paid (or to be paid) in fixed compensation and $3,162,370 paid (or to be paid) in variable compensation. There were a total of 13 beneficiaries of the remuneration described above. Those amounts include $135,632 paid (or to be paid) to senior management of First Trust and $3,510,064 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                       137        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation(Educational                   Transport Inc.
  Suite 400                                         Products and Services); President and                        (May 2003 to
Wheaton, IL 60187                                   Chief Executive Officer (June 2012 to                        May 2014)
D.O.B.: 03/54                                       September 2014), Servant Interactive LLC
                                                    (Educational Products and Services);
                                                    President and Chief Executive Officer
                                                    (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2016 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer, BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)
                                                                            (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012),
D.O.B.: 08/72                                                               Guggenheim Funds Investment Advisors, LLC/
                                                                            Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                                                 Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                    o Since Inception      Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                       Senior Vice President (September 2005 to July
  Suite 400                                          o Since Inception      2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to
120 E. Liberty Drive,                                                       Present), Vice President (August 2005 to
  Suite 400                                          o Since Inception      September 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                           First Trust Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

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


FIRST TRUST


First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Enhanced Short
Maturity ETF (FTSM)


Annual Report
For the Year Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 22
Statement of Operations...................................................... 23
Statements of Changes in Net Assets.......................................... 24
Financial Highlights......................................................... 25
Notes to Financial Statements................................................ 26
Report of Independent Registered Public Accounting Firm...................... 32
Additional Information....................................................... 33
Board of Trustees and Officers............................................... 38
Privacy Policy............................................................... 40

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Enhanced Short Maturity ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016

Dear Shareholders:

Thank you for your investment in First Trust Enhanced Short Maturity ETF.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

The investment objective of First Trust Enhanced Short Maturity ETF (the "Fund") is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds; and money market securities. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol "FTSM."

The Fund's investment advisor, First Trust Advisors L.P. (the "Advisor") selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund's holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                   ANNUAL AVERAGE           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                1 Year Ended     Inception (8/5/14)     Inception (8/5/14)
                                                                  10/31/16          to 10/31/16            to 10/31/16
FUND PERFORMANCE
NAV                                                                0.94%               0.62%                  1.39%
Market Price                                                       0.99%               0.61%                  1.38%

INDEX PERFORMANCE
BofA Merrill Lynch 0-1 Year U.S. Treasury Index                    0.54%               0.33%                  0.73%
--------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

--------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                  INVESTMENTS & CASH
--------------------------------------------------------
Commercial Paper                            35.09%
Corporate Bonds                             33.61
Foreign Corporate Bonds                     14.33
U.S. Government Agency Mortgage-
   Backed Securities                        10.02
Mortgage-Backed Securities                   6.28
Asset-Backed Securities                      0.43
U.S. Government Notes                        0.21
Cash                                         0.03
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY(1)                     INVESTMENTS & CASH
--------------------------------------------------------
Government                                  10.20%
AAA                                          4.05
AA+                                          1.01
AA                                           0.05
AA-                                          5.19
A+                                           5.14
A                                            8.20
A-                                           8.04
BBB+                                        12.05
BBB                                          5.27
BBB-                                         4.17
A-2 (Short-Term)                            19.83
A-3 (Short-Term)                            15.26
Not Rated                                    1.51
Cash                                         0.03
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                         INVESTMENTS
--------------------------------------------------------
Humana, Inc.                                 1.08%
Amgen, Inc.                                  0.86
Volkswagen Group of America
   Finance LLC                               0.86
Wyndham Worldwide Corp.                      0.86
Nabors Industries, Inc.                      0.86
Plains All American Pipeline, L.P.           0.86
Enterprise Products Operating LLC            0.86
UBS AG/Stanford CT, Global
   Medium-Term Note                          0.83
AT&T, Inc.                                   0.80
LB-UBS Commercial Mortgage
   Trust 2007-C7, Class A3                   0.80
                                           -------
     Total                                   8.67%
                                           =======

-----------------------------

(1) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                AUGUST 5, 2014 - OCTOBER 31, 2016

            First Trust Enhanced      BofA Merrill Lynch 0-1 Year
             Short Maturity ETF           U.S. Treasury Index
8/5/14            $10,000                       $10,000
10/31/14           10,016                        10,002
4/30/15            10,047                        10,011
10/31/15           10,045                        10,020
4/30/16            10,079                        10,045
10/31/16           10,138                        10,073

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 6, 2014 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                         NUMBER OF DAYS BID/ASK MIDPOINT          NUMBER OF DAYS BID/ASK MIDPOINT
                                  AT/ABOVE NAV                               BELOW NAV
                      -------------------------------------    -------------------------------------
                      0.00%-    0.50%-    1.00%-               0.00%-    0.50%-    1.00%-
FOR THE PERIOD        0.49%     0.99%     1.99%     >=2.00%    0.49%     0.99%     1.99%     >=2.00%
8/6/14 - 10/31/14       47         0         0          0        15         0         0          0
11/1/14 - 10/31/15      54         0         0          0       197         0         0          0
11/1/15 - 10/31/16     101         0         0          0       151         0         0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)


                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust Enhanced Short Maturity ETF (the "Fund" or "FTSM"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor or sub-advisor for seven mutual fund portfolios, ten exchange-traded trusts consisting of 114 series and 15 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

TODD LARSON, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JAMES SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER
ERIC MAISEL, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST ENHANCED SHORT MATURITY ETF

The Fund is an actively-managed exchange-traded fund. Its investment object is to seek current income, consistent with preservation of capital and daily liquidity.

MARKET RECAP

The early part of the reporting period was characterized by a great deal of uncertainty in the financial markets. Catalysts for the turmoil included marked deterioration in commodity and energy prices as well as apprehension over the future path of monetary policy after the Federal Reserve (the "Fed") raised rates by 0.25% last December. As it turned out, questions over weaker global growth, primarily in China, along with falling commodity prices, prevented the Fed from hiking rates further. By mid-February, the negative market sentiment shifted dramatically in a positive direction, aided in part by new stimulus measures introduced by the Bank of Japan ("BoJ") and the European Central Bank ("ECB"). This served to rally equity and commodity markets while also narrowing credit spreads.

The spread rally continued into the second quarter as fears about growth in China subsided and sentiment in the oil and basic materials markets steadily improved. However, as the May new issue calendar reached the highest monthly level on record, and as the Fed stepped up its hawkish rhetoric, the rally stalled and spreads widened modestly into June. The Fed did not raise rates in June after talking up the odds of a hike in weeks prior. We believe this was a catalyst for a rally in U.S. Treasuries leading up to the UK "Brexit" vote. The vote to leave the European Union was a surprise to many, which led to another bout of financial market turmoil. But cheaper equity and credit valuations were quickly seized upon by those seeing opportunity. In particular, foreign bond investors, pressured by low rates at home due to their central banks' monetary policies, directed investment toward U.S. bond markets where yields were higher outright as well as when swapped back to their local currency.

As the summer went on, volatility seemed to go on vacation along with many market participants. But this did not mean markets were not changing. Money market fund reform was the leading story in short-maturity markets and it gathered momentum in the closing months of the reporting period. The much discussed reforms to SEC rule 2a-7 regarding money market funds went into effect on October 14, 2016. The pre-reform period saw a massive shift in the money fund landscape as $1 trillion moved from prime funds to government-only funds in order to avoid liquidity gates and fees, and the floating net asset values ("NAV") required of institutional prime funds. This migration had a significant effect on money market rates purely based on lower demand for credit. Of note, 3-month LIBOR increased 27 basis points to 0.88% between the end of 2015 and October 31, 2016. With the reforms now in effect, we believe the market will begin working towards a post-reform equilibrium, both in the makeup of the money fund universe and the level of front-end rates such as LIBOR.

PERFORMANCE ANALYSIS

For the 12-months ended October 31, 2016, the Fund's NAV and market price total returns were 0.94% and 0.99%, respectively. These compare favorably to the 0.54% total return for the BofA Merrill Lynch 0-1 Year U.S. Treasury Index (the "Index") over the same period.

Due in part to the 0.25% rate hike by the Fed in December, the Fund's distribution rate increased steadily over the 12-month period. The most recent distribution was $0.06 per share, equal to a 1.20% rate on an annualized basis to NAV.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)


The Fund maintained a diversified portfolio of securities across its investment universe with an emphasis on those with a very high level of liquidity. The Fund primarily held corporate bonds, commercial paper and mortgage-backed securities. Corporate floating rate notes mitigated interest rate risk while commercial paper was used as the primary source for liquidity needs. Credit risk remained low as the investment strategy focused on high quality, short-term holdings. The Fund's weighted average maturity was kept around one year and weighted average effective duration around one-quarter of a year.

The Fund benefited from positive security selection within corporate bonds, commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS). The Fund employed a strategy that placed particular emphasis on floating rate corporate bonds with maturity dates between one and three years with a smaller allocation out to five years. Fund returns were enhanced by investing a portion of its assets in high quality, higher yielding securities such as CMBS and buying newly issued corporate floating rate notes. The use of mortgage-backed securities to capture yield was an accretive strategy that also enhanced Fund diversification. Capturing credit risk term premiums was also accretive as returns from corporate securities maturing longer than one year outperformed those maturing inside one year. The allocation to commercial paper contributed to principal preservation and liquidity maintenance while adding yield exceeding that found in Treasuries and repurchase agreements. The Fund also benefited from a move higher in LIBOR levels after the Fed rate hike in December and again mid-way through 2016 as an indirect effect from money market fund reform. Three-month LIBOR moved from approximately 0.33% at the beginning of the period to 0.88% at the end. This move higher positively impacted the Fund's yield given its high allocation to floating rate coupons benchmarked to LIBOR rates.

MARKET AND FUND OUTLOOK

Going forward, we expect macroeconomic data to warrant a rate hike from the Fed in December 2016. We believe additional rate hikes in 2017 are not out of the question although the slow pace of economic growth and a predisposed wariness on the part of many Fed officials adds uncertainty to this outlook. Any further rate hikes would likely be very gradual and would again serve as a welcome form of additional yield for the Fund. We will continue to manage the strategy to provide capital preservation and liquidity in the midst of gradually rising rates and slow economic growth. Accordingly we expect to maintain a low exposure to interest rate risk and to opportunistically allocate to parts of the yield curve that we believe represent value compared to rate expectations.

With monetary policy from the ECB and the BoJ creating an environment for negative interest rates in those markets, we expect flows from abroad to be very supportive of the domestic high-grade bond market for some time. Although corporate earnings growth may be flat in the near term, we believe the technical tailwinds remain very positive for U.S. credit. While we acknowledge the headwinds that these banks face (both foreign and domestic), we believe banks today generally have robust capital and liquidity along with strong asset quality. We believe that many issuers in the energy sector are taking the necessary steps toward rightsizing their operations and see potential to increase exposure to that sector. We look to maintain an underweight in technology and healthcare - outside of the potential for attractive new issuance
- given the potential for further shareholder-friendly activities in those sectors. Pharmaceutical companies also face significant political pressures to slow the growth of drug prices. In mortgage-backed securities, healthy residential and commercial real estate markets have been a firm fundamental support for the sector. We foresee front-end MBS structures to continue offering attractive yield capture opportunities and are biased toward adding agency collateral securities rather than CMBS for relative valuation reasons.

Overall, we believe the backdrop is still constructive for spreads, but given the significant improvement in valuations since the first quarter of 2016, the magnitude of possible further improvement is likely to be lower. We see global central bank policy shifts as the most significant risk to our view. With the BoJ and the ECB both in the middle of evaluating future options for their extraordinary monetary and QE policies, there is a heightened chance that the market will experience additional periods of "risk-off" should the BoJ and ECB be seen as once again failing to deliver additional support. Accordingly, future bouts of volatility would not be a surprise to us and could provide opportunities for attractive entry points.

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Enhanced Short Maturity ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016      PERIOD (a)        PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
Actual                                               $1,000.00          $1,005.90             0.25%             $1.26
Hypothetical (5% return before expenses)             $1,000.00          $1,023.88             0.25%             $1.27

(a) These expense ratios reflect expense waivers. See Note 3 in the Notes to the Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER -- 35.5%

                   AEROSPACE/DEFENSE -- 0.7%
$      3,000,000   Harris Corp..................................        1.05%        11/10/16    $     2,999,227
                                                                                                 ---------------
                   CHEMICALS -- 2.8%
       2,000,000   Albemarle Corp...............................        1.38%        11/03/16          1,999,850
       2,000,000   Albemarle Corp...............................        1.38%        11/21/16          1,998,499
       2,000,000   Albemarle Corp...............................        1.38%        12/06/16          1,997,374
       2,000,000   Albemarle Corp...............................        1.38%        12/13/16          1,996,850
       2,000,000   Monsanto Co..................................        1.07%        11/21/16          1,998,832
       3,000,000   Monsanto Co..................................        1.15%        11/22/16          2,998,040
                                                                                                 ---------------
                                                                                                      12,989,445
                                                                                                 ---------------
                   DIVERSIFIED FINANCIAL SERVICES -- 1.7%
       3,000,000   Hitachi Capital America Corp.................        1.07%        11/07/16          2,999,475
       2,000,000   Hitachi Capital America Corp.................        1.02%        11/28/16          1,998,500
       3,000,000   Volvo Treasury North America, L.P............        0.84%        11/30/16          2,998,018
                                                                                                 ---------------
                                                                                                       7,995,993
                                                                                                 ---------------
                   ELECTRONICS -- 1.8%
       3,000,000   Arrow Electronics, Inc.......................        0.99%        11/03/16          2,999,838
       2,175,000   Arrow Electronics, Inc.......................        1.09%        11/04/16          2,174,806
       1,000,000   Arrow Electronics, Inc.......................        1.04%        11/09/16            999,773
       2,000,000   Arrow Electronics, Inc.......................        1.09%        11/21/16          1,998,811
                                                                                                 ---------------
                                                                                                       8,173,228
                                                                                                 ---------------
                   FOOD -- 1.0%
       1,500,000   Kraft Heinz Foods Co.........................        0.92%        11/02/16          1,499,962
       1,100,000   Kraft Heinz Foods Co.........................        0.92%        11/08/16          1,099,807
       2,000,000   Kraft Heinz Foods Co.........................        0.90%        11/17/16          1,999,219
                                                                                                 ---------------
                                                                                                       4,598,988
                                                                                                 ---------------
                   GAS -- 2.5%
       2,000,000   NiSource Finance Corp........................        1.07%        11/10/16          1,999,475
       3,550,000   NiSource Finance Corp........................        1.07%        11/17/16          3,548,343
       2,000,000   NiSource Finance Corp........................        1.02%        11/21/16          1,998,889
       1,000,000   NiSource Finance Corp........................        1.15%        12/15/16            998,631
       3,000,000   Sempra Global................................        0.89%        11/29/16          2,997,970
                                                                                                 ---------------
                                                                                                      11,543,308
                                                                                                 ---------------
                   HEALTH CARE PRODUCTS -- 1.1%
       2,000,000   Becton Dickinson and Co......................        0.85%        11/28/16          1,998,755
       3,000,000   Thermo Fisher Scientific, Inc................        0.92%        11/01/16          3,000,000
                                                                                                 ---------------
                                                                                                       4,998,755
                                                                                                 ---------------
                   HEALTH CARE SERVICES -- 1.1%
       5,000,000   Humana, Inc..................................        0.87%        11/22/16          4,997,520
                                                                                                 ---------------
                   HOME FURNISHINGS -- 0.7%
       3,400,000   Whirlpool Corp...............................        0.92%        12/09/16          3,396,770
                                                                                                 ---------------
                   LODGING -- 1.8%
       2,000,000   Wyndham Worldwide Corp.......................    0.92% - 1.10%    11/01/16          2,000,000
       4,000,000   Wyndham Worldwide Corp.......................    1.02% - 1.28%    11/03/16          3,999,750
       2,000,000   Wyndham Worldwide Corp.......................        1.10%        11/10/16          1,999,460
                                                                                                 ---------------
                                                                                                       7,999,210
                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER (CONTINUED)

                   MEDIA -- 0.2%
$      1,000,000   Viacom, Inc..................................        1.07%        11/09/16    $       999,767
                                                                                                 ---------------
                   MISCELLANEOUS MANUFACTURING -- 2.9%
       1,176,000   ITT, Inc.....................................        1.04%        11/16/16          1,175,500
       3,000,000   ITT, Inc.....................................        1.02%        11/22/16          2,998,250
         560,000   Pentair Finance S.A..........................        1.23%        11/01/16            560,000
         429,000   Pentair Finance S.A..........................        1.43%        11/02/16            428,983
       2,000,000   Pentair Finance S.A..........................        1.43%        11/08/16          1,999,455
       2,000,000   Pentair Finance S.A..........................        1.23%        11/09/16          1,999,467
       2,000,000   Pentair Finance S.A..........................        1.28%        11/14/16          1,999,097
       2,000,000   Textron, Inc.................................        0.92%        12/05/16          1,998,300
                                                                                                 ---------------
                                                                                                      13,159,052
                                                                                                 ---------------
                   OIL & GAS -- 4.1%
       2,000,000   Canadian Natural Resources Ltd...............    1.23% - 1.33%    11/08/16          1,999,513
       2,000,000   Canadian Natural Resources Ltd...............        1.41%        11/15/16          1,998,926
       2,000,000   Canadian Natural Resources Ltd...............        1.38%        11/17/16          1,998,800
       2,000,000   Canadian Natural Resources Ltd...............        1.38%        12/07/16          1,997,300
       3,000,000   Eni Finance USA, Inc.........................        1.06%        01/19/17          2,993,152
       2,000,000   Nabors Industries, Inc.......................        1.18%        11/01/16          2,000,000
       4,000,000   Nabors Industries, Inc.......................        1.23%        11/07/16          3,999,200
       2,000,000   Suncor Energy, Inc...........................        1.12%        11/22/16          1,998,727
                                                                                                 ---------------
                                                                                                      18,985,618
                                                                                                 ---------------
                   OIL & GAS SERVICES -- 0.7%
       3,000,000   FMC Technologies, Inc........................        1.07%        01/18/17          2,993,174
                                                                                                 ---------------
                   PIPELINES -- 10.7%
       2,000,000   Enbridge Energy Partners, L.P................        1.35%        11/08/16          1,999,486
       3,000,000   Enbridge Energy Partners, L.P................        1.26%        11/14/16          2,998,667
       2,000,000   Enbridge Energy Partners, L.P................        1.36%        11/16/16          1,998,891
       3,000,000   Enbridge US, Inc.............................        0.90%        11/07/16          2,999,560
       3,000,000   Energy Transfer Partners, L.P................        1.23%        11/03/16          2,999,801
       3,000,000   Energy Transfer Partners, L.P................        1.33%        11/10/16          2,999,025
       4,000,000   Enterprise Products Operating LLC............        0.88%        11/14/16          3,998,757
       2,000,000   ONEOK Partners, L.P..........................        1.13%        11/04/16          1,999,817
       2,000,000   ONEOK Partners, L.P..........................        1.13%        11/10/16          1,999,450
       3,000,000   ONEOK Partners, L.P..........................        1.13%        11/16/16          2,998,624
       1,000,000   ONEOK Partners, L.P..........................        1.13%        12/07/16            998,900
       4,000,000   Plains All American Pipeline, L.P............        1.38%        11/08/16          3,998,950
       2,000,000   Plains Midstream Canada ULC..................        1.38%        11/14/16          1,999,025
       2,000,000   Plains Midstream Canada ULC..................        1.38%        11/16/16          1,998,875
       3,500,000   Spectra Energy Partners, L.P.................        0.90%        11/07/16          3,499,486
       2,500,000   Spectra Energy Partners, L.P.................        0.92%        11/09/16          2,499,500
       2,000,000   Spectra Energy Partners, L.P.................        0.92%        12/08/16          1,998,150
       1,900,000   Sunoco Logistics Partners Operations, L.P....        1.07%        11/07/16          1,899,667
       3,000,000   Williams Partners, L.P.......................        0.94%        11/01/16          3,000,000
                                                                                                 ---------------
                                                                                                      48,884,631
                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER (CONTINUED)

                   RETAIL -- 1.7%
$      3,000,000   AutoNation, Inc..............................        0.97%        11/01/16    $     3,000,001
       3,000,000   AutoNation, Inc..............................        1.07%        11/10/16          2,999,212
       2,000,000   AutoNation, Inc..............................        1.12%        11/15/16          1,999,144
                                                                                                 ---------------
                                                                                                       7,998,357
                                                                                                 ---------------
                   TOTAL COMMERCIAL PAPER....................................................        162,713,043
                   (Cost $162,713,043)                                                           ---------------


   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS -- 34.0%

                   AEROSPACE/DEFENSE -- 0.4%
       1,715,000   United Technologies Corp. (a)................        1.24%        11/01/19          1,716,797
                                                                                                 ---------------
                   AGRICULTURE -- 0.2%
         985,000   Reynolds American, Inc.......................        2.30%        08/21/17            993,079
                                                                                                 ---------------
                   AIRLINES -- 0.4%
       1,745,000   Southwest Airlines Co........................        5.75%        12/15/16          1,754,243
                                                                                                 ---------------
                   AUTO MANUFACTURERS -- 5.3%
         330,000   American Honda Finance Corp.,
                      Medium-Term Note (a)......................        1.34%        07/13/18            331,177
       1,000,000   American Honda Finance Corp.,
                      Medium-Term Note (a)......................        1.64%        02/22/19          1,012,391
         250,000   Daimler Finance North America LLC (a) (b)....        1.20%        03/10/17            250,187
       1,200,000   Daimler Finance North America LLC (a) (b)....        1.10%        08/01/17          1,200,943
       3,000,000   Daimler Finance North America LLC (a) (b)....        1.51%        10/30/19          3,005,073
       2,000,000   Ford Motor Credit Co. LLC, (a)...............        1.48%        03/27/17          2,000,670
       3,600,000   Ford Motor Credit Co. LLC,
                      Medium-Term Note (a)......................        1.66%        01/17/17          3,603,964
       1,000,000   Ford Motor Credit Co. LLC,
                      Medium-Term Note (a)......................        2.46%        01/08/19          1,017,825
       1,022,000   General Motors Financial Co., Inc............        2.63%        07/10/17          1,030,381
         500,000   General Motors Financial Co., Inc. (a).......        2.94%        01/15/19            511,395
       2,000,000   General Motors Financial Co., Inc. (a).......        2.13%        10/04/19          2,012,346
       1,500,000   Nissan Motor Acceptance Corp. (a) (b)........        1.38%        09/13/19          1,499,858
         500,000   Toyota Motor Credit Corp.,
                        Medium-Term Note (a)....................        1.24%        04/06/18            500,969
         800,000   Toyota Motor Credit Corp.,
                        Medium-Term Note (a)....................        1.63%        02/19/19            810,168
       1,000,000   Toyota Motor Credit Corp.,
                        Medium-Term Note (a)....................        1.32%        10/18/19          1,003,298
       4,000,000   Volkswagen Group of America Finance LLC
                        (a) (b).................................        1.09%        11/22/16          4,000,568
         675,000   Volkswagen Group of America Finance LLC (b)..        1.25%        05/23/17            673,750
                                                                                                 ---------------
                                                                                                      24,464,963
                                                                                                 ---------------
                   BANKS -- 12.0%
       1,000,000   Bank of America Corp.........................        5.42%        03/15/17          1,015,156
       1,800,000   Bank of America Corp.........................        3.88%        03/22/17          1,819,373
         296,000   Bank of America Corp. (a)....................        1.92%        01/15/19            298,139
       1,030,000   Bank of America Corp., Medium-Term Note (a)..        1.44%        08/25/17          1,031,395
       1,301,000   Bank of America Corp., Medium-Term Note (a)..        1.94%        03/22/18          1,312,278
         800,000   Bank of America Corp., Global
                      Medium-Term Note..........................        6.40%        08/28/17            832,297
       1,630,000   Bank of America N.A. (a).....................        1.29%        02/14/17          1,632,111
       1,000,000   Bank of New York Mellon (The) Corp.,
                      Medium-Term Note (a)......................        1.67%        08/17/20          1,013,777
       3,575,000   BB&T Corp., Medium-Term Note (a).............        1.71%        06/15/18          3,600,422


Page 10                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS (CONTINUED)

                   BANKS (CONTINUED)
$      1,000,000   Branch Banking & Trust Co.,
                      Medium-Term Note (a)......................        1.29%        05/01/19    $     1,001,880
       2,625,000   Capital One N.A./Mclean VA (a)...............        1.46%        02/05/18          2,627,985
         285,000   Capital One N.A./Mclean VA (a)...............        1.62%        09/13/19            285,553
         400,000   Citigroup, Inc...............................        1.30%        11/15/16            400,003
       1,400,000   Citigroup, Inc. (a)..........................        1.39%        03/10/17          1,401,030
       1,140,000   Citigroup, Inc. (a)..........................        1.28%        05/01/17          1,140,942
       1,000,000   Citigroup, Inc. (a)..........................        1.58%        04/27/18          1,002,217
       1,000,000   Citigroup, Inc. (a)..........................        2.52%        05/15/18          1,017,639
       1,500,000   Citigroup, Inc. (a)..........................        1.76%        06/07/19          1,507,453
       1,000,000   Citigroup, Inc. (a)..........................        1.95%        08/02/21          1,008,023
       1,500,000   Fifth Third Bank/Cincinnati OH (a)...........        1.44%        09/27/19          1,502,070
       1,500,000   Goldman Sachs Group, (The), Inc. (a).........        1.48%        05/22/17          1,502,366
       1,000,000   Goldman Sachs Group, (The), Inc. (a).........        2.09%        04/30/18          1,009,477
       1,500,000   Goldman Sachs Group, (The), Inc. (a).........        1.92%        04/25/19          1,510,470
       1,000,000   Goldman Sachs Group, (The), Inc. (a).........        2.04%        04/23/20          1,006,365
       3,000,000   Goldman Sachs Group, (The), Inc., Medium-Term
                      Note (a)..................................        1.46%        06/04/17          3,004,506
       2,450,000   JPMorgan Chase & Co. (a).....................        1.34%        02/15/17          2,452,616
         500,000   JPMorgan Chase & Co. (a).....................        1.78%        01/25/18            502,852
         500,000   JPMorgan Chase & Co. (a).....................        1.71%        03/22/19            504,118
       1,000,000   JPMorgan Chase Bank N.A. (a).................        1.31%        09/21/18          1,000,916
       1,500,000   JPMorgan Chase Bank N.A. (a).................        1.45%        09/23/19          1,502,703
       1,021,000   KeyBank N.A. (a).............................        1.32%        11/25/16          1,021,389
       1,850,000   Morgan Stanley...............................        4.75%        03/22/17          1,876,655
       3,000,000   Morgan Stanley (a)...........................        1.73%        01/24/19          3,015,783
       1,510,000   Morgan Stanley, Global Medium-Term Note (a)..        2.16%        04/25/18          1,526,365
         325,000   National City Bank/Cleveland OH (a)..........        1.20%        06/07/17            325,029
         800,000   PNC Bank N.A. (a)............................        1.06%        08/01/17            800,082
       1,700,000   US Bank N.A./Cincinnati OH,
                      Medium-Term Note (a)......................        1.47%        01/29/18          1,706,020
       1,605,000   Wachovia Corp. (a)...........................        1.12%        06/15/17          1,605,748
       1,500,000   Wells Fargo & Co., Medium-Term Note (a)......        1.57%        01/30/20          1,497,909
       1,500,000   Wells Fargo Bank N.A. (a)....................        1.38%        09/07/17          1,503,939
         500,000   Wells Fargo Bank N.A. Medium-Term Note (a)...        1.62%        01/22/18            502,542
                                                                                                 ---------------
                                                                                                      54,827,593
                                                                                                 ---------------
                   BEVERAGES -- 1.6%
       1,400,000   Anheuser-Busch InBev Finance, Inc. (a).......        2.02%        02/01/21          1,436,400
         936,000   Molson Coors Brewing Co......................        2.00%        05/01/17            939,904
       2,500,000   PepsiCo, Inc. (a)............................        1.13%        10/04/19          2,501,580
       2,500,000   SABMiller Holdings, Inc. (b).................        2.45%        01/15/17          2,507,365
                                                                                                 ---------------
                                                                                                       7,385,249
                                                                                                 ---------------
                   BIOTECHNOLOGY -- 0.9%
       4,000,000   Amgen, Inc. (a)..............................        1.19%        05/22/17          4,005,892
                                                                                                 ---------------
                   CHEMICALS -- 0.3%
       1,530,000   Monsanto Co. (a).............................        0.99%        11/07/16          1,530,052
                                                                                                 ---------------
                   COMPUTERS -- 0.2%
         950,000   Hewlett Packard Enterprise Co. (a) (b).......        2.85%        10/05/17            958,820
                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS (CONTINUED)

                   DIVERSIFIED FINANCIAL SERVICES -- 1.9%
$        800,000   American Express Co. (a).....................        1.40%        05/22/18    $       802,178
         500,000   American Express Credit Corp. (a)............        1.41%        03/18/19            501,344
       2,199,000   American Express Credit Corp.,
                      Medium-Term Note (a)......................        1.11%        06/05/17          2,201,216
         500,000   American Express Credit Corp.,
                      Medium-Term Note..........................        1.13%        06/05/17            500,325
       2,000,000   American Express Credit Corp.,
                      Medium-Term Note (a)......................        1.46%        10/30/19          2,003,238
         361,000   Bear Stearns Cos. LLC (The)..................        5.55%        01/22/17            364,605
       1,000,000   Synchrony Financial..........................        1.88%        08/15/17          1,002,611
       1,500,000   Synchrony Financial (a)......................        2.19%        11/09/17          1,510,817
                                                                                                 ---------------
                                                                                                       8,886,334
                                                                                                 ---------------
                   ELECTRIC -- 1.7%
         350,000   American Electric Power Co., Inc.............        1.65%        12/15/17            351,001
         299,000   CMS Energy Corp..............................        6.55%        07/17/17            310,135
       2,500,000   Duke Energy Corp. (a)........................        1.23%        04/03/17          2,504,055
       1,500,000   Exelon Corp..................................        1.55%        06/09/17          1,501,502
       1,000,000   Nextera Energy Capital Holdings, Inc.........        2.06%        09/01/17          1,005,896
       1,000,000   Pacific Gas & Electric Co....................        5.63%        11/30/17          1,046,097
       1,000,000   Southern (The) Co............................        1.30%        08/15/17          1,000,712
                                                                                                 ---------------
                                                                                                       7,719,398
                                                                                                 ---------------
                   ELECTRONICS -- 0.1%
         250,000   Honeywell International, Inc. (a)............        1.17%        10/30/19            250,185
                                                                                                 ---------------
                   FOOD -- 0.7%
       2,580,000   Kraft Heinz Foods Co.........................        1.60%        06/30/17          2,585,760
         120,000   Kroger (The) Co..............................        6.40%        08/15/17            124,706
         500,000   Mondelez International, Inc. (a).............        1.28%        02/01/19            500,137
                                                                                                 ---------------
                                                                                                       3,210,603
                                                                                                 ---------------
                   HEALTH CARE PRODUCTS -- 0.3%
       1,400,000   Medtronic, Inc. (a)..........................        1.65%        03/15/20          1,419,128
                                                                                                 ---------------
                   HEALTH CARE SERVICES -- 1.2%
       2,000,000   Aetna, Inc. (a)..............................        1.49%        12/08/17          2,009,052
       3,400,000   UnitedHealth Group, Inc. (a).................        1.33%        01/17/17          3,403,257
                                                                                                 ---------------
                                                                                                       5,412,309
                                                                                                 ---------------
                   HOUSEWARES -- 0.4%
       2,068,000   Newell Brands, Inc...........................        2.05%        12/01/17          2,080,772
                                                                                                 ---------------
                   INSURANCE -- 0.4%
       1,351,000   Prudential Financial, Inc.,
                      Medium-Term Note (a)......................        1.60%        08/15/18          1,348,894
         526,000   Reinsurance Group of America, Inc............        5.63%        03/15/17            534,066
                                                                                                 ---------------
                                                                                                       1,882,960
                                                                                                 ---------------
                   MEDIA -- 0.4%
       2,000,000   Time Warner Cable LLC........................        5.85%        05/01/17          2,044,652
                                                                                                 ---------------
                   OIL & GAS -- 0.9%
       1,000,000   Anadarko Petroleum Corp......................        6.38%        09/15/17          1,042,222
         435,000   Chevron Corp. (a)............................        1.01%        03/02/18            434,967
       1,500,000   Chevron Corp. (a)............................        1.32%        05/16/18          1,506,781
         500,000   ConocoPhillips Co............................        1.05%        12/15/17            497,561
         500,000   Exxon Mobil Corp. (a)........................        1.62%        03/01/19            504,872
                                                                                                 ---------------
                                                                                                       3,986,403
                                                                                                 ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS (CONTINUED)

                   OIL & GAS SERVICES -- 0.1%
$        255,000   Cameron International Corp...................        1.15%        12/15/16    $       255,049
                                                                                                 ---------------
                   PHARMACEUTICALS -- 0.5%
       1,500,000   AbbVie, Inc..................................        1.75%        11/06/17          1,505,730
       1,000,000   Mylan, Inc...................................        1.35%        11/29/16          1,000,215
                                                                                                 ---------------
                                                                                                       2,505,945
                                                                                                 ---------------
                   PIPELINES -- 0.6%
       1,000,000   Enterprise Products Operating LLC............        6.30%        09/15/17          1,041,516
       1,125,000   Kinder Morgan Energy Partners L.P............        6.00%        02/01/17          1,136,828
         475,000   Plains All American Pipeline, L.P. /PAA
                      Finance Corp..............................        6.13%        01/15/17            479,149
                                                                                                 ---------------
                                                                                                       2,657,493
                                                                                                 ---------------
                   RETAIL -- 0.2%
       1,000,000   Lowe's Cos., Inc. (a)........................        1.12%        04/15/19            999,637
                                                                                                 ---------------
                   SOFTWARE -- 0.1%
         523,000   Oracle Corp. (a).............................        1.39%        10/08/19            526,816
                                                                                                 ---------------
                   TELECOMMUNICATIONS -- 2.4%
       3,700,000   AT&T, Inc. (a)...............................        1.26%        03/30/17          3,703,789
         950,000   AT&T, Inc. (a)...............................        1.74%        11/27/18            959,562
       1,215,000   Cisco Systems, Inc. (a)......................        1.41%        02/21/18          1,222,509
       1,900,000   Verizon Communications, Inc. (a).............        1.23%        06/09/17          1,903,443
       2,000,000   Verizon Communications, Inc. (a).............        1.63%        06/17/19          2,018,169
       1,000,000   Verizon Communications, Inc. (a).............        1.13%        08/15/19            998,009
                                                                                                 ---------------
                                                                                                      10,805,481
                                                                                                 ---------------
                   TRUCKING & LEASING -- 0.8%
       3,500,000   Penske Truck Leasing Co. L.P. / PTL
                      Finance Corp. (b).........................        3.75%        05/11/17          3,542,959
                                                                                                 ---------------
                   TOTAL CORPORATE BONDS.....................................................        155,822,812
                   (Cost $155,525,523)                                                           ---------------

FOREIGN CORPORATE BONDS -- 14.5%

                   AUTO MANUFACTURERS -- 0.2%
       1,045,000   Volkswagen International Finance N.V. (b)....        1.13%        11/18/16          1,045,063
                                                                                                 ---------------
                   BANKS -- 10.4%
       1,000,000   ABN AMRO Bank N.V. (b).......................        4.25%        02/02/17          1,008,210
       1,000,000   Bank of Montreal, Medium-Term Note...........        2.50%        01/11/17          1,003,103
         900,000   Bank of Montreal, Medium-Term Note (a).......        1.48%        04/09/18            901,983
         500,000   Bank of Montreal, Medium-Term Note (a).......        1.53%        07/18/19            501,162
       1,000,000   Bank of Montreal, Medium-Term Note (a).......        1.62%        08/27/21          1,003,514
         500,000   Bank of Nova Scotia (The) (a)................        1.19%        04/11/17            500,327
         250,000   Bank of Nova Scotia (The) (a)................        1.71%        01/15/19            251,917
       1,000,000   Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (b)..        1.20%        03/10/17          1,000,154
       1,000,000   Barclays Bank PLC (a)........................        1.38%        02/17/17          1,001,135
       1,025,000   BNP Paribas S.A., Medium-Term Note (a).......        1.44%        12/12/16          1,025,836
         500,000   Canadian Imperial Bank of Commerce/Canada
                      (a).......................................        1.36%        09/06/19            500,490
       2,000,000   Commonwealth Bank of Australia (a) (b).......        1.52%        11/07/19          2,002,648
       2,500,000   Credit Suisse AG/New York, NY,
                      Global Medium-Term Note (a)...............        1.32%        05/26/17          2,500,525
       2,500,000   Credit Suisse AG/New York, NY,
                      Global Medium-Term Note (a)...............        1.58%        01/29/18          2,504,689


                        See Notes to Financial Statements                Page 13

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                   BANKS (CONTINUED)
$      2,000,000   Danske Bank A/S (a) (b)......................        1.42%        09/06/19    $     2,003,082
          65,000   Deutsche Bank AG/London (a)..................        1.43%        02/13/17             64,804
         500,000   HSBC Bank PLC (a) (b)........................        1.46%        05/15/18            500,237
       1,000,000   HSBC Holdings PLC (a)........................        2.36%        01/05/22          1,005,267
       1,475,000   ING Bank N.V. (b)............................        3.75%        03/07/17          1,487,533
       2,000,000   ING Bank N.V. (a) (b)........................        1.43%        08/15/19          1,999,010
         800,000   Macquarie Bank Ltd. (a) (b)..................        1.65%        03/24/17            801,183
       1,500,000   Mitsubishi UFJ Financial Group, Inc. (a).....        1.91%        09/13/21          1,503,614
       1,500,000   Mizuho Bank Ltd. (a) (b).....................        1.31%        04/16/17          1,501,061
         500,000   Mizuho Bank Ltd. (a) (b).....................        2.07%        10/20/18            502,933
       1,800,000   Nordea Bank AB (a) (b).......................        1.21%        04/04/17          1,801,303
       1,830,000   Nordea Bank AB (a) (b).......................        1.70%        09/17/18          1,842,940
         300,000   Royal Bank of Canada, Global Medium-Term Note
                      (a).......................................        1.14%        10/13/17            300,163
         500,000   Royal Bank of Canada, Global Medium-Term Note
                      (a).......................................        1.59%        04/15/19            502,264
       1,000,000   Royal Bank of Canada, Global Medium-Term Note
                      (a).......................................        1.37%        07/29/19          1,003,096
       1,067,000   Santander UK PLC.............................        1.38%        03/13/17          1,066,577
       1,500,000   Skandinaviska Enskilda Banken AB (a) (b).....        1.42%        09/13/19          1,501,956
       1,500,000   Standard Chartered PLC (a) (b)...............        1.94%        08/19/19          1,510,395
         800,000   Svenska Handelsbanken AB.....................        2.88%        04/04/17            806,258
       1,000,000   Svenska Handelsbanken AB, Medium-Term Note
                      (a).......................................        1.33%        09/06/19          1,001,545
       1,000,000   Swedbank AB (b)..............................        2.13%        09/29/17          1,006,096
       1,000,000   Toronto-Dominion Bank (The), Medium-Term Note
                      (a).......................................        1.44%        04/30/18          1,002,827
         850,000   UBS AG/Stanford CT (a).......................        1.40%        06/01/17            851,193
         225,000   UBS AG/Stanford CT...........................        5.88%        12/20/17            235,913
       3,850,000   UBS AG/Stanford CT, Global Medium-Term Note
                      (a).......................................        1.56%        03/26/18          3,865,947
       1,950,000   Westpac Banking Corp. (a)...................         1.26%        05/25/18          1,948,792
         350,000   Westpac Banking Corp. (a)...................         1.53%        05/13/19            351,733
                                                                                                 ---------------
                                                                                                      47,673,415
                                                                                                 ---------------
                   DIVERSIFIED FINANCIAL SERVICES -- 0.2%
         820,000   Macquarie Group Ltd. (a) (b)................         1.89%        01/31/17            821,191
                                                                                                 ---------------
                   FOOD -- 0.3%
       1,500,000   Mondelez International Holdings Netherlands
                      BV (a) (b)................................        1.50%        10/28/19          1,503,314
                                                                                                 ---------------
                   MISCELLANEOUS MANUFACTURING -- 0.7%
       3,000,000   Siemens Financieringsmaatschappij N.V.
                      (a) (b)...................................        1.17%        09/13/19          3,003,054
                                                                                                 ---------------
                   OIL & GAS -- 1.4%
       1,500,000   BP Capital Markets PLC.......................        2.25%        11/01/16          1,500,000
         175,000   BP Capital Markets PLC (a)...................        1.16%        02/10/17            175,018
         800,000   BP Capital Markets PLC.......................        1.85%        05/05/17            802,885
       1,000,000   BP Capital Markets PLC (a)...................        1.49%        09/26/18          1,004,897
         500,000   BP Capital Markets PLC (a)...................        1.72%        09/16/21            502,406
       2,017,000   Shell International Finance BV (a)...........        1.13%        05/10/17          2,019,410
         479,000   Total Capital International S.A. (a).........        1.38%        08/10/18            480,283
                                                                                                 ---------------
                                                                                                       6,484,899
                                                                                                 ---------------
                   PHARMACEUTICALS -- 1.1%
       2,750,000   Actavis Funding SCS..........................        1.85%        03/01/17          2,756,652
       2,100,000   Actavis Funding SCS (a)......................        1.93%        03/12/18          2,119,381
                                                                                                 ---------------
                                                                                                       4,876,033
                                                                                                 ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                   PIPELINES -- 0.0%
$         50,000   Enbridge, Inc. (a)...........................        1.29%        06/02/17    $        49,945
                                                                                                 ---------------
                   TELECOMMUNICATIONS -- 0.2%
       1,000,000   Deutsche Telekom International Finance BV
                      (a) (b)...................................        1.31%        09/19/19          1,001,621
                                                                                                 ---------------
                   TOTAL FOREIGN CORPORATE BONDS.............................................         66,458,535
                   (Cost $66,390,897)                                                            ---------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 10.1%

                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.3%
                   Federal Home Loan Banks
         143,782      Series 2008-1372, Class 1.................        4.75%        05/18/18            150,320
                   Federal Home Loan Mortgage Corporation
          59,185      Series 2002-2510, Class HB................        5.50%        10/15/17             60,137
          36,890      Series 2002-2538, Class CB................        5.00%        12/15/17             37,478
          32,320      Series 2002-2542, Class ES................        5.00%        12/15/17             32,864
         181,939      Series 2003-2595, Class AE................        5.00%        04/15/18            185,321
         822,383      Series 2003-2614, Class BY................        4.50%        05/15/18            839,154
         121,330      Series 2003-2629, Class AD................        4.50%        06/15/18            124,688
         106,735      Series 2003-2656, Class BG................        5.00%        10/15/32            108,235
          41,446      Series 2003-2672, Class NH................        4.00%        09/15/18             42,135
         676,952      Series 2004-2764, Class UE................        5.00%        10/15/32            694,739
         183,729      Series 2004-2773, Class HS................        4.50%        04/15/19            188,814
          99,918      Series 2004-2804, Class VC................        5.00%        07/15/21            102,553
         273,977      Series 2004-2828, Class JE................        4.50%        07/15/19            283,588
         152,748      Series 2004-2861, Class BL................        4.00%        09/15/19            156,506
          32,691      Series 2004-2874, Class BC................        5.00%        10/15/19             33,883
         865,457      Series 2004-2895, Class EK................        4.00%        11/15/19            890,087
         117,083      Series 2005-2920, Class HD................        4.50%        01/15/20            120,380
         101,735      Series 2005-2945, Class HB................        5.00%        03/15/20            105,710
         237,274      Series 2005-2981, Class BC................        4.50%        05/15/20            243,852
         350,164      Series 2005-2995, Class JK................        4.50%        06/15/20            358,857
          30,316      Series 2005-3005, Class GA................        4.50%        02/15/20             30,921
          92,153      Series 2005-3064, Class OG................        5.50%        06/15/34             93,604
         732,288      Series 2007-3266, Class D.................        5.00%        01/15/22            756,792
         131,340      Series 2007-3294, Class DB................        4.50%        03/15/22            135,724
          11,149      Series 2009-3536, Class P.................        3.00%        02/15/38             11,153
          58,689      Series 2010-3641, Class TK................        4.50%        01/15/38             58,865
         398,173      Series 2010-3659, Class EB................        2.00%        06/15/18            399,843
         280,230      Series 2010-3705, Class CA................        3.00%        08/15/20            285,560
         480,508      Series 2010-3726, Class DA................        2.00%        08/15/20            482,972
       1,788,222      Series 2010-3740, Class NP................        2.00%        01/15/37          1,799,020
         188,329      Series 2010-3766, Class HE................        3.00%        11/15/20            192,387
         837,207      Series 2010-3768, Class DE................        2.25%        11/15/28            841,140
       1,859,343      Series 2010-3770, Class EB................        2.00%        01/15/38          1,872,099
         221,973      Series 2010-3772, Class HE................        2.50%        10/15/18            224,014
         213,763      Series 2010-3773, Class GK................        2.50%        12/15/20            217,367
         404,285      Series 2011-3790, Class AP................        4.50%        01/15/37            424,469
          37,657      Series 2011-3794, Class JH................        3.50%        12/15/23             37,847
         285,389      Series 2011-3812, Class BE................        2.75%        09/15/18            288,875
         225,867      Series 2011-3814, Class KE................        2.25%        02/15/18            226,829


                        See Notes to Financial Statements                Page 15

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                   COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                   Federal Home Loan Mortgage Corporation (Continued)
$        397,200      Series 2011-3820, Class NA................        4.50%        02/15/38    $       412,977
         153,828      Series 2011-3821, Class A.................        4.00%        01/15/29            157,769
         802,406      Series 2011-3825, Class AB................        3.00%        08/15/20            814,146
          29,393      Series 2011-3826, Class MB................        1.50%        07/15/18             29,456
         120,010      Series 2011-3841, Class JK................        3.00%        10/15/38            122,892
          83,957      Series 2011-3848, Class GA................        4.00%        12/15/28             85,224
         350,786      Series 2011-3895, Class CD................        2.00%        10/15/18            353,183
          85,416      Series 2011-3977, Class GA................        1.50%        07/15/19             85,588
       1,070,764      Series 2012-4011, Class KM................        2.00%        03/15/22          1,082,712
         248,627      Series 2014-4305, Class KN................        2.50%        03/15/38            252,142
       1,184,088      Series 2014-4419, Class TB................        3.00%        02/15/40          1,192,882
       2,119,095      Series 2015-4459, Class NC................        5.00%        07/15/25          2,175,376
                   Federal National Mortgage Association
              66      Series 2001-69, Class OG..................        5.50%        12/25/16                 66
          79,115      Series 2003-44, Class CD..................        3.50%        03/25/33             79,849
         130,631      Series 2003-81, Class HC..................        4.75%        09/25/18            133,911
          55,440      Series 2003-120, Class BY.................        4.00%        12/25/18             56,492
          70,239      Series 2004-27, Class HB..................        4.00%        05/25/19             71,886
         208,476      Series 2004-79, Class FA (a)..............        0.82%        08/25/32            208,522
       1,042,331      Series 2004-90, Class XQ..................        4.50%        09/25/34          1,074,831
          15,158      Series 2005-110, Class GK.................        5.50%        08/25/34             15,650
         142,023      Series 2008-18, Class HD..................        4.00%        12/25/18            144,520
          57,957      Series 2008-51, Class BC..................        4.50%        06/25/23             59,224
         224,134      Series 2008-53, Class CA..................        5.00%        07/25/23            233,062
         106,547      Series 2009-11, Class DK..................        5.00%        12/25/18            109,004
       1,383,722      Series 2009-14, Class EB..................        4.50%        03/25/24          1,424,021
         233,304      Series 2009-31, Class 1A..................        4.00%        02/25/24            236,171
         446,329      Series 2009-78, Class LE..................        4.00%        09/25/19            454,453
          94,575      Series 2009-96, Class JA..................        3.50%        10/25/24             97,100
         137,645      Series 2010-10, Class NB..................        3.00%        01/25/39            139,169
          87,109      Series 2010-12, Class AC..................        2.50%        12/25/18             87,774
          45,770      Series 2010-39, Class PD..................        3.00%        06/25/38             45,833
         251,229      Series 2010-81, Class LE..................        3.00%        07/25/39            253,984
         254,747      Series 2010-83, Class AJ..................        2.75%        11/25/18            257,350
         190,614      Series 2010-103, Class GA.................        2.00%        04/25/20            190,745
         274,474      Series 2010-110, Class AE.................        9.75%        11/25/18            289,764
         988,319      Series 2010-116, Class AD.................        2.00%        08/25/20            996,272
          70,755      Series 2010-123, Class HA.................        2.50%        03/25/24             71,267
         343,242      Series 2010-144, Class YG.................        2.25%        11/25/23            345,244
         544,473      Series 2010-145, Class MA.................        2.00%        12/25/20            549,097
          63,508      Series 2010-153, Class AC.................        2.00%        11/25/18             63,917
         721,228      Series 2011-3, Class EG...................        2.00%        05/25/20            725,717
         436,053      Series 2011-13, Class AD..................        2.00%        07/25/21            440,592
           6,001      Series 2011-15, Class AB..................        9.75%        08/25/19              6,341
         290,025      Series 2011-33, Class PA..................        4.50%        02/25/38            292,197
       3,016,850      Series 2011-36, Class QC..................        3.00%        12/25/28          3,071,346
          89,902      Series 2011-68, Class AH..................        4.50%        12/25/20             92,611
          51,274      Series 2011-89, Class LE..................        3.00%        03/25/39             52,038
         974,237      Series 2011-111, Class DA.................        3.00%        12/25/38            993,681


Page 16                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                   COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                   Government National Mortgage Association
$        112,614      Series 2000-9, Class FG (a)...............        1.13%        02/16/30    $       113,563
         185,195      Series 2005-78, Class A...................        5.00%        07/16/33            191,998
          22,127      Series 2005-98, Class DA..................        5.50%        12/20/34             22,387
         228,955      Series 2006-17, Class KY..................        5.00%        04/20/36            235,474
         211,853      Series 2009-10, Class JA..................        4.50%        03/16/34            217,016
         261,218      Series 2009-43, Class AB..................        5.00%        03/16/34            268,589
          68,124      Series 2009-55, Class HC..................        3.50%        06/20/39             68,922
         358,154      Series 2009-77, Class KC..................        4.50%        05/20/38            368,675
         187,593      Series 2009-87, Class BD..................        3.00%        10/20/38            190,105
          49,878      Series 2009-113, Class MJ.................        4.00%        03/16/23             50,259
          23,309      Series 2009-118, Class AW.................        3.00%        05/20/37             23,357
         215,784      Series 2009-121, Class NG.................        3.50%        04/20/37            216,283
          82,442      Series 2010-2, Class PM...................        4.50%        06/20/37             83,133
          39,954      Series 2010-23, Class LA..................        3.00%        10/20/37             40,424
         134,129      Series 2010-30, Class PN..................        4.00%        03/20/38            136,937
         332,943      Series 2010-30, Class QA..................        3.00%        06/20/38            336,711
         359,579      Series 2010-30, Class QC..................        3.50%        06/20/38            363,887
          82,941      Series 2010-39, Class ME..................        4.00%        03/20/38             84,558
         255,203      Series 2010-39, Class MG..................        4.25%        03/20/38            261,029
          69,684      Series 2010-43, Class AP..................        5.00%        09/20/37             70,503
         196,879      Series 2010-45, Class HJ..................        4.00%        05/16/35            199,793
         142,858      Series 2010-45, Class KA..................        2.50%        05/16/35            143,534
       1,198,738      Series 2010-45, Class YM..................        3.50%        05/16/35          1,214,246
         354,846      Series 2010-57, Class YH..................        2.50%        05/20/37            357,219
         299,578      Series 2010-85, Class NK..................        3.25%        01/20/38            305,291
         206,703      Series 2010-87, Class HE..................        3.00%        11/20/38            211,418
         136,126      Series 2010-94, Class PH..................        3.00%        12/20/37            137,518
         149,411      Series 2010-101, Class PL.................        3.50%        04/20/38            151,454
         730,386      Series 2010-114, Class NJ.................        3.00%        04/20/38            740,553
         434,633      Series 2010-125, Class TE.................        3.00%        06/20/39            444,666
         686,061      Series 2010-142, Class AJ.................        3.00%        09/20/39            696,139
         112,056      Series 2010-164, Class GN.................        4.00%        07/20/35            112,735
          35,830      Series 2010-167, Class CT.................        4.25%        09/20/33             36,007
         198,057      Series 2011-21, Class AP..................        4.50%        05/20/38            203,796
       1,018,969      Series 2014-180, Class PA.................        2.50%        04/20/43          1,028,091
                                                                                                 ---------------
                                                                                                      42,593,100
                                                                                                 ---------------
                   COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.0%
                   Government National Mortgage Association
          27,845      Series 2014-28, Class A...................        2.00%        01/16/46             27,869
                                                                                                 ---------------
                   PASS-THROUGH SECURITIES -- 0.8%
                   Federal Home Loan Mortgage Corporation
          16,371      Pool B18688...............................        5.00%        02/01/20             17,102
          76,227      Pool E01591...............................        5.50%        02/01/19             78,840
           8,438      Pool E99249...............................        5.50%        09/01/18              8,634
          97,754      Pool E99582...............................        5.00%        09/01/18            100,521
         274,748      Pool G11728...............................        5.50%        02/01/20            286,701
         148,107      Pool G11777...............................        5.00%        10/01/20            155,118
         121,610      Pool G11879...............................        5.00%        10/01/20            127,596


                        See Notes to Financial Statements                Page 17

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                   PASS-THROUGH SECURITIES (CONTINUED)
                   Federal Home Loan Mortgage Corporation (Continued)
$        364,019      Pool G11966...............................        5.50%        11/01/20    $       384,356
          17,992      Pool G12255...............................        5.50%        07/01/21             19,284
           4,032      Pool G12631...............................        5.50%        04/01/17              4,052
         149,305      Pool G13204...............................        6.00%        11/01/22            160,880
         126,784      Pool G13235...............................        4.50%        08/01/20            131,331
         138,927      Pool G18010...............................        5.50%        09/01/19            145,239
                   Federal National Mortgage Association
         325,796      Pool J02535...............................        5.00%        09/01/20            342,542
          24,554      Pool 256889...............................        5.50%        09/01/17             24,776
          19,021      Pool 723399...............................        4.50%        09/01/18             19,543
         101,344      Pool 725445...............................        4.50%        05/01/19            104,697
         108,129      Pool 725793...............................        5.50%        09/01/19            112,201
         137,538      Pool 725934...............................        5.00%        11/01/19            142,125
         308,254      Pool 735646...............................        4.50%        07/01/20            319,320
          43,087      Pool 739798...............................        4.50%        09/01/18             44,327
         175,373      Pool 773440...............................        5.00%        07/01/19            181,324
          26,194      Pool 775019...............................        4.50%        05/01/19             27,036
         159,038      Pool 847919...............................        5.50%        11/01/20            168,243
          23,009      Pool 889191...............................        4.50%        04/01/21             23,804
          38,241      Pool 889847...............................        4.50%        04/01/21             39,560
         165,704      Pool AL0217...............................        5.00%        11/01/18            170,007
                   Government National Mortgage Association
         127,672      Pool 781783...............................        5.50%        08/15/19            132,505
         326,221      Pool 783524...............................        5.00%        09/15/24            346,130
                                                                                                 ---------------
                                                                                                       3,817,794
                                                                                                 ---------------
                   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES...................         46,438,763
                   (Cost $46,464,472)                                                            ---------------

MORTGAGE-BACKED SECURITIES -- 6.4%

                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
                   Citigroup Mortgage Loan Trust
         489,480      Series 2010-8, Class 5A6 (b)..............        4.00%        11/25/36            490,928
                   Credit Suisse Mortgage Capital Certificates
         259,620      Series 2009-3R, Class 30A1 (a) (b)........        2.74%        07/27/37            260,098
                   Wells Fargo Mortgage Loan Trust
         752,689      Series 2010-RR1, Class 1A1 (a) (b)........        3.06%        02/27/37            758,687
                                                                                                 ---------------
                                                                                                       1,509,713
                                                                                                 ---------------
                   COMMERCIAL MORTGAGE-BACKED SECURITIES -- 6.0%
                   BAMLL Re-REMIC Trust
             439      Series 2011-07C1, Class A3A (b)...........        5.38%        11/15/16                438
                   Banc of America Commercial Mortgage Trust
         493,755      Series 2007-4, Class A1A (a)..............        5.77%        02/10/51            502,947
                   Bear Stearns Commercial Mortgage Securities
                      Trust
         405,413      Series 2006-PW14, Class A1A...............        5.19%        12/11/38            404,967
       1,886,524      Series 2007-PW16, Class A4 (a)............        5.72%        06/11/40          1,911,389
       3,140,549      Series 2007-PW17, Class A1A (a)...........        5.65%        06/11/50          3,217,329
       2,073,498      Series 2007-PW17, Class A4 (a)............        5.69%        06/11/50          2,120,419
         318,654      Series 2007-T26, Class A1A (a)............        5.45%        01/12/45            321,286


Page 18                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                   COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                   CFCRE Commercial Mortgage Trust
$         40,677      Series 2011-C2, Class A2..................        3.06%        12/15/47    $        40,692
                   Citigroup Commercial Mortgage Trust
         964,199      Series 2010-RR3, Class MLSR (a) (b).......        5.74%        06/14/50            970,175
                   Citigroup/Deutsche Bank Commercial Mortgage
                      Trust
         917,826      Series 2007-CD4, Class A1A (a)............        5.29%        12/11/49            921,916
         861,629      Series 2007-CD4, Class A4.................        5.32%        12/11/49            864,548
                   Commercial Mortgage Loan Trust
         597,981      Series 2008-LS1, Class A1A (a)............        6.30%        12/10/49            617,306
                   Commercial Mortgage Trust
       1,690,558      Series 2007-GG9, Class A4.................        5.44%        03/10/39          1,696,382
          51,966      Series 2012-CR1, Class A2.................        2.35%        05/15/45             52,120
                   GS Mortgage Securities Trust
          18,528      Series 2011-GC5, Class A2.................        3.00%        08/10/44             18,518
                   JP Morgan Chase Commercial Mortgage
                      Securities Corp.
         154,331      Series 2012-C8, Class A2..................        1.80%        10/15/45            154,826
                   JP Morgan Chase Commercial Mortgage
                      Securities Trust
       2,121,307      Series 2007-CB18, Class A1A (a)...........        5.43%        06/12/47          2,128,100
                   LB-UBS Commercial Mortgage Trust
       3,582,715      Series 2007-C7, Class A3 (a)..............        5.87%        09/15/45          3,690,882
                   Morgan Stanley Capital I Trust
         331,281      Series 2007-T27, Class A1A (a)............        5.64%        06/11/42            337,753
       2,419,763      Series 2007-T27, Class A4 (a).............        5.64%        06/11/42          2,462,817
         974,816      Series 2012-C4, Class A2..................        2.11%        03/15/45            976,986
                   Morgan Stanley RE-Remic Trust
       1,149,107      Series 2009-GG10, Class A4A (a) (b).......        5.79%        08/12/45          1,155,274
       1,917,762      Series 2010-GG10, Class A4A (a) (b).......        5.79%        08/15/45          1,928,055
                   Wachovia Bank Commercial Mortgage Trust
         672,649      Series 2007-C32, Class A1A (a)............        5.70%        06/15/49            681,717
          29,148      Series 2007-C32, Class A2 (a).............        5.70%        06/15/49             29,125
                   WFRBS Commercial Mortgage Trust
         330,711      Series 2012-C6, Class A2..................        2.19%        04/15/45            331,086
          81,241      Series 2014-C20, Class A1.................        1.28%        05/15/47             81,176
                                                                                                 ---------------
                                                                                                      27,618,229
                                                                                                 ---------------
                   TOTAL MORTGAGE-BACKED SECURITIES..........................................         29,127,942
                   (Cost $29,435,924)                                                            ---------------

ASSET-BACKED SECURITIES -- 0.4%

                   Aegis Asset Backed Securities Trust 2005-3
         213,959      Series 2005-3, Class M1 (a)...............        1.00%        08/25/35            212,402
                   Ameriquest Mortgage Securities, Inc.
         157,463      Series 2005-R11, Class A2D (a)............        0.86%        01/25/36            155,646
                   Bear Stearns Asset Backed Securities I Trust
         246,973      Series 2005-FR1, Class M1 (a).............        1.28%        06/25/35            246,109
                   Citigroup Mortgage Loan Trust
         322,304      Series 2005-OPT3, Class M2 (a)............        1.21%        05/25/35            321,081
                   First Franklin Mortgage Loan Trust
          38,325      Series 2005-FF6, Class M1 (a).............        1.16%        05/25/36             38,260


                        See Notes to Financial Statements                Page 19

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
ASSET-BACKED SECURITIES (CONTINUED)

                   Mercedes Benz Auto Lease Trust
$         60,000   Series 2015-A, Class A4......................        1.21%        10/15/20    $        60,033
                   New Century Home Equity Loan Trust
          42,929      Series 2005-3, Class M1 (a)...............        1.01%        07/25/35             43,018
                   Option One Mortgage Loan Trust
         286,917      Series 2005-1, Class A1A (a)..............        1.03%        02/25/35            285,291
         265,000   Series 2005-4, Class A4 (a)..................        0.89%        11/25/35            264,007
         165,903      Series 2005-5, Class A3 (a)...............        0.74%        12/25/35            165,394
                   RAMP
         105,479      Series 2005-EFC5, Class M1 (a)............        0.93%        10/25/35            105,338
                   USAA Auto Owner Trust
          91,747      Series 2014-1, Class A4...................        0.94%        05/15/19             91,750
                                                                                                 ---------------
                   TOTAL ASSET-BACKED SECURITIES.............................................          1,988,329
                   (Cost $1,988,123)                                                             ---------------

U.S. GOVERNMENT NOTES -- 0.2%

       1,000,000   U.S. Treasury Note...........................        0.63%        06/30/17          1,000,215
                                                                                                 ---------------
                   TOTAL U.S. GOVERNMENT NOTES...............................................          1,000,215
                   (Cost $999,300)                                                               ---------------

                   TOTAL INVESTMENTS -- 101.1%...............................................        463,549,639
                   (Cost $463,517,282) (c)

                   NET OTHER ASSETS AND LIABILITIES -- (1.1)%................................         (5,137,037)
                                                                                                 ---------------
                   NET ASSETS -- 100.0%......................................................    $   458,412,602
                                                                                                 ===============

-----------------------------

(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at October 31, 2016.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $51,046,162 or 11.1% of net assets.

(c) Aggregate cost for federal income tax purposes is $463,543,298. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $427,054 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $420,713.


Page 20                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2016         PRICES           INPUTS           INPUTS
                                                       -------------    -------------    -------------    -------------
Commercial Paper*..................................    $ 162,713,043    $          --    $ 162,713,043    $          --
Corporate Bonds*...................................      155,822,812               --      155,822,812               --
Foreign Corporate Bonds*...........................       66,458,535               --       66,458,535               --
U.S. Government Agency Mortgage-
   Backed Securities...............................       46,438,763               --       46,438,763               --
Mortgage-Backed Securities.........................       29,127,942               --       29,127,942               --
Asset-Backed Securities............................        1,988,329               --        1,988,329               --
U.S. Government Notes..............................        1,000,215               --        1,000,215               --
                                                       -------------    -------------    -------------    -------------
Total Investments..................................    $ 463,549,639    $          --    $ 463,549,639    $          --
                                                       =============    =============    =============    =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


                        See Notes to Financial Statements                Page 21

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value.....................................................    $  463,549,639
Cash......................................................................           117,042
Receivables:
   Interest...............................................................         1,030,283
   Reclaims...............................................................             3,328
                                                                              --------------
   Total Assets...........................................................       464,700,292
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased .......................................         6,202,342
   Investment advisory fees...............................................            85,348
                                                                              --------------
   Total Liabilities......................................................         6,287,690
                                                                              --------------
NET ASSETS................................................................    $  458,412,602
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $  460,266,810
Par value.................................................................            76,497
Accumulated net investment income (loss)..................................           305,136
Accumulated net realized gain (loss) on investments.......................        (2,268,198)
Net unrealized appreciation (depreciation) on investments.................            32,357
                                                                              --------------
NET ASSETS................................................................    $  458,412,602
                                                                              ==============
NET ASSET VALUE, per share................................................    $        59.93
                                                                              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................         7,649,724
                                                                              ==============
Investments, at cost......................................................    $  463,517,282
                                                                              ==============


Page 22                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest..................................................................    $    4,090,150
Dividends - Affiliated (See Note 2C)......................................            30,312
                                                                              --------------
   Total investment income................................................         4,120,462
                                                                              --------------
EXPENSES:
Investment advisory fees..................................................         1,422,534
   Less fees waived by the investment advisor.............................          (639,480)
                                                                              --------------
   Net expenses...........................................................           783,054
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................         3,337,408
                                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated.............................................           105,123
   Investments - Affiliated (See Note 2C).................................          (223,735)
                                                                              --------------
Net realized gain (loss)..................................................          (118,612)
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated.............................................           141,146
   Investments - Affiliated (See Note 2C).................................            78,707
                                                                              --------------
Net change in unrealized appreciation (depreciation)......................           219,853
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................           101,241
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $    3,438,649
                                                                              ==============


                        See Notes to Financial Statements                Page 23

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE                 FOR THE
                                                                                   YEAR                    YEAR
                                                                                  ENDED                   ENDED
                                                                                10/31/2016              10/31/2015
                                                                              --------------          --------------
OPERATIONS:
   Net investment income (loss)...........................................    $    3,337,408          $    3,254,542
   Net realized gain (loss)...............................................          (118,612)             (1,626,924)
   Net change in unrealized appreciation (depreciation)...................           219,853                (209,955)
                                                                              --------------          --------------
   Net increase (decrease) in net assets resulting from operations........         3,438,649               1,417,663
                                                                              --------------          --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................        (3,268,343)             (2,887,800)
                                                                              --------------          --------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................       823,475,697           2,912,255,614
   Cost of shares redeemed................................................      (515,062,269)         (3,328,309,273)
                                                                              --------------          --------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions........................................................       308,413,428            (416,053,659)
                                                                              --------------          --------------
   Total increase (decrease) in net assets................................       308,583,734            (417,523,796)

NET ASSETS:
   Beginning of period....................................................       149,828,868             567,352,664
                                                                              --------------          --------------
   End of period..........................................................    $  458,412,602          $  149,828,868
                                                                              ==============          ==============
   Accumulated net investment income (loss) at end of period..............    $      305,136          $      413,174
                                                                              ==============          ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................         2,499,724               9,450,001
   Shares sold............................................................        13,750,000              66,800,000
   Shares redeemed as a result of reverse share split (See Note 4) .......                --             (18,300,277)
   Shares redeemed........................................................        (8,600,000)            (55,450,000)
                                                                              --------------          --------------
   Shares outstanding, end of period......................................         7,649,724               2,499,724
                                                                              ==============          ==============


Page 24                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                    FOR THE PERIOD
                                                                      YEAR ENDED OCTOBER 31,         8/5/2014 (a)
                                                                  -------------------------------      THROUGH
                                                                       2016             2015        10/31/2014 (b)
                                                                  --------------   --------------   --------------
Net asset value, beginning of period...........................     $    59.94       $    60.04       $    60.00
                                                                    ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................           0.47             0.43             0.06
Net realized and unrealized gain (loss)........................           0.09            (0.26)            0.04
                                                                    ----------       ----------       ----------
Total from investment operations...............................           0.56             0.17             0.10
                                                                    ----------       ----------       ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................          (0.57)           (0.27)           (0.06)
                                                                    ----------       ----------       ----------
Net asset value, end of period.................................     $    59.93       $    59.94       $    60.04
                                                                    ==========       ==========       ==========
TOTAL RETURN (c)...............................................           0.94%            0.29%            0.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  458,413       $  149,829       $  567,353
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................           0.45%            0.45%            0.45% (d)
Ratio of net expenses to average net assets....................           0.25%            0.23%            0.26% (d)
Ratio of net investment income (loss) to average net assets....           1.06%            0.51%            0.64% (d)
Portfolio turnover rate (e)....................................            115%             406%               0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-2 reverse share split on November 10, 2014. The net asset value reported on October 31, 2014 prior to the reverse share split restatement was $30.02.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions, if any.


                        See Notes to Financial Statements                Page 25

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the "Fund"), which trades under the ticker "FTSM" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund will invest at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds and money market securities. The Fund may also invest in investment companies, such as ETFs, that invest in primarily Fixed Income Securities. The Fund will limit its investments in asset-backed securities and non-agency mortgage-backed securities (in the aggregate) to 20% of its net assets. The Fund may also invest up to 20% of its net assets in floating rate loans. The floating rate loans will represent amounts borrowed by companies or other entities from banks and other lenders and a significant portion of such floating rate loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2016

      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management (for corporate debt only);
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
     12)    the borrower's/issuer's competitive position within the industry;
     13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2016

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. AFFILIATED TRANSACTIONS

The Fund may invest in affiliated funds. Dividend income, realized gains and losses, and change in appreciation (depreciation) from the affiliated fund are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated fund.

Amounts related to this investment for the fiscal year ended October 31, 2016 are as follows:

                                                  SHARE ACTIVITY
                               -----------------------------------------------------
                               BALANCE AT                                BALANCE AT      VALUE AT      DIVIDEND      REALIZED
SECURITY NAME                   10/31/15      PURCHASES       SALES       10/31/16       10/31/16       INCOME      GAIN (LOSS)
----------------------------   -----------   -----------   -----------   -----------   ------------   -----------   -----------
First Trust Senior Loan Fund     147,215         --           (147,215)      --        $    --        $  30,312     $  (223,735)

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

Distributions paid from:                             2016               2015
Ordinary income..............................    $  3,268,343       $  2,887,800
Capital gain.................................              --                 --
Return of capital............................              --                 --

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2016

As of October 31, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income................    $    305,136
Accumulated capital and other gain (loss)....      (2,242,182)
Net unrealized appreciation (depreciation)...           6,341

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had $2,242,182 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:


                                    ACCUMULATED
            ACCUMULATED            NET REALIZED
          NET INVESTMENT            GAIN (LOSS)
           INCOME (LOSS)          ON INVESTMENTS          PAID-IN CAPITAL
         -----------------       -----------------       -----------------
            $ (177,103)             $ (494,380)              $ 671,483

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2016

Pursuant to the Investment Management Agreement between the Trust and Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.45% of its average daily net assets. Pursuant to contractual agreements, First Trust has agreed to waive management fees of 0.20% of average daily net assets until March 1, 2018. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2018. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the portion of the management fees earned by First Trust from the Fund for assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) upon termination of the Fund's management agreement with First Trust; however, it is expected to remain in place at least until March 1, 2018. First Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                             4. REVERSE SHARE SPLIT

On October 29, 2014, the Trust's Board of Trustees approved a one-for-two reverse share split, whereby each share of the Fund outstanding as of the close of business on November 7, 2014 automatically converted to one-half share as of the opening of business on November 10, 2014. For the fiscal year ended October 31, 2015, the share transactions on the Statements of Changes in Net Assets reflect the actual transactions, including the impact of the reverse share split. As a result of the reverse share split, fractional shares totaling 277 shares were redeemed and paid out to shareholders. The reverse share split had no impact on the overall value of a shareholder's investment in the Fund.

                      5. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2016, were $66,984,257 and $236,332,978, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2016 were $25,955,394 and $121,250,345, respectively.

For the fiscal year ended October 31, 2016, the Fund had no in-kind transactions.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2016

determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2018.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On November 21, 2016, the Fund declared a distribution of $0.06 per share to shareholders of record on November 25, 2016, payable November 30, 2016.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENHANCED SHORT MATURITY
ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Short Maturity ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Enhanced Short Maturity ETF as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891;
(2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders between the period January 1, 2016 and October 31, 2016 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2016, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASSET-BACKED AND MORTGAGE-RELATED SECURITIES RISK. The risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Extension risk is prevalent when in a period of rising interest rates, the Fund holds mortgage-related securities and such securities exhibit additional volatility. Prepayment risk is prevalent when in a period of declining interest rates, borrowers may pay off their mortgages sooner than expected. Prepayments can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

CALL RISK. If an issuer calls higher yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2016 (UNAUDITED)

FLOATING RATE LOAN RISK. An investment in floating rate loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high yield securities, the bid offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the Fixed Income Securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term Fixed Income Securities and higher for longer term Fixed Income Securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the Fixed Income Security's expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of Fixed Income Securities with shorter durations tend to be less sensitive to interest rate changes than Fixed Income Securities with longer durations. As the value of a Fixed Income Security changes over time, so will its duration. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Fund's investment advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by the Fund's investment advisor.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and meet redemptions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2016 (UNAUDITED)

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SOVEREIGN DEBT RISK. Investments in debt securities issued by foreign governments ("Sovereign Debt") involve special risks because the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

VOLATILITY RISK. The market price and net asset value of the Fund's shares and the Fund's yield will change daily. There may be instances when the Fund will experience large in flows and out flows, which will significantly alter the Fund's size. At times, these fluctuations may negatively impact the Fund's yield, result in increased transaction costs for the Fund and contribute to the overall volatility of the Fund. The risk will be more prevalent when the Fund is smaller in size, such as during the Fund's invest up period. An investor may lose money by investing in this Fund because this Fund is not a money market fund and may experience significant fluctuations in its net asset value.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Enhanced Short Maturity ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2016 (UNAUDITED)

Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds which were also exchange-traded funds ("ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and considered the background and experience of the persons responsible for the day-to-day management of the Fund's investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor agreed to waive its unitary fee in an amount equal to 0.20% of the Fund's average daily net assets and to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waivers, was below the median total
(net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2016 (UNAUDITED)

information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the MPI Peer Group average but outperformed the benchmark index for the one-year period ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2016 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND              ELECTED                  PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND         OR APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner  Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                       137        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2016 (UNAUDITED)


    NAME, ADDRESS          POSITION AND OFFICES       TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST            LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer, BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)
                                                                            (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012),
D.O.B.: 08/72                                                               Guggenheim Funds Investment Advisors, LLC/
                                                                            Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                                                 Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                    o Since Inception      Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                       Senior Vice President (September 2005 to July
  Suite 400                                          o Since Inception      2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to
120 E. Liberty Drive,                                                       Present), Vice President (August 2005 to
  Suite 400                                          o Since Inception      September 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                           First Trust Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

FIRST TRUST


First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Strategic Income
ETF (FDIV)

Annual Report
For the Year Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 17
Statement of Operations...................................................... 18
Statements of Changes in Net Assets.......................................... 19
Financial Highlights......................................................... 20
Notes to Financial Statements................................................ 21
Report of Independent Registered Public Accounting Firm...................... 32
Additional Information....................................................... 33
Board of Trustees and Officers............................................... 40
Privacy Policy............................................................... 42

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and/or Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Strategic Income ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust Strategic Income ETF.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

The primary investment objective of the First Trust Strategic Income ETF (the "Fund") is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the Fund's investment advisor. The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a sub-advisor (each, a "Management Team"), which employ their respective investment strategies. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol "FDIV."

The Fund's investment categories are: (i) high yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv) international sovereign bonds, including emerging markets debt; (v) equity securities of Energy Infrastructure Companies, certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Teams may seek to gain exposure to the Fund's investment categories through investments in exchange-traded funds. The Fund seeks to achieve its objectives by having each Management Team focus on those instruments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

---------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                             1 Year Ended        Inception (8/13/14)        Inception (8/13/14)
                                               10/31/16              to 10/31/16                to 10/31/16
FUND PERFORMANCE
NAV                                             8.67%                   3.77%                      8.54%
Market Price                                    9.65%                   3.96%                      8.99%

INDEX PERFORMANCE
Blended Index(1)                                7.30%                   1.99%                      4.46%
Barclays Capital U.S. Aggregate Bond Index      4.38%                   3.23%                      7.29%
Russell 3000(R) Index                           4.24%                   5.66%                     12.97%
---------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1) The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, BofA Merrill Lynch Fixed Rate Preferred Securities Index, BofA Merrill Lynch U.S. High Yield Index, Barclays EM USD Aggregate Index and Barclays U.S. MBS Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indices are unmanaged and an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

-----------------------------------------------------------
                                               % OF TOTAL
ASSET CLASSIFICATION                          INVESTMENTS
-----------------------------------------------------------
Exchange-Traded Funds                            43.18%
Common Stocks                                    24.29
Master Limited Partnerships                      10.84
U.S. Government Agency Mortgage-
   Backed Securities                             10.27
$25 Par Preferred Securities                      4.15
Real Estate Investment Trusts                     2.64
Foreign Sovereign Bonds                           2.57
Mortgage-Backed Securities                        1.49
Asset-Backed Securities                           0.57
                                                -------
     Total                                      100.00%
                                                =======

-----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
First Trust Senior Loan Fund                     12.47%
First Trust Preferred Securities and
   Income ETF                                    12.47
First Trust Emerging Markets Local
   Currency Bond ETF                              6.68
iShares J.P. Morgan USD Emerging
   Markets Bond ETF                               6.57
First Trust Tactical High Yield ETF               4.14
Enterprise Products Partners, L.P.                1.53
Citigroup, Inc., Series K                         1.17
Spectra Energy Partners, L.P.                     1.04
AmTrust Financial Services, Inc.                  0.99
Morgan Stanley, Series F                          0.99
                                                -------
     Total                                       48.05%
                                                =======

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               AUGUST 13, 2014 - OCTOBER 31, 2016

            First Trust Strategic       Blended       Barclays Capital U.S.      Russell 3000(R)
                 Income ETF             Index(1)      Aggregate Bond Index            Index
8/13/14            $10,000              $10,002              $10,003                 $10,000
10/31/14            10,177               10,129               10,080                  10,371
4/30/15             10,330               10,191               10,288                  10,863
10/31/15             9,989                9,735               10,280                  10,837
4/30/16             10,436               10,006               10,571                  10,844
10/31/16            10,856               10,446               10,731                  11,297

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2014 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
8/14/14 - 10/31/14      16          0          0           0          35          5          0           0
11/1/14 - 10/31/15      36          6          6           2         152         33          9           7
11/1/15 - 10/31/16      69         16          7           3         125         27          3           2

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

First Trust Advisors L.P. ("First Trust" or the "Advisor"), 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the First Trust Strategic Income ETF ("FDIV" or the "Fund"). The following serve as investment sub-advisors (each, a "Sub-Advisor") to the Fund: First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor, which employ their respective investment strategies.

                           PORTFOLIO MANAGEMENT TEAM

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee, which determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets, consists of:

o DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR OF FIRST TRUST;

o     DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR OF FIRST
      TRUST;

o     JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST;

o ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST; o TODD LARSON, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST;

o     JOHN GAMBLA, CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST;

o     ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST; AND

o     CHRIS A. PETERSON, CFA, PORTFOLIO MANAGER OF FIRST TRUST

ADVISOR PORTFOLIO MANAGERS

o WILLIAM HOUSEY, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF FIRST TRUST, LEVERAGED FINANCE TEAM;

o     SCOTT D. FRIES, SENIOR VICE PRESIDENT OF FIRST TRUST, LEVERAGED FINANCE
      TEAM;

o JEREMIAH CHARLES, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST, FTA-MORTGAGE BACKED SECURITIES TEAM; AND

o JAMES SNYDER, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST, FTA-MORTGAGE BACKED SECURITIES TEAM.

SUB-ADVISOR PORTFOLIO MANAGERS

o JAMES J. MURCHIE, FOUNDER, CHIEF EXECUTIVE OFFICER, CO-PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     DEREK FULTON, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      FTGP.

o     LEONARDO DACOSTA, PORTFOLIO MANAGER OF FTGP.

o     RICHARD BERNSTEIN, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      RBA.

o     SCOTT T. FLEMING, PRESIDENT AND CHIEF INVESTMENT OFFICER OF STONEBRIDGE.

                                   COMMENTARY

FIRST TRUST STRATEGIC INCOME ETF

The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to seek risk-adjusted income. The Fund's secondary objective is capital appreciation. There is no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

A year ago, we noted that three factors were looming large over the market: a slowdown in global economic growth, the uncertainty over the future direction of crude oil prices, and the Federal Reserve's approach to monetary policy. A year later, the only factor that has changed in a meaningful way is the price of crude oil. The rate of global economic growth has remained sluggish, in our opinion. In October 2016, the International Monetary Fund (IMF) released a forecast projecting a global GDP growth rate of 3.1% for 2016, no change from 2015. That is down considerably from the 5.4% growth rate registered in 2010. The IMF is, however, projecting a 3.5% growth rate for 2017. While the Federal Reserve (the "Fed") did initiate a federal funds rate hike of 25 basis points ("bps") on December 16, 2015, bringing the upper bound of its target rate to 0.50%, the Fed did not follow up with any additional rate hikes in the first 10 months of 2016. Brian Wesbury, Chief Economist at FT Advisors L.P., has expressed the view that even when the Fed begins to raise rates in earnest, it will take many rate hikes to get its monetary policy to where it would be

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

considered tight. Wesbury views the first few hikes as the Fed being less loose. From October 30, 2015 through October 31, 2016, the price of crude oil rose from $46.59 to $46.86 per barrel, or a gain of just 0.58%, but did climb as high as $51.60 at the close of October 19, 2016, according to Bloomberg. We believe the key development was that the price of crude oil bounced off its multi-year low of $26.21 on February 11, 2016. Crude oil had been as high as $107.26 per barrel (June 20, 2014) for the three-year period ended October 31, 2016, according to Bloomberg. The Organization of the Petroleum Exporting Countries (OPEC) announced on September 28, 2016 that its members would reduce crude oil production from around 33.24 million barrels per day ("bpd") to a range of 32.5 to 33.0 million bpd, according to Reuters. Less production could help support higher crude oil prices moving forward, in our opinion.

In March 2015, Swiss Re released a report that stated that the Fed's low interest rate policy cost savers an estimated $470 billion in interest income between 2008 and 2013. Based on Swiss Re's math, by the close of 2016, savers will have been shortchanged by an estimated $752 billion, according to Money Morning. Swiss Re noted that the segments of the population suffering the most are those nearing retirement and retirees. As we noted, even if the Fed lifts the federal funds rate a number of times, short-term interest rates will still be sitting at very low levels. Investors in need of a relatively high level of current income will have to assume more risk to attain it, and one of the primary methods for mitigating risk over time is through diversification and asset allocation, in our opinion.

PERFORMANCE ANALYSIS

The Fund generated a net asset value ("NAV") return of 8.67% for the 12-month period ended October 31, 2016. During the same period, the Blended Index generated a return of 7.30% and the Russell 3000(R) Index generated a return of 4.24%. The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, BofA Merrill Lynch Fixed Rate Preferred Securities Index, BofA Merrill Lynch U.S. High Yield Index, Barclays EM USD Aggregate Index and Barclays U.S. MBS Index.

The Fund invests in six investment categories which are: high-yield corporate bonds and floating-rate bank loans, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies, and dividend-paying U.S. exchange-traded equity securities. The Fund may seek exposure to these investment categories through investment in exchange-traded funds. The weight assigned to each investment category is determined on a periodic basis. As of October 31, 2016, the highest-weighted investment category was the dividend-paying U.S. exchange-traded equity securities and the lowest-weighted investment category was equity securities of Energy Infrastructure Companies. All six investment categories have had positive performance for the one-year time period.

The performance for the high-yield corporate bonds and floating-rate bank loans underperformed the overall performance of the Fund. The avoidance of the energy, metals and mining industries was a headwind as they were some of the top performing industries in the asset class. The overweight position within the healthcare industry was also a headwind to performance as there were an abundance of negative headlines and more modest returns due to the more defensive nature of the industry.

Mortgage-related investments were the largest detractor on the overall Fund performance. The mortgage-related investments appreciated mildly, on a total return basis, over the last 12 months as mortgage yields declined by approximately 25 bps on the year. The yield curve was primarily flatter as ten-to-30-year maturity yields declined by over 30 bps, whereas two-year yields were higher and five-year yields were down only 21 bps. Mortgage-related investments benefitted from a barbell maturity strategy positioned for the flatter yield curve, but performance was dampened by the shorter duration maintained in the bond rally.

The performance of preferred securities had a positive impact on the overall performance of the Fund. The positive performance from preferred securities was a result of a favorable low interest rate environment and continued investor demand for high income producing securities. The preferred securities in the Fund outperformed the preferred securities benchmark due to security selection within retail $25 par preferred securities and an overweight in fixed-to-float securities.

The relative performance of international sovereign bonds was in-line with the overall performance of the Fund. Emerging markets benefitted from the rebound in commodity prices, the slow pace of Fed interest rate hikes and stable U.S. dollar. As the outlook for economic growth has improved across emerging markets, investors have benefitted from the high yields on offer and stronger currencies.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

The equity securities of Energy Infrastructure Companies had the largest positive impact on the overall Fund performance. Performance benefited from positions in regulated electric utilities and pipeline-related MLPs that generate stable non-cyclical cash flows and are legal or natural monopolies.

The dividend-paying U.S. exchange-traded equity securities contributed positively to the Fund's overall performance. Performance was primarily helped by securities in the utilities, information technology, financials, and industrials sectors, while it was hurt by the energy and health care sectors. In terms of industries, positive contributions were driven by exposure to the following areas: banks, multi-utilities, semiconductors & semiconductor equipment, electric utilities, equity real estate investment trusts and hotels, restaurants & leisure. Industry detractors included exposure to the following: energy equipment & services, specialty retail, pharmaceuticals and capital markets. A breakdown of performance by market cap reveals that large-cap securities contributed most positively. A significant allocation across both small-cap and mid-cap market segments also helped increase the Fund's overall performance.

MARKET/FUND OUTLOOK

Following are market observations to provide some perspective on the current economic climate:

Corporate Earnings/Revenue Growth: At this point in the calendar year, it makes sense to look ahead to 2017. Investors should be looking at earnings and revenue growth projections as potential catalysts for driving valuations higher, in our opinion. In dollar terms, Bloomberg's 2017 consensus annual earnings estimate for the S&P 500(R) Index was $133.04 as of the writing of this report. That was up from an estimated $118.89 for 2016. At the writing of this report, the estimated revenue growth rate for the S&P 500(R) Index for 2017 was 6.50%, according to Bloomberg. That was up significantly from an estimated 1.84% for 2016.

Default Rates: Moody's reported that its global speculative-grade default rate stood at 4.7% at the end of October, according to its own release. It sees the rate falling to 4.3% by December 2016, and then falling to 3.3% by October 2017. Moody's puts the historical average default rate at 4.2% since 1983. Year-to-date, there were 124 defaults and 60% of them were in commodity-related sectors. The U.S. speculative-grade default rate stood at 5.6% at the end of October. It sees the U.S. rate rising to 5.7% by December 2016, but then falling to 4.1% by October 2017. The default rate on senior loans stood at 2.35% in October, according to S&P Capital IQ.

Stock Dividends: The S&P Dow Jones Indices, which track approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions increased by a net (increases less decreases) $6.0 billion in Q3'16, according to its own release. For the 12-month period ended Q3'16, dividend increases (net) totaled $20.8 billion, down 55.8% from the $47.1 billion posted for the 12-month period ended Q3'15. In Q3'16, there were 427 dividend increases, down from the 497 increases in Q3'15. The number of dividends cut or suspended in Q3'16 totaled 115, up from the 105 cut or suspended in Q3'15. Energy issues accounted for 39.0% of the dividend reductions and 33% of the dollar cuts in Q3'16, which reflects improvement from Q2'16's 43% and 71% dividend and dollar cuts, according to Howard Silverblatt, senior index analyst at S&P Dow Jones Indices.

Fund Flows: For the 12-month period ended October 31, 2016, investors liquidated an estimated net $120 million from Morningstar's Multisector Bond fund category, according to its own release. Morningstar tracks capital flows to both open-end funds and exchange-traded funds. Year-to-date through October 31, 2016, however, investors funneled an estimated net $4.72 billion into the group. In October 2016, net estimated inflows totaled $366 million.

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Strategic Income ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED
                                                                                       EXPENSE RATIO     EXPENSES PAID
                                                  BEGINNING            ENDING          BASED ON THE        DURING THE
                                                ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                 MAY 1, 2016      OCTOBER 31, 2016      PERIOD (a)         PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC INCOME ETF (FDIV)
Actual                                            $1,000.00          $1,040.20             0.55%             $2.82
Hypothetical (5% return before expenses)          $1,000.00          $1,022.37             0.55%             $2.80

(a) These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 41.3%

                  CAPITAL MARKETS -- 41.3%
          26,250  First Trust Emerging Markets Local Currency Bond ETF (a).....................................  $     1,115,888
         106,640  First Trust Preferred Securities and Income ETF (a)..........................................        2,082,679
          43,048  First Trust Senior Loan Fund (a).............................................................        2,083,523
          14,322  First Trust Tactical High Yield ETF (a)......................................................          691,753
             745  iShares 20+ Year Treasury Bond ETF...........................................................           97,781
             420  iShares 7-10 Year Treasury Bond ETF..........................................................           46,225
           9,567  iShares J.P. Morgan USD Emerging Markets Bond ETF............................................        1,097,239
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................        7,215,088
                  (Cost $7,034,162)                                                                              ---------------

COMMON STOCKS -- 23.3%

                  BANKS -- 1.1%
           1,210  Bank of Hawaii Corp..........................................................................           90,932
           3,139  CVB Financial Corp...........................................................................           52,672
             702  NBT Bancorp, Inc.............................................................................           23,664
             871  WesBanco, Inc................................................................................           28,665
                                                                                                                 ---------------
                                                                                                                         195,933
                                                                                                                 ---------------

                  CAPITAL MARKETS -- 0.6%
           4,077  Federated Investors, Inc., Class B...........................................................          110,079
                                                                                                                 ---------------

                  COMMERCIAL SERVICES & SUPPLIES -- 0.1%
             692  McGrath RentCorp.............................................................................           20,829
                                                                                                                 ---------------

                  COMMUNICATIONS EQUIPMENT -- 0.8%
           4,245  Cisco Systems, Inc...........................................................................          130,237
                                                                                                                 ---------------

                  DISTRIBUTORS -- 0.7%
           1,338  Genuine Parts Co.   .........................................................................          121,209
                                                                                                                 ---------------

                  DIVERSIFIED CONSUMER SERVICES -- 0.2%
             485  Capella Education Co.........................................................................           35,454
                                                                                                                 ---------------

                  ELECTRIC UTILITIES -- 3.3%
           1,785  ALLETE, Inc..................................................................................          109,403
             572  Alliant Energy Corp..........................................................................           21,765
             689  American Electric Power Co., Inc.............................................................           44,675
             345  Duke Energy Corp.............................................................................           27,607
             387  Emera, Inc. (CAD)............................................................................           13,497
             762  Eversource Energy............................................................................           41,956
           3,692  Hawaiian Electric Industries, Inc............................................................          108,914
             527  NextEra Energy, Inc..........................................................................           67,456
           3,187  Xcel Energy, Inc.............................................................................          132,419
                                                                                                                 ---------------
                                                                                                                         567,692
                                                                                                                 ---------------

                  FOOD PRODUCTS -- 0.8%
           8,826  Flowers Foods, Inc...........................................................................          136,980
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.8%
             185  Atmos Energy Corp............................................................................           13,762
             640  Chesapeake Utilities Corp....................................................................           40,992
             421  New Jersey Resources Corp....................................................................           14,293
             726  Northwest Natural Gas Co.....................................................................           42,689


Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2016

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  GAS UTILITIES (CONTINUED)
             607  UGI Corp.....................................................................................  $        28,098
                                                                                                                 ---------------
                                                                                                                         139,834
                                                                                                                 ---------------

                  HEALTH CARE PROVIDERS & SERVICES -- 0.7%
           3,879  Owens & Minor, Inc...........................................................................          125,874
                                                                                                                 ---------------

                  HOTELS, RESTAURANTS & LEISURE -- 1.6%
           2,761  Carnival Corp................................................................................          135,565
           1,015  Cracker Barrel Old Country Store, Inc........................................................          140,070
                                                                                                                 ---------------
                                                                                                                         275,635
                                                                                                                 ---------------

                  HOUSEHOLD PRODUCTS -- 0.8%
           1,510  Procter & Gamble (The) Co....................................................................          131,068
                                                                                                                 ---------------

                  INSURANCE -- 1.6%
           2,648  Arthur J. Gallagher & Co.....................................................................          127,713
           2,639  Principal Financial Group, Inc...............................................................          144,089
                                                                                                                 ---------------
                                                                                                                         271,802
                                                                                                                 ---------------

                  INTERNET & DIRECT MARKETING RETAIL -- 0.1%
           1,085  PetMed Express, Inc..........................................................................           21,559
                                                                                                                 ---------------

                  IT SERVICES -- 0.7%
           2,331  Paychex, Inc.................................................................................          128,671
                                                                                                                 ---------------

                  LEISURE PRODUCTS -- 0.7%
           1,503  Hasbro, Inc..................................................................................          125,365
                                                                                                                 ---------------

                  MULTILINE RETAIL -- 0.8%
           1,967  Target Corp..................................................................................          135,192
                                                                                                                 ---------------

                  MULTI-UTILITIES -- 3.0%
           2,007  Avista Corp..................................................................................           83,090
           1,741  Consolidated Edison, Inc.....................................................................          131,533
             386  National Grid PLC, ADR.......................................................................           25,252
             989  Public Service Enterprise Group, Inc.........................................................           41,617
             573  SCANA Corp...................................................................................           42,035
             390  Sempra Energy................................................................................           41,769
           2,666  WEC Energy Group, Inc........................................................................          159,213
                                                                                                                 ---------------
                                                                                                                         524,509
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 2.2%
           1,623  Enbridge Income Fund Holdings, Inc. (CAD)....................................................           41,189
             316  Enbridge, Inc................................................................................           13,642
           1,316  Inter Pipeline Ltd. (CAD)....................................................................           27,285
           3,663  Kinder Morgan, Inc...........................................................................           74,835
             843  Targa Resources Corp.........................................................................           37,008
           3,212  TransCanada Corp.............................................................................          145,440
           1,692  Williams (The) Cos., Inc.....................................................................           49,406
                                                                                                                 ---------------
                                                                                                                         388,805
                                                                                                                 ---------------

                  PHARMACEUTICALS -- 0.8%
           3,522  Sanofi, ADR..................................................................................          136,971
                                                                                                                 ---------------

                  SPECIALTY RETAIL -- 0.2%
           1,140  Cato (The) Corp., Class A....................................................................           33,824
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2016

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
           3,680  Coach, Inc...................................................................................  $       132,075
           2,406  VF Corp......................................................................................          130,429
                                                                                                                 ---------------
                                                                                                                         262,504
                                                                                                                 ---------------

                  TRANSPORTATION INFRASTRUCTURE -- 0.2%
             399  Grupo Aeroportuario del Pacifico, S.A.B. de C.V., ADR........................................           38,555
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................        4,058,581
                  (Cost $3,918,138)                                                                              ---------------


     UNITS                                                 DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MASTER LIMITED PARTNERSHIPS -- 10.4%

                  CHEMICALS -- 0.3%
           2,292  Westlake Chemical Partners, L.P..............................................................           48,361
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.6%
           1,827  AmeriGas Partners, L.P.......................................................................           87,239
             416  Suburban Propane Partners, L.P...............................................................           13,391
                                                                                                                 ---------------
                                                                                                                         100,630
                                                                                                                 ---------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.5%
           3,493  NextEra Energy Partners, L.P. (b)............................................................           95,534
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 9.0%
           1,221  Alliance Holdings GP, L.P....................................................................           37,070
           3,470  Alliance Resource Partners, L.P..............................................................           86,750
             546  Buckeye Partners, L.P........................................................................           35,239
           4,994  Columbia Pipeline Partners, L.P..............................................................           79,904
           6,634  Enbridge Energy Partners, L.P................................................................          163,528
          10,137  Enterprise Products Partners, L.P............................................................          255,858
           1,630  EQT Midstream Partners, L.P..................................................................          122,038
           3,955  Holly Energy Partners, L.P...................................................................          120,825
           2,354  Magellan Midstream Partners, L.P.............................................................          158,259
           1,759  ONEOK Partners, L.P..........................................................................           69,903
           4,473  Plains All American Pipeline, L.P............................................................          135,800
           4,091  Spectra Energy Partners, L.P.................................................................          174,440
             868  Tallgrass Energy Partners, L.P...............................................................           39,260
           1,680  TC PipeLines, L.P............................................................................           87,629
                                                                                                                 ---------------
                                                                                                                       1,566,503
                                                                                                                 ---------------
                  TOTAL MASTER LIMITED PARTNERSHIPS............................................................        1,811,028
                  (Cost $1,659,687)                                                                              ---------------


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 9.8%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%
                  Federal Home Loan Mortgage Corporation
$         20,819     Series 1998-192, Class IO, IO, STRIPS........................     6.50%        02/01/28               4,817
             222     Series 2002-2495, Class UJ...................................     3.50%        07/15/32                 222
             631     Series 2003-2637, Class F (c)................................     0.93%        06/15/18                 632
          16,586     Series 2004-2776, Class QP...................................     4.00%        01/15/34              16,917


Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        154,271     Series 2006-3114, Class GI, IO (c)...........................     6.07%        02/15/36     $        36,741
          12,841     Series 2006-3200, Class PO, PO...............................      (d)         08/15/36              11,694
          17,856     Series 2007-3373, Class TO, PO...............................      (d)         04/15/37              16,952
          20,542     Series 2009-3589, Class ZW...................................     4.50%        10/15/39              23,512
          18,000     Series 2010-3626, Class ME...................................     5.00%        01/15/40              20,912
          11,589     Series 2011-3795, Class CA...................................     4.50%        05/15/39              11,863
           9,939     Series 2011-3851, Class SC (c)...............................     7.73%        05/15/40              10,123
          31,701     Series 2011-3917, Class AI, IO...............................     4.50%        07/15/26               3,326
          17,532     Series 2012-4101, Class QN...................................     3.50%        09/15/42              18,638
                  Federal National Mortgage Association
          10,673     Series 1992-205, Class Z.....................................     7.00%        11/25/22              11,686
          41,638     Series 1993-247, Class 2, IO, STRIPS.........................     7.50%        10/25/23               6,517
              45     Series 2002-19, Class PE.....................................     6.00%        04/25/17                  45
           8,837     Series 2002-94, Class HQ.....................................     4.50%        01/25/18               8,959
         141,147     Series 2003-339, Class 12, IO, STRIPS........................     6.00%        06/25/33              29,240
          21,310     Series 2003-W2, Class 1A1....................................     6.50%        07/25/42              24,885
          57,022     Series 2005-45, Class SR, IO (c).............................     6.19%        06/25/35              11,918
          18,516     Series 2006-125, Class FA (c)................................     0.81%        01/25/37              18,439
          27,481     Series 2008-24, Class WH.....................................     6.00%        02/25/38              35,489
         147,618     Series 2012-409, Class C17, IO, STRIPS.......................     4.00%        11/25/41              25,477
         112,463     Series 2015-14, Class IK, IO.................................     0.75%        03/25/45              13,075
                  Government National Mortgage Association
          65,014     Series 1999-30, Class S, IO (c)..............................     8.07%        08/16/29              15,474
           1,362     Series 2005-91, Class PC.....................................     5.50%        01/20/35               1,392
          52,384     Series 2012-34, Class SD, IO (c).............................     5.52%        03/16/42              10,831
          65,474     Series 2013-20, Class KI, IO.................................     5.00%        01/20/43              10,765
          72,073     Series 2013-67, Class PI, IO.................................     4.00%        12/16/42              10,934
                                                                                                                 ---------------
                                                                                                                         411,475
                                                                                                                 ---------------

                  PASS-THROUGH SECURITIES -- 7.5%
                  Federal Home Loan Mortgage Corporation
          89,249     Pool A47829..................................................     4.00%        08/01/35              95,786
          84,554     Pool A94951..................................................     4.00%        11/01/40              91,899
          44,948     Pool A95134..................................................     4.50%        11/01/40              49,399
          50,813     Pool A97601..................................................     4.50%        03/01/41              56,874
          57,571     Pool G06501..................................................     4.00%        04/01/41              62,146
          19,006     Pool O20138 (c)..............................................     5.00%        11/01/30              21,106
          51,064     Pool Q05201..................................................     4.00%        12/01/41              55,146
          79,230     Pool U90316..................................................     4.00%        10/01/42              85,935
                  Federal National Mortgage Association
          44,522     Pool AB2265..................................................     4.00%        02/01/41              48,721
          80,976     Pool AH1568..................................................     4.50%        12/01/40              89,195
          15,426     Pool AI1191..................................................     4.50%        04/01/41              16,974
          55,494     Pool AI7800..................................................     4.50%        07/01/41              60,990
          37,437     Pool AJ5299..................................................     4.00%        11/01/41              40,948
          58,410     Pool AJ5300..................................................     4.00%        11/01/41              63,421
          55,246     Pool AK3103..................................................     4.00%        02/01/42              59,759
          68,199     Pool AL3484..................................................     4.50%        10/01/42              75,085
          28,983     Pool AO4133..................................................     3.50%        06/01/42              30,760
          22,321     Pool AP4795..................................................     3.50%        09/01/42              23,615


                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         21,089     Pool AT2887..................................................     3.50%        04/01/43     $        22,311
          28,719     Pool AU3741..................................................     3.50%        08/01/43              30,482
          82,864     Pool AU4726..................................................     4.00%        09/01/43              89,982
                  Government National Mortgage Association
          21,408     Pool 3500....................................................     5.50%        01/20/34              24,280
          13,226     Pool 3513....................................................     5.00%        02/20/34              14,860
          34,912     Pool 3555....................................................     5.00%        05/20/34              39,204
          50,223     Pool 609116..................................................     4.50%        02/15/44              56,084
                                                                                                                 ---------------
                                                                                                                       1,304,962
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        1,716,437
                  (Cost $1,678,842)                                                                              ---------------

                                                                                      STATED         STATED
     SHARES                                 DESCRIPTION                                RATE         MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
$25 PAR PREFERRED SECURITIES -- 4.0%

                  BANKS -- 1.1%
           6,815  Citigroup, Inc., Series K (c)...................................     6.88%          (e)                195,522
                                                                                                                 ---------------

                  CAPITAL MARKETS -- 1.4%
           3,150  Legg Mason, Inc.................................................     6.38%        03/15/56              84,105
           5,699  Morgan Stanley, Series F (c)....................................     6.88%          (e)                165,613
                                                                                                                 ---------------
                                                                                                                         249,718
                                                                                                                 ---------------

                  INSURANCE -- 1.0%
           6,223  AmTrust Financial Services, Inc.................................     7.50%        09/15/55             166,029
                                                                                                                 ---------------

                  INTERNET SOFTWARE & SERVICES -- 0.5%
           3,110  eBay, Inc.......................................................     6.00%        02/01/56              82,571
                                                                                                                 ---------------
                  TOTAL $25 PAR PREFERRED SECURITIES...........................................................          693,840
                  (Cost $685,094)                                                                                ---------------


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS -- 2.5%

                  EQUITY REAL ESTATE INVESTMENT TRUSTS -- 2.5%
           1,473  Life Storage, Inc............................................................................          118,797
           1,373  LTC Properties, Inc..........................................................................           68,801
           1,676  National Health Investors, Inc...............................................................          126,974
             591  Public Storage...............................................................................          126,309
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................          440,881
                  (Cost $434,457)                                                                                ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2016

   PRINCIPAL
     VALUE
     (LOCAL                                                                           STATED         STATED           VALUE
   CURRENCY)                                DESCRIPTION                               COUPON        MATURITY      (U.S. DOLLAR)
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
FOREIGN SOVEREIGN BONDS -- 2.5%

                  AUSTRALIA -- 0.1%
          20,000  Australia Government Bond, Series 137 (AUD).....................     2.75%        04/21/24     $        15,807
                                                                                                                 ---------------

                  BRAZIL -- 0.2%
         125,000  Brazil Notas Do Tesouro Nacional, Series NTNF (BRL).............    10.00%        01/01/17              39,033
                                                                                                                 ---------------

                  COLOMBIA -- 0.3%
     165,000,000  Colombian TES, Series B (COP)...................................     5.00%        11/21/18              53,741
                                                                                                                 ---------------

                  CZECH REPUBLIC -- 0.3%
       1,020,000  Czech Republic Government Bond, Series 89 (CZK).................     2.40%        09/17/25              48,980
                                                                                                                 ---------------

                  INDONESIA -- 0.3%
     517,000,000  Indonesia Treasury Bond, Series FR70 (IDR)......................     8.38%        03/15/24              42,198
                                                                                                                 ---------------

                  ISRAEL -- 0.1%
          50,000  Israel Government Bond, Series 1026 (ILS).......................     6.25%        10/30/26              18,260
                                                                                                                 ---------------

                  MALAYSIA -- 0.2%
         150,000  Malaysia Government Bond, Series 0111 (MYR).....................     4.16%        07/15/21              37,036
                                                                                                                 ---------------

                  MEXICO -- 0.2%
         620,000  Mexican Bonos, Series M 20 (MXN)................................    10.00%        12/05/24              40,853
                                                                                                                 ---------------

                  PERU -- 0.1%
          30,000  Peru Government Bond (PEN)......................................     7.84%        08/12/20               9,889
                                                                                                                 ---------------

                  POLAND -- 0.2%
         150,000  Poland Government Bond, Series 1019 (PLN).......................     5.50%        10/25/19              42,034
                                                                                                                 ---------------

                  SOUTH AFRICA -- 0.3%
         350,000  South Africa Government Bond, Series R186 (ZAR).................    10.50%        12/21/26              28,774
         300,000  South Africa Government Bond, Series R209 (ZAR).................     6.25%        03/31/36              16,210
                                                                                                                 ---------------
                                                                                                                          44,984
                                                                                                                 ---------------

                  TURKEY -- 0.2%
          55,000  Turkey Government Bond (TRY)....................................    10.50%        01/15/20              18,370
          60,000  Turkey Government Bond (TRY)....................................     8.00%        03/12/25              17,452
                                                                                                                 ---------------
                                                                                                                          35,822
                                                                                                                 ---------------
                  TOTAL FOREIGN SOVEREIGN BONDS................................................................          428,637
                  (Cost $490,651)                                                                                ---------------

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES -- 1.4%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
                  ABN AMRO Mortgage Corp.
$         15,815     Series 2003-6, Class 2A2.....................................     4.50%        05/25/18              15,895
                  Banc of America Alternative Loan Trust
          37,989     Series 2004-7, Class 4A1.....................................     5.00%        08/25/19              38,525
                  BCAP LLC Trust
          38,566     Series 2011-R11, Class 30A5 (c) (f)..........................     2.89%        01/26/34              38,095


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  JPMorgan Resecuritization Trust
$         11,727     Series 2009-7, Class 5A1 (c) (f).............................     6.00%        02/27/37     $        11,774
                  Residential Accredit Loans, Inc.
          24,172     Series 2003-QS5, Class A2 (c)................................    13.78%        03/25/18              25,335
          16,310     Series 2003-QS20, Class CB...................................     5.00%        11/25/18              16,458
                  Wells Fargo Alternative Loan Trust
           2,168     Series 2007-PA5, Class 2A1...................................     6.00%        11/25/22               2,180
                                                                                                                 ---------------
                                                                                                                         148,262
                                                                                                                 ---------------

                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.6%
                  Morgan Stanley Re-REMIC Trust
         100,000     Series 2010-GG10, Class A4B (c) (f)..........................     5.79%        08/15/45             100,712
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................          248,974
                  (Cost $249,379)                                                                                ---------------

ASSET-BACKED SECURITIES -- 0.5%
                  Ameriquest Mortgage Securities, Inc.
          16,509     Series 2004-R6, Class A1 (c).................................     0.95%        07/25/34              16,365
                  First Alliance Mortgage Loan Trust
          53,438     Series 1999-1, Class A1......................................     7.18%        06/20/30              53,756
                  Home Equity Asset Trust
           7,810     Series 2004-5, Class A3 (c)..................................     1.57%        11/25/34               7,817
                  Lehman XS Trust
          16,976     Series 2005-2, Class 1A2 (c).................................     1.23%        08/25/35              16,321
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................           94,259
                  (Cost $92,709)                                                                                 ---------------

                  TOTAL INVESTMENTS -- 95.7%...................................................................       16,707,725
                  (Cost $16,243,119)(g)

                  NET OTHER ASSETS AND LIABILITIES -- 4.3%.....................................................          752,680
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $    17,460,405
                                                                                                                 ===============

-----------------------------

(a)   Investment in an affiliated fund.

(b) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(c) Floating or variable rate security. The interest rate shown reflects the rate in effect at October 31, 2016.

(d)   Zero coupon security.

(e)   Perpetual maturity.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $150,581 or 0.9% of net assets.

(g) Aggregate cost for federal income tax purposes is $16,430,958. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $622,243 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $345,476.

ADR   - American Depositary Receipt

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

PO    - Principal-Only Security

STRIPS - Separate Trading of Registered Interest and Principal of Securities.


Page 14                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2016

      Currency Abbreviations:
      AUD    Australian Dollar
      BRL    Brazilian Real
      CAD    Canadian Dollar
      COP    Colombian Peso
      CZK    Czech Koruna
      IDR    Indonesian Rupiah
      ILS    Israeli Shekel
      INR    Indian Rupee
      MYR    Malaysian Ringgit
      MXN    Mexican Peso
      PEN    Peruvian Nuevo Sol
      PLN    Polish Zloty
      RUB    Russian Ruble
      TRY    Turkish Lira
      USD    United States Dollar
      ZAR    South African Rand

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        ASSETS TABLE
                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2016           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Exchange-Traded Funds*............................   $     7,215,088   $      7,215,088    $            --    $            --
Common Stocks*....................................         4,058,581          4,058,581                 --                 --
Master Limited Partnerships*......................         1,811,028          1,811,028                 --                 --
U.S. Government Agency Mortgage-Backed
   Securities.....................................         1,716,437                 --          1,716,437                 --
$25 Par Preferred Securities*.....................           693,840            693,840                 --                 --
Real Estate Investment Trusts*....................           440,881            440,881                 --                 --
Foreign Sovereign Bonds**.........................           428,637                 --            428,637                 --
Mortgage-Backed Securities........................           248,974                 --            248,974                 --
Asset-Backed Securities...........................            94,259                 --             94,259                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total Investments.................................   $    16,707,725    $    14,219,418    $     2,488,307    $            --
                                                     ===============    ===============    ===============    ===============

                                                      LIABILITIES TABLE
                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2016           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Forward Foreign Currency Contracts***.............   $        (1,023)   $            --    $        (1,023)   $           --
                                                     ===============    ===============    ===============    ===============

*     See Portfolio of Investments for industry breakout.

**    See Portfolio of Investments for country breakout.

*** See the table of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


                        See Notes to Financial Statements                Page 15

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2016

                                              FORWARD FOREIGN CURRENCY CONTRACTS
                                            --------------------------------------
                                                                          PURCHASE VALUE       SALE VALUE       UNREALIZED
  SETTLEMENT                           AMOUNT             AMOUNT               AS OF             AS OF         APPRECIATION/
     DATE         COUNTERPARTY     PURCHASED (a)         SOLD (a)        OCTOBER 31, 2016   OCTOBER 31, 2016  (DEPRECIATION)
---------------  ---------------  ----------------  -------------------  -----------------  ----------------  ---------------
   11/01/16            BNS        INR    2,450,000  USD          36,726      $ 36,684          $ 36,726          $    (42)
   11/30/16           BNYM        USD       40,308  PLN         160,000        40,308            40,752              (444)
   11/30/16           BNYM        USD       17,486  TRY          55,000        17,486            17,662              (176)
   11/30/16            BNS        INR    2,450,000  USD          36,535        36,520            36,535               (15)
   11/30/16            BNS        RUB    2,340,000  USD          36,978        36,632            36,978              (346)
                                                                                                                 --------
Net Unrealized Appreciation (Depreciation).....................................................................  $ (1,023)
                                                                                                                 ========

(a)   Please see Portfolio of Investments for currency descriptions.

   Counterparty Abbreviations:
   BNS    Bank of Nova Scotia (The)
   BNYM   Bank of New York Mellon (The)


Page 16                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value - Unaffiliated...................................     $     10,733,882
Investments, at value - Affiliated.....................................            5,973,843
Cash...................................................................              262,935
Foreign currency, at value.............................................               12,917
Receivables:
   Capital shares sold.................................................            2,491,652
   Dividends...........................................................               20,811
   Interest............................................................               17,060
   Reclaims............................................................                1,178
                                                                            ----------------
     Total Assets......................................................           19,514,278
                                                                            ----------------
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts..........                1,023
Payables:
   Investment securities purchased.....................................            2,045,804
   Investment advisory fees............................................                7,046
                                                                            ----------------
     Total Liabilities.................................................            2,053,873
                                                                            ----------------
NET ASSETS.............................................................     $     17,460,405
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $     17,401,847
Par value..............................................................                3,500
Accumulated net investment income (loss)...............................                  790
Accumulated net realized gain (loss) on investments, futures contracts, forward foreign currency contracts, foreign currency transactions
   and written options.................................................             (409,036)
Net unrealized appreciation (depreciation) on investments, forward
   foreign currency contracts and foreign currency translation.........              463,304
                                                                            ----------------
NET ASSETS.............................................................     $     17,460,405
                                                                            ================
NET ASSET VALUE, per share.............................................     $          49.89
                                                                            ================
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................              350,002
                                                                            ================
Investments, at cost - Unaffiliated....................................     $     10,396,410
                                                                            ================
Investments, at cost - Affiliated......................................     $      5,846,709
                                                                            ================
Foreign currency, at cost (proceeds)...................................     $         13,261
                                                                            ================


                        See Notes to Financial Statements                Page 17

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Dividends - Unaffiliated...............................................     $        264,103
Dividends - Affiliated.................................................              272,836
Interest...............................................................               99,769
Foreign tax withholding................................................               (2,698)
                                                                            ----------------
   Total investment income.............................................              634,010
                                                                            ----------------

EXPENSES:
Investment advisory fees...............................................              140,243
Excise tax.............................................................                  109
                                                                            ----------------
   Total expenses......................................................              140,352
   Less fees waived by the investment advisor..........................              (50,056)
                                                                            ----------------
   Net expenses........................................................               90,296
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................              543,714
                                                                            ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..........................................              147,071
   Investments - Affiliated............................................             (144,887)
   Distribution of capital gains from investment companies.............                1,888
   Futures contracts...................................................                9,780
   Forward foreign currency contracts..................................                2,988
   Foreign currency transactions.......................................               (1,984)
   Written options.....................................................                2,907
                                                                            ----------------
Net realized gain (loss)...............................................               17,763
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..........................................              561,711
   Investments - Affiliated............................................              213,864
   Futures contracts...................................................               (3,433)
   Forward foreign currency contracts..................................               (1,415)
   Foreign currency translation........................................                  405
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................              771,132
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................              788,895
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $      1,332,609
                                                                            ================


Page 18                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                FOR THE             FOR THE
                                                                                  YEAR               YEAR
                                                                                 ENDED               ENDED
                                                                               10/31/2016         10/31/2015
                                                                             --------------     ---------------
OPERATIONS:
   Net investment income (loss)........................................      $      543,714     $       667,991
   Net realized gain (loss)............................................              17,763            (414,578)
   Net increase from payment by the advisor............................                  --              23,478
   Net change in unrealized appreciation (depreciation)................             771,132            (642,603)
                                                                             --------------     ---------------
   Net increase (decrease) in net assets resulting from operations.....           1,332,609            (365,712)
                                                                             --------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................            (656,004)           (559,024)
   Return of capital...................................................                  --            (208,980)
                                                                             --------------     ---------------
   Total distributions to shareholders.................................            (656,004)           (768,004)
                                                                             --------------     ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................           2,491,652                  --
   Cost of shares redeemed.............................................          (4,810,172)                 --
                                                                             --------------     ---------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions.....................................................          (2,318,520)                 --
                                                                             --------------     ---------------
   Total increase (decrease) in net assets.............................          (1,641,915)         (1,133,716)

NET ASSETS:
   Beginning of period.................................................          19,102,320          20,236,036
                                                                             --------------     ---------------
   End of period.......................................................      $   17,460,405     $    19,102,320
                                                                             ==============     ===============
   Accumulated net investment income (loss) at end of period...........      $          790     $        (2,815)
                                                                             ==============     ===============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.............................             400,002             400,002
   Shares sold.........................................................              50,000                  --
   Shares redeemed.....................................................            (100,000)                 --
                                                                             --------------     ---------------
   Shares outstanding, end of period...................................             350,002             400,002
                                                                             ==============     ===============


                        See Notes to Financial Statements                Page 19

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                  FOR THE PERIOD
                                                                  YEAR ENDED OCTOBER 31,          8/13/2014 (a)
                                                             ---------------------------------       THROUGH
                                                                  2016               2015           10/31/2014
                                                             ---------------    --------------    --------------
Net asset value, beginning of period                            $   47.76          $  50.59          $  50.00
                                                                ---------          --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         1.60              1.67              0.29
Net realized and unrealized gain (loss)                              2.45             (2.58) (b)         0.59
                                                                ---------          --------          --------
Total from investment operations                                     4.05             (0.91)             0.88
                                                                ---------          --------          --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                               (1.92)            (1.40)            (0.27)
Return of capital                                                      --             (0.52)            (0.02)
                                                                ---------          --------          --------
Total distributions                                                 (1.92)            (1.92)            (0.29)
                                                                ---------          --------          --------
Net asset value, end of period                                  $   49.89          $  47.76          $  50.59
                                                                =========          ========          ========
TOTAL RETURN (c)                                                     8.67%            (1.85)% (b)        1.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $  17,460          $ 19,102          $ 20,236
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                        0.85%             0.85%             0.85% (d)
Ratio of net expenses to average net assets                          0.55%             0.61%             0.69% (d)
Ratio of net investment income (loss) to average net assets          3.30%             3.37%             2.71% (d)
Portfolio turnover rate (e)                                            88%              125%               33%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) The Fund received a payment from the advisor in the amount of $23,478 in connection with a trade error. The payment from the advisor represents $0.06 per share and had no effect on the Fund's total return.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the advisor.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Strategic Income ETF (the "Fund"), which trades under the ticker "FDIV" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. The Fund's primary investment objective is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation.

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the Fund. The following serve as investment sub-advisors to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor (each, a "Management Team"), which employ their respective investment strategies. The Fund seeks to achieve its objectives by having each Management Team focus on those investments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

Under normal market conditions, the Fund will invest in various asset classes, which include high-yield corporate bonds, senior floating-rate loan interests, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs") and dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Team may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Team may seek exposure to these asset classes through investments in exchange-traded funds.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act.

-----------------------------

(1) Energy Infrastructure Companies are publicly-traded MLPs, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Common stocks, preferred stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's government leaders/officials (for sovereign debt only)
     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     13)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the fiscal year ended October 31, 2016, distributions of $113,784 received from MLPs have been reclassified as return of capital.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the forward foreign currency contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on

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--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

As of October 31, 2016, the Fund had no open futures contracts.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed futures contracts, exchange-listed options, exchange-listed options on futures contracts, and exchange-listed stock index options.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on purchased options are included in "Net realized gain (loss) on investments" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

As of October 31, 2016, the Fund had no open options contracts.

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in "Net realized gain (loss) on investments" on the Statement of Operations.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

H. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

I. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.

J. AFFILIATED TRANSACTIONS

The Fund may invest in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments for the fiscal year ended October 31, 2016 are as follows:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                                BALANCE AT    VALUE AT      DIVIDEND     REALIZED
         SECURITY NAME          10/31/15     PURCHASES       SALES        10/31/16     10/31/16       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
First Trust Emerging Markets
   Local Currency Bond ETF          6,600        25,250         (5,600)      26,250   $ 1,115,888   $    4,227   $       211
First Trust Low Duration
   Opportunities ETF                   --         2,781         (2,781)          --            --            5           544
First Trust Preferred
   Securities and Income ETF      166,265        30,285        (89,910)     106,640     2,082,679      127,838       (18,095)
First Trust Senior Loan Fund           --        43,048             --       43,048     2,083,523        5,535            --
First Trust Tactical High Yield
   ETF                             67,818         6,222        (59,718)      14,322       691,753      135,231      (127,547)
                                                                                      --------------------------------------
                                                                                      $ 5,973,843   $  272,836   $  (144,887)
                                                                                      ======================================


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

K. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

Distributions paid from:                              2016             2015
Ordinary income.................................  $     656,004    $     559,024
Capital gain....................................             --               --
Return of capital...............................             --          208,980

As of October 31, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $          --
Accumulated capital and other losses............       (221,442)
Net unrealized appreciation (depreciation) .....        276,500

L. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had $221,442 of non-expiring capital loss carryforwards for federal income tax purposes. During the taxable year ended October 31, 2016, the Fund utilized non-expiring capital loss carryforwards in the amount of $160,883.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:

                                  ACCUMULATED
                ACCUMULATED       NET REALIZED
               NET INVESTMENT     GAIN (LOSS)         PAID-IN
               INCOME (LOSS)     ON INVESTMENTS       CAPITAL
              ----------------  ----------------  ----------------
              $        115,895  $        (49,197) $        (66,698)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

M. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

N. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016 the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust Funds, including the Fund, from reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained the Sub-Advisors to provide recommendations to the Advisor regarding the selection and on-going monitoring of the securities in the Fund's investment portfolio. First Trust executes all transactions on behalf of the Fund, with the exception of the securities that are selected by FTGP. EIP, an affiliate of First Trust, provides recommendations regarding the selection of MLP securities for the Fund's investment portfolio and provides ongoing monitoring of the MLP securities, MLP affiliate and energy infrastructure securities in the Fund's investment portfolio selected by EIP. EIP exercises discretion only with respect to assets of the Fund allocated to EIP by the Advisor. FTGP, an affiliate of First Trust, selects international sovereign debt securities for the Fund's investment portfolio and provides ongoing monitoring of the international sovereign debt securities in the Fund's investment portfolio selected by FTGP. RBA provides recommendations regarding longer term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction. Stonebridge, an affiliate of First Trust, provides recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in the Fund's investment portfolio.

Pursuant to the Investment Management Agreement between the Trust and Advisor, First Trust will supervise the Sub-Advisors and their management of the investment of the Fund's assets and will pay EIP, FTGP, RBA and Stonebridge for their services as the Fund's sub-advisors. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated Funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with First Trust. First Trust does not have the right to recover the fees waived that are attributable to acquired fund fees and expenses on the shares of investment companies advised by First Trust. During the fiscal year ended October 31, 2016, the Advisor waived fees of $50,056.

During the fiscal year ended October 31, 2015, the Fund received a payment from the Advisor of $23,478 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2016, were $586,168 and $13,967,952, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2016 were $705,566 and $18,418,240, respectively.

For the fiscal year ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales were $1,927,396 and $0, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                              ASSET DERIVATIVES                    LIABILITY DERIVATIVES
                                     ------------------------------------   -----------------------------------
DERIVATIVE               RISK        STATEMENT OF ASSETS AND                STATEMENT OF ASSETS AND
INSTRUMENTS            EXPOSURE       LIABILITIES LOCATION       VALUE       LIABILITIES LOCATION       VALUE
------------------   -------------   -----------------------   ----------   -----------------------   ---------
                                     Unrealized appreciation                Unrealized depreciation
Forward foreign      Currency        on forward foreign                     on forward foreign
currency contracts   Risk            currency contracts        $       --   currency contracts        $   1,023


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION
----------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts        $ 2,988
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                           1,415)

INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on investments*                               (5,119)
Net realized gain (loss) on futures contracts                           9,780
Net realized gain (loss) on written options                             2,907
Net change in unrealized appreciation (depreciation) on
   futures contracts                                                   (3,433)

* Represents call options purchased.

During the fiscal year ended October 31, 2016, the notional values of forward foreign currency contracts opened and closed were $956,178 and $827,076, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

During the fiscal year ended October 31, 2016, the notional values of futures contracts opened and closed were $671,549 and $518,545, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.

Written options activity for the Fund for the fiscal year ended October 31, 2016 was as follows:

                                            NUMBER OF
WRITTEN OPTIONS                             CONTRACTS        PREMIUMS
---------------------------------------    -----------      -----------
Options outstanding at October 31, 2015        --             $    --
Options Written                                 5               4,771
Options Expired                                --                  --
Options Exercised                              --                  --
Options Closed                                 (5)             (4,771)
                                             -------          -------
Options outstanding at October 31, 2016        --             $    --
                                             =======          =======


During the fiscal year ended October 31, 2016, the number of purchased option contracts opened and closed were 4 and 4, respectively.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant'). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                                 7. BORROWINGS

The Trust on behalf of the Fund, along with First Trust Series Fund and First Trust Variable Insurance Trust, entered into a $135 million Credit Agreement (the "BNYM Line of Credit") with BNYM, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2016

loan is charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings during the fiscal year ended October 31, 2016.

                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2018.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On November 21, 2016, the Fund declared a distribution of $0.16 per share to shareholders of record on November 25, 2016, payable November 30, 2016.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC INCOME ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic Income ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic Income ETF as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 15, 2016

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2016, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


        Dividends Received Deduction        Qualified Dividend Income
       ------------------------------     ------------------------------
                   22.24%                             24.57%


                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

COVERED CALL RISK. The Fund may invest in covered call options. Covered call risk is the risk that the Fund will forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

ENERGY INFRASTRUCTURE COMPANIES RISK. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. The Fund invests in equity securities. The value of the shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK. The Fund invests in financial companies, including banks, thrifts and their holding companies. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)

national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term investments. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that the investment companies are advised by the Advisor.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and meet redemptions.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Management Teams will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

MORTGAGE SECURITIES RISK. The Fund invests in mortgage-related securities, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-related securities may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)

non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

SENIOR LOAN RISK. An investment in senior loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of First Trust Strategic Income ETF (the "Fund"), and First Trust Advisors L.P. ("First Trust" or the "Advisor"); the Investment Sub-Advisory Agreement (the "Stonebridge Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC ("Stonebridge"); the Investment Sub-Advisory Agreement (the "Richard Bernstein Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Richard Bernstein Advisors LLC ("Richard Bernstein"); the Investment Sub-Advisory Agreement (the "Energy Income Partners Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Energy Income Partners, LLC ("Energy Income Partners"); and the Investment Sub-Advisory Agreement (the "First Trust Global Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. ("First Trust Global"). The Stonebridge Sub-Advisory Agreement, the Richard Bernstein Sub-Advisory Agreement, the Energy Income Partners Sub-Advisory Agreement and the First Trust Global Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory Agreements." Stonebridge, Richard Bernstein, Energy Income Partners and First Trust Global are each referred to as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board approved the continuation of the Agreements for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds, compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fees for the Fund as compared to fees charged to other clients of the Sub-Advisors; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and each Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Global, and the Sub-Advisors; and information on the Advisor's and each Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered that the Fund is an actively-traded ETF and employs a multi-manager/multi-sleeve structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors and the strategic and tactical asset allocations among internal management teams and the Sub-Advisors, as well as the background and experience of the persons responsible for such services. The Board considered that Stonebridge and Richard Bernstein act as non-discretionary managers providing


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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)

model portfolio recommendations to the Advisor, and that while First Trust Global and Energy Income Partners act as discretionary investment advisors, First Trust executes the Fund's portfolio trades. The Board noted that members of First Trust's Mortgage Securities Team and Leveraged Finance Team participate in the management of the Fund and considered the experience of each Team and the resources available to them. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisors' and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor's discretionary or non-discretionary management, as applicable, of the portion of the Fund's assets allocated it. In considering each Sub-Advisor's services to the Fund, the Board noted the background and experience of each Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor and Sub-Advisors have managed the Fund consistent with the Fund's investment objectives and policies.

The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the Advisor pays each Sub-Advisor a separate sub-advisory fee from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services, sub-advisory and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor agreed to waive its unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and Sub-Advisors to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waiver, was below the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor limitations in creating peer groups for actively-managed ETFs and that three of the peer funds were open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes periodic performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to two benchmark indexes and a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average and the blended benchmark index for the one-year period ended December 31, 2015. The Board also noted that the Fund underperformed the Barclays Capital U.S. Aggregate Bond Index and the Russell 3000 Index for the one-year period ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the


Page 38


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)

estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that affiliates of the Advisor have ownership interests in Stonebridge, Energy Income Partners and First Trust Global and considered potential fall-out benefits to the Advisor from such ownership interests. The Board also considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with First Trust and, additionally, that the Fund provided assets under management to First Trust Global, an affiliate of First Trust and FTP. The Board noted that the Advisor does not maintain any soft-dollar arrangements.

With respect to the Stonebridge Sub-Advisory Agreement, the Board considered Stonebridge's expenses and noted Stonebridge's recent hiring of additional personnel. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and Stonebridge. The Board also considered information provided by Stonebridge with respect to the profitability of the Stonebridge Sub Advisory Agreement to Stonebridge. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Stonebridge from its relationship with the Fund, including potential fall-out benefits to Stonebridge from the ownership interest of an affiliate of the Advisor in Stonebridge. The Board noted that Stonebridge acts as non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund.

With respect to the Richard Bernstein Sub-Advisory Agreement, the Board considered Richard Bernstein's statements about economies of scale and noted that Richard Bernstein was profitable as a firm in 2015. The Board noted the potential fall-out benefits identified by Richard Bernstein as a result of its relationship with the Fund and the Advisor. The Board noted that Richard Bernstein acts as non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund.

With respect to the Energy Income Partners Sub-Advisory Agreement, the Board considered that Energy Income Partners' investment services expenses are primarily fixed, and that Energy Income Partners has made recent investments in infrastructure and personnel. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and Energy Income Partners. The Board considered that Energy Income Partners waived its entire sub-advisory fee under the Energy Income Partners Sub Advisory Agreement in 2015. The Board considered fall-out benefits that may be realized by Energy Income Partners from its relationship with the Fund, including the potential fall-out benefits to Energy Income Partners from the ownership interest of an affiliate of the Advisor in Energy Income Partners. The Board noted that Energy Income Partners does not provide trade execution services on behalf of the Fund.

With respect to the First Trust Global Sub-Advisory Agreement, the Board considered the First Trust Global's statements that expenses incurred in providing services to the Fund are of a fixed nature and that, at this time, no economies of scale have been identified in providing services to the Fund. The Board considered that First Trust Global waived its entire sub-advisory fee under the First Trust Global Sub-Advisory Agreement in 2015. The Board considered the Advisor's confirmation that it is committed to supporting First Trust Global. The Board considered the potential fall-out benefits to First Trust Global from being associated with the Advisor and the Fund. The Board noted that First Trust Global does not provide trade execution services on behalf of the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.


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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR               PRINCIPAL OCCUPATIONS                 OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                DURING PAST 5 YEARS                    TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        136        None
c/o First Trust Advisors L.P.                       Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            136        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                       136        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             136        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                           Covenant
120 E. Liberty Drive,           o Since Inception   Pelita Harapan Educational Foundation                        Transport Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Dew Learning LLC
                                                    (Educational Products and Services);
                                                    President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              136        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)

    NAME, ADDRESS               POSITION AND OFFICES       TERM OF OFFICE AND                  PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH                  WITH TRUST            LENGTH OF SERVICE                    DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
-----------------------------------------------------------------------------------------------------------------------------------
James M. Dykas               President and Chief          o Indefinite Term     Managing Director and Chief Financial Officer
120 E. Liberty Drive,        Executive Officer                                  (January 2016 to Present), Controller (January
  Suite 400                                               o Since January 2016  2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                               (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                                   L.P. and First Trust Portfolios L.P.; Chief
                                                                                Financial Officer, BondWave LLC (Software
                                                                                Development Company) (January 2016 to Present) and
                                                                                Stonebridge Advisors LLC (Investment Advisor)
                                                                                (January 2016 to Present)

Donald P. Swade              Treasurer, Chief Financial   o Indefinite Term     Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,        Officer and Chief                                  President (April 2012 to July 2016), First Trust
  Suite 400                  Accounting Officer           o Since January 2016  Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                               President (September 2006 to April 2012),
D.O.B.: 08/72                                                                   Guggenheim Funds Investment Advisors, LLC/
                                                                                Claymore Securities, Inc.

W. Scott Jardine             Secretary and Chief          o Indefinite Term     General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,        Legal Officer                                      First Trust Portfolios L.P.; Secretary and General
  Suite 400                                               o Since Inception     Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                                               Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist          Vice President               o Indefinite Term     Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                           Senior Vice President (September 2005 to July
  Suite 400                                               o Since Inception     2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                               Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher              Chief Compliance Officer     o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,        and Assistant Secretary                            and First Trust Portfolios L.P.
  Suite 400                                               o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin              Vice President               o Indefinite Term     Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                           and First Trust Portfolios L.P.
  Suite 400                                               o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland                  Vice President               o Indefinite Term     Senior Vice President (September 2012 to
120 E. Liberty Drive,                                                           Present), Vice President (August 2005 to
  Suite 400                                               o Since Inception     September 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                               First Trust Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

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


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


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS

Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

First Trust Global Portfolios Limited
8 Angel Court
London EC2R 7HJ

Richard Bernstein Advisors, LLC
120 West 45th Street, 36th Floor
New York, NY 10036

Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, Connecticut, 06897

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Low Duration Opportunities ETF (LMBS)

Annual Report
for the Year Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary ........................................................  5
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 28
Statement of Operations...................................................... 29
Statements of Changes in Net Assets.......................................... 30
Financial Highlights......................................................... 31
Notes to Financial Statements................................................ 32
Report of Independent Registered Public Accounting Firm...................... 41
Additional Information....................................................... 42
Board of Trustees and Officers............................................... 47
Privacy Policy............................................................... 49

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Low Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust Low Duration Opportunities ETF.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

The primary investment objective of the First Trust Low Duration Opportunities ETF (the "Fund") is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund is an actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the advisor. Jim Snyder and Jeremiah Charles are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio.

The Fund's investment categories are: (i) mortgage-related investments, including mortgage-backed securities that may be, but are not required to be, issued or guaranteed by the U.S. government or its agencies or instrumentalities; (ii) U.S. government securities, including callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity, and U.S. government inflation-indexed securities; and (iii) high yield debt, commonly referred to as "junk" debt. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade (as described in (iii) above), illiquid securities, and derivative instruments.

----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         AVERAGE ANNUAL            CUMULATIVE
                                                                                          TOTAL RETURNS           TOTAL RETURNS
                                                                      1 Year Ended     Inception (11/4/14)     Inception (11/4/14)
                                                                        10/31/16           to 10/31/16             to 10/31/16
FUND PERFORMANCE
NAV                                                                      7.49%                5.57%                  11.38%
Market Price                                                             8.09%                5.68%                  11.62%

INDEX PERFORMANCE
BofA Merrill Lynch 1-5 Year US Treasury & Agency Index                   1.54%                1.50%                   3.00%
----------------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

-----------------------------------------------------------
                                          % OF LONG-TERM
ASSET CLASSIFICATION                        INVESTMENTS
-----------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                  90.93%
Mortgage-Backed Securities                      5.54
Exchange-Traded Funds                           1.77
Asset-Backed Securities                         1.76
                                             --------
     Total                                    100.00%
                                             ========

-----------------------------------------------------------
                                          % OF TOTAL LONG
                                           FIXED-INCOME
CREDIT QUALITY(1)                       INVESTMENTS & CASH
-----------------------------------------------------------
Government                                     92.60%
AAA                                             1.30
AA+                                             0.99
AA                                              0.03
AA-                                             0.08
A+                                              0.14
A                                               0.01
A-                                              0.06
BBB+                                            0.31
BBB-                                            0.04
Below Investment Grade                          0.92
Not Rated                                       3.52
Cash                                            0.00*
                                             --------
     Total                                    100.00%
                                             ========

* Amount is less than 0.01%


-----------------------------------------------------------
                                          % OF LONG-TERM
TOP TEN HOLDINGS                            INVESTMENTS
-----------------------------------------------------------
Federal National Mortgage
   Association, Pool AO3529                     3.44%
Federal Home Loan Mortgage
   Corporation, Series 2016-4559,
   Class ML                                     2.03
Federal National Mortgage
   Association, Pool AT2720                     1.93
Federal National Mortgage
   Association, Series 2007-28,
   Class ZA                                     1.76
Federal National Mortgage
   Association, Pool AB2959                     1.55
Federal National Mortgage
   Association, Pool MA1373                     1.52
Federal National Mortgage
   Association, Pool MA0443                     1.45
Federal National Mortgage
   Association, Pool AS9194                     1.36
Federal National Mortgage
   Association, Pool AI9124                     1.34
iShares 20+ Year Treasury Bond ETF              1.15
                                             --------
     Total                                     17.53%
                                             ========

-----------------------------

(1) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                NOVEMBER 4, 2014 - OCTOBER 31, 2016

            First Trust Low Duration    BofA Merrill Lynch 1-5 Year
               Opportunities ETF        US Treasury & Agency Index
11/4/14             $10,000                       $10,000
4/30/15              10,236                        10,097
10/31/15             10,362                        10,144
4/30/16              10,725                        10,256
10/31/16             11,138                        10,301

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD        0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
11/5/14 - 10/31/15     144          40          0          1          62          3           0          0
11/1/15 - 10/31/16     178           7          0          0          66          1           0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Low Duration Opportunities ETF (the "Fund" or "LMBS"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor or sub-advisor for seven mutual fund portfolios, ten exchange-traded trusts consisting of 114 series and 15 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JIM SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER


                                   COMMENTARY

MARKET RECAP

The long dated maturity segment of the U.S. bond market rallied in 2016, led by the 30 Year Treasury, which saw its yield decline by 34 basis points ("bps"). The long end outperformed the 5 Year Treasury with a yield curve bull flattening of 13 bps. The year ended October 31, 2016 began with a significant rally in intermediate and long maturities and saw ongoing rate volatility as the market reacted to a wavering Federal Reserve ("Fed") and the shock of Britain's vote to leave the European Union ("Brexit"). Post-Brexit, the market began to focus on improving U.S. fundamentals and the risk-off decline in yield slowly dissipated. Mortgage-backed securities ("MBS") spreads tightened modestly on the year, in 4 bps to close at 15 bps option-adjusted spread ("OAS").

PERFORMANCE ANALYSIS

During the year ended October 31, 2016, the First Trust Low Duration Opportunities Fund (the "Fund") returned 7.49% at NAV. Since the Fund's November 4, 2014 inception, the Fund has returned 5.57% on an average annual basis at NAV.

During the year ended October 31, 2016, the BofA Merrill Lynch 1-5 Year US Treasury & Agency Index (GVA0) (the "Index") returned 1.54%. Since the Fund's inception, the Index has returned 1.50% on an average annual basis.

The Fund's weighted average effective duration during the year ended October 31, 2016, ranged from a low of 1.66 years to a high of 2.49 years.

In 2016, the Fund outperformed the Index by 5.95% net of fees on an NAV basis and has cumulatively outperformed the Index by 4.07% on an average annual basis since inception. Although we maintained a defensive duration in the portfolio relative to the mortgage benchmark during 2016, the Fund was able to outperform by reducing MBS basis exposure, rotating some MBS exposure out of the Index and into higher-coupon, lower-duration pools, maintaining higher cash balances, and increasing its allocation to shorter, high-yielding and high credit quality Non-Agency RMBS & CMBS. In addition, the portfolio benefited from out-of-Index investments in longer maturity treasuries, which benefited from the flatter yield curve shifts over the year.

MARKET OUTLOOK

The year ended October 31, 2016 saw the Fed delay interest rate policy normalization, possibly focused on political events and their corresponding impacts on capital markets. Brexit created a very short-term market dislocation but was very quickly reversed. We believe that the Fed will finally begin increasing the funding rate with a potential of four hikes during the 2016-2017 period. The labor markets have tightened substantially over the past year, now accompanied by the long-awaited income and wage growth. The numerous goal posts that the Fed has set as obstacles to policy normalization seem to have been met, and therefore we now see an impatient committee that is signaling to the financial markets to be prepared for monetary tightening. We believe we are ready for the new regime.

Given our views and outlook on the markets, we plan to continue to manage the fund defensively versus the Index from a duration standpoint while maintaining our ongoing strategy of barbelling our duration across the yield curve with higher yielding, out-of-Index assets allocated on the short end. We continue to be bearish on the MBS Index and as such anticipate maintaining an underweight on the MBS basis.

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Low Duration Opportunities ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX MONTH         SIX MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016        PERIOD           PERIOD (a)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
Actual                                               $1,000.00          $1,038.50             0.65%             $3.33
Hypothetical (5% return before expenses)             $1,000.00          $1,021.87             0.65%             $3.30

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 85.2%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.9%
                  Federal Home Loan Mortgage Corporation
$          2,122     Series 1989-74, Class F......................................     6.00%        10/15/20     $         2,211
              52     Series 1990-172, Class J.....................................     7.00%        07/15/21                  53
             119     Series 1990-186, Class E.....................................     6.00%        08/15/21                 124
             237     Series 1990-188, Class H.....................................     7.00%        09/15/21                 251
         147,189     Series 1992-133, Class B, IO, STRIPS.........................     8.50%        06/01/22              26,493
           7,262     Series 1992-205, Class A (a).................................     0.98%        05/15/23               7,299
          45,877     Series 1993-1498, Class I (a)................................     1.68%        04/15/23              46,940
          35,662     Series 1993-1552, Class I (a)................................     1.01%        08/15/23              35,419
           1,076     Series 1993-1577, Class PK...................................     6.50%        09/15/23               1,170
         223,695     Series 1993-1630, Class PK...................................     6.00%        11/15/23             244,406
           2,654     Series 1993-1643, Class PK...................................     6.50%        12/15/23               2,903
           3,964     Series 1998-2089, Class PJ, IO...............................     7.00%        10/15/28                 451
          20,203     Series 1998-2102, Class Z....................................     6.00%        12/15/28              22,867
             220     Series 2001-2390, Class WD...................................     5.50%        12/15/16                 220
          89,327     Series 2002-48, Class 1A (a).................................     5.38%        07/25/33             105,906
         150,747     Series 2002-2410, Class OG...................................     6.38%        02/15/32             193,441
         271,879     Series 2002-2427, Class GE...................................     6.00%        03/15/32             314,217
           7,545     Series 2002-2519, Class AH...................................     5.00%        11/15/17               7,658
          25,985     Series 2003-58, Class 2A.....................................     6.50%        09/25/43              30,557
         288,422     Series 2003-225, Class PO, PO, STRIPS........................      (b)         11/01/33             243,499
          87,010     Series 2003-2557, Class HL...................................     5.30%        01/15/33              96,681
         168,230     Series 2003-2564, Class AC...................................     5.50%        02/15/33             191,955
         737,766     Series 2003-2574, Class PE...................................     5.50%        02/15/33             836,569
       1,247,000     Series 2003-2581, Class LL...................................     5.25%        03/15/33           1,416,617
           1,281     Series 2003-2586, Class ND...................................     4.50%        03/15/18               1,304
         490,000     Series 2003-2613, Class LL...................................     5.00%        05/15/33             557,885
         250,910     Series 2003-2626, Class ZX...................................     5.00%        06/15/33             311,923
           1,229     Series 2003-2646, Class MX...................................     4.00%        11/15/32               1,229
         822,178     Series 2004-2793, Class PE...................................     5.00%        05/15/34             912,462
          61,396     Series 2004-2863, Class PO, PO...............................      (b)         10/15/31              60,531
         382,564     Series 2004-2890, Class ZA...................................     5.00%        11/15/34             426,165
         639,200     Series 2004-2907, Class DZ...................................     4.00%        12/15/34             669,992
         261,158     Series 2005-232, Class IO, IO, STRIPS........................     5.00%        08/01/35              57,060
       1,140,533     Series 2005-234, Class IO, IO, STRIPS........................     4.50%        10/01/35             177,259
         296,079     Series 2005-3031, Class BI, IO (a)...........................     6.16%        08/15/35              70,436
          16,383     Series 2005-3074, Class ZH...................................     5.50%        11/15/35              21,121
           1,389     Series 2005-3076, Class PG...................................     5.50%        10/15/34               1,395
          23,423     Series 2005-3077, Class TO, PO...............................      (b)         04/15/35              21,422
         268,612     Series 2006-72, Class A1 (a).................................     0.73%        03/25/36             264,873
         163,428     Series 2006-237, Class PO, PO, STRIPS........................      (b)         05/15/36             148,782
         934,386     Series 2006-238, Class 8, IO, STRIPS.........................     5.00%        04/15/36             166,724
         741,089     Series 2006-243, Class 11, IO, STRIPS (a)....................     7.28%        08/15/36             212,297
          29,417     Series 2006-3100, Class PO, PO...............................      (b)         01/15/36              27,491
         450,108     Series 2006-3114, Class GI, IO (a)...........................     6.07%        02/15/36             107,197
         179,566     Series 2006-3117, Class EO, PO...............................      (b)         02/15/36             164,031
          20,010     Series 2006-3117, Class OK, PO...............................      (b)         02/15/36              17,545
          26,774     Series 2006-3117, Class ZU...................................     6.00%        02/15/36              34,331
           7,536     Series 2006-3122, Class ZW...................................     6.00%        03/15/36               9,739
           9,916     Series 2006-3134, Class PO, PO...............................      (b)         03/15/36               9,214
          22,081     Series 2006-3138, Class PO, PO...............................      (b)         04/15/36              19,842
          71,175     Series 2006-3150, Class DZ...................................     5.50%        05/15/36              80,673


                        See Notes to Financial Statements                Page 7

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        485,725     Series 2006-3152, Class MO, PO...............................      (b)         03/15/36     $       459,599
         189,552     Series 2006-3200, Class PO, PO...............................      (b)         08/15/36             172,628
         132,345     Series 2007-3274, Class B....................................     6.00%        02/15/37             146,277
         168,332     Series 2007-3314, Class OW, PO...............................      (b)         05/15/37             150,204
             367     Series 2007-3317, Class PG...................................     5.00%        04/15/36                 371
          37,404     Series 2007-3340, Class PF (a)...............................     0.83%        07/15/37              37,264
           4,865     Series 2007-3346, Class FA (a)...............................     0.76%        02/15/19               4,860
             424     Series 2007-3347, Class PF (a)...............................     0.88%        01/15/36                 424
          68,057     Series 2007-3349, Class MY...................................     5.50%        07/15/37              76,859
          66,463     Series 2007-3373, Class TO, PO...............................      (b)         04/15/37              63,097
         275,389     Series 2007-3403, Class OB, PO...............................      (b)         12/15/37             254,359
         425,829     Series 2008-3420, Class AZ...................................     5.50%        02/15/38             494,571
          91,851     Series 2009-3523, Class SD (a)...............................    18.19%        06/15/36             126,778
         542,739     Series 2009-3542, Class ZP...................................     5.00%        06/15/39             662,284
          50,000     Series 2009-3550, Class LL...................................     4.50%        07/15/39              58,386
         783,145     Series 2009-3571, Class SB, IO (a)...........................     5.57%        09/15/34              66,350
         156,921     Series 2009-3607, Class BO, PO...............................      (b)         04/15/36             148,333
          14,504     Series 2009-3611, Class PO, PO...............................      (b)         07/15/34              13,759
         198,648     Series 2010-3637, Class LJ...................................     3.50%        02/15/25             203,861
          57,000     Series 2010-3645, Class WD...................................     4.50%        02/15/40              65,715
         661,000     Series 2010-3667, Class PL...................................     5.00%        05/15/40             764,339
          47,543     Series 2010-3699, Class FD (a)...............................     1.13%        07/15/40              47,836
         146,714     Series 2010-3699, Class QI, IO...............................     5.50%        02/15/39               7,350
         200,000     Series 2010-3714, Class PB...................................     4.75%        08/15/40             237,760
         324,694     Series 2010-3735, Class JI, IO...............................     4.50%        10/15/30              46,430
             651     Series 2010-3740, Class KC...................................     4.00%        07/15/37                 652
         661,092     Series 2010-3740, Class SC, IO (a)...........................     5.47%        10/15/40             111,114
          41,610     Series 2010-3752, Class KF (a)...............................     1.03%        12/15/37              41,813
          64,977     Series 2010-3770, Class GZ...................................     4.50%        10/15/40              76,246
         285,000     Series 2010-3780, Class AV...................................     4.00%        04/15/31             316,870
         122,558     Series 2011-3785, Class LS (a)...............................     8.83%        01/15/41             151,226
           3,547     Series 2011-3795, Class ED...................................     3.00%        10/15/39               3,650
          10,148     Series 2011-3795, Class KA...................................     4.00%        11/15/24              10,163
          15,823     Series 2011-3820, Class DA...................................     4.00%        11/15/35              16,284
         171,764     Series 2011-3820, Class GZ...................................     5.00%        03/15/41             208,934
         300,000     Series 2011-3820, Class NC...................................     4.50%        03/15/41             349,119
          26,167     Series 2011-3824, Class FA (a)...............................     0.68%        03/15/26              26,107
         104,489     Series 2011-3828, Class SY (a)...............................    11.60%        02/15/41             150,929
          54,597     Series 2011-3842, Class BS (a)...............................    20.11%        04/15/41             111,998
         300,000     Series 2011-3844, Class PC...................................     5.00%        04/15/41             355,798
         170,341     Series 2011-3860, Class PZ...................................     5.00%        05/15/41             210,681
          98,853     Series 2011-3862, Class TO, PO...............................      (b)         05/15/41              93,004
          53,544     Series 2011-3864, Class FW (a)...............................     0.93%        02/15/41              53,798
         400,000     Series 2011-3890, Class ME...................................     5.00%        07/15/41             478,112
         172,831     Series 2011-3902, Class MA...................................     4.50%        07/15/39             179,138
         251,298     Series 2011-3925, Class ZD...................................     4.50%        09/15/41             305,751
       4,556,664     Series 2011-3926, Class SH, IO (a)...........................     6.02%        05/15/40             554,347
       1,616,215     Series 2012-267, Class S5, IO, STRIPS (a)....................     5.47%        08/15/42             316,553
         206,919     Series 2012-278, Class F1, STRIPS (a)........................     0.98%        09/15/42             207,742
         678,000     Series 2012-4000, Class PY...................................     4.50%        02/15/42             790,244
          19,000     Series 2012-4012, Class GC...................................     3.50%        06/15/40              20,164


Page 8                  See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         39,704     Series 2012-4015, Class KB...................................     1.75%        05/15/41     $        36,080
       1,259,572     Series 2012-4021, Class IP, IO...............................     3.00%        03/15/27             115,227
         878,979     Series 2012-4026, Class GZ...................................     4.50%        04/15/42           1,069,592
       1,788,600     Series 2012-4030, Class IL, IO...............................     3.50%        04/15/27             184,698
         285,216     Series 2012-4038, Class CS (a)...............................    10.42%        04/15/42             321,160
       7,033,624     Series 2012-4054, Class AI, IO...............................     3.00%        04/15/27             643,606
          24,954     Series 2012-4076, Class QB...................................     1.75%        11/15/41              24,813
         512,965     Series 2012-4090, Class YZ...................................     4.50%        08/15/42             628,258
         111,354     Series 2012-4097, Class ES, IO (a)...........................     5.57%        08/15/42              21,980
         747,000     Series 2012-4098, Class PE...................................     4.00%        08/15/42             848,745
       1,183,226     Series 2012-4103, Class HI, IO...............................     3.00%        09/15/27             102,212
         115,873     Series 2012-4116, Class AS, IO (a)...........................     5.62%        10/15/42              23,163
       5,717,158     Series 2012-4132, Class AI, IO...............................     4.00%        10/15/42           1,023,300
       1,549,769     Series 2012-4136, Class TU, IO (a)...........................     4.50%        08/15/42             257,066
         625,109     Series 2012-4145, Class YI, IO...............................     3.00%        12/15/27              50,714
       1,202,578     Series 2013-299, Class S1, IO, STRIPS (a)....................     5.47%        01/15/43             259,335
       1,707,882     Series 2013-304, Class C37, IO, STRIPS.......................     3.50%        12/15/27             191,162
       5,722,770     Series 2013-304, Class C40, IO, STRIPS.......................     3.50%        09/15/26             490,142
         702,650     Series 2013-4177, Class GL...................................     3.00%        03/15/33             731,667
       1,485,091     Series 2013-4213, Class MZ...................................     4.00%        06/15/43           1,662,801
         700,000     Series 2013-4247, Class AY...................................     4.50%        09/15/43             822,011
         122,589     Series 2013-4261, Class GS (a)...............................     9.51%        01/15/41             142,882
       1,075,427     Series 2013-4278, Class HI, IO...............................     4.00%        12/15/28             114,662
         831,676     Series 2014-326, Class S2, IO, STRIPS (a)....................     5.42%        03/15/44             186,147
         140,379     Series 2014-4316, Class XZ...................................     4.50%        03/15/44             166,114
         203,067     Series 2014-4352, Class ZX...................................     4.00%        04/15/44             225,107
         344,229     Series 2015-4520, Class AI, IO...............................     3.50%        10/15/35              54,465
         504,529     Series 2015-4522, Class JZ...................................     2.00%        01/15/45             482,980
         219,897     Series 2016-4546, Class PZ...................................     4.00%        12/15/45             235,859
         372,231     Series 2016-4546, Class ZT...................................     4.00%        01/15/46             403,054
       5,122,570     Series 2016-4559, Class ML...................................     3.50%        10/15/27           5,144,829
         114,259     Series 2016-4568, Class MZ...................................     4.00%        04/15/46             124,756
       4,608,410     Series 2016-4591, Class GI, IO...............................     4.00%        12/15/44             816,672
         771,702     Series 2016-4600, Class WT...................................     3.50%        07/15/36             831,636
       1,490,237     Series 2016-4615, Class GT (a)...............................     4.00%        10/15/42           1,552,316
                  Federal National Mortgage Association
          79,299     Series 1989-81, Class G......................................     9.00%        11/25/19              83,401
             451     Series 1990-11, Class G......................................     6.50%        02/25/20                 467
          26,463     Series 1990-13, Class E......................................     9.00%        02/25/20              28,635
          87,910     Series 1990-79, Class J......................................     9.00%        07/25/20              94,310
          54,105     Series 1990-98, Class J......................................     9.00%        08/25/20              57,845
           1,629     Series 1990-108, Class G.....................................     7.00%        09/25/20               1,735
           2,101     Series 1990-109, Class J.....................................     7.00%        09/25/20               2,203
          32,032     Series 1990-112, Class G.....................................     8.50%        09/25/20              34,394
         130,408     Series 1991-30, Class PN.....................................     9.00%        10/25/21             138,451
             539     Series 1992-44, Class ZQ.....................................     8.00%        07/25/22                 556
          15,029     Series 1992-185, Class ZB....................................     7.00%        10/25/22              16,456
           1,678     Series 1993-3, Class K.......................................     7.00%        02/25/23               1,843
          35,447     Series 1993-39, Class Z......................................     7.50%        04/25/23              39,670
           3,959     Series 1993-46, Class FH (a).................................     1.28%        04/25/23               3,906
         114,621     Series 1993-214, Class 2, IO, STRIPS.........................     7.50%        03/25/23              17,899


                        See Notes to Financial Statements                 Page 9

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        925,017     Series 1993-222, Class 2, IO, STRIPS.........................     7.00%        06/25/23     $       140,520
          52,075     Series 1993-230, Class FA (a)................................     1.13%        12/25/23              52,215
             667     Series 1994-24, Class H, PO..................................      (b)         11/25/23                 638
         111,967     Series 1996-51, Class AY, IO.................................     7.00%        12/18/26              23,383
         144,833     Series 1997-10, Class SA, IO (a).............................     8.36%        03/18/27              34,167
          23,714     Series 1998-37, Class VZ.....................................     6.00%        06/17/28              25,969
          22,927     Series 1999-49, Class SC, IO (a).............................     7.37%        10/25/17                 411
       1,478,401     Series 2000-45, Class SD, IO (a).............................     7.41%        12/18/30             299,628
          20,347     Series 2001-8, Class SE, IO (a)..............................     8.07%        02/17/31               1,643
         458,481     Series 2001-34, Class SR, IO (a).............................     7.56%        08/18/31              66,718
           5,725     Series 2001-42, Class SB (a).................................     8.50%        09/25/31               7,253
          35,737     Series 2001-46, Class F (a)..................................     0.94%        09/18/31              35,705
          18,685     Series 2001-314, Class 1, PO, STRIPS.........................      (b)         07/25/31              16,965
           6,058     Series 2002-22, Class G......................................     6.50%        04/25/32               6,778
         225,444     Series 2002-30, Class Z......................................     6.00%        05/25/32             259,955
             618     Series 2002-74, Class LE.....................................     5.00%        11/25/17                 626
         223,901     Series 2002-320, Class 2, IO, STRIPS.........................     7.00%        04/25/32              61,142
         239,167     Series 2002-323, Class 6, IO, STRIPS.........................     6.00%        01/25/32              46,426
         650,074     Series 2002-324, Class 2, IO, STRIPS.........................     6.50%        07/25/32             150,807
         277,421     Series 2002-329, Class 1, PO, STRIPS.........................      (b)         01/25/33             252,817
           7,502     Series 2003-21, Class OA.....................................     4.00%        03/25/33               7,854
         189,897     Series 2003-32, Class UI, IO.................................     6.00%        05/25/33              47,010
          42,669     Series 2003-38, Class FA (a).................................     0.90%        03/25/23              42,660
         437,000     Series 2003-45, Class JB.....................................     5.50%        06/25/33             490,300
          84,859     Series 2003-63, Class F1 (a).................................     0.83%        11/25/27              85,334
          48,433     Series 2003-109, Class YB....................................     6.00%        11/25/33              57,234
          76,352     Series 2003-119, Class ME....................................     4.50%        04/25/33              78,299
         871,567     Series 2003-343, Class 2, IO, STRIPS.........................     4.50%        10/25/33             166,134
         134,063     Series 2003-348, Class 17, IO, STRIPS........................     7.50%        12/25/33              34,130
         182,555     Series 2003-348, Class 18, IO, STRIPS (a)....................     7.50%        12/25/33              46,837
         122,266     Series 2003-W1, Class 1A1 (a)................................     5.61%        12/25/42             137,816
          35,503     Series 2003-W10, Class 1A4...................................     4.51%        06/25/43              38,169
         133,577     Series 2003-W12, Class 1A8...................................     4.55%        06/25/43             145,448
         249,411     Series 2004-25, Class LC.....................................     5.50%        04/25/34             281,115
         224,033     Series 2004-25, Class UC.....................................     5.50%        04/25/34             256,368
          31,770     Series 2004-28, Class ZH.....................................     5.50%        05/25/34              41,335
          10,679     Series 2004-36, Class TA.....................................     5.50%        08/25/33              11,193
          25,000     Series 2004-60, Class AC.....................................     5.50%        04/25/34              28,717
           2,403     Series 2004-60, Class JB.....................................     5.50%        04/25/34               2,395
         672,260     Series 2004-W4, Class A7.....................................     5.50%        06/25/34             746,251
          25,229     Series 2004-W9, Class 1A3....................................     6.05%        02/25/44              29,634
         900,000     Series 2004-W10, Class A6....................................     5.75%        08/25/34           1,030,616
       1,049,417     Series 2005-2, Class TB, IO (a)..............................     0.40%        07/25/33              15,455
          44,560     Series 2005-29, Class ZT.....................................     5.00%        04/25/35              51,201
         240,849     Series 2005-40, Class SA, IO (a).............................     6.17%        05/25/35              48,086
         120,271     Series 2005-45, Class SR, IO (a).............................     6.19%        06/25/35              25,138
           1,310     Series 2005-48, Class AR.....................................     5.50%        02/25/35               1,378
          10,501     Series 2005-48, Class MD.....................................     5.00%        04/25/34              10,658
          21,464     Series 2005-67, Class SC (a).................................    13.26%        08/25/35              28,816
          17,208     Series 2005-68, Class BC.....................................     5.25%        06/25/35              18,191
           8,499     Series 2005-70, Class KJ.....................................     5.50%        09/25/34               8,804


Page 10                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        130,740     Series 2005-79, Class NS, IO (a).............................     5.56%        09/25/35     $        24,112
          28,900     Series 2005-87, Class SC (a).................................    12.94%        10/25/35              41,610
          13,265     Series 2005-90, Class ES (a).................................    15.54%        10/25/35              17,796
          40,564     Series 2005-95, Class WZ.....................................     6.00%        11/25/35              56,647
         149,629     Series 2005-102, Class DS (a)................................    18.33%        11/25/35             216,103
         398,250     Series 2005-359, Class 6, IO, STRIPS.........................     5.00%        11/25/35              96,176
         319,842     Series 2005-362, Class 13, IO, STRIPS........................     6.00%        08/25/35              65,062
          41,929     Series 2005-W1, Class 1A2....................................     6.50%        10/25/44              49,231
         117,209     Series 2006-5, Class 2A2 (a).................................     0.67%        02/25/35             124,316
         175,413     Series 2006-8, Class WQ, PO..................................      (b)         03/25/36             158,101
         156,914     Series 2006-15, Class IS, IO (a).............................     6.05%        03/25/36              34,080
          44,439     Series 2006-22, Class AO, PO.................................      (b)         04/25/36              40,436
          25,288     Series 2006-27, Class OH, PO.................................      (b)         04/25/36              23,779
          18,747     Series 2006-31, Class PZ.....................................     6.00%        05/25/36              26,071
          80,873     Series 2006-42, Class CF (a).................................     0.98%        06/25/36              80,936
          17,014     Series 2006-44, Class GO, PO.................................      (b)         06/25/36              15,984
          59,155     Series 2006-44, Class P, PO..................................      (b)         12/25/33              55,963
          56,955     Series 2006-60, Class CO, PO.................................      (b)         06/25/35              55,720
         120,726     Series 2006-60, Class DO, PO.................................      (b)         04/25/35             117,466
          27,952     Series 2006-65, Class QO, PO.................................      (b)         07/25/36              25,527
          16,028     Series 2006-79, Class DO, PO.................................      (b)         08/25/36              15,012
         187,001     Series 2006-91, Class PO, PO.................................      (b)         09/25/36             163,715
          47,202     Series 2006-110, Class PO, PO................................      (b)         11/25/36              44,759
           1,544     Series 2006-126, Class DZ....................................     5.50%        01/25/37               1,654
          45,034     Series 2006-377, Class 1, PO, STRIPS.........................      (b)         10/25/36              38,149
          59,152     Series 2007-14, Class OP, PO.................................      (b)         03/25/37              54,521
         153,506     Series 2007-25, Class FB (a).................................     0.86%        04/25/37             152,932
       4,043,068     Series 2007-28, Class ZA.....................................     6.00%        04/25/37           4,474,322
          72,821     Series 2007-32, Class KT.....................................     5.50%        04/25/37              81,081
         358,002     Series 2007-60, Class ZS.....................................     4.75%        07/25/37             446,038
          97,543     Series 2007-67, Class SA, IO (a).............................     6.22%        04/25/37               5,942
         740,157     Series 2007-116, Class PB....................................     5.50%        08/25/35             839,436
         110,506     Series 2008-3, Class FZ (a)..................................     1.08%        02/25/38             114,805
          15,474     Series 2008-8, Class ZA......................................     5.00%        02/25/38              17,857
          50,585     Series 2008-17, Class IP, IO.................................     6.50%        02/25/38               8,477
          11,941     Series 2008-51, Class B......................................     4.50%        06/25/23              12,200
         218,397     Series 2009-14, Class BS, IO (a).............................     5.72%        03/25/24              18,885
         300,000     Series 2009-50, Class GX.....................................     5.00%        07/25/39             356,119
         114,114     Series 2009-70, Class CO, PO.................................      (b)         01/25/37             103,684
         395,523     Series 2009-86, Class OT, PO.................................      (b)         10/25/37             358,249
          47,000     Series 2009-92, Class DB.....................................     5.00%        11/25/39              57,068
          53,267     Series 2009-106, Class SN, IO (a)............................     5.72%        01/25/40              10,520
         213,431     Series 2009-109, Class PZ....................................     4.50%        01/25/40             262,211
         268,885     Series 2009-115, Class HZ....................................     5.00%        01/25/40             288,246
       3,524,320     Series 2009-397, Class 2, IO, STRIPS.........................     5.00%        09/25/39             729,742
       1,706,827     Series 2009-398, Class C13, IO, STRIPS.......................     4.00%        06/25/24             146,224
         200,000     Series 2010-2, Class LC......................................     5.00%        02/25/40             233,326
         105,625     Series 2010-3, Class DZ......................................     4.50%        02/25/40             127,491
         345,362     Series 2010-19, Class MI, IO.................................     5.00%        03/25/39              14,165
         641,138     Series 2010-21, Class KO, PO.................................      (b)         03/25/40             611,574
          28,996     Series 2010-49, Class SC (a).................................    11.59%        03/25/40              37,086


                        See Notes to Financial Statements                Page 11

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        551,650     Series 2010-106, Class BI, IO................................     3.50%        09/25/20     $        23,542
         299,847     Series 2010-117, Class EO, PO................................      (b)         10/25/40             278,383
           8,324     Series 2010-123, Class HA....................................     2.50%        03/25/24               8,384
         777,207     Series 2010-129, Class SM, IO (a)............................     5.47%        11/25/40             138,376
         887,518     Series 2010-137, Class IM, IO................................     5.00%        10/25/38              69,407
           3,261     Series 2010-145, Class PE....................................     3.25%        10/25/24               3,351
         670,144     Series 2011-9, Class AZ......................................     5.00%        05/25/40             752,198
       1,000,542     Series 2011-30, Class LS, IO (a).............................     1.87%        04/25/41              75,666
          99,095     Series 2011-30, Class ZB.....................................     5.00%        04/25/41             122,042
          63,026     Series 2011-60, Class OA, PO.................................      (b)         08/25/39              60,106
          42,415     Series 2011-70, Class NK.....................................     3.00%        04/25/37              43,012
         416,216     Series 2011-72, Class TI, IO.................................     4.00%        09/25/40              23,308
         659,658     Series 2011-86, Class DI, IO.................................     3.50%        09/25/21              37,932
          60,574     Series 2011-90, Class QI, IO.................................     5.00%        05/25/34               4,826
         750,000     Series 2011-105, Class MB....................................     4.00%        10/25/41             833,037
         307,942     Series 2011-111, Class PZ....................................     4.50%        11/25/41             367,295
             649     Series 2011-134, Class PA....................................     4.00%        09/25/40                 666
         901,580     Series 2011-141, Class EI, IO................................     3.00%        07/25/21              30,427
       1,317,462     Series 2012-14, Class HS, IO (a).............................     5.92%        03/25/42             249,943
         102,930     Series 2012-52, Class BZ.....................................     4.00%        05/25/42             118,870
         787,606     Series 2012-66, Class DI, IO.................................     3.50%        06/25/27              83,486
       1,343,396     Series 2012-101, Class AI, IO................................     3.00%        06/25/27             121,314
       1,769,334     Series 2012-114, Class HS, IO (a)............................     5.62%        03/25/40             228,451
      13,779,933     Series 2012-118, Class DI, IO................................     3.50%        01/25/40           1,377,777
         302,995     Series 2012-118, Class IB, IO................................     3.50%        11/25/42              52,710
       1,509,244     Series 2012-122, Class SD, IO (a)............................     5.57%        11/25/42             330,591
       1,789,666     Series 2012-134, Class GI, IO................................     4.50%        03/25/29             351,885
       1,698,676     Series 2012-149, Class CI, IO................................     3.00%        01/25/28             147,037
         269,185     Series 2012-409, Class C17, IO, STRIPS.......................     4.00%        11/25/41              46,458
       1,825,716     Series 2013-13, Class IK, IO.................................     2.50%        03/25/28             154,791
          33,484     Series 2013-23, Class ZB.....................................     3.00%        03/25/43              39,569
           7,000     Series 2013-35, Class LP.....................................     3.00%        01/25/43               7,183
       3,073,810     Series 2013-43, Class IX, IO.................................     4.00%        05/25/43             665,064
       1,915,725     Series 2013-55, Class AI, IO.................................     3.00%        06/25/33             251,838
         110,503     Series 2013-70, Class JZ.....................................     3.00%        07/25/43             111,947
         195,852     Series 2013-106, Class KN....................................     3.00%        10/25/43             198,462
       8,844,573     Series 2013-417, Class C21, IO, STRIPS.......................     4.00%        12/25/42           1,480,152
         477,084     Series 2014-29, Class GI, IO.................................     3.00%        05/25/29              53,033
       6,068,801     Series 2014-44, Class NI, IO.................................     4.50%        08/25/29             714,930
         708,172     Series 2014-68, Class GI, IO.................................     4.50%        10/25/43             108,332
       4,506,417     Series 2014-84, Class LI, IO.................................     3.50%        12/25/26             463,604
         225,000     Series 2015-16, Class MY.....................................     3.50%        04/25/45             235,694
       5,766,042     Series 2015-76, Class BI, IO.................................     4.00%        10/25/39             671,970
      13,861,489     Series 2015-97, Class AI, IO.................................     4.00%        09/25/41           2,009,130
                  Government National Mortgage Association
         138,349     Series 1999-30, Class S, IO (a)..............................     8.07%        08/16/29              32,929
         944,031     Series 2001-22, Class SE, IO (a).............................     0.65%        05/16/31              19,322
          64,108     Series 2001-60, Class PZ.....................................     6.00%        12/20/31              74,827
         193,070     Series 2001-65, Class SH, IO (a).............................     7.07%        12/16/31              46,530
         486,903     Series 2002-7, Class ST, IO (a)..............................     6.97%        08/17/27             105,108
       1,086,847     Series 2002-11, Class SQ, IO (a).............................     1.00%        02/20/32              49,234


Page 12                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        454,950     Series 2002-20, Class LS, IO (a).............................     1.20%        03/20/32     $        24,921
          94,988     Series 2002-20, Class PM.....................................     4.50%        03/20/32             104,108
         150,354     Series 2002-24, Class AG, IO (a).............................     7.42%        04/16/32              31,838
         444,691     Series 2002-45, Class SV, IO (a).............................     7.57%        06/16/32             105,837
         116,501     Series 2002-72, Class ZB.....................................     6.00%        10/20/32             154,130
         145,631     Series 2003-4, Class MZ......................................     5.50%        01/20/33             161,872
         900,038     Series 2003-11, Class SM, IO (a).............................     7.17%        02/16/33             221,545
         476,443     Series 2003-42, Class SA, IO (a).............................     6.07%        07/16/31              80,538
       1,856,914     Series 2003-42, Class SH, IO (a).............................     6.02%        05/20/33             396,793
          93,107     Series 2003-62, Class MZ.....................................     5.50%        07/20/33             113,558
          92,761     Series 2004-37, Class B......................................     6.00%        04/17/34             106,649
          60,670     Series 2004-49, Class MZ.....................................     6.00%        06/20/34              75,376
           5,698     Series 2004-53, Class GE.....................................     5.00%        08/20/32               5,768
         125,901     Series 2004-68, Class ZC.....................................     6.00%        08/20/34             144,204
         153,421     Series 2004-71, Class ST (a).................................     7.00%        09/20/34             172,230
         621,144     Series 2004-88, Class SM, IO (a).............................     5.54%        10/16/34             104,539
         180,478     Series 2004-105, Class JZ....................................     5.00%        12/20/34             233,158
          44,534     Series 2004-105, Class KA....................................     5.00%        12/16/34              50,755
         179,729     Series 2005-3, Class JZ......................................     5.00%        01/16/35             200,745
         179,729     Series 2005-3, Class KZ......................................     5.00%        01/16/35             217,241
          34,855     Series 2005-7, Class AJ (a)..................................    19.86%        02/16/35             54,580
          11,064     Series 2005-41, Class PA.....................................     4.00%        05/20/35              12,096
         693,825     Series 2005-93, Class PO, PO.................................      (b)         06/20/35             659,751
          80,436     Series 2006-38, Class B......................................     5.50%        08/20/33              81,189
         127,934     Series 2006-61, Class ZA.....................................     5.00%        11/20/36             153,012
         321,650     Series 2007-16, Class OZ.....................................     6.00%        04/20/37             445,763
         387,203     Series 2007-27, Class SD, IO (a).............................     5.67%        05/20/37              71,153
         369,400     Series 2007-42, Class SB, IO (a).............................     6.22%        07/20/37              74,991
         175,237     Series 2007-68, Class NA.....................................     5.00%        11/20/37             195,232
         138,674     Series 2007-81, Class FZ (a).................................     0.88%        12/20/37             138,139
         104,351     Series 2008-6, Class CK......................................     4.25%        10/20/37             107,397
         290,710     Series 2008-16, Class PO, PO.................................      (b)         02/20/38             259,087
          13,970     Series 2008-29, Class PO, PO.................................      (b)         02/17/33              13,334
         244,613     Series 2008-33, Class XS, IO (a).............................     7.17%        04/16/38              56,454
         509,311     Series 2008-47, Class MI, IO.................................     6.00%        10/16/37              37,094
          42,000     Series 2008-54, Class PE.....................................     5.00%        06/20/38              48,407
             397     Series 2008-85, Class HP.....................................     4.00%        04/20/38                 400
         283,639     Series 2009-14, Class KI, IO.................................     6.50%        03/20/39              64,678
         124,092     Series 2009-14, Class KS, IO (a).............................     5.77%        03/20/39              19,583
         298,789     Series 2009-25, Class SE, IO (a).............................     7.07%        09/20/38              59,471
         300,715     Series 2009-32, Class SZ.....................................     5.50%        05/16/39             395,458
         222,874     Series 2009-59, Class IQ, IO.................................     5.00%        09/20/33               2,207
         767,806     Series 2009-69, Class ZB.....................................     6.00%        08/20/39           1,013,694
         503,014     Series 2009-72, Class SM, IO (a).............................     5.72%        08/16/39              93,146
          73,904     Series 2009-79, Class OK, PO.................................      (b)         11/16/37              69,862
          32,451     Series 2009-81, Class TZ.....................................     5.50%        09/20/39              42,518
          39,000     Series 2009-94, Class AL.....................................     5.00%        10/20/39              46,003
         178,318     Series 2009-106, Class DZ....................................     5.50%        11/20/39             222,224
          36,541     Series 2009-106, Class WZ....................................     5.50%        11/16/39              49,036
         102,307     Series 2009-118, Class KP....................................     4.50%        05/20/38             105,461
         281,835     Series 2010-4, Class SL, IO (a)..............................     5.87%        01/16/40              56,156


                        See Notes to Financial Statements                Page 13

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$         42,000     Series 2010-4, Class WA......................................     3.00%        01/16/40     $        44,195
          45,915     Series 2010-14, Class AO, PO.................................      (b)         12/20/32              44,339
         252,735     Series 2010-29, Class CB.....................................     5.00%        12/20/38             262,875
          29,702     Series 2010-43, Class JA.....................................     3.00%        09/20/37              29,852
       1,403,874     Series 2010-50, Class WI, IO.................................     4.50%        10/20/37              35,694
          67,000     Series 2010-116, Class BM....................................     4.50%        09/16/40              80,420
         547,091     Series 2010-157, Class OP, PO................................      (b)         12/20/40             484,673
         929,443     Series 2010-166, Class DI, IO................................     4.50%        02/20/39             115,558
         102,587     Series 2011-4, Class PZ......................................     5.00%        01/20/41             125,310
         394,734     Series 2011-50, Class PZ.....................................     5.00%        04/20/41             516,752
         439,221     Series 2011-63, Class BI, IO.................................     6.00%        02/20/38              56,698
         145,213     Series 2011-88, Class DI, IO.................................     4.50%        12/20/37               1,749
       2,663,569     Series 2011-112, Class IP, IO................................     0.50%        08/16/26              34,594
         239,265     Series 2011-129, Class CL....................................     5.00%        03/20/41             286,599
         599,906     Series 2011-146, Class EI, IO................................     5.00%        11/16/41             131,032
         150,775     Series 2011-151, Class TB, IO (a)............................     3.50%        04/20/41              18,116
       6,057,878     Series 2012-10, Class LI, IO.................................     3.50%        07/20/40             566,564
      13,811,104     Series 2012-143, Class IB, IO................................     3.50%        12/20/39           1,071,039
         258,437     Series 2013-5, Class IA, IO..................................     3.50%        10/16/42              32,315
         327,370     Series 2013-20, Class KI, IO.................................     5.00%        01/20/43              53,826
       5,537,424     Series 2013-53, Class OI, IO.................................     3.50%        04/20/43             748,022
         865,476     Series 2013-69, Class PI, IO.................................     5.00%        05/20/43             137,686
           8,000     Series 2013-117, Class VB....................................     3.50%        02/20/32               8,485
       3,518,643     Series 2013-130, Class WS, IO (a)............................     5.57%        09/20/43             564,625
         688,000     Series 2013-183, Class PB....................................     4.50%        12/20/43             763,722
         202,375     Series 2013-188, Class CF (a)................................     0.98%        03/20/43             202,865
         131,282     Series 2014-91, Class JI, IO.................................     4.50%        01/20/40              16,603
         462,554     Series 2014-99, Class HI, IO.................................     4.50%        06/20/44              94,529
         246,648     Series 2015-3, Class ZD......................................     4.00%        01/20/45             276,236
         131,076     Series 2015-95, Class IK, IO (a).............................     1.02%        05/16/37               4,785
         394,039     Series 2015-137, Class WA (a)................................     5.48%        01/20/38             444,595
       1,940,149     Series 2015-138, Class MI, IO................................     4.50%        08/20/44             289,389
         740,551     Series 2015-151, Class KW (a)................................     6.07%        04/20/34             817,040
         163,228     Series 2016-16, Class KZ.....................................     3.00%        02/16/46             152,360
       3,196,050     Series 2016-75, Class SA, IO (a).............................     5.47%        05/20/40             489,764
         835,855     Series 2016-109, Class ZM....................................     3.50%        08/20/36             893,360
         464,000     Series 2016-141, Class PC....................................     5.00%        10/20/46             572,948
                  Vendee Mortgage Trust
         118,377     Series 2010-1, Class DA......................................     4.25%        02/15/35             123,118
                                                                                                                 ---------------
                                                                                                                      86,408,733
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.3%
                  Fannie Mae - Aces
          50,000     Series 2013-M6, Class 1AC (a)..............................       4.08%        02/25/43              53,894
                  Government National Mortgage Association
          27,250     Series 2013-32, Class A....................................       1.90%        06/16/36              27,296
         532,000     Series 2013-57, Class D (a)................................       2.35%        06/16/46             492,019
         100,000     Series 2013-74, Class AG (a)...............................       2.78%        12/16/53              93,856
          30,590     Series 2013-194, Class AE (a)..............................       2.75%        11/16/44              31,043
                                                                                                                 ---------------
                                                                                                                         698,108
                                                                                                                 ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES -- 53.0%
                  Federal Home Loan Mortgage Corporation
$      1,123,927     Pool A47828..................................................     3.50%        08/01/35     $     1,186,935
         498,009     Pool A47829..................................................     4.00%        08/01/35             534,484
         771,026     Pool A47937..................................................     5.50%        08/01/35             878,698
         152,559     Pool A54675..................................................     5.50%        01/01/36             174,529
         364,113     Pool A65324..................................................     5.50%        09/01/37             416,146
         164,841     Pool A86143..................................................     5.00%        05/01/39             184,036
          54,656     Pool A90319..................................................     5.00%        12/01/39              61,385
          21,098     Pool A93093..................................................     4.50%        07/01/40              23,278
         160,029     Pool A94843..................................................     4.00%        11/01/40             175,214
         617,305     Pool A95441..................................................     4.00%        12/01/40             670,994
          88,557     Pool A96380..................................................     4.00%        01/01/41              95,614
         386,479     Pool A97294..................................................     4.00%        02/01/41             415,198
          10,611     Pool C01310..................................................     6.50%        03/01/32              12,437
          19,243     Pool C01444..................................................     6.00%        01/01/33              22,122
          35,507     Pool C01574..................................................     5.00%        06/01/33              39,690
          33,743     Pool C01848..................................................     6.00%        06/01/34              39,003
          38,249     Pool C03458..................................................     5.00%        02/01/40              42,336
          99,585     Pool C03949..................................................     3.50%        05/01/42             105,832
         145,579     Pool C04269..................................................     3.00%        10/01/42             150,819
         421,923     Pool C91353..................................................     3.50%        01/01/31             446,492
           9,701     Pool G01443..................................................     6.50%        08/01/32              11,362
          42,896     Pool G01737..................................................     5.00%        12/01/34              47,976
          25,587     Pool G01829..................................................     6.00%        03/01/35              29,612
          63,853     Pool G01840..................................................     5.00%        07/01/35              71,384
         175,802     Pool G03072..................................................     5.00%        11/01/36             196,057
          47,560     Pool G04452..................................................     6.00%        07/01/38              55,427
         792,241     Pool G04593..................................................     5.50%        01/01/37             900,288
          56,125     Pool G04632..................................................     5.00%        11/01/36              62,486
         386,858     Pool G04814..................................................     5.50%        10/01/38             438,664
          86,312     Pool G04913..................................................     5.00%        03/01/38              96,006
          75,952     Pool G05173..................................................     4.50%        11/01/31              83,583
          70,931     Pool G05792..................................................     4.50%        02/01/40              78,224
         697,176     Pool G05927..................................................     4.50%        07/01/40             775,427
          21,622     Pool G05938..................................................     5.00%        01/01/36              23,980
          50,418     Pool G06252..................................................     4.00%        02/01/41              54,431
         998,350     Pool G06359..................................................     4.00%        02/01/41           1,077,741
         127,135     Pool G06501..................................................     4.00%        04/01/41             137,238
         239,867     Pool G06687..................................................     5.00%        07/01/41             270,692
         180,317     Pool G06739..................................................     4.50%        09/01/41             199,122
       1,552,319     Pool G07100..................................................     5.50%        07/01/40           1,782,096
          35,792     Pool G07219..................................................     5.00%        10/01/41              39,584
         167,489     Pool G07266..................................................     4.00%        12/01/42             180,021
       1,057,157     Pool G07329..................................................     4.00%        01/01/43           1,143,393
          29,118     Pool G07613..................................................     6.00%        04/01/39              34,274
         780,976     Pool G07683..................................................     4.00%        03/01/44             849,040
          97,758     Pool G07806..................................................     5.00%        06/01/41             109,276
           7,059     Pool G08113..................................................     6.50%        02/01/36               8,083
          19,755     Pool G11880..................................................     5.00%        12/01/20              20,783
         363,516     Pool G12959..................................................     6.50%        10/01/22             400,331
          14,552     Pool G12978..................................................     5.50%        12/01/22              15,682
         728,113     Pool G14106..................................................     6.00%        10/01/24             791,380


                        See Notes to Financial Statements                Page 15

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        756,431     Pool G14791..................................................     6.00%        05/01/21     $       770,465
       1,674,359     Pool G60114..................................................     5.50%        06/01/41           1,908,588
          87,573     Pool H09034..................................................     5.50%        05/01/37              95,481
          13,460     Pool J03523..................................................     5.00%        09/01/21              13,984
         827,590     Pool N70081..................................................     5.50%        07/01/38             938,520
         146,597     Pool O20138 (a)..............................................     5.00%        11/01/30             162,791
         190,104     Pool Q00841..................................................     4.50%        05/01/41             209,930
         204,742     Pool Q03139..................................................     4.00%        09/01/41             222,166
         120,635     Pool Q05035..................................................     4.00%        12/01/41             130,276
         205,075     Pool Q07189..................................................     4.00%        04/01/42             221,859
          67,162     Pool Q07479..................................................     3.50%        04/01/42              71,126
         217,394     Pool Q11791..................................................     3.50%        10/01/42             230,033
         140,410     Pool Q11836..................................................     3.50%        10/01/42             149,694
         116,965     Pool U80068..................................................     3.50%        10/01/32             124,532
         208,758     Pool U80212..................................................     3.50%        02/01/33             222,281
         158,689     Pool U90291..................................................     4.00%        10/01/42             172,100
         972,365     Pool U90316..................................................     4.00%        10/01/42           1,054,662
         723,931     Pool U90690..................................................     3.50%        06/01/42             768,367
         364,844     Pool U90975..................................................     4.00%        06/01/42             395,872
         477,628     Pool U91619..................................................     4.00%        06/01/43             518,512
          88,669     Pool U99091..................................................     4.50%        03/01/44              98,775
         739,285     Pool V80910..................................................     4.00%        12/01/43             798,012
                  Federal National Mortgage Association
          53,082     Pool 254636..................................................     5.00%        02/01/33              58,736
          79,917     Pool 255190..................................................     5.50%        05/01/34              91,015
         213,372     Pool 256808..................................................     5.50%        07/01/37             234,456
         474,310     Pool 256936..................................................     6.00%        10/01/37             508,512
          46,610     Pool 545759..................................................     6.50%        07/01/32              54,873
          24,588     Pool 555528..................................................     6.00%        04/01/33              28,593
          37,523     Pool 555851..................................................     6.50%        01/01/33              44,114
         156,061     Pool 633673..................................................     6.00%        06/01/32             179,993
         539,260     Pool 654686..................................................     6.00%        11/01/32             617,701
          60,645     Pool 725228..................................................     6.00%        03/01/34              70,577
          54,361     Pool 725690..................................................     6.00%        08/01/34              63,006
          39,114     Pool 725704..................................................     6.00%        08/01/34              45,434
       1,093,303     Pool 735415..................................................     6.50%        12/01/32           1,282,839
          29,399     Pool 735503..................................................     6.00%        04/01/35              34,097
          11,407     Pool 745875..................................................     6.50%        09/01/36              13,155
         784,582     Pool 758670..................................................     6.00%        09/01/34             929,029
         848,302     Pool 788149..................................................     5.50%        05/01/33           1,006,670
          46,247     Pool 831663..................................................     6.00%        08/01/36              53,062
         913,730     Pool 850000..................................................     5.50%        01/01/36           1,086,282
         309,598     Pool 871039..................................................     5.50%        02/01/37             339,604
          37,931     Pool 890149..................................................     6.50%        10/01/38              43,650
       2,026,753     Pool 890556..................................................     4.50%        10/01/43           2,271,371
          81,487     Pool 890588..................................................     4.50%        09/01/41              89,663
         147,374     Pool 912926..................................................     6.00%        07/01/37             172,675
          38,617     Pool 916916..................................................     6.00%        05/01/37              44,436
         412,705     Pool 922386..................................................     5.50%        01/01/37             453,363
          28,070     Pool 930562..................................................     5.00%        02/01/39              31,800
           1,713     Pool 931150..................................................     5.00%        05/01/39               1,916


Page 16                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        279,066     Pool 931565..................................................     5.00%        07/01/39     $       311,475
         287,987     Pool 953115..................................................     5.50%        11/01/38             324,703
         146,265     Pool 973561..................................................     5.00%        03/01/23             156,758
         137,318     Pool 976871..................................................     6.50%        08/01/36             159,603
          37,479     Pool 995002..................................................     5.00%        07/01/37              41,882
          44,790     Pool 995097..................................................     6.50%        10/01/37              51,543
         114,942     Pool 995149..................................................     6.50%        10/01/38             132,289
         114,149     Pool 995228..................................................     6.50%        11/01/38             131,382
          48,595     Pool AA0916..................................................     5.00%        08/01/37              53,956
          10,995     Pool AA1740..................................................     5.00%        01/01/39              12,253
           2,838     Pool AA3267..................................................     5.00%        02/01/39               3,174
         200,767     Pool AA3303..................................................     5.50%        06/01/38             222,475
         104,743     Pool AB1576..................................................     4.00%        10/01/20             108,560
       1,092,592     Pool AB1801..................................................     4.00%        11/01/40           1,182,213
         129,758     Pool AB1953..................................................     4.00%        12/01/40             141,101
          94,777     Pool AB2092..................................................     4.00%        01/01/41             102,851
         319,514     Pool AB2265..................................................     4.00%        02/01/41             349,645
         238,644     Pool AB2275..................................................     4.50%        02/01/41             262,569
          51,957     Pool AB2467..................................................     4.50%        03/01/41              57,493
       3,566,760     Pool AB2959..................................................     4.50%        07/01/40           3,923,393
         115,770     Pool AB3284..................................................     5.00%        07/01/41             129,339
         198,289     Pool AB4937..................................................     3.50%        04/01/42             209,765
         205,131     Pool AB5174..................................................     3.50%        05/01/42             217,678
       1,337,634     Pool AB5500..................................................     3.50%        07/01/42           1,415,106
         222,309     Pool AB5919..................................................     3.00%        08/01/42             230,551
         155,716     Pool AB6632..................................................     3.50%        10/01/42             164,312
         434,747     Pool AB6671..................................................     3.00%        10/01/42             450,598
         551,612     Pool AB7765..................................................     3.00%        02/01/43             571,719
         242,992     Pool AB7859..................................................     3.50%        02/01/43             257,854
         312,766     Pool AB8143..................................................     5.00%        01/01/38             349,801
          64,866     Pool AB9382..................................................     4.00%        05/01/43              70,541
       1,483,752     Pool AB9551..................................................     3.00%        06/01/43           1,537,737
         141,365     Pool AB9615..................................................     4.00%        06/01/33             153,524
          92,239     Pool AB9683..................................................     4.00%        06/01/43              99,800
         121,994     Pool AB9959..................................................     4.00%        07/01/43             132,472
       1,719,247     Pool AC2946..................................................     5.00%        09/01/39           1,925,641
         197,860     Pool AC3236..................................................     5.00%        09/01/39             223,108
         646,595     Pool AC3267..................................................     5.50%        09/01/39             742,347
         250,051     Pool AC5446..................................................     5.00%        11/01/39             280,035
          34,274     Pool AD0163..................................................     6.00%        11/01/34              39,907
          40,363     Pool AD0217..................................................     6.00%        08/01/37              46,997
          21,977     Pool AD0440..................................................     6.00%        10/01/39              25,634
         224,714     Pool AD5583..................................................     5.00%        04/01/40             251,493
         149,616     Pool AD6938..................................................     4.50%        06/01/40             166,119
         365,417     Pool AD7110..................................................     5.00%        07/01/40             407,944
          61,860     Pool AD8526..................................................     4.50%        08/01/40              68,550
         427,647     Pool AE0504..................................................     4.50%        11/01/40             470,827
         266,498     Pool AE1798..................................................     5.00%        09/01/40             298,972
         215,900     Pool AE4476..................................................     4.00%        03/01/41             231,560
         316,646     Pool AE7005..................................................     4.00%        10/01/40             339,761
         166,992     Pool AE8075..................................................     4.00%        12/01/40             180,659
          77,193     Pool AE9284..................................................     4.00%        11/01/40              82,876


                        See Notes to Financial Statements                Page 17

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         38,754     Pool AH0057..................................................     4.50%        02/01/41     $        42,828
         321,435     Pool AH1089..................................................     4.00%        11/01/40             345,497
         261,545     Pool AH1141..................................................     4.50%        12/01/40             287,720
          33,958     Pool AH1568..................................................     4.50%        12/01/40              37,404
         293,075     Pool AH4404..................................................     4.00%        01/01/41             314,876
         533,747     Pool AH7192..................................................     5.00%        02/01/41             596,120
         195,070     Pool AH7204..................................................     4.00%        03/01/41             209,641
          51,640     Pool AH8090..................................................     4.50%        06/01/41              56,833
         495,111     Pool AH8871..................................................     5.00%        04/01/41             549,199
          75,384     Pool AH9677..................................................     5.00%        04/01/41              84,194
          90,346     Pool AI1190..................................................     4.50%        04/01/41              99,917
         219,492     Pool AI1191..................................................     4.50%        04/01/41             241,521
         113,430     Pool AI1969..................................................     4.50%        05/01/41             125,753
         171,603     Pool AI6503..................................................     5.00%        11/01/39             190,399
          68,709     Pool AI6581..................................................     4.50%        07/01/41              75,391
          56,468     Pool AI7800..................................................     4.50%        07/01/41              62,061
         980,219     Pool AI8448..................................................     4.50%        08/01/41           1,078,783
         553,301     Pool AI9114..................................................     4.00%        06/01/42             605,295
       3,099,397     Pool AI9124..................................................     4.00%        08/01/42           3,390,650
       2,383,907     Pool AI9158..................................................     6.50%        01/01/41           2,898,597
          60,093     Pool AJ5301..................................................     4.00%        11/01/41              65,008
          30,035     Pool AJ8203..................................................     4.50%        01/01/42              33,319
         591,013     Pool AJ9332..................................................     4.00%        01/01/42             641,790
         138,382     Pool AJ9333..................................................     4.00%        01/01/42             149,744
       1,112,804     Pool AK3103..................................................     4.00%        02/01/42           1,203,714
         426,921     Pool AK4520..................................................     4.00%        03/01/42             458,850
         330,919     Pool AK5555..................................................     4.00%        04/01/42             355,633
          31,674     Pool AL0147..................................................     4.00%        04/01/41              34,659
         212,798     Pool AL0913..................................................     6.00%        07/01/41             246,297
          76,169     Pool AL2142..................................................     6.50%        09/01/38              88,702
       2,084,907     Pool AL2392..................................................     3.50%        08/01/42           2,211,438
         962,846     Pool AL2551..................................................     3.50%        10/01/42           1,018,427
       1,164,859     Pool AL3093..................................................     3.50%        02/01/43           1,241,052
          43,999     Pool AL3154..................................................     3.00%        02/01/43              45,630
         110,580     Pool AL3484..................................................     4.50%        10/01/42             121,745
       2,028,350     Pool AL5315..................................................     4.00%        06/01/42           2,194,636
         218,775     Pool AL5760..................................................     4.00%        09/01/43             237,532
       1,146,273     Pool AL5890..................................................     4.50%        03/01/43           1,286,253
         148,174     Pool AL6167..................................................     3.50%        01/01/44             157,315
         338,116     Pool AL8139..................................................     4.00%        02/01/32             363,510
          91,046     Pool AO2976..................................................     3.50%        05/01/42              96,347
       8,029,939     Pool AO3529..................................................     4.00%        06/01/42           8,724,230
          92,929     Pool AO4133..................................................     3.50%        06/01/42              98,628
         272,687     Pool AP0495..................................................     3.50%        08/01/42             288,452
          46,555     Pool AP4795..................................................     3.50%        09/01/42              49,255
         203,845     Pool AP5113..................................................     4.00%        09/01/42             221,410
         240,728     Pool AP7963..................................................     4.00%        09/01/42             263,642
       1,732,893     Pool AQ0535..................................................     3.00%        11/01/42           1,793,930
         663,991     Pool AQ1534..................................................     3.50%        10/01/32             703,680
       2,025,661     Pool AQ1584..................................................     4.00%        11/01/42           2,226,737
       1,450,777     Pool AQ1607..................................................     3.50%        11/01/32           1,537,685


Page 18                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        115,380     Pool AQ9715..................................................     3.00%        01/01/43     $       119,245
         789,722     Pool AQ9999..................................................     3.00%        02/01/43             816,151
          76,383     Pool AR4445..................................................     3.00%        03/01/43              78,942
         628,965     Pool AR7961..................................................     3.50%        03/01/33             666,646
         529,479     Pool AS5236..................................................     4.00%        05/01/45             573,277
       1,401,472     Pool AS7211..................................................     3.00%        04/01/46           1,448,496
       3,081,151     Pool AS9194..................................................     4.50%        12/01/44           3,439,552
         292,509     Pool AT0332..................................................     3.00%        04/01/43             301,357
       1,075,657     Pool AT1747..................................................     3.00%        04/01/43           1,115,402
       4,720,238     Pool AT2720..................................................     3.00%        05/01/43           4,886,481
         262,526     Pool AT2887..................................................     3.50%        04/01/43             277,733
         974,995     Pool AT3892..................................................     3.00%        06/01/43           1,007,643
         631,084     Pool AT4180..................................................     3.50%        05/01/33             668,712
         326,636     Pool AT5914..................................................     3.50%        06/01/43             347,028
         210,000     Pool AT5915..................................................     4.00%        06/01/43             228,155
          80,769     Pool AT6306..................................................     4.00%        06/01/43              88,358
          93,079     Pool AT9657..................................................     4.00%        07/01/43             100,710
         400,831     Pool AU3751..................................................     4.00%        08/01/43             433,694
          95,305     Pool AU4386..................................................     4.00%        10/01/43             103,118
          49,472     Pool AW7401..................................................     5.00%        09/01/40              55,416
         882,198     Pool AX5443..................................................     5.00%        11/01/44             989,863
         976,481     Pool BA4113..................................................     3.00%        04/01/46           1,009,560
       1,009,319     Pool BC4490..................................................     5.00%        05/01/39           1,116,834
       3,305,805     Pool MA0443..................................................     5.00%        05/01/30           3,664,949
         102,245     Pool MA1125..................................................     4.00%        07/01/42             110,998
         159,354     Pool MA1177..................................................     3.50%        09/01/42             169,178
         446,821     Pool MA1213..................................................     3.50%        10/01/42             474,336
         629,611     Pool MA1251..................................................     3.50%        11/01/42             668,428
         205,042     Pool MA1328..................................................     3.50%        01/01/43             217,707
       3,636,338     Pool MA1373..................................................     3.50%        03/01/43           3,861,065
       1,000,456     Pool MA1404..................................................     3.50%        04/01/43           1,062,698
         487,755     Pool MA1437..................................................     3.50%        05/01/43             518,208
       1,692,311     Pool MA1463..................................................     3.50%        06/01/43           1,798,011
         162,796     Pool MA1508..................................................     3.50%        07/01/43             172,951
         307,259     Pool MA1510..................................................     4.00%        07/01/43             333,874
       1,460,530     Pool MA1546..................................................     3.50%        08/01/43           1,551,768
       1,321,154     Pool MA1866..................................................     4.50%        04/01/44           1,475,623
       1,069,577     Pool MA1900..................................................     4.50%        04/01/44           1,194,955
                  Government National Mortgage Association........................
         179,987     Pool 3149....................................................     6.00%        10/20/31             211,043
         112,258     Pool 3172....................................................     6.00%        12/20/31             128,849
         128,361     Pool 3227....................................................     6.00%        04/20/32             150,986
         181,772     Pool 3345....................................................     5.00%        02/20/33             204,333
         134,083     Pool 3389....................................................     5.00%        05/20/33             150,643
          20,763     Pool 3390....................................................     5.50%        05/20/33              23,592
         237,041     Pool 3428....................................................     5.00%        08/20/33             266,146
          31,091     Pool 3459....................................................     5.50%        10/20/33              35,322
          25,462     Pool 3474....................................................     6.00%        11/20/33              29,872
         175,239     Pool 3487....................................................     5.00%        12/20/33             196,632
         320,424     Pool 3529....................................................     5.00%        03/20/34             359,727
          52,368     Pool 3555....................................................     5.00%        05/20/34              58,805


                        See Notes to Financial Statements                Page 19

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$         25,034     Pool 3596....................................................     5.50%        08/20/34     $        28,428
          51,511     Pool 3786....................................................     5.50%        11/20/35              58,054
         135,941     Pool 553144..................................................     5.50%        04/15/33             155,612
          88,509     Pool 589331..................................................     6.00%        10/15/22             101,309
         179,291     Pool 615403..................................................     4.50%        08/15/33             201,094
          26,151     Pool 627123..................................................     5.50%        03/15/34              30,306
         462,727     Pool 658324..................................................     5.50%        03/15/37             524,842
          61,692     Pool 687833..................................................     6.00%        08/15/38              70,614
          73,495     Pool 706840..................................................     4.50%        05/15/40              82,943
         309,852     Pool 711483..................................................     4.00%        01/15/40             340,124
         223,123     Pool 711543..................................................     4.00%        11/15/40             245,294
         185,107     Pool 723248..................................................     5.00%        10/15/39             209,949
         142,492     Pool 728921..................................................     4.50%        12/15/24             153,506
         546,892     Pool 733595..................................................     4.50%        04/15/40             616,363
         279,984     Pool 733733..................................................     5.00%        06/15/40             314,486
         255,561     Pool 736617..................................................     4.00%        12/15/35             275,849
         518,642     Pool 737996..................................................     4.00%        02/15/41             569,701
         431,006     Pool 743673..................................................     4.50%        07/15/40             486,914
          67,835     Pool 748939..................................................     4.00%        09/20/40              74,929
          31,658     Pool 781328..................................................     7.00%        09/15/31              34,219
          89,543     Pool 781623..................................................     5.00%        06/15/33             100,503
          32,450     Pool 781862..................................................     5.50%        01/15/35              37,144
          78,357     Pool 782810..................................................     4.50%        11/15/39              87,944
         296,369     Pool 783091..................................................     5.50%        06/15/40             342,196
         508,587     Pool 783375..................................................     5.00%        08/15/41             568,520
          32,024     Pool AA6149..................................................     3.00%        03/20/43              33,465
       1,841,301     Pool AN4469..................................................     5.00%        12/15/40           2,046,890
         663,518     Pool MA2077..................................................     5.50%        07/20/44             750,266
         108,429     Pool MA3380..................................................     5.50%        01/20/46             122,591
         927,468     Pool MA3459..................................................     6.00%        08/20/39           1,043,322
         971,522     Pool MA3525..................................................     5.50%        03/20/46           1,097,814
                                                                                                                 ---------------
                                                                                                                     143,510,270
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................      230,617,111
                  (Cost $227,658,752)                                                                            ---------------

MORTGAGE-BACKED SECURITIES -- 5.2%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.8%
                  Adjustable Rate Mortgage Trust
          93,065     Series 2004-1, Class 2A1 (a).................................     3.00%        01/25/35              94,126
                  Alternative Loan Trust
          18,589     Series 2004-3T1, Class A3....................................     5.00%        05/25/34              18,765
             487     Series 2004-J8, Class 4A1....................................     6.00%        02/25/17                 486
                  American Home Mortgage Investment Trust
          13,897     Series 2004-3, Class 6A1 (c).................................     4.82%        10/25/34              14,092
                  ASG Resecuritization Trust
          12,558     Series 2009-3, Class A65 (a) (d).............................     2.43%        03/26/37              12,528
                  Banc of America Alternative Loan Trust
          78,900     Series 2004-7, Class 4A1.....................................     5.00%        08/25/19              80,013
                  Banc of America Funding Trust
          29,493     Series 2003-3, Class 2A1.....................................     4.75%        10/25/18              29,649


Page 20                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Banc of America Mortgage Trust
$         27,130     Series 2004-3, Class 3A1.....................................     5.00%        04/25/19     $        27,416
          17,590     Series 2004-5, Class 3A2.....................................     4.75%        06/25/19              17,722
          22,862     Series 2004-5, Class 4A1.....................................     4.75%        06/25/19              22,892
          90,156     Series 2005-11, Class 2A1....................................     5.25%        12/25/20              90,477
                  BCAP LLC Trust
             200     Series 2009-RR4, Class 2A1 (a) (d)...........................     3.21%        07/26/36                 200
          12,140     Series 2009-RR4, Class 9A1 (a) (d)...........................     2.99%        10/26/35              12,112
          77,879     Series 2009-RR5, Class 8A1 (d)...............................     5.50%        11/26/34              80,356
          35,633     Series 2009-RR6, Class 2A1 (a) (d)...........................     3.11%        08/26/35              35,400
          19,717     Series 2009-RR14, Class 1A1 (a) (d)..........................     6.00%        05/26/37              20,409
         217,290     Series 2011-R11, Class 20A5 (a) (d)..........................     3.10%        03/26/35             217,668
          70,876     Series 2014-RR1, Class 3A1 (a) (d)...........................     0.69%        03/26/37              70,386
                  CHL Mortgage Pass-Through Trust
          12,092     Series 2004-8, Class 2A1.....................................     4.50%        06/25/19              12,340
         641,428     Series 2005-5, Class A2......................................     5.50%        03/25/35             646,535
                  Citicorp Mortgage Securities REMIC Pass-Through Certificates
                     Trust
           3,759     Series 2005-5, Class 1A6.....................................     5.50%        08/25/35               3,770
             263     Series 2005-5, Class 1A7.....................................     5.50%        08/25/35                 263
                  Citicorp Mortgage Securities Trust
          10,632     Series 2006-3, Class 1A2.....................................     6.25%        06/25/36              10,730
                  Citigroup Global Markets Mortgage Securities VII, Inc.
           2,227     Series 2003-UP2, Class PO1, PO...............................      (b)         12/25/18               1,903
                  Citigroup Mortgage Loan Trust
         522,487     Series 2009-6, Class 6A1 (a) (d).............................     0.78%        07/25/36             515,962
           4,545     Series 2010-8, Class 5A6 (d).................................     4.00%        11/25/36               4,559
           8,406     Series 2010-8, Class 6A6 (d).................................     4.50%        12/25/36               8,441
                  Credit Suisse First Boston Mortgage Securities Corp.
          14,811     Series 2003-25, Class 2A1....................................     4.50%        10/25/18              14,773
          15,330     Series 2004-3, Class 2A1.....................................     5.00%        04/25/19              15,495
          39,531     Series 2004-5, Class 2A1.....................................     5.00%        08/25/19              40,126
          17,661     Series 2004-AR8, Class 2A1 (a)...............................     2.98%        09/25/34              17,441
                  Credit Suisse Mortgage Capital Certificates
         217,009     Series 2009-3R, Class 18A3 (d)...............................     6.00%        11/27/36             218,240
          26,804     Series 2009-3R, Class 28A1 (a) (d)...........................     3.20%        08/27/37              26,822
         753,985     Series 2009-12R, Class 6A1 (d)...............................     6.00%        05/27/37             750,748
         125,607     Series 2009-12R, Class 15A1 (d)..............................     6.00%        05/27/36             126,750
         235,393     Series 2009-12R, Class 24A1 (a) (d)..........................     3.10%        10/27/36             233,490
                  CSFB Mortgage-Backed Trust
           5,445     Series 2004-7, Class 6A1.....................................     5.25%        10/25/19               5,505
                  CSMC
         124,008     Series 2009-8R, Class 5A1 (a) (d)............................     5.71%        05/26/37             124,488
          78,588     Series 2009-15R, Class 2A1 (a) (d)...........................     3.10%        10/26/36              79,509
         105,996     Series 2011-16R, Class 7A3 (a) (d)...........................     3.25%        12/27/36             106,365
          45,670     Series 2012-3R, Class 1A1 (a) (d)............................     2.74%        07/27/37              45,900
                  Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
          15,388     Series 2005-3, Class 1A1 (a).................................     4.97%        06/25/20              15,414
                  FDIC 2010-R1 Trust
         485,210     Series 2010-R1, Class A (d)..................................     2.18%        05/25/50             485,692
                  FDIC Guaranteed Notes Trust
          77,886     Series 2010-S2, Class 3A (a) (d).............................     1.22%        12/29/45              78,052


                        See Notes to Financial Statements                Page 21

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  GMACM Mortgage Loan Trust
$         10,140     Series 2003-J10, Class A1....................................     4.75%        01/25/19     $        10,134
          60,866     Series 2004-J6, Class 1A1....................................     5.00%        01/25/20              62,218
                  GSR Mortgage Loan Trust
          82,565     Series 2004-8F, Class 2A3....................................     6.00%        09/25/34              84,720
                  Impac CMB Trust
         203,036     Series 2003-4, Class 1A1 (a).................................     1.17%        10/25/33             197,171
                  Jefferies Resecuritization Trust
         100,097     Series 2009-R2, Class 2A (a) (d).............................     3.15%        12/26/37              99,771
          11,190     Series 2009-R9, Class 1A1 (a) (d)............................     2.81%        08/26/46              11,269
                  JP Morgan Resecuritization Trust
         248,484     Series 2009-7, Class 2A1 (a) (d).............................     6.00%        02/27/37             252,900
          25,742     Series 2009-7, Class 5A1 (a) (d).............................     6.00%        02/27/37              25,844
          80,923     Series 2009-7, Class 13A1 (a) (d)............................     2.71%        06/27/37              74,798
          85,694     Series 2009-7, Class 14A1 (a) (d)............................     2.58%        07/27/37              85,817
         110,330     Series 2009-7, Class 17A1 (a) (d)............................     5.56%        07/27/37             109,076
          81,909     Series 2009-8, Class A1 (a) (d)..............................     3.29%        04/20/36              82,107
         179,651     Series 2010-2, Class 3A3 (d).................................     6.00%        07/26/36             180,170
         340,592     Series 2010-4, Class 4A2 (a) (d).............................     2.41%        09/26/35             337,755
                  JPMorgan Mortgage Trust
          39,355     Series 2004-S1, Class 1A2....................................     4.50%        09/25/34              40,084
                  MASTR Alternative Loan Trust
           3,529     Series 2004-8, Class 7A1.....................................     5.00%        09/25/19               3,578
          13,711     Series 2004-13, Class 8A1....................................     5.50%        01/25/25              13,730
                  MASTR Asset Securitization Trust
           8,524     Series 2003-2, Class 1A1 ....................................     5.00%        03/25/18               8,538
          17,348     Series 2003-5, Class 2A1 ....................................     5.00%        06/25/18              17,967
          30,340     Series 2003-9, Class 5A1 ....................................     4.75%        10/25/18              30,927
          27,419     Series 2004-1, Class 30PO, PO................................      (b)         02/25/34              21,490
          84,380     Series 2004-3, Class 1A3 ....................................     5.25%        03/25/24              85,089
                  MASTR Seasoned Securitization Trust
           7,648     Series 2005-2, Class 3A1.....................................     6.00%        11/25/17               7,698
                  Merrill Lynch Mortgage Investors Trust MLCC
          17,199     Series 2003-H, Class A3A (a).................................     2.45%        01/25/29              17,049
                  Morgan Stanley Mortgage Loan Trust
           1,266     Series 2004-1, Class 1A5.....................................     5.00%        11/25/18               1,273
                  National Mortgage Securities, Inc.
          19,864     Series 1998-2, Class B4 (a) (e)..............................     6.75%        06/25/28              20,014
                  Nomura Asset Acceptance Corp. Alternative Loan Trust
          31,582     Series 2005-WF1, Class 2A5 (c)...............................     5.16%        03/25/35              31,946
                  Prime Mortgage Trust
          37,669     Series 2004-1, Class 2A1.....................................     4.50%        08/25/34              38,062
         299,425     Series 2004-2, Class A2......................................     4.75%        11/25/19             300,853
                  RBSSP Resecuritization Trust
         168,841     Series 2009-12, Class 15A1 (a) (d)...........................     3.11%        10/26/35             170,695
          45,123     Series 2010-3, Class 9A1 (d).................................     5.50%        02/26/35              45,548
                  Residential Accredit Loans, Inc.
          72,035     Series 2003-QS20, Class CB...................................     5.00%        11/25/18              72,690
          10,093     Series 2004-QS5, Class A1....................................     4.60%        04/25/34              10,116
                  Sequoia Mortgage Trust 4
       1,971,136     Series 2000-4, Class A (a)...................................     1.26%        11/22/24           1,953,708


Page 22                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Structured Asset Securities Corp. Mortgage Loan Trust
$         58,102     Series 2002-9, Class A2 (a)..................................     1.13%        10/25/27     $        56,898
                  Structured Asset Securities Corp. Mortgage Pass-Through
                     Certificates
         244,938     Series 2004-S3, Class M1 (a).................................     1.51%        11/25/34             238,705
                  WaMu Mortgage Pass-Through Certificates Trust
          29,601     Series 2003-S6, Class 2A1....................................     5.00%        07/25/18              29,829
          26,325     Series 2003-S7, Class A1.....................................     4.50%        08/25/18              26,508
         596,740     Series 2003-S12, Class 3A....................................     5.00%        11/25/18             606,376
          28,090     Series 2004-CB2, Class 5A....................................     5.00%        07/25/19              28,428
          11,190     Series 2004-CB3, Class 3A....................................     5.50%        10/25/19              11,389
                  Washington Mutual Mortgage Loan Trust
           6,536     Series 2001-7, Class A (a)...................................     1.70%        05/25/41               6,470
                  Washington Mutual MSC Mortgage Pass-Through Certificates Trust
           4,920     Series 2003-MS1, Class CB4 (a) (d)...........................     5.18%        02/25/18               4,795
          28,295     Series 2003-MS3, Class 2A1...................................     5.25%        03/25/18              28,362
                  Wells Fargo Alternative Loan Trust
           4,325     Series 2007-PA5, Class 2A1...................................     6.00%        11/25/22               4,350
                  Wells Fargo Mortgage Backed Securities Trust
         196,075     Series 2007-14, Class 2A2....................................     5.50%        10/25/22             201,613
                  Wells Fargo Mortgage Loan Trust
          22,309     Series 2010-RR4, Class 1A1 (a) (d)...........................     3.20%        12/27/46              22,412
                                                                                                                 ---------------
                                                                                                                      10,204,950
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.4%
                  Bear Stearns Commercial Mortgage Securities Trust
         242,299     Series 2006-PW14, Class A1A..................................     5.19%        12/11/38             242,033
         268,452     Series 2007-PW17, Class A4 (a)...............................     5.69%        06/11/50             274,527
                  COMM Mortgage Trust
       2,852,173     Series 2010-RR1, Class GEA (a) (d)...........................     5.54%        12/11/49           2,866,559
                  JP Morgan Chase Commercial Mortgage Securities Trust
          80,205     Series 2007-LD12, Class A1A (a)..............................     5.85%        02/15/51              81,969
                  Morgan Stanley Capital I Trust
           3,216     Series 2006-IQ12, Class A1A..................................     5.32%        12/15/43               3,212
                  Morgan Stanley Re-REMIC Trust
         373,000     Series 2010-GG10, Class A4B (a) (d)..........................     5.99%        08/15/45             375,657
                                                                                                                 ---------------
                                                                                                                       3,843,957
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................       14,048,907
                  (Cost $13,998,886)                                                                             ---------------


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 1.7%
                  CAPITAL MARKETS -- 1.7%
          22,200  iShares 20+ Year Treasury Bond ETF...........................................................        2,913,750
          14,243  iShares 7-10 Year Treasury Bond ETF..........................................................        1,567,584
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................        4,481,334
                  (Cost $4,507,117)                                                                              ---------------


                        See Notes to Financial Statements                Page 23

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
ASSET-BACKED SECURITIES -- 1.6%
                  AFC Trust Series
$         16,097     Series 1999-4, Class 3A (a) (d)..............................     1.48%        12/26/29     $        16,097
                  Asset Backed Securities Corp. Home Equity Loan Trust
          91,811     Series 2003-HE7, Class M4 (a)................................     4.72%        12/15/33              91,080
                  Bear Stearns Asset-Backed Securities Trust
          33,547     Series 2002-1, Class 1A5 (c).................................     6.89%        12/25/34              33,910
         127,864     Series 2006-2, Class M1 (a)..................................     0.95%        07/25/36             126,955
                  BNC Mortgage Loan Trust
          35,778     Series 2007-2, Class A2 (a)..................................     0.63%        05/25/37              35,264
                  Centex Home Equity Loan Trust
          84,452     Series 2004-C, Class AF6 (c).................................     5.56%        06/25/34              84,876
                  CIT Home Equity Loan Trust
          51,555     Series 2003-1, Class A6 (c)..................................     4.56%        10/20/32              52,881
                  Citigroup Global Markets Mortgage Securities VII, Inc.
           7,040     Series 1998-AQ1, Class A6....................................     6.63%        06/25/28               7,147
                  Conseco Financial Corp.
           4,076     Series 1993-3, Class A7......................................     6.40%        10/15/18               4,087
                  Credit-Based Asset Servicing & Securitization LLC
         205,166     Series 2005-CB8, Class AF2 (c)...............................     3.98%        12/25/35             203,522
                  CWABS Asset-Backed Certificates Trust
          31,100     Series 2005-AB1, Class A3 (a)................................     1.13%        08/25/35              31,116
                  CWABS Revolving Home Equity Loan Trust
          39,850     Series 2004-E, Class 2A (a)..................................     0.79%        06/15/29              37,963
          85,689     Series 2004-K, Class 2A (a)..................................     0.83%        02/15/34              79,622
                  CWHEQ Home Equity Loan Trust
         190,217     Series 2007-S2, Class A3 (a).................................     5.81%        05/25/37             190,302
         165,746     Series 2007-S2, Class A6 (a).................................     5.78%        05/25/37             165,382
                  Equity One Mortgage Pass-Through Trust
       1,236,446     Series 2004-1, Class AF4 (a).................................     4.15%        04/25/34           1,243,735
                  First Alliance Mortgage Loan Trust
          89,063     Series 1999-1, Class A1 (c)..................................     7.18%        06/20/30              89,594
                  GMACM Home Equity Loan Trust
         161,271     Series 2000-HE2, Class A1 (a)................................     0.97%        06/25/30             158,476
         708,836     Series 2004-HE1, Class A3 (a)................................     1.03%        06/25/34             682,585
                  GreenPoint Home Equity Loan Trust
         126,685     Series 2004-3, Class A (a)...................................     0.98%        03/15/35             121,863
                  GSAA Home Equity Trust
         130,896     Series 2004-8, Class A3A (a).................................     1.27%        09/25/34             129,310
                  Long Beach Mortgage Loan Trust
          46,240     Series 2004-3, Class M9 (a)..................................     4.58%        07/25/34              51,637
          34,985     Series 2006-WL1, Class 1A3 (a)...............................     0.86%        01/25/46              34,445
                  Morgan Stanley ABS Capital I, Inc. Trust
             446     Series 2004-SD3, Class A (a) (d).............................     1.45%        06/25/34                 447
                  Nationstar Home Equity Loan Trust
          69,980     Series 2007-A, Class AV3 (a).................................     0.68%        03/25/37              69,977
                  New Century Home Equity Loan Trust
           5,488     Series 2001-NC1, Class M2 (a)................................     2.18%        06/20/31               5,483
           1,206     Series 2003-5, Class AI7 (a).................................     5.15%        11/25/33               1,238
                  Park Place Securities, Inc. Asset-Backed Pass-Through
                     Certificates
          73,305     Series 2005-WCH1, Class M2 (a)...............................     1.31%        01/25/36              73,194
                  RASC Trust
          33,963     Series 2003-KS2, Class AI6 (a)...............................     3.99%        04/25/33              34,007
          12,929     Series 2004-KS1, Class AI6 (a)...............................     4.27%        02/25/34              12,918


Page 24                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
ASSET-BACKED SECURITIES (CONTINUED)
                  Renaissance Home Equity Loan Trust
$        117,486     Series 2004-4, Class AF4 (c).................................     4.88%        02/25/35     $       117,970
          24,651     Series 2005-4, Class A3 (c)..................................     5.57%        02/25/36              24,773
                  Residential Asset Mortgage Products, Inc. Trust
          12,075     Series 2003-RZ3, Class A6 (c)................................     3.90%        03/25/33              12,302
           3,556     Series 2003-RZ4, Class A7 (c)................................     5.29%        06/25/33               3,630
          10,542     Series 2003-RZ5, Class A7 (c)................................     5.47%        09/25/33              10,870
                  SASCO Mortgage Loan Trust
           1,301     Series 2004-GEL3, Class B (c)................................     5.12%        08/25/34               1,297
                  Saxon Asset Securities Trust
          98,755     Series 2004-2, Class MV3 (a).................................     2.43%        08/25/35              95,389
                  Structured Asset Securities Corp Mortgage Pass-through
                     Certificates
           5,111     Series 2004-9XS, Class 1A4A (c)..............................     5.56%        05/25/34               5,111
                  UCFC Home Equity Loan Trust
         333,212     Series 1998-D, Class MF1.....................................     6.91%        04/15/30             338,038
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................        4,478,493
                  (Cost $4,435,902)                                                                              ---------------


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MONEY MARKET FUNDS -- 11.2%
      30,323,811  Morgan Stanley Institutional Liquidity Fund - Treasury
                     Portfolio - Institutional Class - 0.22% (f)...............................................       30,323,811
                  (Cost $30,323,811)                                                                             ---------------


   NUMBER OF
   CONTRACTS                                               DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
CALL OPTIONS PURCHASED -- 0.0%
              14  U.S. Treasury Long Bond Futures Call
                  @ $162.00 due November 2016..................................................................           30,843
              13  U.S. Treasury Long Bond Futures Call
                  @ $165.00 due November 2016..................................................................           10,969
               6  U.S. Treasury Long Bond Futures Call
                  @ $167.00 due November 2016..................................................................            2,344
              11  U.S. Treasury Long Bond Futures Call
                  @ $168.00 due November 2016..................................................................            2,922
                                                                                                                 ---------------
                  TOTAL CALL OPTIONS PURCHASED.................................................................           47,078
                  (Cost $74,733)                                                                                 ---------------

PUT OPTIONS PURCHASED -- 0.0%
               2  U.S. 10-Year Treasury Note Futures Put
                  @ $131.50 due November 2016..................................................................            3,938
                                                                                                                 ---------------
                  TOTAL PUT OPTIONS PURCHASED..................................................................            3,938
                  (Cost $1,725)                                                                                  ---------------

                  TOTAL INVESTMENTS -- 104.9%..................................................................      284,000,672
                  (Cost $281,000,926) (g)                                                                        ---------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
                  SOLD SHORT -- (4.0%)
                  Federal National Mortgage Association
$    (10,000,000)    Pool TBA.....................................................     4.50%        11/15/33     $   (10,931,251)
                  (Proceeds $10,920,313)                                                                         ---------------

                  NET OTHER ASSETS AND LIABILITIES -- (0.9%)...................................................       (2,483,144)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $   270,586,277
                                                                                                                 ===============

-----------------------------

(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at October 31, 2016.

(b)   Zero coupon security.

(c) Step-up security. A security where the coupon increases or steps up at a predetermined date. The interest rate shown reflects the rate in effect at October 31, 2016.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $8,015,794 or 3.0% of net assets.

(e) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(f)   Interest rate shown reflects yield as of October 31, 2016.

(g) Aggregate cost for federal income tax purposes is $281,160,153. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,732,674 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $892,155.

IO     - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

PO     - Principal-Only Security

STRIPS - Separate Trading of Registered Interest and Principal of Securities

TBA    - To-Be-Announced Security


Page 26                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2016           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $   230,617,111    $            --    $   230,617,111    $            --
Money Market Funds....................................       30,323,811         30,323,811                 --                 --
Mortgage-Backed Securities............................       14,048,907                 --         14,048,907                 --
Exchange-Traded Funds*................................        4,481,334          4,481,334                 --                 --
Asset-Backed Securities...............................        4,478,493                 --          4,478,493                 --
Call Options Purchased................................           47,078             47,078                 --                 --
Put Options Purchased.................................            3,938              3,938                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................      284,000,672         34,856,161        249,144,511                 --
Futures Contracts**...................................          370,298            370,298                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $   284,370,970    $    35,226,459    $   249,144,511    $            --
                                                        ===============    ===============    ===============    ===============


                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2016           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Futures Contracts**...................................  $        (1,763)   $        (1,763)   $           --     $            --
U.S. Government Agency Mortgage-Backed
   Securities Sold Short..............................      (10,931,251)                --        (10,931,251)                --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $   (10,933,014)   $        (1,763)   $   (10,931,251)   $            --
                                                        ===============    ===============    ===============    ===============

*     See Portfolio of Investments for industry breakout.

** Includes cumulative appreciation and depreciation on futures contracts as presented on the Statement of Operations. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.

OPEN FUTURES CONTRACTS AT OCTOBER 31, 2016 (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                                   UNREALIZED
                                                                 NUMBER OF       EXPIRATION        NOTIONAL       APPRECIATION/
                  SHORT FUTURES CONTRACTS                        CONTRACTS          MONTH            VALUE       (DEPRECIATION)
------------------------------------------------------------  ---------------  ---------------  ---------------  ---------------
U.S. 2-Year Treasury Notes                                           24           Dec-2016      $    (5,233,612) $        (1,763)
U.S. 5-Year Treasury Notes                                          229           Dec-2016          (27,742,036)          79,552
U.S. 10-Year Treasury Notes                                          73           Dec-2016           (9,537,172)          74,547
U.S. Treasury Long Bond Futures                                      56           Dec-2016           (9,328,449)         216,199
                                                                                                ---------------  ---------------
                                                                                                $   (51,841,269) $       368,535
                                                                                                ===============  ===============


                        See Notes to Financial Statements                Page 27

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value.....................................................   $  284,000,672
Cash segregated as collateral for open futures contracts..................          972,199
Cash......................................................................           15,186
Receivables:
   Capital shares sold....................................................       13,144,259
   Investment securities sold.............................................       10,939,232
   Interest...............................................................        1,171,439
                                                                             --------------
   Total Assets...........................................................      310,242,987
                                                                             --------------

LIABILITIES:
Investments sold short, at value (proceeds $10,920,313)...................       10,931,251
Payables:
   Investment securities purchased........................................       28,550,426
   Investment advisory fees...............................................          124,143
   Variation margin.......................................................           50,890
                                                                             --------------
   Total Liabilities......................................................       39,656,710
                                                                             --------------
NET ASSETS................................................................   $  270,586,277
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $  267,905,702
Par value.................................................................           51,500
Accumulated net investment income (loss)..................................               --
Accumulated net realized gain (loss) on investments, futures contracts and
    written options.......................................................         (728,268)
Net unrealized appreciation (depreciation) on investments, futures
   contracts and investments sold short...................................        3,357,343
                                                                             --------------
NET ASSETS................................................................   $  270,586,277
                                                                             ==============
NET ASSET VALUE, per share................................................   $        52.54
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................        5,150,002
                                                                             ==============
Investments, at cost......................................................   $  281,000,926
                                                                             ==============


Page 28                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest..................................................................   $    1,590,874
Dividends.................................................................           24,155
                                                                             --------------
   Total investment income................................................        1,615,029
                                                                             --------------
EXPENSES:
Investment advisory fees..................................................          387,651
Excise tax................................................................              614
                                                                             --------------
   Total expenses.........................................................          388,265
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................        1,226,764
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................        (198,759)
   Futures contracts......................................................           79,784
   Written options........................................................           10,946
                                                                             --------------
   Net realized gain (loss)...............................................         (108,029)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................        2,879,401
   Futures contracts......................................................          363,325
   Investments sold short.................................................          (10,938)
                                                                             --------------
Net change in unrealized appreciation (depreciation)......................        3,231,788
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................        3,123,759
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $    4,350,523
                                                                             ==============


                        See Notes to Financial Statements                Page 29

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE         FOR THE PERIOD
                                                                                  YEAR          11/4/2014 (a)
                                                                                 ENDED             THROUGH
                                                                               10/31/2016         10/31/2015
                                                                             --------------     --------------
OPERATIONS:
   Net investment income (loss)...........................................   $    1,226,764     $      138,759
   Net realized gain (loss)...............................................         (108,029)           (53,658)
   Net change in unrealized appreciation (depreciation)...................        3,231,788            125,555
                                                                             --------------     --------------
   Net increase (decrease) in net assets resulting from operations........        4,350,523            210,656
                                                                             --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................       (1,801,753)          (159,003)
                                                                             --------------     --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................      257,972,827         10,013,027
   Cost of shares redeemed................................................               --                 --
                                                                             --------------     --------------
   Net increase (decrease) in net assets resulting from
      shareholder transactions............................................      257,972,827         10,013,027
                                                                             --------------     --------------
   Total increase (decrease) in net assets................................      260,521,597         10,064,680

NET ASSETS:
   Beginning of period....................................................       10,064,680                 --
                                                                             --------------     --------------
   End of period..........................................................   $  270,586,277     $   10,064,680
                                                                             ==============     ==============
   Accumulated net investment income (loss) at end of period..............   $           --     $       15,304
                                                                             ==============     ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................          200,002                 --
   Shares sold............................................................        4,950,000            200,002
   Shares redeemed........................................................               --                 --
                                                                             --------------     --------------
   Shares outstanding, end of period......................................        5,150,002            200,002
                                                                             ==============     ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 30                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              FOR THE PERIOD
                                                                   YEAR       11/4/2014 (a)
                                                                  ENDED          THROUGH
                                                                10/31/2016      10/31/2015
                                                              --------------  --------------
Net asset value, beginning of period .......................    $    50.32      $    50.00
                                                                ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................          1.31            1.23 (b)
Net realized and unrealized gain (loss) ....................          2.41            0.55
                                                                ----------      ----------
Total from investment operations ...........................          3.72            1.78
                                                                ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................................         (1.50)          (1.46)
                                                                ----------      ----------
Net asset value, end of period .............................    $    52.54      $    50.32
                                                                ==========      ==========
TOTAL RETURN (c)............................................          7.49%           3.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $  270,586      $   10,065
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets ..............          0.65%           0.65% (d)
Ratio of net investment income (loss) to average net assets           2.06%           2.55% (d)
Portfolio turnover rate (e).................................            92%            157%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 31

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2016


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Low Duration Opportunities ETF (the "Fund"), which trades under the ticker "LMBS" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments include residential mortgage-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and real estate mortgage investment conduits. The Fund may also invest in investment companies, such as ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are not issued or guaranteed by Government Entities to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"). The Fund may also invest in to-be-announced transactions ("TBA Transactions"). Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. Under normal market conditions, the Fund targets an estimated effective duration of three years or less.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2016

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2016

      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2016, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. SHORT SALES

Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2016

the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in "Investments, at cost" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in "Net realized gain (loss) on written options" on the Statement of Operations. Realized gains and losses on purchased options are included in "Net realized gain (loss) on investments" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2016

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

F. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

H. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.

I. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

Distributions paid from:                             2016              2015
Ordinary income...............................  $    1,801,753    $      159,003
Capital gain..................................              --                --
Return of capital.............................              --                --

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2016

As of October 31, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................  $           --
Accumulated capital and other gain (loss).....        (225,949)
Net unrealized appreciation (depreciation)....       2,855,024

J. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had $225,949 of non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:


                                 ACCUMULATED
           ACCUMULATED           NET REALIZED
          NET INVESTMENT         GAIN (LOSS)
          INCOME (LOSS)         ON INVESTMENTS       PAID-IN CAPITAL
       --------------------  --------------------  --------------------
            $ 559,685            $ (531,171)            $ (28,514)

K. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

L. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016 the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2016

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each Fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2016, were $231,638,233 and $59,646,022, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2016 were $9,173,253 and $38,737,326, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $0 and $10,920,313, respectively.

For the fiscal year ended October 31, 2016, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                  ASSET DERIVATIVES                   LIABILITY DERIVATIVES
                         -----------------------------------   -----------------------------------
DERIVATIVE   RISK        STATEMENT OF ASSETS AND               STATEMENT OF ASSETS AND
INSTRUMENTS  EXPOSURE     LIABILITIES LOCATION       VALUE      LIABILITIES LOCATION       VALUE
----------   ---------   -----------------------   ---------   -----------------------   ---------
Futures      Interest    Variation margin                      Variation margin
             Rate Risk   receivable                $      --   payable                   $  50,890

Options      Interest    Investments,                          Options
             Rate Risk   at value                     51,016*  Written, at value                --

* Represents call and put options purchased, included in Investments, at value.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2016

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION                                INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments**                                                      $  (144,154)
Futures contracts                                                       79,784
Written options                                                         10,946
Net change in unrealized appreciation (depreciation) on:
Investments**                                                          (27,652)
Futures contracts                                                      363,325

** Represents call and put options purchased.

For the fiscal year ended October 31, 2016, the notional value of futures contracts opened and closed were $145,229,836 and $95,740,699, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

Written options activity for the Fund for the fiscal year ended October 31, 2016 was as follows:

                                               NUMBER OF
WRITTEN OPTIONS                                CONTRACTS           PREMIUMS
------------------------------------------------------------------------------
Options outstanding at October 31, 2015             --             $     --
Options written                                     35               34,192
Options expired                                     (6)              (5,833)
Options exercised                                   --                   --
Options closed                                     (29)             (28,359)
                                                 -----             --------
Options outstanding at October 31, 2016             --             $     --
                                                 =====             ========

During the fiscal year ended October 31, 2016, the number of purchased options contracts opened, expired and closed were 275, 51 and 180, respectively.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2016

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                                 7. BORROWINGS

The Trust on behalf of the Fund, along with First Trust Series Fund and First Trust Variable Insurance Trust, has a $135 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loan is charged to BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings during the fiscal year ended October 31, 2016.

                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2018.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On November 21, 2016, the Fund declared a distribution of $0.1175 per share to shareholders of record on November 25, 2016, payable November 30, 2016.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST LOW DURATION OPPORTUNITIES ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Low Duration Opportunities ETF (the "Fund"), formerly known as First Trust Low Duration Mortgage Opportunities ETF, a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Low Duration Opportunities ETF as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders between the period January 1, 2016 and October 31, 2016 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

For the taxable year ended October 31, 2016, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction      Qualified Dividend Income
         ----------------------------     ----------------------------
                    0.00%                            0.00%


                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

COUNTERPARTY RISK. The Fund bears the risk that the counterparty to a mortgage dollar roll, TBA Transaction, derivative or other contract with a third-party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2016 (UNAUDITED)

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments, which generally have shorter durations, and higher for longer term investments. Mortgage-Related Investments are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and meet redemptions.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

MORTGAGE-RELATED INVESTMENTS RISK. The Fund invests in Mortgage-Related Investments, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the Mortgage-Related Investments market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-Related Investments are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure. Mortgage-Related Investments may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the Mortgage-Related Investments market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, FNMA, FHLMC and GNMA.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

PREPAYMENT RISK. Mortgage-Related Investments are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2016 (UNAUDITED)

REPURCHASE AGREEMENT RISK. The Fund's investment in repurchase agreements, including mortgage dollar rolls and TBA Transactions, may be subject to market and credit risk with respect to the collateral securing the agreements. Investments in mortgage dollar rolls also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the agreement term.

SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund's short positions may significantly impact the Fund's overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Fund's investment advisor's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

U.S. GOVERNMENT AND AGENCY SECURITIES RISK. The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities, which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Low Duration Opportunities ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds which were either mutual funds or exchange-traded funds ("ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2016 (UNAUDITED)

special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Mortgage Securities Team is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Mortgage Securities Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Mortgage Securities Team as it uses for overseeing external sub-advisors. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objectives and policies.

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was below the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor limitations in creating peer groups for actively-managed ETFs and noted that most of the peer funds were open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average and the benchmark index for the one-year period ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs


                                                                         Page 45


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2016 (UNAUDITED)

(including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.


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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2016 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND              ELECTED                  PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND         OR APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                       137        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.


                                                                         Page 47


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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2016 (UNAUDITED)

                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer, BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)
                                                                            (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012),
D.O.B.: 08/72                                                               Guggenheim Funds Investment Advisors, LLC/
                                                                            Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                                                 Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                    o Since Inception      Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                       Senior Vice President (September 2005 to July
  Suite 400                                          o Since Inception      2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to
120 E. Liberty Drive,                                                       Present), Vice President (August 2005 to
  Suite 400                                          o Since Inception      September 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                           First Trust Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


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--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016


                                                                         Page 49


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FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust SSI Strategic Convertible Securities ETF (FCVT)

Annual Report
For the Period
November 3, 2015
(Commencement of Operations)
through October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 12
Statement of Operations...................................................... 13
Statement of Changes in Net Assets........................................... 14
Financial Highlights......................................................... 15
Notes to Financial Statements................................................ 16
Report of Independent Registered Public Accounting Firm...................... 22
Additional Information....................................................... 23
Board of Trustees and Officers............................................... 27
Privacy Policy............................................................... 29

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or SSI Investment Management Inc. ("SSI" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust SSI Strategic Convertible Securities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016

Dear Shareholders:

Thank you for your investment in First Trust SSI Strategic Convertible Securities ETF (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the period from the Fund's inception (November 3, 2015) through October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

The First Trust SSI Strategic Convertible Securities ETF (the "Fund") is an actively managed exchange-traded fund that seeks to deliver total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowing) in a diversified portfolio of U.S. and non-U.S. convertible securities. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FCVT."

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                              CUMULATIVE
                                             TOTAL RETURNS
                                          Inception (11/3/15)
                                              to 10/31/16

FUND PERFORMANCE
NAV                                              2.68%
Market Price                                     3.08%

INDEX PERFORMANCE
BofA Merrill Lynch All
   US Convertible Index                          2.37%
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


-----------------------------------------------------------
                                               % OF TOTAL
SECTOR ALLOCATION                              INVESTMENTS
-----------------------------------------------------------
Information Technology                            33.9%
Health Care                                       15.1
Consumer Discretionary                            11.0
Real Estate                                       10.0
Financials                                         8.8
Utilities                                          4.5
Materials                                          4.4
Industrials                                        3.9
Energy                                             3.8
Consumer Staples                                   2.5
Telecommunication Services                         2.1
                                                --------
   Total                                         100.0%
                                                ========

-----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                               INVESTMENTS
-----------------------------------------------------------
Wells Fargo & Co., Series L                        3.4%
Allergan PLC, Series A                             2.9
Bank of American Corp., Series L                   2.7
Priceline Group, Inc./The                          2.6
Hologic, Inc.                                      2.5
NVIDIA Corp.                                       2.3
Intel Corp.                                        2.2
DISH Network Corp.                                 2.0
Citrix Systems, Inc.                               1.8
Microchip Technology, Inc.                         1.8
                                                --------
   Total                                          24.2%
                                                ========

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               NOVEMBER 3, 2015 - OCTOBER 31, 2016

            First Trust SSI Strategic      BofA Merrill Lynch All
            Convertible Securities ETF      US Convertible Index
11/3/15              $10,000                      $10,000
4/30/16                9,807                        9,612
10/31/16              10,268                       10,237

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 4, 2015 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/4/15 - 10/31/16        77              60              12            16

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/4/15 - 10/31/16        59              16               7             3

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

SSI INVESTMENT MANAGEMENT INC.

SSI Investment Management Inc. ("SSI" or the "Sub-Advisor") is the sub-advisor to First Trust SSI Strategic Convertible Securities ETF (the "Fund") and is a registered investment advisor based in Los Angeles, California. SSI is an innovative investment management firm specializing in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies.

                           PORTFOLIO MANAGEMENT TEAM

GEORGE M. DOUGLAS - CFA, CHIEF INVESTMENT OFFICER, PRINCIPAL
RAVI MALIK - CFA, PORTFOLIO MANAGER, PRINCIPAL
MICHAEL J. OPRE - CFA, PORTFOLIO MANAGER
FLORIAN EITNER - CFA, PORTFOLIO MANAGER
ETHAN GANZ - ASSOCIATE PORTFOLIO MANAGER

                                   COMMENTARY

MARKET RECAP

In a year of market volatility, coupled with financial and political twists and turns, the convertible market proved resilient, posting modestly positive returns for the period from the Fund's inception (November 3, 2015) through October 31, 2016. The BofA Merrill Lynch All US Convertible Index (the "Benchmark") gained 2.37%, which represents an 80% upside capture versus the S&P 500(R) Index and outperformance versus the Benchmark's own underlying equity basket which declined by 1.62% during the same time period.

As expected, the Federal Reserve hiked short term interest rates by 0.25% in December 2015. Despite strong jobs statistics in December and positive revisions to prior months' figures, the narrative around continued rate hikes throughout 2016 and 2017 subsided, as inflation expectations were thought to be dampened by the continued slide in crude oil prices.

The early part of 2016 was marked by volatility. At the nadir on February 11, the S&P 500(R) Index had declined over 10% year-to-date, high-yield spreads had widened out to almost 900 basis points and the yield on the 10-year Treasury reached a low of 1.66%. Further declines in oil prices, doubts about China's ability to manufacture a soft landing and slowing global growth were at the forefront of investors' minds. In addition, concerns about the health of European banks and Britain leaving the European Union ("Brexit") also surfaced.

Then, as we have seen many times in the past, sentiment changed. Rumors of an Organization of Petroleum Exporting Countries ("OPEC") production cut surfaced. China's central bank took action to support the yuan, which had been weak and volatile. The Federal Reserve was more dovish than expected at its February 16, 2016 meeting. Deutsche Bank, where concerns over liquidity issues had surfaced, announced a large share buyback.

Changing expectations and significant uncertainty in the financial markets continued as the year progressed. Credit and equity markets generated gains in April and May. In June, fears of financial fallout and a global slowdown from Brexit caused a brief selloff. Equity markets quickly bounced back as investors evaluated the impact and timing of Brexit and central banks vowed to provide stimulus as needed.

In the latter half of the year, the financial markets continued to recover from the turmoil surrounding the Brexit vote. The S&P 500(R) Index rallied along with most other equity indices, with small-cap stocks outperforming. Credit markets were also strong as the spread on the Bank of America Merrill Lynch ("BofA ML") High Yield Index continued to shrink from its February high. Equity market strength coupled with tightening credit spreads created a favorable backdrop for convertibles.

Domestically, the pattern of slow, but positive, economic growth continued with positive trends in employment, consumption and housing. The services side of the economy has been resilient but manufacturing remains lackluster. In its September meeting, the Federal Reserve indicated that the near term risks were more balanced and that the case for a rate rise had strengthened. A majority of the members expect one hike before the end of the year.

Convertible market sector returns were mixed, with seven of twelve sectors posting positive returns for the fiscal year. Consumer Staples (+20.54%), Media (+10.71%) and Utilities (+9.36%) led the market, while Energy (-10.1%), Healthcare (-8.55%) and Transportation (-7.63%) lagged. Convertibles with large-cap oriented underlying stocks outperformed as did investment-grade and equity substitute convertibles.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)


FUND PERFORMANCE

The First Trust SSI Strategic Convertible Securities ETF (FCVT) generated a positive return of 2.68% based on net asset value and outperformed its Benchmark for the time period since inception (November 3, 2015) through October 31, 2016. Relative returns were driven by an overweight position in convertibles with large cap underlying equities and higher credit quality than that of the Benchmark as well as sector weights detailed below.

PERFORMANCE (11/03/2015 - 10/31/2016)
----------------------------------------------------------
First Trust SSI Convertible Securities ETF (FCVT)    2.68%
BofA ML All US Convertible Index (VXA0)              2.37%
----------------------------------------------------------

The Technology and Energy sectors contributed positively to relative performance during the reporting period. The portfolio benefitted from an overweight position in the Technology sector as well as security selection. An overweight position in the convertibles of Semiconductor manufacturer Nvidia Corp., which experienced strong earnings growth on increased demand for its graphics processors, was a key driver of relative performance. Not owning the convertibles of SunEdison, Inc., which subsequently filed for bankruptcy, also aided relative performance. In Energy, the portfolio benefited from an underweight position in the sector as well as security selection. An underweight position in the convertibles of Cobalt Energy helped relative performance as the company was buffeted by low oil prices and a delay in the sale of one of its key properties.

The Healthcare and Consumer Discretionary sectors detracted from relative performance during the year. In Healthcare, an underweight in the convertibles of Tesaro Inc. hindered relative performance as the company reported strong results for its ovarian cancer pipeline drug candidate. An overweight in the convertibles of Allergan PLC hurt relative performance as political noise surrounding drug pricing weighed on the industry. In Consumer Discretionary, an overweight in the convertibles of Restoration Hardware hindered relative performance as earnings estimates fell in response to slower consumer spending and higher promotion costs.

INVESTMENT OUTLOOK

As we head into the New Year, economic growth remains positive and inflation expectations and interest rates, while at historically low levels, have begun to rise. This may cause some churning and sector rotation in the convertible market, but will not, in our estimation, be unduly detrimental to convertible prices so long as the recovery in earnings growth continues to take hold. As reported by FactSet, third quarter 2016 earnings growth for the S&P 500(R) Index is expected to be 2.9%, which could be the first time the index has experienced positive year over year earnings growth since the first quarter of 2015. The potential for higher interest rates could be positive for convertibles, in our opinion, relative to other fixed-income asset classes due to convertibles' relatively low interest rate sensitivity as measured by duration.

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust SSI Strategic Convertible Securities ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016        PERIOD          PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
Actual                                               $1,000.00          $1,047.00             0.95%             $4.89
Hypothetical (5% return before expenses)             $1,000.00          $1,020.36             0.95%             $4.82

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 ( to reflect the one-half year period).

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE CORPORATE BONDS - 71.7%

                  AIR FREIGHT & LOGISTICS - 0.4%
$         36,000  Echo Global Logistics, Inc......................................     2.50%        05/01/20     $        33,075
                                                                                                                 ---------------
                  AUTOMOBILES - 1.4%
         111,000  Tesla Motors, Inc...............................................     0.25%        03/01/19             102,883
                                                                                                                 ---------------
                  BIOTECHNOLOGY - 1.1%
          41,000  BioMarin Pharmaceutical, Inc....................................     1.50%        10/15/20              47,970
          21,000  Incyte Corp.....................................................     0.38%        11/15/18              37,590
                                                                                                                 ---------------
                                                                                                                          85,560
                                                                                                                 ---------------
                  CHEMICALS - 0.7%
          45,000  RPM International, Inc..........................................     2.25%        12/15/20              51,553
                                                                                                                 ---------------
                  COMMUNICATIONS EQUIPMENT - 3.1%
          39,000  Brocade Communications Systems, Inc.............................     1.38%        01/01/20              38,854
          27,000  Ciena Corp. (a).................................................     3.75%        10/15/18              32,197
          47,000  Finisar Corp....................................................     0.50%        12/15/33              53,257
          68,000  Interdigital, Inc...............................................     1.50%        03/01/20              78,752
          23,000  Palo Alto Networks, Inc.........................................      (b)         07/01/19              34,141
                                                                                                                 ---------------
                                                                                                                         237,201
                                                                                                                 ---------------
                  CONSTRUCTION & ENGINEERING - 1.0%
          73,000  Dycom industries, Inc...........................................     0.75%        09/15/21              78,566
                                                                                                                 ---------------
                  CONSTRUCTION MATERIALS - 0.7%
          43,000  Cemex SAB de CV.................................................     3.75%        03/15/18              50,229
                                                                                                                 ---------------
                  EQUITY REAL ESTATE INVESTMENT TRUSTS - 6.2%
          39,000  American Residential Properties OP LP (a).......................     3.25%        11/15/18              48,311
          45,000  Colony Starwood Homes...........................................     3.00%        07/01/19              49,134
          37,000  Empire State Realty OP LP (a)...................................     2.63%        08/15/19              41,301
          82,000  Extra Space Storage LP (a)......................................     3.13%        10/01/35              87,484
          69,000  National Health Investors, Inc..................................     3.25%        04/01/21              78,056
         110,000  Spirit Realty Capital, Inc......................................     2.88%        05/15/19             116,257
          49,000  VEREIT, Inc.....................................................     3.75%        12/15/20              49,950
                                                                                                                 ---------------
                                                                                                                         470,493
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
         149,000  Hologic, Inc....................................................      (b)         12/15/43             180,197
          45,000  Insulet Corp....................................................     2.00%        06/15/19              47,672
          46,000  NuVasive, Inc...................................................     2.75%        07/01/17              66,901
          67,000  Wright Medical Group, Inc.......................................     2.00%        02/15/20              68,884
                                                                                                                 ---------------
                                                                                                                         363,654
                                                                                                                 ---------------
                  HEALTH CARE PROVIDERS & SERVICES - 1.1%
          13,000  Anthem, Inc.....................................................     2.75%        10/15/42              22,384
          53,000  Molina Healthcare, Inc..........................................     1.63%        08/15/44              61,613
                                                                                                                 ---------------
                                                                                                                          83,997
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY - 1.2%
          48,000  Allscripts Healthcare Solutions, Inc............................     1.25%        07/01/20              47,610
          39,000  Medidata Solutions, Inc.........................................     1.00%        08/01/18              42,998
                                                                                                                 ---------------
                                                                                                                          90,608
                                                                                                                 ---------------
                  INSURANCE - 0.9%
          57,000  Old Republic International Corp.................................     3.75%        03/15/18              66,441
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)

                  INTERNET & DIRECT MARKETING RETAIL - 4.8%
$         57,000  Ctrip.com International Ltd.....................................     1.00%        07/01/20     $        60,705
          36,000  Priceline Group, Inc./The.......................................     1.00%        03/15/18              57,240
         147,000  Priceline Group, Inc./The.......................................     0.35%        06/15/20             189,079
          56,000  Shutterfly, Inc.................................................     0.25%        05/15/18              56,315
                                                                                                                 ---------------
                                                                                                                         363,339
                                                                                                                 ---------------
                  INTERNET SOFTWARE & SERVICES - 4.9%
          27,000  Akamai Technologies, Inc........................................      (b)         02/15/19              28,435
          53,000  Cornerstone OnDemand, Inc.......................................     1.50%        07/01/18              55,418
          30,000  j2 Global, Inc..................................................     3.25%        06/15/29              36,450
          20,000  MercadoLibre, Inc...............................................     2.25%        07/01/19              29,063
          45,000  VeriSign, Inc. (c)..............................................     4.49%        08/15/37             110,841
          70,000  WebMD Health Corp...............................................     2.50%        01/31/18              72,756
          37,000  Yahoo!, Inc.....................................................      (b)         12/01/18              37,624
                                                                                                                 ---------------
                                                                                                                         370,587
                                                                                                                 ---------------
                  IT SERVICES - 1.3%
          30,000  Cardtronics, Inc................................................     1.00%        12/01/20              33,750
          49,000  Euronet Worldwide, Inc..........................................     1.50%        10/01/44              60,791
                                                                                                                 ---------------
                                                                                                                          94,541
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES - 1.2%
          94,000  Illumina, Inc...................................................      (b)         06/15/19              91,885
                                                                                                                 ---------------
                  MACHINERY - 1.1%
          48,000  Trinity Industries, Inc.........................................     3.88%        06/01/36              53,670
          28,000  Wabash National Corp............................................     3.38%        05/01/18              32,270
                                                                                                                 ---------------
                                                                                                                          85,940
                                                                                                                 ---------------
                  MEDIA - 4.3%
         128,000  DISH Network Corp. (a)..........................................     3.38%        08/15/26             147,280
          38,000  Liberty Interactive LLC (a).....................................     1.75%        09/30/46              38,380
          75,000  Liberty Media Corp..............................................     1.38%        10/15/23              77,109
          56,000  Live Nation Entertainment, Inc..................................     2.50%        05/15/19              61,040
                                                                                                                 ---------------
                                                                                                                         323,809
                                                                                                                 ---------------
                  METALS & MINING - 2.4%
          88,000  Newmont Mining Corp., Series B..................................     1.63%        07/15/17              94,545
          45,000  RTI International Metals, Inc...................................     1.63%        10/15/19              46,659
          32,000  Stillwater Mining Co............................................     1.75%        10/15/32              38,240
                                                                                                                 ---------------
                                                                                                                         179,444
                                                                                                                 ---------------
                  MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 1.8%
          28,000  Blackstone Mortgage Trust, Inc..................................     5.25%        12/01/18              31,289
          93,000  Starwood Property Trust, Inc....................................     4.55%        03/01/18             101,893
                                                                                                                 ---------------
                                                                                                                         133,182
                                                                                                                 ---------------
                  MULTI-UTILITIES - 0.5%
             565  CenterPoint Energy, Inc.........................................     4.18%        09/15/29              34,500
                                                                                                                 ---------------
                  OIL, GAS & CONSUMABLE FUELS - 0.6%
          49,000  Chesapeake Energy Corp. (a).....................................     5.50%        09/15/26              46,244
                                                                                                                 ---------------
                  PERSONAL PRODUCTS - 0.8%
          63,000  Herbalife Ltd...................................................     2.00%        08/15/19              61,347
                                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)

                  PHARMACEUTICALS - 1.6%
$         57,000  Jazz Investments I Ltd..........................................     1.88%        08/15/21     $        56,787
          51,000  Medicines Co. (a)...............................................     2.75%        07/15/23              48,641
          14,000  Teva Pharmaceutical Finance Co., LLC, Series C..................     0.25%        02/01/26              16,406
                                                                                                                 ---------------
                                                                                                                         121,834
                                                                                                                 ---------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.7%
          38,000  Advanced Micro Devices, Inc.....................................     2.13%        09/01/26              42,916
          46,000  Inphi Corp. (a).................................................     1.13%        12/01/20              53,360
          34,000  Intel Corp......................................................     2.95%        12/15/35              44,306
          91,000  Intel Corp......................................................     3.25%        08/01/39             156,179
          62,000  Lam Research Corp...............................................     1.25%        05/15/18             100,866
         105,000  Microchip Technology, Inc.......................................     1.63%        02/15/25             130,856
          22,000  Microchip Technology, Inc.......................................     2.13%        12/15/37              55,564
          52,000  Micron Technology, Inc., Series E...............................     1.63%        02/15/33              85,118
          18,000  Novellus Systems, Inc...........................................     2.63%        05/15/41              51,334
          46,000  NVIDIA Corp.....................................................     1.00%        12/01/18             162,179
          36,000  NXP Semiconductors NV...........................................     1.00%        12/01/19              41,490
          63,000  ON Semiconductor Corp., Series B................................     2.63%        12/15/26              72,568
          23,000  Xilinx, Inc.....................................................     2.63%        06/15/17              40,595
                                                                                                                 ---------------
                                                                                                                       1,037,331
                                                                                                                 ---------------
                  SOFTWARE - 8.6%
          25,000  BroadSoft, Inc..................................................     1.50%        07/01/18              28,906
         118,000  Citrix Systems, Inc.............................................     0.50%        04/15/19             132,971
          18,000  Mentor Graphics Corp............................................     4.00%        04/01/31              26,247
          55,000  Nuance Communications, Inc. (a).................................     1.00%        12/15/35              47,953
          39,000  Proofpoint, Inc.................................................     0.75%        06/15/20              46,946
          63,000  Red Hat, Inc....................................................     0.25%        10/01/19              78,317
          42,000  Rovi Corp.......................................................     0.50%        03/01/20              42,394
          74,000  salesforce.com, Inc.............................................     0.25%        04/01/18              91,251
          51,000  ServiceNow, Inc.................................................      (b)         11/01/18              66,778
          22,000  Take-Two Interactive Software, Inc..............................     1.00%        07/01/18              45,485
          39,000  Workday, Inc....................................................     0.75%        07/15/18              46,581
                                                                                                                 ---------------
                                                                                                                         653,829
                                                                                                                 ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
          44,000  Electronics For Imaging, Inc....................................     0.75%        09/01/19              46,640
                                                                                                                 ---------------
                  TRANSPORTATION INFRASTRUCTURE - 0.9%
          59,000  Macquarie Infrastructure Corp...................................     2.88%        07/15/19              68,071
                                                                                                                 ---------------
                  TOTAL CONVERTIBLE CORPORATE BONDS............................................................        5,426,783
                  (Cost $5,231,361)                                                                              ---------------


                                                                                      STATED         STATED
     SHARES                                 DESCRIPTION                                RATE         MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE PREFERRED SECURITIES - 23.5%

                  AEROSPACE & DEFENSE - 0.4%
           1,055  Alcoa Inc., Series 1............................................     5.38%        10/01/17              32,600
                                                                                                                 ---------------
                  BANKS - 6.3%
             157  Bank of America Corp., Series L.................................     7.25%          (d)                193,267
              23  Huntington Bancshares, Inc./OH, Series A........................     8.50%          (d)                 32,660
             189  Wells Fargo & Co., Series L.....................................     7.50%          (d)                246,645
                                                                                                                 ---------------
                                                                                                                         472,572
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                                                      STATED         STATED
     SHARES                                 DESCRIPTION                                RATE         MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE PREFERRED SECURITIES (CONTINUED)

                  DIVERSIFIED FINANCIAL SERVICES - 1.2%
             735  Mandatory Exchangeable Trust (a)................................     5.75%        06/01/19     $        91,865
                                                                                                                 ---------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
             685  Frontier Communications Corp., Series A.........................    11.13%        06/29/18              57,204
                                                                                                                 ---------------
                  ELECTRIC UTILITIES - 1.8%
             800  Exelon Corp.....................................................     6.50%        06/01/17              38,160
           1,550  NextEra Energy, Inc.............................................     6.37%        09/01/18              94,596
                                                                                                                 ---------------
                                                                                                                         132,756
                                                                                                                 ---------------
                  EQUITY REAL ESTATE INVESTMENT TRUSTS - 1.6%
             755  American Tower Corp., Series A..................................     5.25%        05/15/17              84,439
             570  Welltower, Inc., Series I.......................................     6.50%          (d)                 35,221
                                                                                                                 ---------------
                                                                                                                         119,660
                                                                                                                 ---------------
                  FOOD PRODUCTS - 1.6%
             345  Post Holdings, Inc..............................................     5.25%        06/01/17              46,428
             985  Tyson Foods, Inc................................................     4.75%        07/15/17              75,914
                                                                                                                 ---------------
                                                                                                                         122,342
                                                                                                                 ---------------
                  HEALTH CARE PROVIDERS & SERVICES - 0.6%
           1,095  Anthem, Inc.....................................................     5.25%        05/01/18              46,264
                                                                                                                 ---------------
                  MACHINERY - 0.2%
             150  Stanley Black & Decker, Inc.....................................     6.25%        11/17/16              17,562
                                                                                                                 ---------------
                  MULTI-UTILITIES - 2.1%
             660  Black Hills Corp................................................     7.75%        11/01/18              45,184
           2,250  Dominion Resources, Inc.........................................     6.38%        07/01/17             113,017
                                                                                                                 ---------------
                                                                                                                         158,201
                                                                                                                 ---------------
                  OIL, GAS & CONSUMABLE FUELS - 3.0%
             760  Anadarko Petroleum Corp.........................................     7.50%        06/07/18              32,034
             475  Hess Corp.......................................................     8.00%        02/01/19              28,096
           1,310  Kinder Morgan, Inc./DE, Series A................................     9.75%        10/26/18              60,326
           2,220  Southwestern Energy Co., Series B...............................     6.25%        01/15/18              55,655
             965  WPX Energy, Inc., Series A......................................     6.25%        07/31/18              49,640
                                                                                                                 ---------------
                                                                                                                         225,751
                                                                                                                 ---------------
                  PHARMACEUTICALS - 2.7%
             270  Allergan PLC, Series A..........................................     5.50%        03/01/18             207,630
                                                                                                                 ---------------
                  WIRELESS TELECOMMUNICATION SERVICES - 1.2%
           1,140  T-Mobile US, Inc................................................     5.50%        12/15/17              94,221
                                                                                                                 ---------------
                  TOTAL CONVERTIBLE PREFERRED SECURITIES.......................................................        1,778,628
                  (Cost $1,775,325)                                                                              ---------------

                  TOTAL INVESTMENTS - 95.2%....................................................................        7,205,411
                  (Cost $7,006,686) (e)

                  NET OTHER ASSETS AND LIABILITIES - 4.8%......................................................          358,864
                                                                                                                 ---------------
                  NET ASSETS - 100.0%..........................................................................  $     7,564,275
                                                                                                                 ===============



Page 10                 See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by SSI Investment Management Inc., the sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $683,016 or 9.0% of net assets.

(b)   Zero coupon security.

(c) Multi-Step Coupon Bond - Coupon steps up or down at predetmined dates. The interest rate shown reflects the rate in effect at October 31, 2016.

(d)   Perpetual maturity.

(e) Aggregate cost for federal income tax purposes is $7,166,700. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $246,453 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $207,742.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2016           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Convertible Corporate Bonds*.......................     $     5,426,783    $            --    $     5,426,783    $            --
                                                        ---------------    ---------------    ---------------    ---------------
Convertible Preferred Securities:
   Diversified Financial Services..................              91,865                 --             91,865                 --
   Food Products...................................             122,342             75,914             46,428                 --
   Other industry categories*......................           1,564,421          1,564,421                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Convertible Preferred Securities.............           1,778,628          1,640,335            138,293                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments..................................     $     7,205,411    $     1,640,335    $     5,565,076    $            --
                                                        ===============    ===============    ===============    ===============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


                        See Notes to Financial Statements                Page 11

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value..................................................      $    7,205,411
Cash...................................................................             376,039
Receivables:
   Investment securities sold..........................................              50,041
   Interest............................................................              21,105
   Dividends...........................................................               2,574
                                                                             --------------
   Total Assets........................................................           7,655,170
                                                                             --------------

LIABILITIES:
Payables:
   Investment securities purchased.....................................              85,811
   Investment advisory fees............................................               5,084
                                                                             --------------
   Total Liabilities...................................................              90,895
                                                                             --------------
NET ASSETS.............................................................      $    7,564,275
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital........................................................      $    7,557,373
Par value..............................................................               3,000
Accumulated net investment income (loss)...............................               3,843
Accumulated net realized gain (loss) on investments....................            (198,666)
Net unrealized appreciation (depreciation) on investments..............             198,725
                                                                             --------------
NET ASSETS.............................................................      $    7,564,275
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        25.21
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................             300,002
                                                                             ==============
Investments, at cost...................................................      $    7,006,686
                                                                             ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 3, 2015 (a) THROUGH OCTOBER 31, 2016

INTEREST:
Dividends..............................................................      $       75,907
Foreign tax withholding................................................                (787)
Interest...............................................................            (144,244)
                                                                             --------------
   Total investment income.............................................             (69,124)
                                                                             --------------

EXPENSES:
Investment advisory fees...............................................              47,252
                                                                             --------------
   Total expenses......................................................              47,252
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................            (116,376)
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.............................              13,594
   Net change in unrealized appreciation (depreciation) on investments.             198,725
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................             212,319
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $       95,943
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the creation units were established.


                        See Notes to Financial Statements                Page 13

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD NOVEMBER 3, 2015 (a) THROUGH OCTOBER 31, 2016

OPERATIONS:
Net investment income (loss)...........................................      $     (116,376)
Net realized gain (loss)...............................................              13,594
Net change in unrealized appreciation (depreciation)...................             198,725
                                                                             --------------
Net increase (decrease) in net assets resulting from operations........              95,943
                                                                             --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................             (92,041)
                                                                             --------------
Total distributions to shareholders....................................             (92,041)
                                                                             --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................           7,560,373
Cost of shares redeemed................................................                  --
                                                                             --------------
Net increase (decrease) in net assets resulting from shareholder
   transactions........................................................           7,560,373
                                                                             --------------
Total increase (decrease) in net assets................................           7,564,275

NET ASSETS:
Beginning of period....................................................                  --
                                                                             --------------
End of period..........................................................      $    7,564,275
                                                                             ==============
Accumulated net investment income (loss) at end of year................      $        3,843
                                                                             ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                  --
Shares sold............................................................             300,002
Shares redemmed........................................................                  --
                                                                             --------------
Shares outstanding, end of period......................................             300,002
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 14                 See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   FOR THE PERIOD
                                                                   11/3/2015 (a)
                                                                      THROUGH
                                                                     10/31/2016
                                                                   --------------
Net asset value, beginning of period                                 $    25.00
                                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (0.24)
Net realized and unrealized gain (loss)                                    0.90
                                                                     ----------
Total from investment operations                                           0.66
                                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                     (0.45)
                                                                     ----------
Total distributions                                                       (0.45)
                                                                     ----------
Net asset value, end of period                                       $    25.21
                                                                     ==========
TOTAL RETURN (b)                                                           2.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                 $    7,564
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                              0.95% (c)
Ratio of net investment income (loss) to average net assets               (2.34)% (c)
Portfolio turnover rate (d)                                                  54%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2016


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust SSI Strategic Convertible Securities ETF (the "Fund"), which trades under the ticker "FCVT" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio U.S. and non-U.S. convertible securities.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Convertible corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2016

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of security;
      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the sub-advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2016

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and has no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the period ended October 31, 2016 was as follows:

Distributions paid from:
Ordinary income.......................................      $   92,041

As of October 31, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.........................      $   57,036
Accumulated capital and other gain (loss).............         (91,845)
Net unrealized appreciation (depreciation)............          38,711

D. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in-losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund has non-expiring capital loss carryforwards of $91,845 for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2016

Certain losses realized during the current period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2016, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2016 remains open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the period ended October 31, 2016, the adjustments for the Fund were as follows:

                                              ACCUMULATED
                       ACCUMULATED            NET REALIZED
                      NET INVESTMENT          GAIN (LOSS)
                      INCOME (LOSS)          ON INVESTMENTS
                   --------------------   --------------------
                        $ 212,260             $ (212,260)

E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

F. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained SSI Investment Management Inc. ("SSI" or the "Sub-Advisor"), to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and its management of the investment of the Fund's assets and will pay SSI for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. SSI receives a sub-advisory fee from First Trust. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2016

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, for the Fund were $9,967,178 and $2,662,464, respectively.

For the period ended October 31, 2016, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to affect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2016


                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On November 21, 2016, the Fund declared a distribution of $0.03 per share to shareholders of record on November 25, 2016, payable November 30, 2016.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF:

We have audited the accompanying statement of assets and liabilities of First Trust SSI Strategic Convertible Securities ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period November 3, 2015 (commencement of operations) through October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust SSI Strategic Convertible Securities ETF as of October 31, 2016, the results of its operations, changes in its net assets, and the financial highlights for the period November 3, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2016

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the period ended October 31, 2016, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction      Qualified Dividend Income
         ----------------------------     ----------------------------
                    31.11%                           37.96%


                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

BDC RISK. The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. Investments in BDCs may be subject to price volatility and lack of liquidity. Debt securities and preferred securities issued by BDCs may be rated below investment grade (referred to as "junk" bonds), including in the lowest possible rating category, or unrated. Shares of BDCs are not redeem. able at the option of the shareholder and they may trade in the market at a discount to their net asset value. Moreover, a shareholder of a BDC will indirectly bear its pro rata share of the fees and expenses incurred by the BDC in which it invests, including advisory fees. The BDCs held by the Fund may employ the use of leverage through borrowings or the issuance of preferred stock. This leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. The loss on a leveraged investment may far exceed the principal amount invested. Moreover, the use of leverage may result in a BDC having to liquidate holdings when it may not be advantageous to do so. Investments in BDCs include risks associated with their holdings of smaller issuers and private companies. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive. For example, BDCs may invest in the debt of a company, which involves risk that the company may default on its payments or declare bankruptcy, and many of the debt instruments in which a BDC may invest will not be rated by a credit rating agency and may be below investment grade quality (referred to as "junk" bonds). A BDC's investments are generally less liquid than publicly traded securities and are subject to restrictions on their resale. The illiquidity of a BDC's holdings may make it difficult for the BDC to sell such investments if the need arises, and thus the BDC may be unable to take advantage of market opportunities or it may be forced to sell illiquid securities at a loss if it is required to raise cash for operations. Some BDCs are listed and trade on an exchange and other BDCs are not traded on an exchange and trade only in private transactions. BDCs that are not traded on an exchange may be less liquid than those that are traded on an exchange. An investment in BDCs may result in a complete loss of the investment.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying equity security or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The market values of convertible securities tend to decline as interest rates increase. However, a convertible security's market value also tends to reflect

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2016 (UNAUDITED)

the market price of the equity security of the issuing company, particularly when the price of the equity security is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying equity security). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation. Moreover, there can be no assurance that convertible securities will provide current income prior to conversion because the issuers of the convertible securities may default on their obligations.

Mandatory convertible securities are a subset of convertible securities. The conversion of such securities is not optional, and the conversion price at maturity is based solely upon the market price of the underlying equity security, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally are subject to a greater risk of loss of value than securities convertible at the option of the holder.

Contingent convertible securities (which generally provide for conversion under certain circumstances) are also a subset of convertible securities. They may have some of the characteristics of high yield bonds (referred to as "junk" bonds), while providing exposure to equity-like losses and volatility. Similar to mandatory convertible securities (and unlike traditional convertible securities), some contingent convertible securities provide for mandatory conversion under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Additionally, contingent convertible securities may contain features that limit an investor's ability to convert the security into the underlying equity security unless certain conditions are met. A typical feature may require that a security be convertible only when the sale price of the underlying common stock exceeds the conversion price by a specified percentage (e.g., the sale price of the common stock is greater than or equal to 130% of the conversion price) for a certain specified period of time (e.g., for at least 20 days during a span of 30 consecutive days in a month), or upon the occurrence of certain other specified conditions. Also, since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Further, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. Additionally, some contingent convertible securities have characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security's par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security's par value. Moreover, various contingent convertible securities may contain features that limit an investor's ability to convert the security unless certain conditions are met.

The values of certain synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because such synthetic convertibles are composed of two or more separate securities or instruments, each with its own market value. In addition, if the value of the underlying equity security or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible securities created by other parties generally have economic characteristics similar to those of a traditional convertible security; however, the issuer of the synthetic convertible security assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Therefore, the Fund is subject to the credit risk associated with the counterparty creating the synthetic convertible instrument. Synthetic convertible securities may also be subject to additional liquidity risk and to the risks associated with derivatives.

CREDIT RISK. An issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened if the Fund invests in "high yield" or "junk" securities; such securities involve greater risks than investment grade debt securities with similar maturities, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2016 (UNAUDITED)

DEBT SECURITIES RISK. An investment in the Fund involves risk associated with an investment in debt securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of swaps, options, futures contracts, forward contracts and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. The Fund may hold equity securities in its portfolio through direct investments in equity securities or upon conversion of a convertible security. The value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

ETNS RISK. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings and, therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the sub-advisor of the Fund will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2016 (UNAUDITED)

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

RESTRICTED SECURITIES RISK. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities.

WARRANTS RISK. The prices of warrants, which entitle the holder to purchase equity securities at specific prices for a certain period of time, do not necessarily move parallel to the prices of the underlying securities and likely fluctuate more than the prices of the underlying securities. Warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2016 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                       137        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products
                                                    and Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen,(1) Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2016 (UNAUDITED)


                               POSITION AND              TERM OF OFFICE
    NAME, ADDRESS                OFFICES                 AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                  SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer, BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present), and
                                                                            Stonebridge Advisors LLC (Investment Advisor)
                                                                            (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012),
D.O.B.: 08/72                                                               Guggenheim Funds Investment Advisors, LLC/
                                                                            Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                                                 Counsel, BondWave LLC and Secretary of
Wheaton, IL 60187                                    o Since Inception      Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                       Senior Vice President (September 2005 to July
  Suite 400                                          o Since Inception      2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to
120 E. Liberty Drive,                                                       Present), Vice President (August 2005 to
  Suite 400                                          o Since Inception      September 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                           First Trust Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

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


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


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


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR

SSI Investment Management Inc.
9440 Santa Monica Blvd, 8th Floor
Beverly Hills, California 90210

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Heitman Global Prime Real Estate ETF (PRME)

Annual Report
For the Period
November 11, 2015
(Commencement of Operations)
through October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 10
Statement of Operations...................................................... 11
Statement of Changes in Net Assets........................................... 12
Financial Highlights......................................................... 13
Notes to Financial Statements................................................ 14
Report of Independent Registered Public Accounting Firm...................... 20
Additional Information....................................................... 21
Board of Trustees and Officers............................................... 24
Privacy Policy............................................................... 26

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Heitman Real Estate Securities LLC ("Heitman" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Heitman Global Prime Real Estate ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are juts that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust Heitman Global Prime Real Estate ETF (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the period November 11, 2015 (the Fund's inception) through October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

First Trust Heitman Global Prime Real Estate ETF (the "Fund") is an actively managed exchange-traded fund that seeks to deliver long-term total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings if any) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts ("REITs"), real estate operating companies ("REOCs") and common stocks or depositary receipts of companies primarily engaged in the real estate industry. Accordingly, the Fund is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. The Fund will not invest directly in real estate. Shares of the Fund are listed on the NYSE Arca, Inc. under the ticker symbol "PRME."

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                   CUMULATIVE
                                                 TOTAL RETURNS
                                              Inception (11/11/15)
                                                  to 10/31/16

FUND PERFORMANCE
NAV                                                  -0.28%
Market Price                                         -0.38%

INDEX PERFORMANCE
FTSE EPRA/NAREIT Developed Index                      7.23%
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

-----------------------------------------------------------
                                               % OF TOTAL
SUB-INDUSTRY CLASSIFICATION                    INVESTMENTS
-----------------------------------------------------------
Retail REITs                                      25.4%
Office REITs                                      22.2
Real Estate Operating Companies                   14.5
Diversified REITs                                 13.0
Industrial REITs                                  10.1
Residential REITs                                  6.3
Diversified Real Estate Activities                 6.2
Hotel & Resort REITs                               2.3
                                                --------
     Total                                       100.0%
                                                ========

-----------------------------------------------------------
                                               % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
-----------------------------------------------------------
Vornado Realty Trust                               6.2%
Rexford Industrial Realty, Inc.                    5.6
Unibail-Rodamco SE                                 4.8
Federal Realty Investment Trust                    4.4
General Growth Properties, Inc.                    4.1
Mapletree Commercial Trust                         4.1
Mitsui Fudosan Co. Ltd.                            4.0
Gecina S.A.                                        3.6
Swire Properties Ltd.                              3.5
alstria office REIT-AG                             3.4
                                                --------
     Total                                        43.7%
                                                ========


         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             NOVEMBER 11, 2015 - OCTOBER 31, 2016

            First Trust Heitman Global        FTSE EPRA/NAREIT
              Prime Real Estate ETF           Developed Index
11/11/15             $10,000                      $10,000
4/30/16               10,474                       10,794
10/31/16               9,972                       10,723

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 12, 2015 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/12/15 - 10/31/16       106              5               0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/12/15 - 10/31/16       123              8               2              0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

First Trust Advisors L.P., 120 E. Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the First Trust Heitman Global Prime Real Estate ETF (the "Fund"). Heitman Real Estate Securities LLC, a registered investment advisor (the "Sub-Advisor") located in Chicago, Illinois, serves as the sub-advisor to the Fund with responsibility for North America. Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH, each a registered investment advisor located in Hong Kong and Germany, respectively, and each an affiliate of the Sub-Advisor, serve as sub-sub advisors to the Fund with responsibility for investments in the Asia-Pacific region and Europe.

                           PORTFOLIO MANAGEMENT TEAM

JERRY EHLINGER - MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER
   FOR NORTH AMERICAN PUBLIC REAL ESTATE SECURITIES
MARK ABRAMSON - MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER
   FOR EUROPEAN PUBLIC REAL ESTATE SECURITIES
JOHN WHITE - MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER
   FOR ASIA-PACIFIC PUBLIC REAL ESTATE SECURITIES

                                   COMMENTARY

MARKET RECAP

Real Estate stocks had mixed returns around the globe, positive performance in Asia and North America and negative in Europe for the 12-month period ending October 31, 2016.

After a volatile and tumultuous 2015, it's fair to say most investors were happy to put that year behind them. The global economy showed relatively weak growth for a recovery period despite seven years of Quantitative Easing ("QE") which we believe failed to stimulate a convincing recovery in aggregate demand. The list of global challenges expanded during 2015, as a seemingly endless caravan of migrants from troubled regions tested European and Scandinavian governments, as China's attempts to shift its economic focus put pressure on its growth rate and that of emerging markets and developed economies alike after more than a decade during which China's rapid growth drove global growth, terrorism stoked fears and low commodity prices put pressures on local economies. Adding to the complexity, the U.S. Federal Reserve (the "Fed") began to tighten at the end of 2015. Not a big move - just 25 basis points ("bps") - but a move nonetheless that put the U.S. out of synch with Europe, Japan and China. And the strong U.S. dollar hurt both trade and U.S. manufacturing.

The start of 2016 was not much to write home about, but the month of February might have seen the market bottom as global equities reached the lowest point on February 11, 2016 as global real estate equities turned upward the next day. Since then, investors have been willing to embrace a bit more risk. This intensified in March of 2016 as property stocks and equities around the globe rose higher. During the second quarter, the recovery in the market allowed the capital markets to open and this prompted many companies to issue equity around the globe. All asset classes continued to rebound from the selloff that defined the start of 2016 as investors tentatively embraced risk themes. Capital markets remained open and fully functioning as spreads continued to decline from their highs earlier in the year as we saw several real estate investment trust ("REIT") capital raises during the month of April 2016.

The year of 2016 will be marked by "Brexit", as the referendum by UK voters to leave the European Union ("EU") dominated the headlines. Markets rallied in the days leading up to the vote on June 23, as it appeared the vote would go in favor of staying in the EU. Indeed, even the first polls after the voting closed showed a likely win for the "Remain [in the EU]" camp. But then, the results started coming in and the odds makers and pollsters were proven dramatically wrong in their predictions as UK voters opted to leave the EU.

What followed was uncertainty and, since markets do not like uncertainty, global markets sold off with vigor in the two days following the vote. UK property stocks were hit hard as investors believed the strength of the London market would wane as jobs leave for places still in the EU, such as Paris and Frankfurt. The U.S., perceived as the preferred safe market around the globe, benefited as investors predicted that Brexit would cause the Fed to delay interest rates hikes as we continued the "lower for longer" interest rate regime witnessed this cycle. This also led the higher yielding markets of Australia, Singapore, and Canada to outperform as investors sought yield while global bond yields plunged.

As would be expected, defensive factors, such as low beta (a measure of price variability relative to the market), outperformed during the market sell off. However, after a couple of days, investors seemed to recognize that Brexit, while likely to hurt UK property fundamentals, is unlikely to have a material impact on property fundamentals elsewhere around the world. As a result, global property stocks regained their post-Brexit losses.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2016 (UNAUDITED)

Following the brief panic in the aftermath of the Brexit vote, property stocks were up strongly in July 2016 as the market refrain became "lower for longer" in regards to interest rates. Then, following July, property stocks declined as the creation of the new Real Estate Global Industry Classification Standard ("GICS") sector at the end of August 2016 in what appeared to be a "buy the rumor, sell the news" event. As we predicted amid the hyperbole about the potential impacts of the new GICS sector, very little happened around the event. That said, we believe the new Real Estate GICS sector should have a positive impact in the long-run for the industry.

An interesting pattern emerged in 2016 as dividend yield has been a prominent factor driving relative returns within REITs. The high dividend yielding names have outperformed low dividend yielding names around the globe and within regions. Normally, dividend yield is not a good predictor of relative returns. In fact, we often see that lower dividend yield names perform better as high yield companies are often lower quality companies with lower quality assets. However, when we look around and see more than $10 trillion in debt worldwide with negative yields, it shouldn't be a surprise that investors are seeking alternative forms of yield wherever they can get it. This is another example of non-fundamental forces at work in this era of unprecedented monetary easing around the world.

September of 2016 was the first full month of trading with real estate as a separate GICS sector, however, REITs did ... not much. We believe the markets were focused on macro events such as whether or not the Fed would raise rates (they did not). September usually heralds a re-opening of the capital markets following the generally slower summer month, and the markets opened with a bang as new equity and new debt capital markets issuance was very robust all around the globe. This highlighted the clear availability of capital in the markets. The general equities traded sideways during the month of October, REITs sold off as the big story during the month was the rise in interest rates around the globe. But while government bond yields rose around the globe, credit spreads remained stable or decreased. Because of this we continue to see robust activity in the credit markets, which suggests the selloff in property stocks during the month was overdone. Across the globe, because of the selloff we saw factors such as low beta companies outperform as investors fled assets with yield.

PERFORMANCE ANALYSIS

PRME performance has lagged the FTSE EPRA/NAREIT Developed Index (the "Index") since its inception (11/12/2015 - 10/31/2016). The portfolio performance was positive during this tumultuous time period however when compared to the Index, the underweighting of North America and overweighting of Europe versus the benchmark weights detracted from performance. As the strategy is benchmark agnostic, the weighting for regions is not related to the Index weightings but rather, they align broadly to the economic size, capital markets size and space demand of North America, Europe, and Asia-Pacific.

Brexit and negative performance from the British pound were the main culprits for Europe's underperformance when compared to the North America and Asia-Pacific regions. The London-focused office stocks of Derwent London PLC and British Land Co. PLC were among the worst performing in UK and overweighting these names detracted from performance relative to the Index. London office stocks underperformed after Brexit due to fears over London losing their status as the world's financial center.

In North America, the region had positive performance but underweight of the region versus the Index was the cause of the underperformance. From a stock selection perspective, overweighting New York REIT, Inc. (office) and AvalonBay Communities, Inc. (apartments) detracted from performance. For New York REIT, Inc., the market was disappointed in the reverse merger proposed by JBG Companies. Apartment companies with exposure to New York and San Francisco continued to underperform as investors were concerned about slowing growth in those markets and AvalonBay Communities, Inc. has significant exposure to both markets.

Asia-Pacific had positive performance however, underperformed the Index. Poor stock selection in Asia impacted performance. Overweighting of Hang Lung and Swire Properties Ltd. (Hong Kong) were detractors to performance. REITs continue to outperform developers throughout Asia as investors continue to buy yield in the region and avoid higher beta stocks such as developers.

MARKET AND FUND OUTLOOK

While the capital markets remain accommodative and positive, we believe global economic growth provides a favorable backdrop for real estate fundamentals, and we remain focused on guarding the portfolio against potential looming risks. Uncertainty in central bank policy actions around the globe, the future policy under U.S. President-elect Trump, as well as upcoming elections in Europe could create risks as well as potential opportunity for investors. Aside from that, we believe the spread that real estate offers to alternative investments such as debt continues to be attractive.

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Heitman Global Prime Real Estate ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE       NUMBER OF DAYS       SIX-MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016     IN THE PERIOD       PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
Actual                                               $1,000.00          $  952.10             0.95%              $4.66
Hypothetical (5% return before expenses)             $1,000.00          $1,020.36             0.95%              $4.82


(a) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), and multiplied by 184/366.

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS (a) - 78.2%

                  AUSTRALIA - 7.5%
           1,434  Dexus Property Group.........................................................................  $         9,752
           4,077  Goodman Group................................................................................           21,059
           5,374  GPT Group....................................................................................           19,050
           7,480  Scentre Group................................................................................           23,955
                                                                                                                 ---------------
                                                                                                                          73,816
                                                                                                                 ---------------
                  FRANCE - 8.2%
             238  Gecina S.A...................................................................................           34,696
             194  Unibail-Rodamco SE...........................................................................           46,213
                                                                                                                 ---------------
                                                                                                                          80,909
                                                                                                                 ---------------
                  GERMANY - 3.4%
           2,568  alstria office REIT-AG.......................................................................           33,138
                                                                                                                 ---------------
                  JAPAN - 12.4%
               5  Activia Properties, Inc......................................................................           24,316
               5  Global One Real Estate Investment Corp.......................................................           18,880
              18  GLP J-Reit...................................................................................           22,571
              15  Hulic Reit, Inc..............................................................................           26,290
               5  Nippon Building Fund, Inc....................................................................           29,703
                                                                                                                 ---------------
                                                                                                                         121,760
                                                                                                                 ---------------
                  SINGAPORE - 4.1%
          36,519  Mapletree Commercial Trust...................................................................           40,161
                                                                                                                 ---------------
                  SPAIN - 2.2%
           1,921  Merlin Properties Socimi S.A.................................................................           21,594
                                                                                                                 ---------------
                  UNITED KINGDOM - 7.5%
           2,135  British Land (The) Co., PLC..................................................................           15,301
             668  Derwent London PLC...........................................................................           19,778
           2,798  Hammerson PLC................................................................................           18,870
           1,754  Shaftesbury PLC..............................................................................           19,687
                                                                                                                 ---------------
                                                                                                                          73,636
                                                                                                                 ---------------
                  UNITED STATES - 32.9%
             220  Alexandria Real Estate Equities, Inc.........................................................           23,718
             192  AvalonBay Communities, Inc...................................................................           32,867
             450  Equity Residential...........................................................................           27,788
             293  Federal Realty Investment Trust..............................................................           42,552
           1,613  General Growth Properties, Inc...............................................................           40,244
             938  LaSalle Hotel Properties.....................................................................           22,278
           2,167  New York REIT, Inc...........................................................................           20,413
           2,572  Rexford Industrial Realty, Inc...............................................................           54,166
             647  Vornado Realty Trust.........................................................................           60,029
                                                                                                                 ---------------
                                                                                                                         324,055
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................          769,069
                  (Cost $787,526)                                                                                ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

OCTOBER 31, 2016

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (a) - 20.5%

                  HONG KONG - 5.7%
           1,472  Sun Hung Kai Properties Ltd..................................................................  $        21,979
          11,772  Swire Properties Ltd.........................................................................           33,848
                                                                                                                 ---------------
                                                                                                                          55,827
                                                                                                                 ---------------
                  JAPAN - 3.9%
           1,693  Mitsui Fudosan Co., Ltd......................................................................           38,592
                                                                                                                 ---------------
                  SPAIN - 2.8%
           3,868  Inmobiliaria Colonial S.A....................................................................           27,315
                                                                                                                 ---------------
                  SWEDEN - 5.7%
           1,869  Fabege AB....................................................................................           31,577
           1,592  Hufvudstaden AB, Class A.....................................................................           24,641
                                                                                                                 ---------------
                                                                                                                          56,218
                                                                                                                 ---------------
                  SWITZERLAND - 2.4%
             266  PSP Swiss Property AG........................................................................           23,790
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................          201,742
                  (Cost $204,100)                                                                                ---------------

                  TOTAL INVESTMENTS (b) - 98.7%................................................................          970,811
                  (Cost $991,626)
                  NET OTHER ASSETS AND LIABILITIES - 1.3%......................................................           12,858
                                                                                                                 ---------------
                  NET ASSETS - 100.0%..........................................................................  $       983,669
                                                                                                                 ===============

-----------------------------

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) Aggregate cost for federal income tax purposes is $1,010,943. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $46,075 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $86,207.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2016           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Real Estate Investment Trusts*.....................     $       769,069    $       769,069    $            --    $            --
Common Stocks*.....................................             201,742            201,742                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments..................................     $       970,811    $       970,811    $            --    $            --
                                                        ===============    ===============    ===============    ===============

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at October 31, 2016.


Page 8                  See Notes to Financial Statements

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

OCTOBER 31, 2016

-----------------------------------------
CURRENCY EXPOSURE            % OF TOTAL
DIVERSIFICATION              INVESTMENTS
-----------------------------------------
USD                             33.4%
EUR                             16.8
JPY                             16.5
AUD                              7.6
GBP                              7.6
SEK                              5.8
HKD                              5.8
SGD                              4.1
CHF                              2.4
                              -------
     Total                     100.0%
                              =======

Currency Abbreviations:
   AUD   Australian Dollar
   CHF   Swiss Franc
   EUR   Euro
   GBP   British Pound Sterling
   HKD   Hong Kong Dollar
   JPY   Japanese Yen
   SEK   Swedish Krona
   SGD   Singapore Dollar
   USD   Unites States Dollar


                        See Notes to Financial Statements                 Page 9

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value......................................................  $      970,811
Cash.......................................................................           1,949
Foreign currency...........................................................              62
Receivables:
   Investment securities sold..............................................          18,750
   Dividends...............................................................           1,748
   Dividend reclaims.......................................................             931
                                                                             --------------
   Total Assets............................................................         994,251
                                                                             --------------

LIABILITIES:
Payables:
   Investment securities purchased.........................................           9,777
   Investment advisory fees................................................             805
                                                                             --------------
   Total Liabilities.......................................................          10,582
                                                                             --------------
NET ASSETS.................................................................  $      983,669
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital............................................................  $    1,040,985
Par value..................................................................             500
Accumulated net investment income (loss)...................................          13,490
Accumulated net realized gain (loss) on investments........................         (50,425)
Net unrealized appreciation (depreciation) on investments..................         (20,881)
                                                                             --------------
NET ASSETS.................................................................  $      983,669
                                                                             ==============
NET ASSET VALUE, per share.................................................  $        19.67
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..................................          50,002
                                                                             ==============
Investments, at cost.......................................................  $      991,626
                                                                             ==============
Foreign currency, at cost (proceeds).......................................  $           62
                                                                             ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 11, 2015 (a) THROUGH OCTOBER 31, 2016

INVESTMENT INCOME:
Dividends..................................................................  $       52,428
Foreign tax withholding....................................................          (3,478)
Other......................................................................              55
                                                                             --------------
   Total investment income.................................................          49,005
                                                                             --------------

EXPENSES:
Investment advisory fees...................................................          15,253
                                                                             --------------
   Total expenses..........................................................          15,253
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...............................................          33,752
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.............................................................         (38,975)
   In-kind redemptions.....................................................          73,983
   Foreign currency transactions...........................................          (1,114)
                                                                             --------------
Net realized gain (loss)...................................................          33,894
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.............................................................         (20,815)
   Foreign currency translation............................................             (66)
                                                                             --------------
Net change in unrealized appreciation (depreciation).......................         (20,881)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)....................................          13,013
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................................  $       46,765
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the creation units were established.


                        See Notes to Financial Statements                Page 11

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                                              11/11/15 (a)
                                                                                THROUGH
                                                                               10/31/2016
                                                                             --------------
OPERATIONS:
Net investment income (loss)..............................................   $       33,752
Net realized gain (loss)..................................................           33,894
Net change in unrealized appreciation (depreciation)......................          (20,881)
                                                                             --------------
Net increase (decrease) in net assets resulting from operations...........           46,765
                                                                             --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................................          (35,946)
                                                                             --------------
Total distributions to shareholders.......................................          (35,946)
                                                                             --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................        2,016,020
Cost of shares redeemed...................................................       (1,043,170)
                                                                             --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...............................................          972,850
                                                                             --------------
Total increase (decrease) in net assets...................................          983,669

NET ASSETS:
Beginning of period.......................................................               --
                                                                             --------------
End of period.............................................................   $      983,669
                                                                             ==============
Accumulated net investment income (loss) at end of year...................   $       13,490
                                                                             ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................               --
Shares sold...............................................................          100,002
Shares redeemed...........................................................          (50,000)
                                                                             --------------
Shares outstanding, end of period.........................................           50,002
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the creation units were established.


Page 12                 See Notes to Financial Statements

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   FOR THE PERIOD
                                                                    11/11/15 (a)
                                                                      THROUGH
                                                                     10/31/2016
                                                                   --------------
Net asset value, beginning of period.......................          $    20.16
                                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............................                0.40
Net realized and unrealized gain (loss) ...................               (0.45)
                                                                     ----------
Total from investment operations ..........................               (0.05)
                                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .....................................               (0.44)
                                                                     ----------
Total distributions .......................................               (0.44)
                                                                     ----------
Net asset value, end of period ............................          $    19.67
                                                                     ==========
TOTAL RETURN (b)...........................................               (0.28)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................          $      984
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                              0.95% (c)
Ratio of net investment income (loss) to average
   net assets .............................................                2.10% (c)
Portfolio turnover rate (d)................................                  78%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2016


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Heitman Global Prime Real Estate ETF (the "Fund"), which trades under the ticker "PRME" on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to provide long-term total return. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts ("REITs"), real estate operating companies ("REOCs") and common stocks or depositary receipts of companies primarily engaged in the real estate industry (collectively, "Real Estate Securities"). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. (the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2016

suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2016

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividend received and is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the period ended October 31, 2016 was as follows:

Distributions paid from:

Ordinary income.......................................    $    35,946
Capital gain..........................................             --
Return of capital.....................................             --

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.........................    $    32,807
Accumulated capital and other losses..................        (50,425)
Net unrealized appreciation (depreciation)............        (40,198)

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2016

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2016 remains open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $50,425.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the period ended October 31, 2016, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the period ended October 31, 2016, the adjustments for the Fund were as follows:


           ACCUMULATED         ACCUMULATED NET
          NET INVESTMENT     REALIZED GAIN (LOSS)
          INCOME (LOSS)         ON INVESTMENTS       PAID-IN CAPITAL
       --------------------  --------------------  --------------------
             $ 15,684             $ (84,319)             $ 68,635

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained Heitman Real Estate Securities LLC ("Heitman" or the "Sub-Advisor"), an affiliate of First Trust, to serve as its investment sub-advisor and Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH (the "Sub-Sub-Advisors") to serve as the investment sub-sub-advisors. In this capacity, the Sub-Advisor is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio and overseeing the Sub-Sub-Advisors. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Heitman and its management of the investment of the Fund's assets and will pay Heitman for its services as the Fund's sub-advisor. The Sub-Sub-Advisors' fees are paid by the Sub-Advisor out of the Sub-Advisor management fee. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2016

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $1,267,999 and $1,249,358, respectively.

For the period ended October 31, 2016, the cost of in-kind purchases was $1,996,815 and $1,054,208, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction fee is currently $700. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $700. The Fund reserves the right to affect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2016


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2018.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Heitman Global Prime Real Estate ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period from November 11, 2015 (commencement of operations) through October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Heitman Global Prime Real Estate ETF as of October 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the period from November 11, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the period ended October 31, 2016, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction      Qualified Dividend Income
         ----------------------------     ----------------------------
                      0%                             24.05%

The Fund met the requirements of Section 853 of the Internal Revenue Code and elects to pass through to it's shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:


           Gross Foreign Income               Gross Foreign Taxes
         --------------------------       --------------------------
          Amount          Per Share        Amount          Per Share
         ---------        ---------       ---------        ---------
         $  41,980        $    0.84       $   3,180        $    0.06


The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders a shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on the FTP website and disclosed in the tax letter.

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASIA INVESTMENT RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries, including China, have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

CONCENTRATION RISK. The Fund is concentrated in REITs and/or real estate management and development companies. A fund concentrated in a single sector, industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2016 (UNAUDITED)

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EMERGING MARKETS RISK. Investments in securities of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

EUROPE INVESTMENT RISK. The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis and the related austerity measures in certain countries have had, and continue to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

INTEREST RATE RISK. The Fund is subject to interest rate risk. Increases in interest rates typically coincide with higher investor required returns and can lower the present value of a REIT's future earnings stream if not met with a commensurate increase in growth.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the portfolio managers of the Fund will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. The Fund may invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2016 (UNAUDITED)

REAL ESTATE INVESTMENT RISK. The Fund invests in companies in the real estate industry, including REITs and REOCs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

REIT INVESTMENT RISK. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2016 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND          SERVICE (1)                  DURING PAST 5 YEARS                 TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 6018                                                                                                 International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                       137        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137         None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2016 (UNAUDITED)

     NAME, ADDRESS       POSITION AND OFFICES        TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH           WITH FUND              LENGTH OF SERVICE                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer, BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)
                                                                            (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012),
D.O.B.: 08/72                                                               Guggenheim Funds Investment Advisors, LLC/
                                                                            Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                                                 Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                    o Since Inception      Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                       Senior Vice President (September 2005 to July
  Suite 400                                          o Since Inception      2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to
120 E. Liberty Drive,                                                       Present), Vice President (August 2005 to
  Suite 400                                          o Since Inception      September 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                           First Trust Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

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


                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR

Heitman Real Estate Securities LLC
191 North Wacker Drive, Suite 2500
Chicago, IL 60606

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $231,200 for the fiscal year ended October 31, 2015 and $288,700 for the fiscal year ended October 31, 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review, multistate tax compliance, tax advice, international tax services and tax planning to the registrant were $24,950 for the fiscal year ended October 31, 2015 and $30,150 for the fiscal year ended October 31, 2016.

      Tax Fees (Investment Adviser) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's distributor were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      All Other Fees (Investment Adviser) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's distributor, other than the services reported in paragraphs (a) through

      (c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                  Adviser and Distributor:
           -----------                  ------------------------
              (b) 0%                             (b) 0%
              (c) 0%                             (c) 0%
              (d) 0%                             (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2015 were $24,950 for the registrant, $12,500 for the registrant's investment adviser and $36,500 for the registrant's distributor; and for the fiscal year ended October 31, 2016 were $30,150 for the registrant, $13,000 for the registrant's investment adviser and $31,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)   (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund IV
             ------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------


By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.